As filed electronically with the Securities and Exchange Commission on or about May 8, 2019

Registration No. 333-______

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________________________________

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[      ] Pre-Effective Amendment No. ___ [      ] Post-Effective Amendment No. ___

FIRST TRUST EXCHANGE-TRADED FUND II

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive Suite 400 Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

(630) 765-8000

(Registrant’s Area Code and Telephone Number)

W. Scott Jardine First Trust Advisors L.P. Suite 400 120 East Liberty Drive Wheaton, Illinois 60187

(Name and Address of Agent for Service)

With copies to:

Eric F. Fess
Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois 60603

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.01 par value per share) of
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

First Trust Heitman Global Prime Real Estate ETF

A Message from the Chairman of the Board of Trustees

[                        ], 2019

Dear Shareholder:

I am writing to you to ask for your vote on a very important matter that will significantly affect your investment in First Trust Heitman Global Prime Real Estate ETF (“PRME”). Enclosed is a proxy statement and prospectus (“Proxy Statement/Prospectus”) seeking your approval of a proposal at a special meeting of shareholders of PRME (the “Meeting”).

At the Meeting, which will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [__], 2019, at [___] p.m., shareholders will be asked to consider and vote upon a proposed transaction involving a reorganization transaction (the “Reorganization”) whereby PRME will be combined with First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR”), an exchange-traded fund (“ETF”) organized as a separate series of First Trust Exchange-Traded Fund II, an open-end management investment company, pursuant to which shareholders of PRME would become shareholders of FFR.

Through the Reorganization, shares of PRME would be exchanged, on a tax-free basis for federal income tax purposes as further described herein, for shares of FFR with an equal aggregate net asset value, and PRME shareholders will become shareholders of FFR.

In determining to recommend approval of the proposal, the Board of Trustees of PRME considered the following factors, among others:

•	PRME and FFR have similar investment strategies;
•	the Reorganization is expected to allow shareholders of PRME to hold shares of a fund with significantly greater net assets; and
•	the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

The Board of Trustees of PRME has unanimously approved the Agreement and Plan of Reorganization (the “Plan”) and the transactions it contemplates and recommends that PRME shareholders vote “FOR” approval of the Plan and the Reorganization it contemplates. A copy of the form of the Plan is attached as Exhibit A to the enclosed Proxy Statement/Prospectus.

Also included in this booklet are the following materials concerning the upcoming Meeting:

•	a Notice of Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and
•	a Proxy Statement/Prospectus, which provides detailed information on FFR, the specific proposal being considered at the Meeting and why the proposal is being made, including the differences between shares of PRME and the shares of FFR that PRME shareholders will receive as a result of the Reorganization.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by touch-tone telephone or via the Internet. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or vote by touch-tone telephone or via the Internet. A postage-paid envelope is enclosed for mailing, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of PRME that you own. Please take a few moments to read the enclosed materials and then cast your vote.

Our proxy solicitor, AST Fund Solutions LLC, may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

James A. Bowen

Chairman of the Board of Trustees,
First Trust Heitman Global Prime Real Estate ETF

If You Need Any Assistance, Or Have Any Questions Regarding The Proposed Reorganization Or How To Vote Your Shares, Call AST Fund Solutions LLC at [( ) - ] Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

-ii-

Important Notice to Shareholders of

First Trust Heitman Global Prime Real Estate ETF

Questions & Answers

[                    ], 2019

Although we recommend that you read the entire Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	What is happening?
A.	You are being asked to vote on the following proposal to be considered at a special meeting of shareholders (the “Meeting”) of First Trust Heitman Global Prime Real Estate ETF (“PRME”):
•	The approval of an Agreement and Plan of Reorganization (the “Plan”) between First Trust Exchange-Traded Fund IV (“First Trust ETF IV”), of which PRME is a series, and First Trust Exchange-Traded Fund II (“First Trust ETF II”), of which First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund is a series (“FFR,” and PRME and FFR are each a “Fund” and, together, the “Funds”), and the reorganization contemplated thereby pursuant to which FFR will acquire the assets and assume the liabilities of PRME, and shareholders of PRME will become shareholders of FFR (collectively, the “Reorganization”).

The Board of Trustees of PRME has determined that the proposal is in the best interests of the Fund. The Board of Trustees unanimously recommends that you vote FOR the proposal.

Q.	How will the Reorganization be effected?
A.	Assuming PRME shareholders approve the Reorganization, PRME will be reorganized into FFR. Immediately following the reorganization, PRME will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

Upon the closing of the reorganization of PRME into FFR, PRME shareholders will receive newly issued shares of FFR. Shareholders of PRME will receive a number of FFR shares equal in value to the value of the PRME shares held by such shareholders, each computed as of the close of regular trading on the NYSE Arca (the “NYSE Arca”) on the business day immediately prior to the date of the closing of the Reorganization (the “Valuation Time”).

Q.	Why is the Reorganization being recommended?
A.

Since its inception, PRME has failed to gather assets and reach scale. This may be partially due to the fact that, since inception, PRME has underperformed its benchmark. PRME’s Board of Trustees and management have regularly monitored the size and performance of PRME and considered a variety of alternatives to increase its assets and have sought to develop a viable approach to address PRME’s lack of scale. FFR has significantly greater assets than PRME and has outperformed PRME since PRME’s inception on November 11, 2015 through the end of 2018. The Board of Trustees and management of PRME believe the Reorganization may allow PRME shareholders who become shareholders of FFR to experience the benefits associated with holding shares in a fund with significantly greater assets than PRME while allowing PRME’s shareholders the opportunity to continue their investment in a similar global real estate strategy. If the Reorganization is consummated, PRME’s shareholders will receive FFR shares equal in value to the value of their PRME shares as of the Valuation Time. Immediately after the Reorganization, FFR will have a greater asset base than PRME prior to the Reorganization. In addition, FFR has and is expected to maintain a lower total operating expense ratio than PRME following the Reorganization and FFR has historically made higher distributions than PRME. No assurances can be given that FFR’s total operating expense ratio and distributions will remain at their current rate.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganization?
A.	Yes. The direct costs associated with the proposed Reorganization, including the costs associated with the Meeting, will be borne by First Trust Advisors, L.P., the investment adviser of the Funds (“First Trust” or the “Adviser”). However, the indirect expenses of the Reorganization, primarily relating to the repositioning of the assets of PRME, will be borne by PRME and will impact the net asset value of PRME prior to the Reorganization.
Q.	How will the Reorganization affect distribution rates?
A.	Historically, FFR has had a higher distribution rate than PRME. As a result, PRME shareholders who continue as FFR shareholders following the Reorganization are expected to receive distributions at a higher rate. No assurances can be given that FFR distributions will remain at their current rate.
Q.	Will the shares held by PRME shareholders continue to be listed on the NYSE Arca following the Reorganization?
A.	Yes. PRME shares and FFR shares are both currently listed and trade on the NYSE Arca and FFR shares will continue to be listed and trade on the NYSE Arca following the Reorganization.
Q.	Do the Funds have similar investment strategies and risks?
A.	Yes. The investment strategies of PRME and FFR are similar in certain respects, but have some important differences. As a result of such similarities, the Funds are subject to many of the same investment risks.

PRME is an actively managed exchange-traded fund (“ETF”) whose investment objective is to provide long-term total return. In contrast, FFR is an index-based ETF whose investment objective is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the FTSE EPRA/ NAREIT Developed Index (the “Index”).

PRME seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts (“REITs”), real estate operating companies (“REOCs”) and common stocks or depositary receipts of companies primarily engaged in the real estate industry (collectively, “Real Estate Securities”). Accordingly, PRME is concentrated in REITs and/or real estate management and development companies (including REOCs), sub-industries of the real estate industry group. Real estate management and development companies generally derive at least 50% of their revenue from, or have at least 50% of their assets invested in, real estate, including the ownership, construction, management, or sale of real estate. PRME does not invest directly in real estate.

FFR pursues its investment objective by investing at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is composed of publicly traded REITs and real estate holding and development companies. FFR, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is compiled and maintained by FTSE International Limited (“FTSE” or the “Index Provider”).

The principal differences between the investment strategies of PRME and FFR are as follows: (i) PRME is an actively managed ETF while FFR is an index-based ETF; and (ii) in addition to investing in REITs, PRME has or may have a significant holding in REOCs. As a result of such differences, PRME and FFR are subject to different risks associated with such different investments and strategies.

Q.	Are the Funds managed by the same portfolio management team?
A.	No. Although First Trust Advisors L.P. serves as the investment adviser to both PRME and FFR, PRME is sub-advised by Heitman Real Estate Securities LLC, which provides the day-to-day management of PRME’s securities and investment strategy and sub-sub-advised by Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH. First Trust manages the strategy of FFR.
Q.	Will the Reorganization constitute a taxable event for PRME shareholders?
A.	No. The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes and will not occur unless PRME’s counsel provides a tax opinion to that effect. If a shareholder chooses to sell PRME shares prior to the Reorganization, the sale will generate taxable gain or loss; therefore, such shareholder may wish to consult a tax advisor before doing so. Of course, the shareholder also may be subject to periodic capital gains as a result of the normal operations of PRME whether or not the proposed Reorganization occurs.

PRME, if requested by FFR, will attempt to dispose of assets that do not conform to FFR’s investment objective, policies and restrictions in advance of the Reorganization. PRME intends to pay a dividend of any realized undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing of the Reorganization of PRME into FFR. The amount of dividends actually paid, if any, will depend on a number of factors, such as changes in the value of PRME’s holdings and the extent of the liquidation of securities between the date of the Meeting and the closing of such Reorganization.

Q.	Will the value of my investment change as a result of the approval of the proposed Reorganization?
A.

Shareholders of PRME will receive a number of FFR shares equal in value to the value of the PRME shares held as of the Valuation Time. It is estimated that portfolio repositioning will result in transaction costs payable by PRME in advance of the Reorganization of approximately $1,700, or 0.08% of its net assets, based on average costs normally incurred in such transactions. It is likely that the number of shares a PRME shareholder owns will change as a result of the Reorganization because shares of PRME will be exchanged for shares of FFR at an exchange ratio based on the Funds' relative net asset values, which will likely differ from one another at the Valuation Time.

Q.	What vote is required to approve the proposed Reorganization?
A.	The approval of the proposed Reorganization requires the affirmative vote of (i) 67% or more of the PRME shares present at the Meeting, if the holders of more than 50% of the outstanding shares of PRME are present or represented by proxy, or (ii) more than 50% of the outstanding shares of PRME, whichever is less.
Q.	How does the Board of Trustees recommend that shareholders vote on the proposal?
A.	After careful consideration, the Board of Trustees has determined that the Reorganization is in the best interests of PRME and that, the interests of PRME’s existing shareholders will not be diluted as a result of the Reorganization and recommends that shareholders vote FOR the proposal.
Q.	What will happen if the required shareholder approval is not obtained?
A.	In the event that shareholders of PRME do not approve the Reorganization, each Fund will continue to exist and operate on a stand alone basis.
Q.	When would the proposed Reorganization be effective?
A.	If approved, the Reorganization is expected to occur as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Reorganization, shareholders of PRME will receive notice indicating that the Reorganization was completed.

Q.	How can I vote?

A.        You can vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated;
•	by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator;
•	via the Internet by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting.

Whichever method you choose, please take the time to read the full text of the enclosed Proxy Statement/Prospectus before you vote.

Q.	Whom should I call for additional information about the Proxy Statement/Prospectus?

A.        Please call AST Fund Solutions LLC, the Funds’ proxy solicitor, at [( ) - ].

First Trust Heitman Global Prime Real Estate ETF

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders
To be held on [                   ], 2019

[                           ], 2019

To the Shareholders of First Trust Heitman Global Prime Real Estate ETF:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of First Trust Heitman Global Prime Real Estate ETF (“PRME”), a series of First Trust Exchange-Traded Fund IV, a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [                   ], 2019, at [        ] p.m. Central time, to consider the following (the “Proposal”):

To approve an Agreement and Plan of Reorganization by and between First Trust Exchange-Traded Fund IV, on behalf of PRME, and First Trust Exchange-Traded Fund II, on behalf of First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR”) pursuant to which PRME would (i) transfer all of its assets to FFR in exchange solely for newly issued shares of FFR and FFR’s assumption of all of the liabilities of PRME and (ii) immediately distribute such newly issued shares of FFR to PRME shareholders (collectively, the “Reorganization”).

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

Holders of record of shares of PRME at the close of business on [                   ], 2019 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of PRME,

W. Scott Jardine

Secretary

Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance, Or Have Any Questions Regarding Your Fund’s Proposal Or How To Vote Your Shares, Call AST Fund Solutions LLC at [(   )   -   ] Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and help you to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.       Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.       All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Director
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/ UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
First Trust Heitman Global Prime Real Estate ETF

This document contains a Proxy Statement/Prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in accordance with the recommendation of the Board of Trustees as indicated on the cover of the Proxy Statement/Prospectus.

We urge you to review the Proxy Statement/Prospectus carefully and either fill out your proxy card and return it to us by mail, vote by phone or vote via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call AST Fund Solutions LLC, the proxy solicitor, at the special toll-free number we have set up for you: [(   )   -   ].

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 8, 2019

First Trust Heitman Global Prime Real Estate ETF

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

PROXY STATEMENT/PROSPECTUS

[                           ], 2019

This Proxy Statement/Prospectus is being furnished to shareholders of First Trust Heitman Global Prime Real Estate ETF (“PRME”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund IV, an open-end management investment company (“First Trust ETF IV”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of PRME (the “Board of Trustees”) to be held at the offices of PRME, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [              ], 2019, at [        ] p.m. Central time, as may be adjourned or postponed, to consider the proposal listed below, and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. PRME and First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund II, an open-end management investment company (“First Trust ETF II”), are referred to herein collectively as the “Funds” and each is referred to herein individually as a “Fund.”

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposal described in this Proxy Statement/Prospectus or investing in FFR. Please read it carefully and keep it for future reference.

At the Meeting, the shareholders of PRME will be asked to approve the proposal, as described below (the “Proposal”):

To approve an Agreement and Plan of Reorganization by and between First Trust ETF IV, on behalf of PRME, and First Trust ETF II, on behalf of FFR, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A (the “Plan”), pursuant to which PRME would (i) transfer all of its assets to FFR in exchange solely for newly issued shares of FFR and FFR’s assumption of all of the liabilities of PRME and (ii) immediately distribute such newly issued shares of FFR to PRME shareholders (collectively, the “Reorganization”).

The Board of Trustees has unanimously approved the Proposal as being in the best interests of PRME, and unanimously recommends that you vote FOR the Proposal. The Board of Trustees believes the Reorganization will allow PRME shareholders to hold shares in a fund with significantly greater assets while allowing PRME’s shareholders the opportunity to continue their investment in a global real estate strategy. In addition, FFR has historically paid a higher distribution than PRME. FFR is expected to maintain a higher distribution rate than PRME following the Reorganization. No assurances can be given that FFR distributions will remain at their current rate.

The proposed Reorganization seeks to combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of PRME into FFR, pursuant to which PRME would (i) transfer all of its assets to FFR in exchange solely for newly issued shares of FFR and FFR’s assumption of all of the liabilities of PRME and (ii) immediately distribute such newly issued shares of FFR to PRME shareholders. Shareholders of PRME will receive a number of FFR shares equal in value to the value of the PRME shares held as of the close of regular trading on the NYSE Arca (the “NYSE Arca”) on the business day immediately prior to the closing of the reorganization of PRME into FFR (the “Valuation Time”). Through the Reorganization, shares of PRME would be exchanged on a tax-free basis for federal income tax purposes for shares of FFR. In the event that shareholders of PRME do not approve the Reorganization, each Fund will continue to exist and operate on a stand alone basis.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

FFR lists and trades its shares on the NYSE Arca. Shares of FFR are not redeemable individually and therefore liquidity for individual shareholders of FFR will be realized only through a sale on the NYSE Arca at market prices that may differ to some degree from the net asset value of the FFR shares. Reports, proxy materials and other information concerning FFR can be inspected at the offices of the NYSE Arca.

The following documents contain additional information about PRME and FFR, have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

(i) the prospectus and Statement of Additional Information of FFR, dated February 1, 2019, relating to shares of FFR;

(ii) the prospectus and Statement of Additional Information of PRME, dated March 1, 2019, relating to shares of PRME;

(iii) the audited financial statements and related independent registered public accounting firm’s report for FFR and the financial highlights for FFR contained in FFR’s Annual Report to Shareholders for the fiscal year ended September 30, 2018 (SEC File No. 811-21944); and

(iv) the audited financial statements and related independent registered public accounting firm’s report for PRME and the financial highlights for PRME contained in PRME’s Annual Report to Shareholders for the fiscal year ended October 31, 2018 (SEC File No. 811-22559)

A copy of the FFR prospectus accompanies this Proxy Statement/Prospectus. The Statement of Additional Information to this Proxy Statement/Prospectus is also incorporated by reference and legally deemed to be part of this document, and is available upon oral or written request at no charge by calling First Trust Advisors L.P. (“First Trust”) at (800) 621-1675 or by writing to First Trust at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. In addition, FFR will furnish, without charge, a copy of its prospectus, most recent Annual Report or Semi-Annual Report to a shareholder upon request. PRME’s prospectus dated March 1, 2019, and Annual Report to Shareholders for the fiscal year ended October 31, 2018, containing audited financial statements, have been previously made available or mailed to shareholders. Copies of these documents are available upon request and without charge by writing to First Trust at the address listed above or by calling (800) 621-1675.

-ii-

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy statement/prospectus materials and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning PRME and FFR may be inspected at the offices of the NYSE Arca.

This Proxy Statement/Prospectus serves as a prospectus of FFR in connection with the issuance of the FFR common shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

-iii-

INTRODUCTION	1
A. Synopsis	4
B. Risk Factors	14
C. Information About the Reorganization	21
D. Additional Information About the Investment Policies	27
Proposal — Reorganization of PRME Into FFR	32
ADDITIONAL INFORMATION ABOUT PRME AND FFR	33
GENERAL INFORMATION	40
OTHER MATTERS TO COME BEFORE THE MEETING	45
EXHIBIT A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

INTRODUCTION

This Proxy Statement/Prospectus, along with the Notice of Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of PRME on or about [                   ], 2019. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact AST Fund Solutions LLC, proxy solicitor for the Funds, at [(  )   -   ].

Shareholders of record of PRME as of the close of business on [                 ], 2019 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Board of Trustees requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is returned and no choice is specified, the shares will be voted FOR the Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the Proposal by filing with PRME a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked prior to its exercise by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

AST Fund Solutions LLC has been engaged to assist in the solicitation of proxies for PRME. As the date of the Meeting approaches, certain shareholders of PRME may receive a telephone call from a representative of AST Fund Solutions LLC if their votes have not yet been received. Authorization to permit AST Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of PRME. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Trustees believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of AST Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to AST Fund Solutions LLC, then the representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. AST Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call AST Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for voting by phone or via the Internet. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions by phone or via the Internet.

Under the By-Laws of PRME, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of at least thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the respective Fund entitled to vote at the Meeting. For purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), are counted.

If a quorum is not present, the chair of the Meeting or person presiding thereat, as applicable, may adjourn the Meeting from time to time until a quorum is present. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the Meeting may, by motion of the person presiding thereat, be adjourned when such adjournment is approved by the vote of holders of shares of PRME representing a majority of the voting power of the shares of PRME present and entitled to vote with respect to the matter to be adjourned, and voting on the adjournment. Unless a proxy is otherwise limited in this regard, any shares of PRME present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment.

Broker-dealer firms holding shares of PRME in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal. Pursuant to NYSE Rule 452, broker-dealers that are members of the NYSE Arca and that have not received instructions from a customer prior to the date specified in the broker-dealer’s request for voting instructions may not vote such customer’s shares on the Proposal being considered at the Meeting. Broker-dealers who are not members of the NYSE Arca may be subject to other rules, which may or may not permit them to vote customer shares without instruction.

The affirmative vote of a majority of the outstanding voting securities of PRME is required to approve the Proposal relating to the Plan as set forth on the cover of this Proxy Statement/Prospectus. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of PRME present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of PRME. For purposes of determining the approval of the Plan and the Reorganization it contemplates by PRME shareholders, abstentions and broker non-votes will have the effect of a vote against such Proposal.

Proxy solicitations will be made, beginning on or about [                      ], 2019, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of PRME, as applicable; (ii) AST Fund Solutions LLC, PRME’ proxy solicitor that will provide proxy solicitation services in connection with the Proposal set forth herein; (iii) First Trust Advisors L.P. (“First Trust” or, the “Advisor”), the investment adviser of the Funds; (iv) Brown Brothers Harriman & Co., the administrator, accounting agent, custodian and transfer agent of PRME ; or (v) any affiliates of those entities.

The direct expenses associated with the preparation of the Proposal and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Proxy Statement/Prospectus and its enclosures, will be paid by First Trust.

The indirect expenses of the Reorganization, primarily relating to the repositioning of the assets of PRME, will be borne by PRME and are estimated to be approximately $1,700, or 0.08% of its net assets, based on average costs normally incurred in such transactions.

As of the Record Date, [                ] shares of PRME were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of PRME the shareholder owns.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganization and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Proxy Statement/Prospectus.

The Proposed Reorganization

The Board of Trustees of PRME, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), has unanimously approved the proposed Reorganization, including the Plan. If the shareholders of PRME approve the Proposal, PRME will reorganize into FFR, pursuant to which PRME would (i) transfer all of its assets to FFR in exchange solely for newly issued shares of FFR and FFR’s assumption of all of the liabilities of PRME and (ii) immediately distribute such newly issued shares of FFR to PRME shareholders. In connection with the Reorganization, FFR will issue to PRME shareholders book entry interests for the shares of FFR registered in a “street name” brokerage account held for the benefit of such shareholders. Shareholders of PRME will receive a number of FFR shares equal in value to the value of the PRME shares held as of the Valuation Time. Through the Reorganization, shares of PRME would be exchanged on a tax-free basis for federal income tax purposes for shares of FFR. Like shares of PRME, shares of FFR are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

Background and Reasons for the Proposed Reorganization

Since its inception, PRME has failed to gather assets and reach scale. This may be partially due to the fact that, since inception, PRME has underperformed its benchmark. PRME’s Board of Trustees and management have regularly monitored the size and performance of PRME and considered a variety of alternatives to increase its assets and have sought to develop a viable approach to address PRME’s lack of scale. FFR has significantly greater assets than PRME and has outperformed PRME since PRME’s inception on November 11, 2015 through the end of 2018. The Board of Trustees and management of PRME believe the Reorganization may allow PRME shareholders who become shareholders of FFR to experience the benefits associated with holding shares in a fund with significantly greater assets than PRME while allowing PRME’s shareholders the opportunity to continue their investment in a similar global real estate strategy. Immediately after the Reorganization, FFR will have a greater asset base than PRME prior to the Reorganization. In addition, FFR has and is expected to maintain a lower total operating expense ratio than PRME following the Reorganization and FFR has historically made higher distributions than PRME. No assurances can be given that FFR’s total operating expense ratio and distributions will remain at their current rate.

Board Considerations Relating to the Proposed Reorganization

Based on information provided by First Trust, the Board of Trustees considered the following factors, among others, in determining to recommend that shareholders of PRME approve the Plan and the Reorganization it contemplates:

•	Compatibility of Investment Objectives and Policies. The Board noted that, although PRME is an actively managed exchange-traded fund (“ETF”) that seeks to provide long-term total return while FFR is an index-based ETF that seeks to track an index, both Funds primarily invest in real estate securities traded on U.S. and non-U.S. exchanges, including real estate investment trusts (“REITs”). The Board considered the significant overlap of the Funds’ then-current portfolio holdings and the Funds’ similar country exposures. The Board also considered that the index that FFR seeks to track serves as the benchmark for PRME.
•	Comparison of Fees and Expense Ratios; Expense Savings. The Board considered comparative expense information for PRME and FFR, including comparisons between the current advisory fee rates and expense ratios for PRME and FFR and the estimated pro forma advisory fee rate and expense ratio of the combined fund. The Board noted that FFR’s advisory fee rate would not change as a result of the Reorganization. The Board considered that FFR’s total expenses are capped 35 basis points lower than PRME’s unitary management fee through January 31, 2020, which will result in immediate expense savings for PRME shareholders following the Reorganization. The Board noted the Advisor’s statement that it plans to propose the extension of the current expense cap until January 31, 2021 in connection with the renewal of FFR’s advisory agreement in June 2019. The Board considered that any expense savings for FFR after the Reorganization would initially benefit the Advisor by reducing the amount of the fees to be waived or expenses to be reimbursed by the Advisor for FFR.
•	Expenses of the Reorganization. The Board noted that the Advisor proposed to bear the direct costs of the Reorganization, including costs associated with proxy solicitation. The Board also noted the indirect costs to be borne by PRME as a result of portfolio repositioning prior to the Reorganization. The Board considered the Advisor’s estimate that, based on estimated annual expense savings as a result of the Reorganization, shareholders of PRME were expected to recoup the indirect Reorganization costs within three months of the completion of the Reorganization.
•	Potential Improved Trading and Liquidity. The Board considered the larger asset size and trading volume of FFR as compared to PRME and that PRME shareholders may benefit from becoming shareholders of a larger fund with higher trading volume, potentially resulting in improved liquidity and narrower bid-ask spreads.
•	Fund Performance and Distribution Rates. The Board reviewed the historical performance of PRME and FFR, noting that FFR has outperformed PRME over the one- and three-year periods ended December 31, 2018 and has outperformed PRME since PRME’s inception through December 31, 2018. The Board also received information comparing the Funds’ distribution rates and noted that FFR’s current distribution rate is higher than PRME’s current distribution rate.
•	Portfolio Management. The Board noted that Heitman Real Estate Securities LLC (“Heitman”) serves as investment sub-adviser to PRME and two Heitman affiliates serve as investment sub-sub-advisers to PRME, and that FFR is managed by the Advisor’s Investment Committee. The Board noted that the Advisor’s Investment Committee would continue to manage FFR following the closing of the Reorganization.

•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board noted the Advisor’s statement that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that PRME and FFR will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board noted the Advisor’s statement that PRME’s capital loss carryforwards could be transferred in the Reorganization, which, subject to certain limitations, could then be used by FFR.
•	Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of PRME and FFR in light of the basis on which shares of FFR would be issued to shareholders of PRME.

Please see “Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” below for a further discussion of the deliberations and considerations undertaken by the Board of Trustees in connection with the proposed Reorganization.

The Board of Trustees of each Fund has concluded that the Reorganization is in the best interests of its respective Fund and the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. In the event that shareholders of PRME do not approve the Reorganization, each Fund will continue to exist and operate on a stand-alone basis.

Material Federal Income Tax Consequences of the Reorganization

For federal income tax purposes, no gain or loss is expected to be recognized by PRME or its shareholders as a direct result of the Reorganization. Any capital gains realized prior to the Reorganization will be distributed to PRME’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to PRME’s shareholders. Through the Reorganization, PRME shares will be exchanged, on a tax-free basis for federal income tax purposes, for shares of FFR with an equal aggregate net asset value, and PRME shareholders will become shareholders of FFR.

Comparison of the Funds

General. PRME is a non-diversified, actively managed ETF that was created as a series of First Trust ETF IV, an open-end management investment company organized as a Massachusetts business trust, on November 11, 2015. FFR is a diversified, index-based ETF that was created as a series of First Trust ETF II, an open-end management investment company organized as a Massachusetts business trust, on August 27, 2007.

Investment Objectives Policies and Strategies. The investment strategies of PRME and FFR are similar, but have some important distinctions, each as discussed and summarized below. The primary differences between the investment strategies of PRME and FFR are as follows: (i) PRME is an actively managed ETF while FFR is an index-based ETF; and (ii) in addition to investing in REITs, which are one of the primary investment classes held by FFR, PRME has a significant holding in real estate operating companies (“REOCs”). As a result of such differences, PRME and FFR are subject to the different risks associated with such different investments and strategies. PRME is sub-advised by Heitman, which provides the day-to-day management of PRME and two Heitman affiliates serve as investment sub-sub-advisers to PRME. The similarities and differences between the Funds’ investment objectives, principal strategies and policies and non-principal and other investment strategies and policies are highlighted below.

 Each Fund’s investment objectives are a fundamental policy of the Fund and may not be changed without the approval of a “majority of the outstanding voting securities” of the respective Fund. A “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

Each Fund’s complete portfolio holdings as of the end each month are filed on Form N-PORT with the SEC.

Investment Objectives. PRME’s investment objective is to provide long-term total return. FFR seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the FTSE EPRA/ NAREIT Developed Index (the “Index”).

Principal Investment Strategies and Policies. PRME seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes REITs, REOCs and common stocks or depositary receipts of companies primarily engaged in the real estate industry (collectively, “Real Estate Securities”). Accordingly, PRME is concentrated in REITs and/or real estate management and development companies (including REOCs), sub-industries of the real estate industry group. Real estate management and development companies generally derive at least 50% of their revenue from, or have at least 50% of their assets invested in, real estate, including the ownership, construction, management, or sale of real estate. PRME does not invest directly in real estate.

PRME’s portfolio managers select Real Estate Securities by implementing an investment process that is outlined below:

As a first screen, all securities in the Global Industry Classification Standard (GICS®) real estate industry are filtered for size and liquidity, based upon free float market capitalization for size and a threshold daily trading volume for liquidity. The purpose of these quantitative screens is to ensure that the investment strategy can be executed in a buy and hold manner without undue stress.

In the second stage, screening is conducted using a combination of qualitative and quantitative tools. From a qualitative perspective, portfolio analysts maintain a close coverage universe and are in regular contact with the management of potential Real Estate Securities issuers, regularly visiting properties and markets to see as many of the properties in person as is reasonably possible. In addition to their own research, the analysts have access to other property experts and sell-side professionals within their organizations who also evaluate their companies. The task of the analysts is to identify those companies that meet the test of two quantitative filters. The issuers in which PRME invests must generally have (1) more than 75% of their gross asset value in prime markets and (2) more than 50% of their assets under management in prime assets.

Executing the quantitative and qualitative screens produces a universe of companies that meet the size, liquidity, and concentration in prime markets and assets tests. From this universe of prime assets and markets, the portfolio managers’ regional teams construct a high conviction portfolio that, in the opinion of the portfolio managers, offers the best expected risk/return profile of the names within the prime universe. Consideration for inclusion in the portfolio includes the issuer’s balance sheet, assessment of management’s acumen and the projected long-term growth profile of the company.

PRME invests in REITs and REOCs, companies that own and often manage income-generating real estate. REITs distribute most of their income to investors and therefore receive special tax considerations and are typically a highly liquid method of investing in real estate. REOCs, on the other hand, reinvest most income into their operations and therefore do not get the same benefits of lower corporate taxation that are a common characteristic of REITs.

PRME typically invests in 25 to 100 Real Estate Securities issued by small, mid and large capitalization companies. PRME invests in securities of issuers domiciled or operating in Asia and Europe, as well as other non-U.S. issuers, including those in emerging market countries. PRME generally invests at least 40% of its net assets in securities of non-U.S. issuers and in issuers domiciled or operating in at least three different countries.

PRME is classified as “non-diversified” under the 1940 Act and as a result may invest a relatively high percentage of its assets in a limited number of issuers. PRME is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). As of January 31, 2019, PRME had significant investments in real estate companies.

FFR will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. FFR, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. FFR’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FFR’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is compiled and maintained by FTSE International Limited (“FTSE” or the “Index Provider”).

The Index is designed to measure the stock performance of companies engaged in specific real estate activities, including the ownership, trading and development of income-producing real estate, in the North American, European and Asian real estate markets. The Index is modified market cap weighted based on free float market capitalization and includes the securities of real estate companies or REITs that are publicly traded on an official stock exchange located in North America, Europe or Asia and provides an audited annual report in English. The securities must also meet certain size and liquidity tests to be included in the Index.

The Index is rebalanced and reconstituted quarterly and FFR will make corresponding changes to its portfolio shortly after the Index changes are made public. FFR will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, FFR had significant investments in real estate companies.

Trustees and Officers. The Trustees of First Trust ETF II (of which FFR is a series) are the same as those of First Trust ETF IV (of which PRME is a series). The following individuals comprise the Board of Trustees of both First Trust ETF II and First Trust ETF IV: James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. The Board of Trustees is responsible for the management of the Funds, including supervision of the duties performed by First Trust as an investment adviser to the Funds. In addition, the officers of First Trust ETF II are the same as those of First Trust ETF IV. See “Management of the Funds” in the Reorganization SAI for additional information on the trustees and officers of FFR.

Investment Advisers and Portfolio Managers. First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment adviser to the Funds. In this capacity, First Trust provides certain clerical, bookkeeping and other administrative services to each Fund as well as fund reporting services. In addition to the foregoing, in the case of FFR, First Trust is also responsible for the selection and ongoing monitoring of the portfolio securities. Heitman Real Estate Securities LLC is the sub-adviser of PRME and is responsible for the day-to-day management of the portfolio of the Fund and Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH are sub-sub-advisers to the Fund. Following the Reorganization, First Trust will continue in its capacity as the investment adviser of FFR.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges is responsibilities subject to the policies of the Board of Trustees of the Funds.

As of March 31, 2019, First Trust served as investment advisor to seven mutual funds, ten exchange-traded funds consisting of 141 series and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of First Trust Advisors, 120 East Liberty Drive, Wheaton, Illinois 60187 (“FTP”). FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. As of March 31, 2019, First Trust collectively managed or supervised approximately $127 billion through unit investment trusts, exchange traded funds, closed-end funds, mutual funds and separate managed accounts. First Trust is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. First Trust and FTP are based in Wheaton, Illinois.

Heitman, located at 191 North Wacker Drive, 25th Floor, Chicago, Illinois 60606, is an investment adviser registered with the SEC. As of March 31, 2019, Heitman has assets under management of approximately $6.02 billion.

The portfolio management team for PRME consists of Mr. Jerry Ehlinger, CFA, Mr. John White, Mr. Jacques Perdrix and Mr. Andreas Welter of Heitman.

Jerry Ehlinger, CFA, is Managing Director of Heitman and the Lead Portfolio Manager in Heitman’s North American Public Real Estate Securities group. He also serves as a Portfolio Manager for the firm’s global real estate securities strategies. Throughout his career, Jerry has held a number of related investment positions in the REIT industry. Before joining Heitman in 2013, Jerry was Lead Portfolio Manager and Head of Real Estate Securities, Americas at DB/RREEF Real Estate. Prior, Jerry served as Senior Vice President and Portfolio Manager of Heitman’s real estate securities group from 2000 to 2004. He began his career at Morgan Stanley in 1996 where he primarily covered the REIT sector both as a sell-side analyst and as a senior research associate at Morgan Stanley Asset Management. Jerry received an MS in Finance, Investment and Banking from the University of Wisconsin-Madison and a BS in Finance from the University of Wisconsin-Whitewater. Among other professional affiliations, Jerry is a member of the National Multi Housing Council, International Council of Shopping Centers, the CFA Institute, the CFA Society of Chicago, and the National Association of Real Estate Investment Trusts.

John White, is Managing Director and the Lead Portfolio Manager in Heitman’s Asia-Pacific Public Real Estate Securities group. He is an equity owner of the firm and a member of Heitman’s Management Committee. He also serves as a Portfolio Manager for the firm's global real estate securities strategies. John has over 20 years of experience in the public and private equity and debt real estate markets across the Asia-Pacific region. Prior to joining Heitman in 2010, John was co-head of real estate securities at Challenger (Heitman’s Asian JV partner for real estate securities) for five years; he was also senior investment manager, real estate securities at HSBC Asset Management from 2001. Before moving to investment management, John worked in investment banking as a senior property analyst at HSBC and as a manager—real estate credit at ANZ Banking Group in Australia and in South-East Asia. He began his career as a real estate valuer at Landauer and Chesterton. John received a BBus in Land Economy from University of Western Sydney-Hawkesbury and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. He is a member of the Royal Institute of Chartered Surveyors, the Asian Public Real Estate Association, the Australian Property Institute and the Financial Services Institute of Australasia.

Jacques Perdrix is a Senior Vice President in Heitman’s European Public Real Estate Securities group. His role with Heitman focuses on portfolio management, including fundamental company and market analysis. Prior to joining Heitman, Mr. Perdrix was at Griffin Capital Management where he worked as an analyst and assistant portfolio manager on long-only and long/short equity and fixed income funds covering mid/large-caps on a broad range of sectors and geographies. Previously, Mr. Perdrix worked at equity long/short hedge fund Gugner Partners as a senior analyst and back-up trader focusing on European small/mid-caps across all sectors. Mr. Perdrix started his career within Citigroup’s Investment Banking Division, M&A Financial Institutions Group, in both Paris and London. Mr. Perdrix, a French national, received a Specialized Master’s in Corporate Finance from EM Lyon School of Management and a Master of Science in Management from ESC Grenoble School of Management. He is FSA qualified.

Andreas Welter is a Senior Vice President in Heitman’s European Public Real Estate Securities group. His role with Heitman focuses on portfolio construction, fundamental company and market analysis supporting the Portfolio Management team. Prior to joining the firm, Mr. Welter was at Deutsche Bank AG, where he was a senior sell-side equity research analyst for three years. In that time, Mr. Welter covered companies in various industry sectors in Germany (e.g., real estate, financials, construction, logistics). Previously, Mr. Welter worked at the Middle Office & Advisory Desk of B. Metzler seel. Sohn & Co., one of Germany’s largest family-owned investment managers. Mr. Welter earned the title of Bankkaufmann (apprenticeship in banking) from the Chamber of Commerce and Industry Frankfurt and holds a Diploma in International Business Administration (Diplom-Betriebswirt) from one of the top-ranked universities in Europe (Hochschule Darmstadt).

There is no one individual primarily responsible for portfolio management decisions for FFR. Investments are made under the direction of the Investment Committee of First Trust with daily decisions being made jointly by Investment Committee members. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Stan Ueland and Chris A. Peterson.

Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund’s investment strategy. Mr. Lindquist joined First Trust as a Vice President in April 2004 and was a Senior Vice President of First Trust and FTP from September 2005 to July 2012. Mr. Lindquist has been a Managing Director of First Trust and FTP since 2012.

Mr. Erickson has been a Senior Vice President of First Trust and FTP since 2001. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust’s general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012.

Mr. Testin has been a Senior Vice President of First Trust and FTP since 2003. Mr. Testin is the head of First Trust’s Portfolio Management Group.

Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.

Mr. Peterson is a Senior Vice President and head of First Trust’s strategy research group. He joined First Trust in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 20 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.

Pursuant to the Investment Management Agreement between First Trust and First Trust ETF IV, on behalf of PRME, First Trust currently receives an annual unitary management fee equal to 0.95% of PRME’s average daily managed assets. In connection with the unitary management fee First Trust receives from PRME, First Trust is responsible for paying all expenses of PRME excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Pursuant to the Investment Management Agreement between First Trust and First Trust ETF II, on behalf of FFR, First Trust is paid an annual management fee of 0.40% of FFR’s average daily net assets. Unlike PRME, FFR does not pay a unitary management fee and therefore FFR is responsible for paying all its own expenses of operation. First Trust has agreed to waive fees and/or reimburse FFR for expenses to the extent necessary to prevent FFR’s operating expenses (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding (as a percentage of average daily net assets) 0.60%. First Trust may benefit as a result of the Reorganization as it currently pays Heitman a fee for its services as subadvisor to PRME. As there is no subadvisor for FFR and First Trust does not pay a subadvisory fee or other expenses of FFR, First Trust may receive a greater net management fee in connection with the assets of PRME after the Reorganization.

Capitalization

Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Appraisal or Exchange Rights	Rights to Cumulative Voting	Exchange on which the Shares are Listed
PRME	Unlimited	100,002	$0.01	None	None	NYSE Arca
FFR	Unlimited	1,050,002	$0.01	None	None	NYSE Arca
(1) As of April 30, 2019.

Comparative Fees and Expenses

The following table sets forth the fees and expenses of investing in shares of PRME and FFR and the estimated pro forma fees and expenses of FFR after giving effect to the Reorganization. Actual expenses of the combined Fund may be higher. As shown below, the proposed Reorganization is expected to result in a lower total expense ratio for shareholders of PRME who become shareholders of FFR as a result of the Reorganization. However, there can be no assurance that the Reorganization will result in expense savings.

	PRME	FFR	Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(1)	None(2)	None(2)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%(3)	0.40%(4)	0.40%(4)
Dividend Reinvestment Plan Fees	None	None	None
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.00%	0.47%	0.47%
Total Annual Fund Operating Expenses	0.95%	0.87%	0.87%
Fee Waiver and Expense Reimbursement	0.00%	0.27%(5)	0.27%(5)
Net Annual Fund Operating Expenses	0.95%	0.60%	0.60%

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(1)  As an ETF, PRME trades on NYSE Arca and does not charge a sales load or a redemption fee on individual Fund shares. When buying or selling Fund shares, investors will incur customary brokerage commissions and charges. Purchasers of Creation Units (as hereinafter defined) of PRME and shareholders redeeming Creation Units of PRME must pay a standard creation or redemption transaction fee of $600, as applicable.

(2)  As an ETF, FFR trades on NYSE Arca and does not charge a sales load or a redemption fee on individual Fund shares. When buying or selling Fund shares, investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of FFR and shareholders redeeming Creation Units of FFR must pay a standard creation or redemption transaction fee of $4,500, as applicable.

(3)  The management fee of PRME is based on the Fund’s average daily net assets.

(4)  The management fee of FFR is based on the Fund’s average daily net assets.

(5)  First Trust has agreed to waive fees and/or expenses to the extent that the operating expenses of FFR (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of FFR’s average daily net assets per year (the “Expense Cap”) at least through January 31, 2020. It is anticipated that the current expense cap will be extended until January 31, 2021 in connection with the renewal of FFR’s advisory agreement in June 2019. Expenses reimbursed and fees waived under such agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by FFR if it results in FFR exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. The agreement may be terminated by the First Trust ETF II, on behalf of FFR, at any time and by First Trust only after January 31, 2020 upon 60 days’ written notice.

Example

The following example is intended to help you compare the costs of investing in the shares of FFR on a pro forma basis following the Reorganization with the costs of investing in PRME and FFR without the Reorganization. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return and that FFR’s investment advisor’s agreement to waive fees and/or pay FFR’s expenses to the extent necessary to prevent the operating expenses of FFR (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following January 31, 2020. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
PRME	$97	$303	$525	$1,166
FFR	$61	$251	$456	$1,048
FFR (pro forma)	$61	$251	$456	$1,048
Distributions

PRME distributes its net investment income monthly and FFR distributes its net investment income quarterly and each fund distributes its net realized capital gains at least annually, if any. Neither PRME nor FFR have established a dividend reinvestment plan, but dividends may be reinvested automatically in additional PRME or FFR shares, respectively, if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Further Information Regarding the Reorganization

Each Fund’s Board of Trustees has determined that the proposed Reorganization is in the best interests of its Fund. Accordingly, the Board of Trustees of PRME recommends that PRME shareholders vote FOR approval of the Plan and the Reorganization it contemplates.

The affirmative vote of a majority of the outstanding voting securities of PRME is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund.

If the Reorganization is approved by shareholders of PRME, PRME shareholders will receive confirmation of the approval after the Reorganization is completed, indicating the number of shares of FFR such PRME shareholders are receiving as a result of the Reorganization. Otherwise, PRME shareholders will be notified in the next shareholder report of PRME. If the Reorganization is completed, the number of shares owned by a PRME shareholder will change following the Reorganization, as the shareholder will own shares in a different entity. However, the shareholders of PRME will receive a number of FFR shares equal in value to the value of the PRME shares held as of the Valuation Time.

B. Risk Factors

The investment strategies of PRME and FFR are similar, but have some important distinctions, as discussed in this Proxy Statement/Prospectus. The principal differences between the investment strategies of PRME and FFR are as follows: (i) PRME is an actively managed ETF while FFR is an index-based ETF; and (ii) in addition to investing in REITs, PRME has a significant holding in REOCs. As a result of such differences, PRME and FFR are subject to different risks associated with such different investments and strategies. Additionally, as PRME is classified as a “non-diversified” fund under the 1940 Act and FFR is classified as a “diversified” fund under the 1940 Act, PRME is subject to non-diversification risk, as described below.

Aside from these differences, as investment companies following similar strategies, many of the principal risks applicable to an investment in PRME are also applicable to an investment in FFR. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risks similar to those of investing in equity securities of any fund traded on an exchange. Risk is inherent in all investing.

The following specific factors have been identified as the principal risks of investing in FFR. These risks should be considered by shareholders of PRME in their evaluation of the Reorganization. An investment in FFR may not be appropriate for all investors. FFR is not intended to be a complete investment program. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to FFR. Shares of FFR at any point in time may be worth less than an investor’s original investment. As indicated, PRME may also be subject to certain of these risks.

Principal Risks of FFR

Asia Risk

FFR is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.

Authorized Participant Concentration Risk (also applicable to PRME)

Only an authorized participant may engage in creation or redemption transactions directly with FFR. A limited number of institutions act as authorized participants for FFR. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, FFR’s shares may trade at a premium or discount to FFR’s net asset value and possibly face delisting.

Concentration Risk (also applicable to PRME)

To the extent that FFR invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of FFR’s investments more than if FFR were more broadly diversified. A concentration makes FFR more susceptible to any single occurrence and may subject FFR to greater market risk than a fund that is not so concentrated.

Currency Risk (also applicable to PRME)

Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in FFR’s portfolio. FFR’s net asset value could decline if a currency to which FFR has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in FFR may change quickly and without warning.

Cyber Security Risk (also applicable to PRME)

FFR is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause FFR to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause FFR to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to FFR’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or FFR’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which FFR invests, can also subject FFR to many of the same risks associated with direct cyber security breaches. Although FFR has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because FFR does not directly control the cyber security systems of issuers or third-party service providers.

Depositary Receipts Risk (also applicable to PRME)

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Equity Securities Risk (also applicable to PRME)

The value of FFR’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Europe Risk (also applicable to PRME)

FFR is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which FFR is not invested, may adversely affect security values and thus FFR’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Index Constituent Risk

FFR may be a constituent of one or more indices. As a result, FFR may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving FFR’s shares, the size of FFR and the market volatility of FFR. Inclusion in an index could increase demand for FFR and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, FFR’s net asset value could be negatively impacted and FFR’s market price may be below FFR’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in FFR’s shares.

Index Provider Risk

There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase FFR’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by FFR and its shareholders.

Inflation Risk (also applicable to PRME)

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of FFR’s assets and distributions may decline.

Market Maker Risk (also applicable to PRME)

FFR faces numerous market trading risks, including the potential lack of an active market for FFR shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of FFR’s portfolio securities and FFR’s market price. FFR may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between FFR’s net asset value and the price at which FFR’s shares are trading on the Exchange, which could result in a decrease in value of FFR’s shares. This reduced effectiveness could result in FFR shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for FFR shares.

Market Risk (also applicable to PRME)

Market risk is the risk that a particular security, or shares of FFR in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of FFR could decline in value or underperform other investments.

Non-Correlation Risk

FFR’s return may not match the return of the Index for a number of reasons. FFR incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing FFR’s portfolio holdings to reflect changes in the composition of the Index. In addition, FFR’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

Non-U.S. Securities Risk (also applicable to PRME)

Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Passive Investment Risk

FFR is not actively managed. FFR invests in securities included in or representative of the Index regardless of investment merit. FFR generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, FFR will seek to engage a replacement index.

Portfolio Turnover Risk

High portfolio turnover may result in FFR paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause FFR’s performance to be less than expected.

Premium/Discount Risk (also applicable to PRME)

The market price of FFR’s shares will generally fluctuate in accordance with changes in FFR’s net asset value as well as the relative supply of and demand for shares on the NYSE Arca. FFR’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the NYSE Arca at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of FFR trading individually or in the aggregate at any point in time. However, given that shares can only be issued and redeemed in large blocks consisting of a specified number of shares (“Creation Units”), and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), FFR’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

Real Estate Companies Risk (also applicable to PRME)

Real estate companies include REITs and other companies involved in the operation and development of commercial, residential and industrial real estate. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real estate companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor management, or other factors that affect companies in general.

REIT Risk (also applicable to PRME)

REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of FFR will generally decline when investors anticipate or experience rising interest rates.

Trading Issues Risk (also applicable to PRME)

Although the shares of FFR are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in FFR’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in FFR’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of FFR will continue to be met or will remain unchanged. FFR may have difficulty maintaining its listing on the Exchange in the event FFR’s assets are small or FFR does not have enough shareholders.

Principal Risks of PRME

The investment objectives and strategies of PRME and FFR are similar, but they also have some important distinctions, as discussed in this Proxy Statement/Prospectus. As a result of such differences, PRME is subject to the following additional risks associated with such additional investments and strategies that are not associated with FFR:

Emerging Markets Risk

Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Management Risk

PRME is subject to management risk because it is an actively managed portfolio. In managing PRME’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that PRME will meet its investment objective.

Non-Diversification Risk

PRME is classified as “non-diversified” under the 1940 Act. As a result, PRME is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. PRME may invest a relatively high percentage of its assets in a limited number of issuers. As a result, PRME may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Small Fund Risk

PRME currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact PRME’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If PRME fails to attract a large amount of assets, shareholders of PRME may incur higher expenses as PRME’s fixed costs would be allocated over a smaller number of shareholders.

Smaller Companies Risk

Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Principal Risks Related to the Proposed Reorganization

The following are principal risks related to the proposed Reorganization:

Anticipated Benefits Risk

Although it is anticipated that the Reorganization will lead to certain benefits for PRME and FFR shareholders, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Reorganization, will be realized.

Tax Risk

In addition to the foregoing risks of investing in FFR, tax risk is associated with the proposed Reorganization. PRME’s counsel is giving an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of PRME’s counsel. The opinion of PRME’s counsel’s opinion is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country. The opinion relies upon the current statute and regulations, portions of which have been changed recently and have not yet been subject to full and complete interpretation by the courts. In addition, tax laws and rules may change in the future, and some changes may apply retroactively. The opinion only addresses current law.

The tax opinion also relies on certain representations by the parties to the Reorganization as to current facts and future behavior. If such representations are not in fact correct, the Reorganization could be viewed as a taxable sale of the assets of PRME to FFR resulting in gain recognition to PRME. Under such circumstances, the shareholders of PRME would individually owe taxes on the gain recognized in the Reorganization, and potentially for their proportionate portion of the taxes of PRME. No reserves are being created to fund any such tax liability, and it is not anticipated that any portion of the distribution of shares will be designated as a capital gain distribution.

C. Information About the Reorganization

General

The Board of Trustees of PRME has unanimously approved, and the shareholders of PRME are being asked to approve, the Plan by and between First Trust ETF IV, on behalf of PRME, and First Trust ETF II, on behalf of FFR, and the transactions it contemplates, including the reorganization of PRME into FFR in exchange for shares of FFR, on a tax-free basis for federal income tax purposes as provided for herein. The Board of Trustees believes the Reorganization will allow PRME shareholders to hold shares in a fund with significantly greater assets while while allowing PRME’s shareholders the opportunity to continue their investment in a global real estate strategy. In addition, FFR is expected to maintain a lower total operating expense ratio than PRME following the Reorganization. The Board of Trustees of each Fund has determined that the proposed Reorganization is in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of PRME is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Plan and the Reorganization it contemplates.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Reorganization

Pursuant to, and subject to the conditions contained in, the Plan, the proposed Reorganization seeks to combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of PRME into FFR, pursuant to which PRME would (i) transfer all of its assets to FFR in exchange solely for newly issued shares of FFR and FFR’s assumption of all of the liabilities of PRME and (ii) immediately distribute such newly issued shares of FFR to PRME shareholders. As a result, all of the assets of PRME will be transferred to FFR and FFR will assume all of the liabilities of PRME, including without limitation PRME’s indemnification obligations to its trustees and officers. Shareholders of PRME will receive a number of FFR shares equal in value to the value of the PRME shares held as of the Valuation Time. Through the Reorganization, shares of PRME would be exchanged on a tax-free basis for federal income tax purposes for shares of FFR. In the event that shareholders of PRME do not approve the Reorganization, each Fund will continue to exist and operate on a stand alone basis.

The newly issued FFR shares in the Reorganization will be distributed (either directly or through an agent) to PRME shareholders upon the conversion of their PRME shares by opening shareholder accounts on the share ledger records of FFR in the names of and in the amounts due to the shareholders of PRME based on their respective holdings in PRME as of the Valuation Time. Ownership of FFR shares will be shown on the books of FFR’s transfer agent, and FFR will not issue certificates representing FFR shares in connection with the reorganization, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of FFR shares.

If requested by FFR, PRME agrees, prior to the closing date of the reorganization, to attempt to dispose of assets that do not conform to FFR’s investment objectives, policies and restrictions. In addition, if it is determined that the PRME and the FFR portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon FFR with respect to such investments, PRME, if requested by FFR, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing date of the Reorganization. As a result of the disposition of its assets, PRME may declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to PRME shareholders all of its net investment income and net realized capital gains, if any, net of brokerage commissions, through the date of the Reorganization. The sale of such investments may increase the taxable distribution to shareholders of PRME occurring prior to the Reorganization above that which they would have received absent the Reorganization. It is estimated that portfolio repositioning will result in transaction costs payable by PRME in advance of the Reorganization of approximately $1,700, or 0.08% of its net assets, based on average costs normally incurred in such transactions. As of May 1, 2019, First Trust believed that all of the securities held by PRME would be eligible investments for FFR.

The direct expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be borne by First Trust. Direct Reorganization - related expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus and related proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs; and (g) other related administrative or operational costs. First Trust estimates that the amount of direct expenses to be incurred by First Trust will be approximately $275,000.

The Plan may be terminated and the Reorganization abandoned due to (i) mutual agreement of First Trust ETF II, on behalf of FFR, and First Trust ETF IV, on behalf of PRME; (ii) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the closing of the reorganization, if not cured within 30 days of the breach and prior to the closing; (iii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iv) a determination by the Board of Trustees of either PRME or FFR that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund involved in the transactions contemplated by the Plan.

If the Proposal as presented in this Proxy Statement/Prospectus is approved at the Meeting, the Reorganization is expected to be completed shortly after the meeting.

Background and Trustees’ Considerations Relating to the Proposed Reorganization

On March 11, 2019, the Boards of Trustees of First Trust Exchange-Traded Fund IV, on behalf of PRME, and First Trust Exchange-Traded Fund II, on behalf of FFR, approved the Reorganization. (The Boards of Trustees of First Trust Exchange-Traded Fund IV and First Trust Exchange-Traded Fund II are comprised of the same five individuals and are referred to herein as the “Board.”) For the reasons discussed below, the Board determined that the proposed Reorganization would be in the best interests of PRME and FFR and that the interests of the existing shareholders of PRME and FFR would not be diluted as a result of the Reorganization.

The Board considered the Reorganization over the course of meetings held in January 2019 and March 2019. At those meetings, the Advisor, the investment adviser to both PRME and FFR, discussed with the Board its reasons for proposing the Reorganization. The Advisor noted that since PRME’s inception on November 11, 2015 through December 31, 2018, PRME has underperformed its benchmark and peer average, and that such underperformance has likely contributed to PRME’s difficulty in gathering assets. The Advisor noted that PRME’s assets have not exceeded $2 million at any time since the Fund’s inception. The Advisor further noted that PRME’s small asset size and low trading volume have led to increased bid/ask spreads, which in turn have increased trading costs for investors. Based on all the information reviewed, the Advisor expressed its view that reorganizing PRME into FFR was an attractive option, given the compatibility of the investment strategies of the two Funds, the lower net expense ratio and better historical performance of FFR, and the potential for improved trading and liquidity for PRME shareholders.

In advance of the meetings at which the Reorganization was discussed, the Advisor provided the Board with a variety of materials relating to the Reorganization, including the rationale for and expected benefits of the Reorganization and comparative information about the Funds. In connection with the meetings and prior to approving the Reorganization, the Trustees who are not “interested persons” (as defined in the 1940 Act) of PRME or FFR (the “Independent Trustees”) reviewed the information provided with the Advisor, reviewed with independent legal counsel applicable law and their duties in considering the Reorganization and met in private sessions without the Advisor present.

Based upon all the information provided and the discussions at the meetings, the Board, including all of the Independent Trustees, approved the Reorganization and recommends that shareholders of PRME vote to approve the Reorganization. In determining to approve the Reorganization and to recommend that shareholders vote to approve the Reorganization, the Board considered, among other things, the following factors:

•	Compatibility of Investment Objectives and Policies. The Board noted that, although PRME is an actively managed ETF that seeks to provide long-term total return while FFR is an index-based ETF that seeks to track an index, both Funds primarily invest in real estate securities traded on U.S. and non-U.S. exchanges, including REITs. The Board considered the significant overlap of the Funds’ current portfolio holdings and the Funds’ similar country exposures. The Board also considered that the index that FFR seeks to track serves as the benchmark for PRME.

•	Comparison of Fees and Expense Ratios; Expense Savings. The Board considered comparative expense information for PRME and FFR, including comparisons between the current advisory fee rates and expense ratios for PRME and FFR and the estimated pro forma advisory fee rate and expense ratio of the combined fund. The Board noted that FFR’s advisory fee rate would not change as a result of the Reorganization. The Board considered that FFR’s total expenses are capped 35 basis points lower than PRME’s unitary management fee through January 31, 2020, which will result in immediate expense savings for PRME shareholders following the Reorganization. The Board noted the Advisor’s statement that it plans to propose the extension of the current expense cap until January 31, 2021 in connection with the renewal of FFR’s advisory agreement in June 2019. The Board considered that any expense savings for FFR after the Reorganization would initially benefit the Advisor by reducing the amount of the fees to be waived or expenses to be reimbursed by the Advisor for FFR.
•	Expenses of the Reorganization. The Board noted that the Advisor proposed to bear the direct costs of the Reorganization, including costs associated with proxy solicitation. The Board also noted the indirect costs to be borne by PRME as a result of portfolio repositioning prior to the Reorganization. The Board considered the Advisor’s estimate that, based on estimated annual expense savings as a result of the Reorganization, shareholders of PRME were expected to recoup the indirect Reorganization costs within three months of the completion of the Reorganization.
•	Potential Improved Trading and Liquidity. The Board considered the larger asset size and trading volume of FFR as compared to PRME and that PRME shareholders may benefit from becoming shareholders of a larger fund with higher trading volume, potentially resulting in improved liquidity and narrower bid-ask spreads.
•	Fund Performance and Distribution Rates. The Board reviewed the historical performance of PRME and FFR, noting that FFR has outperformed PRME over the one- and three-year periods ended December 31, 2018 and has outperformed PRME since PRME’s inception through December 31, 2018. The Board also received information comparing the Funds’ distribution rates and noted that FFR’s current distribution rate is higher than PRME’s current distribution rate.
•	Portfolio Management. The Board noted that Heitman serves as investment sub-adviser to PRME and two Heitman affiliates serve as investment sub-sub-advisers to PRME, and that FFR is managed by the Advisor’s Investment Committee. The Board noted that the Advisor’s Investment Committee would continue to manage FFR following the closing of the Reorganization.
•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board noted the Advisor’s statement that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that PRME and FFR will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board noted the Advisor’s statement that PRME’s capital loss carryforwards could be transferred in the Reorganization, which, subject to certain limitations, could then be used by FFR.

•	Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of PRME and FFR in light of the basis on which shares of FFR would be issued to shareholders of PRME.

Based upon on all of the foregoing considerations, the Board approved the proposed Plan and the Reorganization contemplated thereby and determined that the proposed Reorganization would be in the best interests of PRME and FFR. The Board also determined that the interests of the existing shareholders of PRME and FFR would not be diluted as a result of the Reorganization. The Board of PRME, including the Independent Trustees, unanimously recommends that shareholders of PRME approve the Plan and the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of each Fund as of January 31, 2019, and the pro forma combined capitalization of FFR as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of FFR will be received by the shareholders of PRME on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of FFR that actually will be received on or after such date.

	PRME	FFR	Pro Forma Adjustments	FFR Pro Forma Combined Fund(1)
Shareholders’ Equity:

Shares, $0.01 par value per share, 100,002 shares outstanding for PRME, 1,050,002 shares outstanding for FFR, 1,093,382 shares outstanding for FFR Pro Forma Combined Fund(2)	$1,000	$10,500	$(566)	$10,934(2)
Paid-in Surplus	2,120,164	44,323,479	566	46,444,209
Accumulated distributable earnings (loss)	(107,878)	4,401,541		4,293,663(3)

Net Assets	$2,013,286	$48,735,520	$0	$50,748,806(4)

________________

(1)	The adjusted balances are presented as if the Reorganization were effective as of January 31, 2019 for information purposes only. The actual closing date of the Reorganization is expected to be promptly after shareholder approval of the Reorganization, at which time the results would be reflective of the actual composition of shareholders’ equity at that date.
(2)	Assumes the issuance of 43,380 of FFR shares in the Reorganization which number is based on the net asset value of the FFR shares and the net asset value of PRME common shares, as of January 31, 2019. The issuance of such number of FFR Shares would result in the distribution of approximately 0.4337 shares of FFR for each share of PRME, based on the net asset values of FFR shares and PRME shares as of January 31, 2019.
(3)	PRME carries forward all of its net realized losses from investment transactions to FFR. Realized capital losses are historically allowed to be carried forward for eight tax years. Limitations under the applicable tax regulations will apply to Reorganization losses.
(4)	Includes the impact of estimated indirect Reorganization costs of $1,700 for PRME.

Description of the Shares to be Issued by FFR

General. As a general matter, the shares of PRME and FFR have similar voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote. Furthermore, the provisions set forth in the Declaration of Trust of First Trust ETF IV are substantially the same as the provisions set forth in the Declaration of Trust of First Trust ETF II. See “Additional Information About PRME and FFR – Charter Documents” below for additional discussion of each Fund’s charter documents.

Under the charter documents of PRME, shareholders of PRME are not entitled to dissenter’s rights of appraisal with respect to the reorganization of PRME into FFR. Shareholders of PRME, however, may sell their shares on the NYSE Arca until the closing date of the Reorganization. After the Reorganization, PRME shareholder will hold shares of FFR, which may also be sold on the NYSE Arca, as described in FFR’s prospectus.

The shares of PRME are currently listed and traded on the NYSE Arca under the symbol PRME. If the Reorganization is consummated, PRME shares will no longer be listed on the NYSE Arca and PRME will be dissolved, liquidated and terminated as provided in the Plan. The shares of FFR are currently listed and traded on NYSE Arca under the symbol FFR. Reports, proxy materials and other information concerning PRME and FFR may be inspected at the offices of the NYSE Arca.

The FFR shares, when issued in the Reorganization, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of FFR have no preference, preemptive, conversion or exchange rights, except as the Trustees may determine from time to time.

Distributions and Dividend Reinvestment Plan. PRME distributes its net investment income monthly and its net realized capital gains at least annually, if any. FFR distributes its net investment income quarterly and its net realized capital gains at least annually, if any. FFR has a higher common share distribution rate than PRME. FFR has not established a dividend reinvestment plan, but dividends may be reinvested automatically in additional FFR shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)      the transfer of all PRME’s assets to FFR in exchange solely for FFR shares and the assumption by FFR of all the liabilities of PRME immediately followed by the pro rata, by class, distribution to PRME shareholders of all FFR shares received by PRME in complete liquidation of PRME and the termination of PRME as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and FFR and PRME will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

(b)      no gain or loss will be recognized by FFR upon the receipt of all the assets of PRME solely in exchange for FFR shares and the assumption by FFR of all the liabilities of PRME;

(c)      no gain or loss will be recognized by PRME upon the transfer of all PRME’s assets to FFR solely in exchange for FFR shares and the assumption by FFR of all the liabilities of PRME or upon the distribution (whether actual or constructive) of such FFR shares to PRME shareholders solely in exchange for such shareholders’ shares of PRME in complete liquidation of PRME;

(d)      no gain or loss will be recognized by PRME shareholders upon the exchange of their PRME shares solely for FFR shares in the Reorganization;

(e)      the aggregate basis of FFR shares received by each PRME shareholder pursuant to the Reorganization will be the same as the aggregate basis of the PRME shares exchanged therefor by such shareholder. The holding period of the FFR shares received by each PRME shareholder in the Reorganization will include the period during which the PRME shares exchanged therefor were held by such shareholder, provided such PRME shares are held as capital assets at the time of the Reorganization; and

(f)      the basis of PRME’s assets transferred to FFR will be the same as the basis of such assets in the hands of PRME immediately before the effective time of the Reorganization. The holding period of the assets of PRME received by FFR will include the period during which such assets were held by PRME.

No opinion will be expressed as to (1) the effect of the Reorganization on PRME, FFR or any PRME Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

While PRME shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

If the Proposal presented herein is approved by the shareholders of PRME, PRME will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the closing of the reorganization, and such distributions will be taxable to shareholders of PRME.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

D. Additional Information About the Investment Policies

General Comparison of PRME and FFR

The investment strategies of PRME and FFR are similar, but have some important distinctions. PRME is an actively managed ETF whose primary investment objective is to provide long-term total return. FFR is an index-based ETF whose primary investment objective is to achieve investment results that correspond generally to the price and yield (before FFR’s fees and expenses) of the Index.

PRME will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes REITs, REOCs, and common stocks or depositary receipts of companies primarily engaged in the real estate industry. FFR will seek to achieve its investment objective by normally investing at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is modified market cap weighted based on free float market capitalization and includes the securities of real estate companies or REITs that are publicly traded on an official stock exchange located in North America, Europe or Asia and provides an audited annual report in English.

PRME has elected to be classified as a non-diversified fund and as a result may invest a relatively high percentage of its assets in a limited number of issuers. FFR has elected to be classified as a diversified fund. With certain exceptions, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Similar to most ETFs, PRME and FFR trade their shares on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). ETFs also issue and redeem shares on a continuous basis, at net asset value, in Creation Units. Creation Units of PRME and FFR will generally be issued and redeemed in-kind for securities in which PRME and FFR invest, respectively. Except when aggregated in Creation Units, PRME and FFR shares are not redeemable securities. For more information on the procedures for purchasing and redeeming Creation Units of FFR, please see “”Purchase, Redemption and Pricing of Shares” in the Reorganization SAI.

These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund’s frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of PRME and FFR generally will not lead to a tax event for the Funds or their ongoing shareholders. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements, called “Authorized Participants,” can purchase or redeem these Creation Units. Shares of PRME and FFR are traded on the NYSE Arca to provide liquidity for purchasers of PRME or FFR shares in amounts less than the size of a Creation Unit. The market price of PRME and FFR shares on the NYSE Arca may be equal to, more or less than the net asset value per share, but shares of ETFs typically trade in a range close to net asset value per share.

PRME and FFR shares are not subject to any 12b-1 distribution and service fees. The Board of Trustees of First Trust ETF IV, of which PRME is a series, and First Trust ETF II, of which FFR is a series, have adopted Distribution and Service Plans pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plans, PRME and FFR are authorized to pay an amount up to 0.25% of their average daily net assets each year, respectively, to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. No 12b-1 fees are currently paid by PRME or FFR, and PRME will not impose these fees prior to March 31, 2020 and FFR will not impose these fees prior to January 31, 2020. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of PRME’s and FFR’s assets, respectively, over time these fees would increase the cost of an investment in PRME or FFR and may cost shareholders more than certain other types of sales charges.

Principal Investment Strategies of FFR

FFR will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. FFR, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. FFR’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between FFR’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is compiled and maintained by FTSE.

The Index is designed to measure the stock performance of companies engaged in specific real estate activities, including the ownership, trading and development of income-producing real estate, in the North American, European and Asian real estate markets. The Index is modified market cap weighted based on free float market capitalization and includes the securities of real estate companies or REITs that are publicly traded on an official stock exchange located in North America, Europe or Asia and provides an audited annual report in English. The securities must also meet certain size and liquidity tests to be included in the Index.

The Index is rebalanced and reconstituted quarterly and FFR will make corresponding changes to its portfolio shortly after the Index changes are made public. FFR will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, FFR had significant investments in real estate companies.

Principal Investments of FFR

Equity Securities. FFR invests in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.

Principal Investment Strategies of PRME

Under normal market conditions, PRME will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes REITs, REOCs and common stocks or depositary receipts of companies primarily engaged in the real estate industry. Accordingly, PRME is concentrated in REITs and/or real estate management and development companies (including REOCs), sub-industries of the real estate industry group. Real estate management and development companies generally derive at least 50% of their revenue from, or have at least 50% of their assets invested in, real estate, including the ownership, construction, management, or sale of real estate. PRME will not invest directly in real estate.

PRME seeks to provide investors access to a real estate securities portfolio consisting of shares of public companies with professional management teams that own top-tier, prime properties in the world’s dominant cities. “Prime” markets and cities are some of the world’s top cities which are recognized as “global gateway” markets that benefit from global physical and/or financial trade, have high barriers to entry, dominate their regions or countries, or provide high value niche goods and services. The key factors are location, physical specification, sustainability, tenant quality, and income stability. In practice, prime assets are also ones that are competitively sought after and command high values in both absolute and relative terms, resulting in relatively low cap rates.

PRME’s portfolio managers will select Real Estate Securities by implementing an investment process that is outlined below:

As a first screen, all securities in the Global Industry Classification Standard (GICS®) real estate industry are filtered for size and liquidity, based upon free float market capitalization for size and a threshold daily trading volumes for liquidity. The purpose of these quantitative screens is to ensure that the investment strategy can be executed in a buy and hold manner without undue stress.

In the second stage, screening is conducted using a combination of qualitative and quantitative tools. From a qualitative perspective, portfolio analysts maintain a close coverage universe and are in regular contact with the management of potential Real Estate Securities issuers, regularly visiting properties and markets to see as many of the properties in person as is reasonably possible. In addition to their own research, the analysts have access to other property experts and sell-side professionals within their organizations who also evaluate their companies. The task of the analysts is to identify those companies that meet the test of two quantitative filters. The issuers in which the Fund invests must generally have (1) more than 75% of their gross asset value in prime markets and (2) more than 50% of their assets under management in prime assets.

Executing the quantitative and qualitative screens produces a universe of companies that meet the size, liquidity, and concentration in prime markets and assets tests. From this universe of prime assets and markets, the portfolio managers’ regional teams construct a high conviction portfolio that, in the opinion of the portfolio managers, offers the best expected risk/return profile of the names within the prime universe. Consideration for inclusion in the portfolio includes the issuer’s balance sheet, assessment of management’s acumen and the projected long-term growth profile of the company.

PRME invests in REITs and REOCs, companies that own and often manage income-generating real estate. REITs distribute most of their income to investors and therefore receive special tax considerations and are typically a highly liquid method of investing in real estate. REOCs, on the other hand, reinvest most income into their operations and therefore do not get the same benefits of lower corporate taxation that are a common characteristic of REITs.

PRME typically invests in 25 to 100 Real Estate Securities issued by small, mid and large capitalization companies. PRME invests in securities of issuers domiciled or operating in Asia and Europe, as well as other non-U.S. issuers, including those in emerging market countries. PRME intends to invest at least 40% of its net assets in securities of non-U.S. issuers and in issuers domiciled or operating in at least three different countries.

PRME is classified as “non-diversified” under the 1940 Act and as a result may invest a relatively high percentage of its assets in a limited number of issuers. PRME is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by diversification requirements imposed by the Code. As of January 31, 2019, PRME had significant investments in real estate companies.

Principal Investments of PRME

REITs and REOCs. PRME invests in publicly traded REITs and REOCs, companies that own and often manage income-generating real estate. Some REITs and REOCs make or invest in loans and other obligations that are secured by real estate collateral. REITs distribute most of their income to investors and therefore receive special tax considerations and are typically a highly liquid method of investing in real estate. REOCs, on the other hand, reinvest most income into their operations and therefore do not get the same benefits of lower corporate taxation that are a common characteristic of REITs.

REITs and REOCs are generally categorized as equity, mortgage or hybrid in nature. Equity REITs and REOCs invest in and own properties, and thus are responsible for the equity or value of their real estate assets. Their revenues come principally from their properties’ rents. Mortgage REITs and REOCs deal in investment and ownership of property mortgages. These companies loan money for mortgages to owners of real estate or purchase existing mortgages or mortgage-backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs and REOCs combine the investment strategies of equity REITs and REOCs and mortgage REITs and REOCs by investing in both properties and mortgages.

Equity Securities. PRME invests in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.

Non-U.S Investments. PRME may invest in securities issued by non-U.S. companies that are traded over-the-counter or listed on an exchange or in the form of depositary receipts. Non-U.S. investments include securities issued or guaranteed by companies organized under the laws of countries other than the United States, including companies domiciled in emerging markets, and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Non-U.S. investments may be traded on foreign securities exchanges or in over-the-counter capital markets. Many foreign companies issue both foreign currency and U.S. dollar-denominated securities. PRME may also invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), or other securities representing underlying securities of foreign issuers.

Proposal

The Proposal to be submitted to the shareholders of First Trust Heitman Global Prime Real Estate ETF at the Meeting is as follows:

To approve an Agreement and Plan of Reorganization by and between First Trust ETF IV, on behalf of First Trust Heitman Global Prime Real Estate ETF, and First Trust ETF II, on behalf of First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, pursuant to which First Trust Heitman Global Prime Real Estate ETF would (i) transfer all of its assets to First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund in exchange solely for newly issued shares of First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund and First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund’s assumption of all of the liabilities of First Trust Heitman Global Prime Real Estate ETF and (ii) immediately distribute such newly issued shares of FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund to First Trust Heitman Global Prime Real Estate ETF shareholders (collectively, the “Reorganization”).

For the forgoing reasons, the Board of Trustees of PRME recommends that PRME shareholders vote FOR approval of the Plan and the Reorganization it contemplates.

* * * *

ADDITIONAL INFORMATION ABOUT PRME AND FFR

Charter Documents.

PRME is a non-diversified series of First Trust ETF IV, a Massachusetts business trust governed by Massachusetts law. FFR is a diversified series of First Trust ETF II, a Massachusetts business trust governed by Massachusetts law. Each of First Trust ETF II and First Trust ETF IV is governed by an Amended and Restated Declaration of Trust, dated as of June 12, 2017 (each, a “Declaration”) and the Declaration of ETF IV is substantially identical to the Declaration of ETF II. Additional information about each of the Declarations is provided below.

Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportionate fractional vote. First Trust ETF IV and First Trust ETF II are permitted to have more than one series, and currently there are nine series of First Trust ETF IV and sixteen series of First Trust ETF II existing in addition to PRME and FFR, respectively. In some circumstances, all of the series vote together, but a separate vote will be taken by the shareholders of PRME and FFR on matters affecting PRME and FFR, respectively, as a series when so required under the 1940 Act or when the Board of Trustees of PRME or FFR has determined that the matter affects only the interests of the shareholders of PRME or FFR, respectively. If a matter affects only a particular series of First Trust ETF IV or First Trust ETF II and does not affect PRME or FFR, respectively, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for PRME would be voted upon only by shareholders of PRME.

Neither Fund is required to hold annual meetings of shareholders under its Declaration. Shareholder meetings of First Trust ETF IV and First Trust ETF II must be called when required by the 1940 Act to elect Trustees. Shareholder meetings of PRME and FFR may be called by a majority of the Trustees of First Trust ETF IV and First Trust ETF II, respectively. Shareholder meetings of PRME and FFR shall be called by the Secretary of First Trust ETF IV or First Trust ETF II, respectively, upon the order of the Trustees of First Trust ETF IV or First Trust ETF II upon the written request of the shareholders holding shares of PRME or FFR, respectively, representing in the aggregate not less than one-third of the voting power of the outstanding shares of PRME or FFR, respectively, entitled to vote on the matters specified in such written request provided that (i) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (ii) the shareholders of PRME or FFR requesting such meeting shall have paid to First Trust ETF IV or First Trust ETF II, respectively, the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Neither Fund’s shares have preemptive rights. However, under each Fund’s Declaration, the Trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the Trustees may determine. Mutual funds, in general, issue shares that can be redeemed or sold back to the fund at the fund’s net asset value per share (less any applicable redemption fee or sales charge). Unlike conventional mutual funds, ETFs like PRME and FFR issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of shares (each a “Creation Unit”). Creation Units of PRME and FFR will generally be issued and redeemed in-kind for securities in which PRME or FFR, respectively, invest. A Creation Unit of PRME and FFR consists of 50,000 shares. PRME and FFR shares are not individually redeemable securities of PRME and FFR, respectively, except when aggregated as Creation Units. Shares of PRME and FFR are listed and traded on NYSE Arca under the ticker symbol “PRME” and “FFR,” respectively, to provide liquidity for individual shareholders of PRME and FFR shares in amounts less than the size of a Creation Unit.

Shareholders of PRME are entitled to dividends as declared by its Trustees, and if First Trust ETF IV were liquidated, each shareholder of PRME would be entitled to receive pro rata the distributable assets of First Trust ETF IV attributable to shares of PRME. Shareholders of FFR are entitled to dividends as declared by its Trustees, and if First Trust ETF II were liquidated, each shareholder of FFR would be entitled to receive pro rata the distributable assets of First Trust ETF II attributable to shares of FFR. Each of PRME and FFR distribute their net investment income monthly and their net realized capital gains at least annually, if any.

Under Massachusetts law, shareholders of a Massachusetts business trust could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each of the Declarations contains an express disclaimer of shareholder liability for any debts, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to the respective Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. Each of the Declarations further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of a Fund solely by reason of being or having been a shareholder of the Fund.

As noted above, First Trust ETF IV and First Trust ETF II issue their shares in more than one series. Each of the Declarations authorize the issuance of classes of shares. All consideration received by PRME or FFR for the issue or sale of shares of PRME or FFR, respectively, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of First Trust ETF IV and First Trust ETF II, subject only to the rights of creditors of PRME or FFR, respectively, and belong irrevocably to PRME or FFR for all purposes. Additional series of First Trust ETF IV or First Trust ETF II may be established by the Trustees of First Trust ETF IV or First Trust ETF II, respectively, from time to time. Shares of PRME or FFR may be issued in classes, with such relative rights and preferences as may be determined by the Trustees from time to time.

In general, the Declarations of both First Trust ETF IV and First Trust ETF II require a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. Both Declarations give the Trustees broad authority to approve reorganizations between PRME or FFR, as the case may be, and another entity or the sale of all or substantially all of the Fund’s assets without shareholder approval if the 1940 Act would not require such approval. Because of certain differences between PRME and FFR, the 1940 Act requires that the Reorganization be approved by the affirmative vote of the “majority of the outstanding voting securities” of PRME as described above. Under the First Trust ETF II Declaration, a reorganization required by the 1940 Act to be approved by shareholders would need the affirmative vote of the “majority of the outstanding voting securities” as described above. The 1940 Act does not require the approval of shareholders of FFR for the Reorganization.

Both Declarations permit amendments to the Declaration to be made by the Trustees, without shareholder vote.

First Trust ETF IV is not required to hold annual meeting of shareholders, and each Trustee is elected to serve until the next meeting of shareholders is called for the purpose of considering the election or re-election of such Trustee or of a successor Trustee. First Trust ETF II is not required to hold annual meeting of shareholders, and each Trustee is elected to serve until the next meeting of shareholders is called for the purpose of considering the election or re-election of such Trustee or of a successor Trustee. Except as required by the 1940 Act or NYSE Arca rules or as described above, the Declarations do not require the Trustees of First Trust ETF IV (of which PRME is a series) and of First Trust ETF II (of which FFR is a series) to call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, any vacancies on the Board of Trustees may be filled by a majority of the Trustees then in office. The Declarations provide that, subject to the limits of the 1940 Act and with the exception of certain limited circumstances, any Trustee of First Trust ETF IV or First Trust ETF II may be removed from office only (i) by action of at least two-thirds of the outstanding shares of the respective Fund, or (ii) by the action of at least two-thirds of the remaining Trustees.

Quorum for a shareholder meeting of First Trust ETF IV (of which PRME is a series) and First Trust ETF II (of which FFR is a series) is the presence in person or by proxy of 33-1/3% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by series or class, then 33-1/3% of the voting power of the aggregate number of outstanding shares of that series or class entitled to vote shall constitute a quorum as to the matter being voted upon by that series or class.

The foregoing is a very general summary of certain provisions of the Declarations governing FFR and PRME. Please see the charter documents themselves for additional information.

Independent Registered Public Accounting Firm (“Auditor”)

Deloitte & Touche LLP serves as Auditor for both PRME and FFR.

Fund Service Providers

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator, accounting agent, custodian and transfer agent to PRME. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, acts as the administrator, accounting agent, custodian and transfer agent to FFR. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to both PRME and FFR.

Federal Tax Matters Associated with an Investment in FFR

This section summarizes some of the main U.S. federal income tax consequences of owning shares of FFR. This section is current as of the date of this Proxy Statement/Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe an investor’s situation if the investor is a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe an investor’s state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to FFR. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to FFR was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in FFR. This may not be sufficient for an investor to use for the purpose of avoiding penalties under federal tax law. As with any investment, each investor should seek advice based on the investor’s individual circumstances from the investor’s own tax advisor.

Fund Status. FFR intends to continue to qualify or qualify as a “regulated investment company” under the federal tax laws. If FFR qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions. FFR’s distributions are generally taxable. After the end of each year, an investor will receive a tax statement that separates the distributions of FFR into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at the investor’s ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from FFR may be taxed at the capital gains tax rates. Generally, an investor will treat all capital gains dividends as long-term capital gains regardless of how long the investor has owned FFR shares. To determine an investor’s actual tax liability for the investor’s capital gain dividends, the investor must calculate the investor’s total net capital gain or loss for the tax year after considering all of the investor’s other taxable transactions, as described below. In addition, FFR may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to the investor; however, such distributions may reduce the investor’s tax basis in the investor’s shares, which could result in the investor having to pay higher taxes in the future when shares are sold, even if the investor sells the shares at a loss from the investor’s original investment. The tax status of an investor’s distributions from FFR is not affected by whether the investor reinvests the investor’s distributions in additional shares or receive them in cash. The income from FFR that an investor must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require an investor to treat distributions made to the investor in January as if the investor had received them on December 31 of the previous year.

Income from FFR may also be subject to a 3.8% “Medicare tax.” This tax generally applies to an investor’s net investment income if the investor’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by FFR from certain corporations may be reported by FFR as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends. If an investor is an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable income below certain thresholds). Some capital gains, including some portion of the investor’s capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. An investor must exclude the date the investor purchases shares to determine the investor’s holding period. However, if the investor receives a capital gain dividend from FFR and sells the investor’s shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as FFR are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by FFR itself. FFR will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Shares. If an investor sells or redeems shares, the investor will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, the investor must subtract the investor’s tax basis in the investor’s shares from the amount the investor receives in the transaction. An investor’s tax basis in the investor’s shares is generally equal to the cost of the investor’s shares, generally including sales charges. In some cases, however, an investor may have to adjust the investor’s tax basis after purchasing shares.

Taxes on Purchase and Redemption of Creation Units. If an investor exchanges equity securities for Creation Units the investor will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the investor’s aggregate basis in the securities surrendered and the cash component paid. If an investor exchanges Creation Units for equity securities, the investor will generally recognize a gain or loss equal to the difference between the investor’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Deductibility of Fund Expenses. Expenses incurred and deducted by FFR will generally not be treated as income taxable to investors. In some cases, however, an investor may be required to treat the investor’s portion of these Fund expenses as income. In these cases the investor may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

Non-U.S. Tax Credit. Because FFR may invest in non-U.S. securities, the tax statement that an investor receives may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to the investor will include the investor’s share of the taxes the Fund paid to other countries. An investor may be able to deduct or receive a tax credit for the investor’s share of these taxes.

Non-U.S. Investors. If an investor is a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), the investor should be aware that, generally, subject to applicable tax treaties, distributions from FFR will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from FFR that are properly reported by FFR as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that FFR makes certain elections and certain other conditions are met. Distributions from FFR that are properly reported by FFR as an interest-related dividend attributable to certain interest income received by FFR or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by FFR may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that FFR makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Disposition of shares by such persons may be subject to such withholding after December 31, 2018, although proposed regulations may eliminate this withholding obligation.

Investments in Certain Non-U.S. Corporations. If FFR holds an equity interest in any Passive Foreign Investment Company (“PFIC”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. FFR will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, FFR would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, FFR might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Net Asset Value

FFR’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE Arca is open for business. Net asset value is calculated for FFR by taking the market price of FFR’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board of Trustees of FFR or its delegate.

FFR’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq Stock Market (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided First Trust’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, First Trust’s Pricing Committee, at fair value. The use of fair value pricing by FFR is governed by valuation procedures adopted by the Board of Trustees and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of FFR’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used generally they will differ from the current market valuations.

GENERAL INFORMATION

Share Ownership of PRME and FFR

Based solely on information First Trust obtained from filings available on the SEC’s EDGAR website, the following tables provide information regarding persons who owned beneficially or of record 5% or more of shares of PRME and FFR and, on a pro forma basis, FFR on a post-Reorganization basis. Neither First Trust nor PRME have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below.

PRME

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)

Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, New Jersey 07302	20,001	20.00%
Credit Suisse Securities (USA) LLC 7033 Louis Stevens Drive, Global Proxy Services Research Triangle Park, North Carolina 27560	18,197	18.20%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4804 Deer Lake Drive E Jacksonville, Florida 32246	10,997	11.00%
LPL Financial Corporation 9785 Towne Centre Drive San Diego, California 92121	10,891	10.89%
RBC Capital Markets, LLC 60 S 6th Street, P-09 Minneapolis, Minnesota 55402	8,475	8.47%
Citadel Securities LLC 131 South Dearborn Street Chicago, Illinois 60603	7,208	7.21%
Pershing LLC One Pershing Plaza Jersey City, New Jersey 07399	5,184	5.18%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FFR and PRME disclaim any responsibility as to the accuracy of such information.

FFR

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)

Morgan Stanley Smith Barney LLC 1300 Thames St, 6th Floor Baltimore, Maryland 21231	177,320	16.89%
Charles Schwab & Co., Inc. 2434 E Lincoln Drive Phoenix, Arizona 85016	156,236	14.88%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	125,684	11.97%
First Clearing LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	90,017	8.57%
American Enterprise Investment Services Inc. 901 3RD Avenue South Minneapolis, Minnesota 55474	80,734	7.69%
JP Morgan Securities LLC/JPMC 500 Stanton Christiana Road, Ops 4, Floor 3 Newark, Delaware 19713	58,402	5.56%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. FFR and PRME disclaim any responsibility as to the accuracy of such information.

As of March 31, 2019, the Trustees and executive officers of PRME as a group beneficially owned 1,150 shares of PRME, which is 1.15% of PRME’s outstanding shares, and the Trustees and executive officers of FFR as a group beneficially less than 1% of FFR’s outstanding shares.

Pro Forma FFR Post Reorganization

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Morgan Stanley Smith Barney LLC 1300 Thames St, 6th Floor Baltimore, Maryland 21231	177,386	16.89%
Charles Schwab & Co., Inc. 2434 E Lincoln Drive Phoenix, Arizona 85016	156,805	14.93%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	125,906	11.99%
First Clearing LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	90,483	8.62%
American Enterprise Investment Services Inc. 901 3RD Avenue South Minneapolis, Minnesota 55474	80,734	7.69%
JP Morgan Securities LLC/JPMC 500 Stanton Christiana Road, Ops 4, Floor 3 Newark, Delaware 19713	58,967	5.62%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC and First Trust. PRME and FFR disclaim any responsibility as to the accuracy of such information. Such information assumes the completion of the Reorganization and the relative net asset values of FFR common shares and PRME common shares as of April 30, 2019.

Shareholder Proposals

PRME’s and FFR’s By-Laws do not permit shareholder proposals for action by shareholders at an annual meeting of shareholders other than as required under federal law. PRME’s and FFR’s Board of Trustees, respectively, may permit from time to time in their discretion procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof.

As a general matter, PRME and FFR do not intend to hold regular annual or special meetings of its shareholders.

Shareholder Communications

Shareholders of PRME or FFR who want to communicate with the Board of Trustees or any individual Trustee should write to the attention of PRME’s and FFR’s Secretary, W. Scott Jardine, First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The letter should indicate that such shareholder is a PRME or FFR shareholder, as applicable. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for PRME is October 31. The fiscal year end for FFR is September 30.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Advisor.

Annual Report Delivery

Annual reports will be sent to shareholders of record of FFR and, if the Reorganization is not consummated, to shareholders of PRME following the applicable Fund’s next fiscal year end. The applicable Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of shareholders of PRME entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of PRME during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Proxy Statement/Prospectus.

The chair of the Meeting or person presiding thereat, as applicable, may call for an adjournment of the Meeting to permit further solicitation of proxies with respect to the Proposal if he or she determines that adjournment and further solicitation is reasonable and in the best interests of the shareholders. If a quorum is present, the adjournment must be approved by the vote of holders of shares of PRME representing a majority of the voting power of the shares of PRME present and entitled to vote with respect to the matter to be adjourned, and voting on the adjournment.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of PRME.

It Is Important That Proxies Be Returned Promptly. Shareholders Who Do Not Expect To Attend The Meeting Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

If You Need Any Assistance, Or Have Any Questions Regarding The Proposal Applicable to You Or How To Vote Your Shares, Call AST Fund Solutions LLC at [(  )   -   ] Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this day of , 2019 by First Trust Exchange-Traded Fund II, a Massachusetts business trust (“Trust II”), on behalf of its series, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the “Acquiring Fund”), First Trust Exchange-Traded Fund IV, a Massachusetts business trust ( “Trust IV”), on behalf of its series, First Trust Heitman Global Prime Real Estate ETF (the “Target Fund”), and First Trust Advisors L.P. (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of the Target Fund will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, and transactions and actions related thereto, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The foregoing will be effected pursuant to this Agreement.

WHEREAS, the Acquiring Fund is a series of Trust II, the Target Fund is a series of Trust IV, and Trust II and Trust IV are each an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

A-1

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1      THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, creation fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2      ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees of Trust IV (the “Target Fund Board”) or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3      LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4      LIQUIDATING DISTRIBUTION. As of the Effective Time, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

A-2

1.5      OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6      TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares due a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7      LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8      REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.9      BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS. The value of the Target Fund’s assets and liabilities shall be computed as of the close of regular trading on the NYSE Arca Exchange (“NYSE Arca”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the First Trust exchange-traded funds adopted by the Target Fund Board and the Board of Trustees of Trust II (the “Acquiring Fund Board”) (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2      VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

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2.3      SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined by dividing the value of the assets (net of liabilities) of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. Shareholders of record of the Target Fund at the Closing will be credited with full and fractional shares of the Acquiring Fund.

2.4      EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE Arca or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE Arca or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING. The Closing shall occur at         on            , 2019 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business on the Closing Date at the offices of Chapman and Cutler LLP in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2      CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3      CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder as of the Closing.

(b) The Acquiring Fund shall cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to Trust IV or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4      DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF THE TARGET FUND. Trust IV, on behalf of the Target Fund, represents and warrants as follows:

(a)      Trust IV is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Target Fund is a separate series of Trust IV duly authorized in accordance with the applicable provisions of Trust IV’s Declaration of Trust.

(c)       Trust IV is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of Trust IV’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)      There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(f)      No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)      The financial statements of the Target Fund as of October 31, 2018, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2018, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

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(h)      Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2018, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)      All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)      All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)      At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

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(n)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by Trust IV with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)       No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)      For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND. Trust II, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)      Trust II is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Acquiring Fund is a separate series of Trust II duly authorized in accordance with the applicable provisions of Trust II’s Declaration of Trust.

(c)      Trust II is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Trust II’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

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(e)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)      (i) The financial statements of the Acquiring Fund as of September 30, 2018 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of September 30, 2018, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(ii) The financial statements of the Acquiring Fund as of March 31, 2019, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of March 31, 2019, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)      Since the date of the financial statements referred to in subsection (f (i)) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. Before the Closing Date, the Acquiring Fund will advise the Target Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2019, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)      All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)      All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

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(j)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)      The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by Trust II with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)      For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(o) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

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ARTICLE V

COVENANTS OF THE FUNDS

5.1      OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2      APPROVAL OF SHAREHOLDERS. Trust IV will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3      INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4      ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5      FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6      STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by Trust IV’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7      PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. Trust II will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

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5.8      TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, Trust IV, the Acquiring Fund or Trust II shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, Trust IV, the Acquiring Fund and Trust II will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7 herein.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1      All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2      The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1      All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund on the Closing a certificate executed in the Target Fund’s name by the Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

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7.2      The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of Trust IV.

7.3      The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code). The Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund shareholders as of the record date for such dividend. The Target Fund shall not have any rights with respect to the assets held in such escrow account.

7.4      The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5      The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1      This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of Trust IV’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2      On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

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8.3      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4      The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5      The Target Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)       Trust II is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)      The execution and delivery of the Agreement by Trust II, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate Trust II’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i)  Trust II is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement, except such as may be required under any Massachusetts securities law, rule, or regulation, about which we express no opinion.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.6      The Acquiring Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)      Trust IV is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)      The execution and delivery of the Agreement by Trust IV, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate Trust IV’s Declaration of Trust or By-Laws.

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(c)      To the knowledge of such counsel, and without any independent investigation, (i) Trust IV is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Target under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement except such as may be required under any Massachusetts securities law, rule, or regulation, about which such counsel expresses no opinion, and except for filings with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Boston in connection with the termination of the Target Fund as a series of Trust IV.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7      The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)      No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)      No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

A-14

(e)      The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1      The Adviser will pay the expenses incurred by each Fund in connection with the Reorganization (“Reorganization Expenses”). Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

9.2      Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3      Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

A-15

ARTICLE X

ENTIRE AGREEMENT

10.1      The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the President or any Vice President of the Target Fund or the Acquiring, respectively, without further action by the Target Fund Board or the Acquiring Fund Board, respectively. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)      a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)      a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)      a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of Trust IV or Trust II.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of Trust IV and officers of Trust II as specifically authorized by the Target Fund Board and the Acquiring Fund Board, respectively; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

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ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      All parties hereto are expressly put on notice of the Declaration of Trust of Trust II and the Declaration of Trust of Trust IV and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement has been executed and delivered by the trustees or officers of Trust II, or officers of the Acquiring Fund on behalf of the Acquiring Fund, and the trustees or officers of Trust IV, or officers of the Target Fund, on behalf of the Target Fund, in each case acting as trustees or officers and not individually, and it is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of Trust II or Trust IV individually, or impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as provided in the applicable Declaration of Trust, and persons dealing with a Fund must look solely to the assets of such Fund for the enforcement of any claims.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

First Trust Exchange-Traded Fund II, on behalf of First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

By:_______________________________

Name:_____________________________

Title:______________________________

First Trust Exchange-Traded Fund IV, on behalf of First Trust Heitman Global Prime Real Estate ETF

By:______________________________

Name:_____________________________

Title:______________________________

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

FIRST TRUST ADVISORS L.P.

By:_______________________________

Name:_____________________________

Title:______________________________

A-18

SUBJECT TO COMPLETION, DATED MAY 8, 2019

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

First Trust Heitman Global Prime Real Estate ETF (PRME),

A SERIES OF

FIRST TRUST EXCHANGE-TRADED FUND IV
AND
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR),
A SERIES OF
FIRST TRUST EXCHANGE-TRADED FUND II

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [__________], 2019 that is being furnished to shareholders of First Trust Heitman Global Prime Real Estate ETF (“PRME”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund IV, an open-end management investment company (“First Trust ETF IV”), and First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR” and together with PRME, each a “Fund”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund II, an open-end management investment company (“First Trust ETF II”), in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of PRME (the “Board of Trustees”) to be held at the offices of the Funds, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on [              ], 2019, at [        ] a.m. Central time. At the Meeting, shareholders of PRME will be asked to approve an Agreement and Plan of Reorganization between PRME and FFR, pursuant to which PRME would reorganize into FFR, and shareholders of PRME would become shareholders of FFR (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing PRME and FFR at the address shown above or by calling (800) 621-1675.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i) Statement of Additional Information, dated February 1, 2019, for FFR;

(ii) Statement of Additional Information, dated March 1, 2019, for PRME

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

(iii) the financial statements of FFR for its most recent fiscal year ending September 30, 2018;

(iv) the financial statements of PRME for its most recent fiscal year ending October 31, 2018.

Please note that since the net asset value of PRME does not exceed ten percent of FFR’s net asset value, pro forma financial statements need not be prepared for this transaction under Item 14(2) of Form N-14.

The date of this Statement of Additional Information is [__________], 2019.

FUND HISTORY	1
DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS	1
MANAGEMENT OF THE FUNDS	2
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	2
INVESTMENT ADVISORY AND OTHER SERVICES	3
PORTFOLIO MANAGERS	4
BROKERAGE ALLOCATION AND OTHER PRACTICES	4
TAXATION OF THE FUNDS	4
CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; DISTRIBUTOR	5
FINANCIAL STATEMENTS	5

i

FUND HISTORY

This Statement of Additional Information relates to an Agreement of Plan and Reorganization between First Trust Heitman Global Prime Real Estate ETF (“PRME”), a series of First Trust Exchange-Traded Fund IV (“First Trust ETF IV”), and First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR” and together with PRME, the “Funds” and each individually a “Fund”), a series of First Trust Exchange-Traded Fund II (“First Trust ETF II”), pursuant to which PRME would reorganize into FFR, and shareholders of PRME would become shareholders of FFR (the “Reorganization”). FFR is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). For further information concerning FFR in general see the headings “General Description of the Trust and the Funds” in FFR’s Statement of Additional Information as it relates to FFR. For further information concerning PRME in general see the headings “General Description of the Trust and the Fund” in PRME’s Statement of Additional Information as it related to PRME.

DESCRIPTION OF INVESTMENT OBJECTIVES,
POLICIES AND RISKS OF THE FUNDS

FFR Investment Objectives and Risks

For a discussion of FFR’s investment objectives and techniques and related investment policies, see the heading “Investment Objective and Policies” and “Investment Strategies” in FFR’s Statement of Additional Information as it relates to FFR. For a discussion of the risks associated with an investment in FFR, see the heading “Investment Risks” in FFR’s Statement of Additional Information as it relates to FFR. For a discussion of the fundamental and nonfundamental investment policies of FFR adopted by the Trust’s Board of Trustees, see heading “Investment Objective and Policies” in FFR’s Statement of Additional Information as it relates to FFR.

PRME Investment Objectives and Risks

For a discussion of PRME’s investment objectives and techniques and related investment policies, see the heading “Investment Objective and Policies” and “Investment Strategies” in PRME’s Statement of Additional Information as it relates to PRME. For a discussion of the risks associated with an investment in PRME, see the heading “Investment Risks” in PRME’s Statement of Additional Information as it relates to PRME. For a discussion of the fundamental and nonfundamental investment policies of PRME adopted by the Trust’s Board of Trustees, see heading “Investment Objective and Policies” in PRME’s Statement of Additional Information as it relates to PRME.

1

MANAGEMENT OF THE FUNDS

Management of FFR

For a disclosure of the names and a brief occupational biography of each of the FFR’s trustees and officers, identifying those who are interested persons of FFR, see the heading “Management of the Funds” in FFR’s Statement of Additional Information.

As of March 31, 2019, the officers and trustees, in the aggregate, owned less than 1% of the shares of FFR.

Management of PRME

For a disclosure of the names and a brief occupational biography of each of PRME’s trustees and officers, identifying those who are interested persons of PRME, see the heading “Management of the Fund” in PRME’s Statement of Additional Information.

As of March 31, 2019, the officers and trustees, in the aggregate, owned 1.15% of the shares of PRME.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

FFR

For a discussion of the persons who control FFR, persons who own beneficially 5% or more of FFR’s outstanding equity securities and percentages of the Fund’s equity securities owned by all officers, trustees, and members of any advisory board of the First Trust ETF II as a group, see the heading “Management of the Funds” and “Exhibit A – Principal Holders Table” in FFR’s Statement of Additional Information.

To the knowledge of the Board of Trustees, as of April 30, 2019, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) beneficially owned more than 5% of FFR’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission (“SEC”) by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

2

FFR
Beneficial Ownership of Shares

Name and Address of Beneficial Owner	Shares Beneficially Owned	% of Outstanding Shares Beneficially Owned
Morgan Stanley Smith Barney LLC 1300 Thames St, 6th Floor Baltimore, Maryland 21231	177,320	16.89%
Charles Schwab & Co., Inc. 2434 E Lincoln Drive Phoenix, Arizona 85016	156,236	14.88%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	125,684	11.97%
First Clearing LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	90,017	8.57%
American Enterprise Investment Services Inc. 901 3RD Avenue South Minneapolis, Minnesota 55474	80,734	7.69%
JP Morgan Securities LLC/JPMC 500 Stanton Christiana Road, Ops 4, Floor 3 Newark, Delaware 19713	58,402	5.56%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory and Other Services of FFR

For a discussion of FFR’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Funds” and “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges,” in FFR’s Statement of Additional Information.

3

Investment Advisory and Other Services of PRME

For a discussion of PRME’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Fund” and “Custodian, Administrator, Fund Accountant, Transfer Agent, Distributor, Index Providers and Exchanges,” in PRME’s Statement of Additional Information.

PORTFOLIO MANAGERS

Portfolio Managers of FFR

For a discussion of portfolio manager’s management activities, compensation and ownership of securities in FFR, see heading “Management of the Funds” in FFR’s Statement of Additional Information as it relates to FFR.

Portfolio Managers of PRME

For a discussion of portfolio manager’s management activities, compensation and ownership of securities in PRME, see heading “Management of the Fund” in PRME’s Statement of Additional Information as it related to PRME.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Allocation and Other Practices of FFR

For a discussion of FFR’s brokerage policy, see the heading “Brokerage Allocations” in FFR’s Statement of Additional Information.

Brokerage Allocation and Other Practices of PRME

For a discussion of PRME’s brokerage policy, see the heading “Brokerage Allocations” in PRME’s Statement of Additional Information.

TAXATION OF THE FUNDS

Taxation of FFR

For a discussion of any tax information relating to ownership of FFR’s shares, see the heading “Federal Tax Matters” in FFR’s Statement of Additional Information.

4

Taxation of PRME

For a discussion of any tax information relating to ownership of PRME’s shares, see the heading “Federal Tax Matters” in PRME’s Statement of Additional Information.

CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND
PRICING; SERVICE DISTRIBUTOR

FFR

For a discussion of FFR’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Funds” and “Additional Information” in FFR’s Statement of Additional Information.

For a description of the purchase and redemption procedures for FFR’s shares and a discussion of FFR’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Unit Aggregations” and “Determination of Net Asset Value” in FFR’s Statement of Additional Information.

For a discussion of FFR’s distributor, see the heading “Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges” in FFR’s Statement of Additional Information.

PRME

For a discussion of PRME’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Fund” and “Additional Information” in PRME’s Statement of Additional Information.

For a description of the purchase and redemption procedures for PRME’s shares and a discussion of PRME’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Unit Aggregations” and “Determination of Net Asset Value” in PRME’s Statement of Additional Information.

For a discussion of PRME’s distributor, see the heading “Custodian, Administrator, Fund Accountant, Distributor, Transfer Agent, Index Providers and Exchanges” in PRME’s Statement of Additional Information.

FINANCIAL STATEMENTS

Financial Highlights of FFR

For the Audited financial statements for FFR for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for FFR, see the heading “Financial Highlights” in FFR’s Statement of Additional Information.

5

Financial Highlights of PRME

For the Audited financial statements for PRME for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for PRME, see the heading “Financial Highlights” in PRME’s Statement of Additional Information.

6

FIRST TRUST EXCHANGE-TRADED FUND II

(the “Trust”)

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2019

DATED MARCH 13, 2019

The Board of Trustees of First Trust Exchange-Traded Fund II (the “Trust”) has approved a transaction to combine the First Trust Heitman Global Prime Real Estate ETF (“PRME”) with the Fund. Pursuant to this transaction, PRME shareholders will become shareholders of the Fund.

In order for the transaction to occur, the shareholders of PRME must approve the transaction. If approved, shares of PRME would be exchanged, on a tax-free basis for federal income tax purposes, for shares of the Fund with an equal aggregate net asset value, and PRME shareholders will become shareholders of the Fund.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

First Trust Exchange-Traded Fund II

Prospectus
FUND NAME	TICKER SYMBOL	EXCHANGE
First Trust BICK Index Fund	BICK	Nasdaq
First Trust Cloud Computing ETF	SKYY	Nasdaq
First Trust Dow Jones Global Select Dividend Index Fund	FGD	NYSE Arca
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	FFR	NYSE Arca
First Trust Global Engineering and Construction ETF	FLM	NYSE Arca
First Trust Global Wind Energy ETF	FAN	NYSE Arca
First Trust Indxx Global Agriculture ETF	FTAG	Nasdaq
First Trust Indxx Global Natural Resources Income ETF	FTRI	Nasdaq
First Trust International Equity Opportunities ETF (formerly First Trust International IPO ETF)	FPXI	Nasdaq
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	GRID	Nasdaq
First Trust Nasdaq Cybersecurity ETF	CIBR	Nasdaq
First Trust NASDAQ Global Auto Index Fund	CARZ	Nasdaq
First Trust Nasdaq Smartphone Index Fund	FONE	Nasdaq
First Trust STOXX® European Select Dividend Index Fund	FDD	NYSE Arca
Each of the funds listed above (each a “Fund,” and collectively, the “Funds”) lists and principally trades its shares on either The Nasdaq Stock Market LLC (“Nasdaq”) or the NYSE Arca, Inc. (“NYSE Arca”) (each an “Exchange,” and collectively, the “Exchanges”). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, each Fund issues and redeems shares at net asset value, only in large specified blocks each consisting of 50,000 shares (each such block of shares called a “Creation Unit,” and collectively, the “Creation Units”). Each Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.
Each Fund is a series of First Trust Exchange-Traded Fund II (the “Trust”) and an exchange-traded index fund organized as a separate series of a registered management investment company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Funds.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
February 1, 2019

Summary Information
First Trust BICK Index Fund (BICK)
Investment Objective
The First Trust BICK Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE BICKTM (Brazil, India, China, South Korea) Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.64%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide a benchmark for investors interested in tracking some of the largest and most liquid public companies that are domiciled in Brazil, India, China (including Hong Kong) and South Korea that are accessible for investment by U.S. investors. The Index has been created to provide investors an opportunity to take advantage of both event-driven news and long-term economic trends as the economies of these countries continue to evolve and is equally weighted among the countries.

First Trust BICK Index Fund (BICK)
In order to be eligible for inclusion in the Index, a security must be issued by a company domiciled in Brazil, India, China (including Hong Kong) or South Korea and have a market capitalization of at least $100 million. Eligible securities from each country are ranked individually on both market capitalization and liquidity. These scores are then totaled to provide a final score. The 25 highest ranked securities from each country are included in the Index. If a country has less than 25 eligible securities, all eligible securities are included in the Index. The Index uses an equal weighted allocation methodology for each country in the Index so that each country continues to represent 25% of the Index at each rebalance, as well as an equal weighted allocation methodology for all components within a country allocation. The Index Provider reviews the Index components quarterly in March, June, September and December of each year for eligibility.
The Index is rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Index was composed of 89 securities. Of the 25 Brazilian securities included in the Index, 18 were traded on the Sao Paulo Stock Exchange and 6 were traded as depositary receipts. Of the 25 Chinese securities included in the Index, 8 were traded as H-Shares on the Hong Kong Stock Exchange and 11 were traded as depositary receipts. Of the 14 Indian securities included in the Index, 12 were traded as depositary receipts. Of the 25 South Korean securities in the Index, 22 were traded on the Korea Stock Exchange. As of December 31, 2018, the Fund had significant investments in financial companies, Brazilian issuers, Chinese issuers, Indian issuers and South Korean issuers.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
BRAZIL RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Brazilian issuers. Investing in Brazil may involve a higher degree of risk and special considerations not typically associated with investing in more established economies or securities markets. Investment exposure to Brazil may subject the Fund, to a greater extent than if investments were made in developed countries, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic, or environmental events and natural disasters which may occur in Brazil. The economy, industries, and securities and currency markets of Brazil may be adversely affected by protectionist trade policies, slow economic activity worldwide, political and social instability and regional and global conflicts. Brazil has experienced security concerns, such as terrorism and strained international relations. Incidents involving the country’s or region’s security may cause uncertainty in Brazilian markets and may adversely affect its economy and the Fund’s investments.
CHINA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or

First Trust BICK Index Fund (BICK)
state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended

First Trust BICK Index Fund (BICK)
periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
FINANCIAL COMPANIES RISK. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
INDIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Indian issuers. Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of the Fund’s assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. The securities market of India is considered an emerging market that is characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance and substantially less liquidity than companies in more developed markets. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in the securities of Indian companies, the purchase and sale prices for such securities and the timing of purchases and sales. Certain restrictions on foreign investments may decrease the liquidity of the Fund’s portfolio, subject the Fund to higher transaction costs, or inhibit the Fund’s ability to track the Index. Investments in Indian securities may also may be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India (“RBI”). In addition, a natural or other disaster could occur in India that could affect the Indian economy or operations of the Fund, causing an adverse impact on the Fund.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

First Trust BICK Index Fund (BICK)
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
SOUTH KOREA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of South Korean issuers. Substantial political tensions exist between North Korea and South Korea. Escalated tensions involving the two nations and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports, especially to other Asian countries and the U.S., and disruptions or decreases in trade activity could lead to further declines. The South Korean economy’s dependence on the economies of Asia and the U.S. means that a reduction in spending by these economies on South Korean products and services or negative changes in any of these economies may cause an adverse impact on the South Korean economy and therefore, on the Fund’s investments. In addition, South Korea is located in a part of the world that has historically been prone to natural disasters such as earthquakes, hurricanes or tsunamis, and is economically sensitive to environmental events. Any such event may adversely impact South Korea’s economy or business operations of companies in South Korea.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

First Trust BICK Index Fund (BICK)
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad-based market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust BICK Index Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
14.74%	March 31, 2012	-29.98%	September 30, 2011
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust BICK Index Fund (BICK)
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	-15.90%	1.47%	-0.57%	4/12/2010
Return After Taxes on Distributions	-16.53%	0.81%	-1.22%
Return After Taxes on Distributions and Sale of Shares	-9.40%	0.82%	-0.70%
ISE BICKTM Index (reflects no deduction for fees, expenses or taxes)	-15.05%	2.26%	0.25%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	-9.42%	4.26%	6.52%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-14.58%	1.65%	1.59%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2010, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Cloud Computing ETF (SKYY)
Investment Objective
The First Trust Cloud Computing ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Cloud ComputingTM Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index is designed to provide a benchmark for investors interested in tracking companies actively involved in the cloud computing industry. The cloud computing industry is a group of companies that offers internet and technology products, services, support and applications delivered via the Internet. In addition, securities included in the Index must have a minimum capitalization of $100 million.

First Trust Cloud Computing ETF (SKYY)
The Index uses a market capitalization weighted allocation across two categories in the cloud computing industry (“pure play” and “non-pure play”) and a fixed 10% allocation for “technology conglomerates.” The pure play category includes companies that are direct service providers for “the cloud” (i.e., network hardware/software, storage and cloud computing services) or companies with business models that rely on delivering goods and services that utilize cloud computing technology. The non-pure play category includes companies that focus outside the cloud computing space but provide goods and services that support the cloud computing space. The technology conglomerate category includes companies that are large, broad-based companies with business models that indirectly utilize or support the use of cloud computing technology. The Index Provider reviews the Index components semi-annually in June and December of each year for eligibility.
The Index is rebalanced semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Index was comprised of 24 securities from companies located in the United States and 4 securities from companies located in Canada, Germany, India and Israel. As of December 31, 2018, the Fund had significant investments in communication services companies and information technology companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CLOUD COMPUTING COMPANIES RISK. Cloud computing companies include companies that provide remote computation, software, data access and storage services. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by cloud computing companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. In addition, the business models employed by the companies in the cloud computing industry may not prove to be successful.
COMMUNICATION SERVICES COMPANIES RISK. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers,

First Trust Cloud Computing ETF (SKYY)
such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
INTERNET COMPANIES RISK. Internet companies are subject to rapid changes in technology, hacking or other cyber security events, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. Many Internet companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business.

First Trust Cloud Computing ETF (SKYY)
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

First Trust Cloud Computing ETF (SKYY)
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index, a broad-based market index and a specialized market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Cloud Computing ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
24.11%	March 31, 2012	-14.35%	December 31, 2018
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	6.23%	13.22%	12.70%	7/5/2011
Return After Taxes on Distributions	5.84%	13.01%	12.56%
Return After Taxes on Distributions and Sale of Shares	3.70%	10.50%	10.36%
ISE Cloud Computing IndexTM (reflects no deduction for fees, expenses or taxes)	7.47%	13.86%	13.36%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	11.06%
S&P Composite 1500® Information Technology Index (reflects no deduction for fees, expenses or taxes)	-0.75%	14.46%	14.83%

First Trust Cloud Computing ETF (SKYY)
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Investment Objective
The First Trust Dow Jones Global Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Dow Jones Global Select Dividend IndexSM (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.58%
Fee Waiver and Expense Reimbursement(1)	0.00%
Net Annual Fund Operating Expenses	0.58%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the “Expense Cap”) at least through January 31, 2020. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund’s investment advisor. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after January 31, 2020 upon 60 days’ written notice.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes that the Fund’s investment advisor’s agreement to waive fees and/or pay the Fund’s expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following January 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is compiled and maintained by Dow Jones & Company, Inc. (the “Index Provider”).
The Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World IndexSM. Indicated annual dividend yield is a stock’s unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. In order to be eligible for inclusion in the Index, a security must be issued by a company that (i) pays a current dividend, (ii) has a current year dividend-per-share ratio that is greater than or equal to its five-year average annual dividend-per-share ratio, (iii) has a five-year average payout ratio of less than or equal to 60% for U.S. and European companies or less than or equal to 80% for all other companies and (iv) has a minimum three-month daily average trading volume of $3 million. All eligible securities are ranked by dividend yield and the top 100 highest yielding securities are selected for inclusion in the Index. Once a security is included in the Index it will not be removed so long as it is one of the top 150 highest yielding eligible securities. Securities selected for inclusion in the Index are weighted according to their indicated annual dividend yield. Weights of individual securities are capped at 10%.
The Index is rebalanced and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Fund had significant investments in financial companies and European issuers.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DIVIDENDS RISK. The Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
FINANCIAL COMPANIES RISK. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad-based market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Dow Jones Global Select Dividend Index Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
38.58%	June 30, 2009	-29.23%	December 31, 2008
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	-12.40%	0.55%	9.70%	2.05%	11/21/2007
Return After Taxes on Distributions	-14.28%	-1.43%	7.68%	0.13%
Return After Taxes on Distributions and Sale of Shares	-7.27%	-0.43%	7.00%	0.72%
Dow Jones Global Select Dividend IndexSM (reflects no deduction for fees, expenses or taxes)	-12.71%	0.60%	9.94%	2.17%
Dow Jones World Developed Markets IndexSM (reflects no deduction for fees, expenses or taxes)	-9.20%	4.77%	10.18%	4.41%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-8.71%	4.56%	9.67%	3.95%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
Investment Objective
The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the FTSE EPRA/ NAREIT Developed Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	0.85%
Fee Waiver and Expense Reimbursement(1)	0.25%
Net Annual Fund Operating Expenses	0.60%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the “Expense Cap”) at least through January 31, 2020. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund’s investment advisor. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after January 31, 2020 upon 60 days’ written notice.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes that the Fund’s investment advisor’s agreement to waive fees and/or pay the Fund’s expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following January 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$61	$246	$447	$1,026
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is compiled and maintained by FTSE International Limited (“FTSE” or the “Index Provider”).
The Index is designed to measure the stock performance of companies engaged in specific real estate activities, including the ownership, trading and development of income-producing real estate, in the North American, European and Asian real estate markets. The Index is modified market cap weighted based on free float market capitalization and includes the securities of real estate companies or real estate investment trusts (“REITs”) that are publicly traded on an official stock exchange located in North America, Europe or Asia and provides an audited annual report in English. The securities must also meet certain size and liquidity tests to be included in the Index.
The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Fund had significant investments in real estate companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
REAL ESTATE COMPANIES RISK. Real estate companies include REITs and other companies involved in the operation and development of commercial, residential and industrial real estate. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real estate companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor management, or other factors that affect companies in general.

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two specialized market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
35.30%	June 30, 2009	-32.77%	December 31, 2008
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	-5.11%	4.53%	9.55%	1.95%	8/27/2007
Return After Taxes on Distributions	-6.35%	3.17%	8.06%	0.60%
Return After Taxes on Distributions and Sale of Shares	-3.00%	2.89%	7.09%	0.87%
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses or taxes)	-4.74%	5.26%	10.53%	2.78%
S&P Global REIT Index (reflects no deduction for fees, expenses or taxes)	-5.90%	5.28%	10.05%	2.45%
MSCI World REIT Index (reflects no deduction for fees, expenses or taxes)	-5.04%	6.27%	9.82%	2.24%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Global Engineering and Construction ETF (FLM)
Investment Objective
The First Trust Global Engineering and Construction ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Global Engineering and ConstructionTM Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.48%
Total Annual Fund Operating Expenses	0.88%
Fee Waiver and Expense Reimbursement(1)	0.18%
Net Annual Fund Operating Expenses	0.70%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the “Expense Cap”) at least through January 31, 2020. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund’s investment advisor. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after January 31, 2020 upon 60 days’ written notice.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes that the Fund’s investment advisor’s agreement to waive fees and/or pay the Fund’s expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following January 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$263	$470	$1,068
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

First Trust Global Engineering and Construction ETF (FLM)
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies. In order to be eligible for inclusion in the Index, a security must be issued by a company actively engaged in large civil and capital projects such as infrastructure, utilities, transportation, telecommunications, commercial, residential, and commerce facilities and whose role is within the engineering, designing, planning, consulting, project managing, and/or constructing of these projects. To be included in the Index, a company must receive at least 70% of its revenues from these types of services and projects, based on the reportable segment/division from its most recent annual report and it must have a market capitalization of at least $500 million. Securities selected for inclusion in the Index are weighted using a linear-based capitalization-weighted methodology.
The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Fund had significant investments in industrials companies, European issuers and Japanese issuers.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency.

First Trust Global Engineering and Construction ETF (FLM)
Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
ENGINEERING AND CONSTRUCTION COMPANIES RISK. Engineering and construction companies may be significantly affected by changes in demand for their specific products or services, government spending, zoning laws, general economic conditions, interest rates, commodity prices, consumer confidence and spending, taxation, demographic patterns, real estate values, labor relations and government regulations. Such companies are also at risk from technical obsolescence and delays in modernization. Certain engineering and construction companies may also be significantly affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes, tornadoes and terrorist acts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be

First Trust Global Engineering and Construction ETF (FLM)
below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
JAPAN RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000, Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japanese markets overall and may negatively affect the Fund’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the U.S. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Additionally, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Japan’s economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact the Fund’s investments.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

First Trust Global Engineering and Construction ETF (FLM)
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index, a broad-based market index and a specialized market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.

First Trust Global Engineering and Construction ETF (FLM)
First Trust Global Engineering and Construction ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
28.36%	June 30, 2009	-24.67%	September 30, 2011
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	-21.06%	-0.47%	5.79%	5.97%	10/13/2008
Return After Taxes on Distributions	-21.53%	-1.13%	5.11%	5.31%
Return After Taxes on Distributions and Sale of Shares	-12.42%	-0.63%	4.33%	4.49%
ISE Global Engineering and Construction Index (reflects no deduction for fees, expenses or taxes)	-20.74%	0.55%	7.03%	7.50%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	-5.24%	7.91%	13.18%	11.76%
MSCI World Industrials Index (reflects no deduction for fees, expenses or taxes)	-14.54%	3.51%	10.08%	9.18%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)

First Trust Global Engineering and Construction ETF (FLM)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2008, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Global Wind Energy ETF (FAN)
Investment Objective
The First Trust Global Wind Energy ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Clean Edge Global Wind EnergyTM Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.68%
Fee Waiver and Expense Reimbursement(1)	0.08%
Net Annual Fund Operating Expenses	0.60%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the “Expense Cap”) at least through January 31, 2020. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund’s investment advisor. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after January 31, 2020 upon 60 days’ written notice.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes that the Fund’s investment advisor’s agreement to waive fees and/or pay the Fund’s expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following January 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$61	$210	$371	$840
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

First Trust Global Wind Energy ETF (FAN)
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry. In order to be eligible for inclusion in the Index, a security must be issued by a company that is actively engaged in some aspect of the wind energy industry, such as the development or management of a wind farm, the production or distribution of electricity generated by wind power, or involvement in the design, manufacture or distribution of machinery or materials designed specifically for the wind energy industry. In addition, in order to be eligible for inclusion in the Index a security must have a market capitalization of at least $100 million, a minimum three-month average daily dollar trading volume of $500,000 and a minimum free float of 25%.
The Index allocates an aggregate weight of 66.67% to companies that are identified as providing goods and services exclusively to the wind energy industry and an aggregate weight of 33.33% to those companies determined to be significant participants in the wind energy industry despite not providing goods and services exclusively to the wind energy industry. This is done to ensure that companies that are exclusive to the wind energy industry, which generally have smaller market capitalizations relative to their multi-industry counterparts, are adequately represented in the Index. The Index utilizes a modified market capitalization weighted methodology for each group of companies. The methodology organizes the companies into quintiles based upon their market capitalization. The quintiles containing larger market capitalization companies receive a higher weight than those quintiles containing small market capitalization companies. The companies are equally-weighted within each quintile.
The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Fund had significant investments in utilities companies, industrials companies and European issuers.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but

First Trust Global Wind Energy ETF (FAN)
may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates,

First Trust Global Wind Energy ETF (FAN)
commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

First Trust Global Wind Energy ETF (FAN)
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
UTILITIES COMPANIES RISK. Utilities companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utilities companies.
WIND ENERGY COMPANIES RISK. Wind energy companies can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Such companies may also be highly dependent on government subsidies and contracts with government entities and may be negatively affected if such subsidies and contracts become unavailable. They are also susceptible to fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation efforts, the success of exploration projects and tax and other government regulations. Wind energy companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad-based market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Global Wind Energy ETF
Calendar Year Total Returns as of 12/31

First Trust Global Wind Energy ETF (FAN)
During the periods shown in the chart above:
Best Quarter		Worst Quarter
41.69%	June 30, 2009	-25.75%	June 30, 2010
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	-11.11%	3.62%	1.58%	-6.75%	6/16/2008
Return After Taxes on Distributions	-11.99%	2.24%	0.68%	-7.54%
Return After Taxes on Distributions and Sale of Shares	-6.54%	2.16%	0.81%	-4.97%
ISE Clean Edge Global Wind Energy Index (reflects no deduction for fees, expenses or taxes)	-11.01%	4.31%	2.54%	-6.03%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	-5.24%	7.91%	13.18%	8.16%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-8.71%	4.56%	9.67%	4.53%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2008, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in

First Trust Global Wind Energy ETF (FAN)
certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Indxx Global Agriculture ETF (FTAG)
Investment Objective
The First Trust Indxx Global Agriculture ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx Global Agriculture Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Indxx, LLC (the “Index Provider”).
The Index is a market capitalization weighted index designed to measure the performance of companies that are directly or indirectly engaged in improving agricultural yields. The Index is composed of farmland companies and firms involved in chemicals and fertilizers, seeds, irrigation equipment and farm machinery. To be included in the Index, a security must meet certain additional criteria, including that its issuer must have a minimum market capitalization of $1 billion and meet certain liquidity-related requirements that focus on trading activity and turnover. Companies may generally be domiciled in any country, including emerging market countries, subject to certain exclusions determined by the Index Provider. Under normal market

First Trust Indxx Global Agriculture ETF (FTAG)
conditions, the Fund invests at least 40% of its net assets (including investment borrowings) in securities of non-U.S. issuers and invests in the securities of issuers located in at least three countries.
The Index is reconstituted annually and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Fund had significant investments in materials companies, industrials companies, German issuers and European issuers.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AGRICULTURE COMPANIES RISK. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund's investments. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting agriculture companies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence agriculture company profitability, the planting/raising of certain crops/livestock versus other uses of resources, the location and size of crop and livestock production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, companies in the agriculture sector must comply with a broad range of environmental laws and regulations.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may

First Trust Indxx Global Agriculture ETF (FTAG)
involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
GERMANY RISK. The Fund is subject to certain risks specifically associated with investments in the securities of German issuers. The German economy is dependent to a significant extent on the economies of certain key trading partners, including the United States, France, Italy and other European countries. Reduction in spending on German products and services, or changes in any of the economies may have an adverse impact on the German economy. In addition, heavy regulation of labor and product markets in Germany may have an adverse effect on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession. Concerns regarding the economic health of the EU have led to tremendous downward

First Trust Indxx Global Agriculture ETF (FTAG)
pressure on certain financial institutions, including German financial services companies. Secessionist movements, such as the Catalan movement in Spain, may have an adverse effect on the German economy.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MATERIALS AND PROCESSING COMPANIES RISK. Materials and processing companies are involved in the extraction or processing of raw materials such as metals, ore and forestry products. These companies are sensitive to changes in the business cycle and fluctuations in the supply and demand for raw materials. Further, certain materials and processing companies can be affected by shifts in the housing market, as many produced raw materials are components of construction projects. Rising wage costs can also impact companies that rely on skilled labor. In addition, materials and processing companies may be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification

First Trust Indxx Global Agriculture ETF (FTAG)
requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index, a broad-based market index and a specialized market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.

First Trust Indxx Global Agriculture ETF (FTAG)
On December 18, 2015, the Fund’s underlying index changed from the ISE Global PlatinumTM Index to the Indxx Global Agriculture Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of June 1, 2015, it was not in existence for any of the periods disclosed.
First Trust Indxx Global Agriculture ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
17.11%	September 30, 2013	-34.63%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	-18.99%	-17.37%	-18.37%	3/11/2010
Return After Taxes on Distributions	-19.63%	-17.91%	-18.80%
Return After Taxes on Distributions and Sale of Shares	-11.21%	-11.99%	-10.80%
Indxx Global Agriculture Index(1) (reflects no deduction for fees, expenses or taxes)	-18.32%	N/A	N/A
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	-9.42%	4.26%	6.96%
MSCI All Country World Materials Index (reflects no deduction for fees, expenses or taxes)	-16.01%	0.86%	1.05%
(1)	On December 18, 2015, the Fund's underlying index changed from the ISE Global PlatinumTM Index to the Indxx Global Agriculture Index. Because the Fund's new underlying index had an inception date of June 1, 2015, performance information is not included above.

First Trust Indxx Global Agriculture ETF (FTAG)
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2010, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Indxx Global Natural Resources Income ETF (FTRI)
Investment Objective
The First Trust Indxx Global Natural Resources Income ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx Global Natural Resources Income Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned, developed, maintained and sponsored by Indxx, LLC (the “Index Provider”).
The Index is a free float adjusted market capitalization weighted index designed to measure the market performance of the 50 highest dividend yielding companies involved in the upstream (i.e., generally exploration and production) segment of the natural resources sector. The term “free float” describes the portion of an issuer’s outstanding securities that can be publicly traded, and therefore excludes locked-in securities held by an issuer’s affiliates, officers or promoters or securities subject to some other restrictive arrangement that prevents them from being freely traded. Component securities may represent the

First Trust Indxx Global Natural Resources Income ETF (FTRI)
following businesses: oil and gas exploration and production; integrated oil and gas companies; coal; steel; gold; aluminum; diversified metal and mining; industrial metals; precious metals; water; agricultural products; beverages; agricultural chemicals and fertilizers; and paper and forest products. The Index Provider’s classification of an issuer and its business may be different than any other standardized industry classification applied to the issuer and may reflect only a portion of the issuer’s business activities. Consequently, because an issuer’s principal business activity may be outside the natural resources sector, the Fund’s portfolio may include significant holdings of issuers that the Index Provider classifies in a sector that would otherwise not typically fall within the focus of the Index if classified by a different standard.
To be included in the Index, a security must be issued by a company that has (i) a positive earnings-per-share for the preceding 12 months, (ii) paid dividends in each of the prior two years and (iii) paid dividends over the preceding 12 months greater than or equal to the dividends it paid over the same 12-month period one year prior. In addition, a security must meet certain additional criteria, including that it must have a minimum free float equivalent to 10% of shares outstanding, a minimum market capitalization of $1 billion and meet certain liquidity-related requirements that focus on trading activity. Companies may generally be domiciled in any country, including emerging market countries, subject to certain exclusions determined by the Index Provider. Each eligible security is classified into five broad categories: energy, materials, agriculture, water and timber. The 50 securities with the highest dividend yield are included in the Index. The Index is then adjusted to ensure that no more than 30% of the Index's components are classified as comprising one of the five categories. Under normal market conditions, the Fund invests at least 40% of its net assets (including investment borrowings) in securities of non-U.S. issuers and invests in the securities of issuers located in at least three countries.
The Index is reconstituted annually and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Fund had significant investments in energy companies, materials companies and European issuers.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AGRICULTURE COMPANIES RISK. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund's investments. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting agriculture companies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence agriculture company profitability, the planting/raising of certain crops/livestock versus other uses of resources, the location and size of crop and livestock production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, companies in the agriculture sector must comply with a broad range of environmental laws and regulations.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

First Trust Indxx Global Natural Resources Income ETF (FTRI)
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DIVIDENDS RISK. The Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
ENERGY COMPANIES RISK. The success of energy companies may be cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, among other things, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of energy companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies may also operate in, or engage in transactions involving, countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

First Trust Indxx Global Natural Resources Income ETF (FTRI)
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
GLOBAL NATURAL RESOURCES COMPANIES RISK. Investments in global natural resources companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-U.S. securities are subject may also affect the U.S. companies in which the Fund invests such companies have significant operations or investments outside of the United States. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both U.S. and non-U.S.) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by global natural resources companies.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

First Trust Indxx Global Natural Resources Income ETF (FTRI)
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MATERIALS AND PROCESSING COMPANIES RISK. Materials and processing companies are involved in the extraction or processing of raw materials such as metals, ore and forestry products. These companies are sensitive to changes in the business cycle and fluctuations in the supply and demand for raw materials. Further, certain materials and processing companies can be affected by shifts in the housing market, as many produced raw materials are components of construction projects. Rising wage costs can also impact companies that rely on skilled labor. In addition, materials and processing companies may be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

First Trust Indxx Global Natural Resources Income ETF (FTRI)
TIMBER COMPANIES RISK. Timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, timber companies may harvest less timber than expected. Timber companies are subject to many federal, state and local environmental and health and safety laws and regulations. In addition, rising interest rates and general economic conditions may affect the demand for timber products.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
WATER COMPANIES RISK. Water companies can be significantly affected by the availability of water, the level of rainfall and the occurrence of other climatic and environmental events, changes in water consumption and water conservation. Water companies may also be negatively affected by changes in governmental regulation and spending, technological advances and increases in inflation, interest rates or the cost of raw materials. Water companies may be subject to liability for environmental damage, depletion of resources, conflicts with local communities over water rights and mandated expenditures for safety and pollution control.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index, a broad-based market index and a specialized market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On December 18, 2015, the Fund’s underlying index changed from the ISE Global CopperTM Index to the Indxx Global Natural Resources Income Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of June 1, 2015, it was not in existence for any of the periods disclosed.
First Trust Indxx Global Natural Resources Income ETF
Calendar Year Total Returns as of 12/31

First Trust Indxx Global Natural Resources Income ETF (FTRI)
During the periods shown in the chart above:
Best Quarter		Worst Quarter
15.51%	December 31, 2011	-37.68%	September 30, 2011
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	-9.03%	-10.75%	-8.39%	3/11/2010
Return After Taxes on Distributions	-10.43%	-11.86%	-9.39%
Return After Taxes on Distributions and Sale of Shares	-5.27%	-8.09%	-5.97%
Indxx Global Natural Resources Income Index(1) (reflects no deduction for fees, expenses or taxes)	-8.26%	N/A	N/A
MSCI All Country World Materials Index (reflects no deduction for fees, expenses or taxes)	-16.01%	0.86%	1.05%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	-9.42%	4.26%	6.96%
(1)	On December 18, 2015, the Fund's underlying index changed from the ISE Global CopperTM Index to the Indxx Global Natural Resources Income Index. Because the Fund's new underlying index had an inception date of June 1, 2015, performance information is not included above.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2010, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.

First Trust Indxx Global Natural Resources Income ETF (FTRI)
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust International Equity Opportunities ETF (FPXI)
Investment Objective
The First Trust International Equity Opportunities ETF (the “Fund”), formerly First Trust International IPO ETF, seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the IPOX International Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by IPOX® Schuster LLC (the “Index Provider”).
The Index is a market-cap weighted portfolio measuring the performance of the top 50 companies domiciled outside the United States ranked quarterly by market capitalization in the IPOX Global Composite Index (the “Base Index”) and represents, on average, 25% of the total market capitalization of the Base Index, a fully market capitalization-weighted index constructed and managed to provide a broad and objective view of global aftermarket performance of initial public offerings ("IPOs") and

First Trust International Equity Opportunities ETF (FPXI)
spin-offs in all world countries (both developed and emerging market countries). A company is eligible for inclusion in the Index on the close of the 6th trading day following its IPO and is eligible to remain in the Index until the close of the 1,000th trading day. Securities issued by companies without a minimum market capitalization of $50 million on the close of the first trading day following the IPO, companies with less than 15% public float at the IPO and companies that experience abnormally large “underpricing” in their IPO are not eligible for inclusion in the Base Index.
The Index is reconstituted quarterly to reflect changes in stock market values of Base Index constituents and IPO activity during the past quarter with potential new companies entering the Index, while other companies reach 1,000 in the Index and automatically drop out. To ensure certain diversification requirements are met, the weighting of the largest Index constituents is capped at 10% at the quarterly reconstitution event. The Index may be composed of common stocks and depositary receipts generally expected to be issued by mid, large and mega capitalization companies with capitalizations between $2 billion and $80 billion.
The Index is reconstituted and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Fund had significant investments in Chinese issuers, European issuers and Asian issuers.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CHINA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

First Trust International Equity Opportunities ETF (FPXI)
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines

First Trust International Equity Opportunities ETF (FPXI)
in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
IPO RISK. Shares issued by companies that have recently conducted an IPO are often subject to extreme price volatility and speculative trading due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage

First Trust International Equity Opportunities ETF (FPXI)
of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and a broad-based market index. See “Total Return Information” for

First Trust International Equity Opportunities ETF (FPXI)
additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust International Equity Opportunities ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
12.09%	March 31, 2017	-15.33%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	Since Inception	Inception Date
Return Before Taxes	-12.30%	1.88%	11/4/2014
Return After Taxes on Distributions	-12.85%	1.29%
Return After Taxes on Distributions and Sale of Shares	-7.25%	1.17%
IPOX International Index (reflects no deduction for fees, expenses or taxes)	-11.75%	2.61%
MSCI World ex USA Index (reflects no deduction for fees, expenses or taxes)	-14.09%	1.17%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)

First Trust International Equity Opportunities ETF (FPXI)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2014, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Investment Objective
The First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.74%
Fee Waiver and Expense Reimbursement(1)	0.04%
Net Annual Fund Operating Expenses	0.70%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the “Expense Cap”) at least through January 31, 2020. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund’s investment advisor. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after January 31, 2020 upon 60 days’ written notice.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes that the Fund’s investment advisor’s agreement to waive fees and/or pay the Fund’s expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following January 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$233	$408	$915
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. Clean Edge, Inc. (“Clean Edge”) and Nasdaq, Inc. serve as index providers to the Index (the “Index Providers”).
The Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector. In order to be eligible for inclusion in the Index, a security must be issued by a company that is classified as a smart grid, electric infrastructure and/or other grid-related activities company by Clean Edge. Clean Edge identifies each eligible company as either "pure play" or "diversified." A "pure play" company derives at least 50 percent of its revenue from smart grid, electric infrastructure, and/or other grid-related activities. A "diversified" company derives between 10%-50%, or at least $1 billion, of its revenue from smart grid, electric infrastructure and/or other grid-related activities. In addition, to be included in the Index a security must be listed on a global stock exchange approved by the Index Provider, have a minimum market capitalization of $100 million, have a minimum three-month average daily dollar trading of $500,000 and a minimum free float of 20%. A security's foreign ownership restriction limitations must also not have been met.
Securities comprising the Index classified as “pure play” are given a collective weight of 80% and securities classified as "diversified" are given a collective weight of 20%. Securities are initially weighted by market capitalization. Weights are then adjusted to ensure that no "pure play" security has a weight exceeding 8% and that no "diversified" security has a weight greater than 2%.
The Index is reconstituted semi-annually and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Fund had significant investments in information technology companies, industrials companies and European issuers.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
SMART GRID COMPANIES RISK. Smart grid companies can be negatively affected by high costs of research and development, high capital requirements for implementation, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown including surplus capacity, government budgetary constraints and other factors. Additionally, smart grid companies may be subject to regulation by various governmental authorities and also may be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other issues and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Smart grid companies are often reliant upon contracts with government and commercial customers which may expire from time to time. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index, a broad-based market index and two specialized market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
13.59%	March 31, 2012	-26.52%	September 30, 2011
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	-22.29%	2.82%	4.07%	11/16/2009
Return After Taxes on Distributions	-22.61%	2.29%	3.62%
Return After Taxes on Distributions and Sale of Shares	-13.15%	1.94%	2.99%
NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM (reflects no deduction for fees, expenses or taxes)	-21.94%	3.47%	4.85%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	-5.24%	7.91%	11.60%
S&P Composite 1500® Industrials Index (reflects no deduction for fees, expenses or taxes)	-13.38%	5.91%	11.77%
MSCI World Industrials Index (reflects no deduction for fees, expenses or taxes)	-14.54%	3.51%	8.16%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2009, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Nasdaq Cybersecurity ETF (CIBR)
Investment Objective
The First Trust Nasdaq Cybersecurity ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq CTA Cybersecurity IndexSM (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned by Nasdaq, Inc. (the “Index Provider”). The Index Provider and the Consumer Technology Association (“CTA”) have jointly developed the eligibility and selection criteria and rules for the Index.
The Index includes securities of companies classified as “cybersecurity” companies by CTA. CTA gives the cybersecurity classification to those companies that meet one of three elements: (1) companies focused on developing technologies that are designed and implemented to protect computer and communication networks from attacks and outside unauthorized use; (2) companies involved in the deployment of technologies for cybersecurity industry use including government, private and public corporations, financial institutions and various other industries; or (3) companies focused on the protection of

First Trust Nasdaq Cybersecurity ETF (CIBR)
priority data from being accessed and exploited by unauthorized external parties. To be included in the Index, a security issued by a "cybersecurity" company must also have a minimum market capitalization of $250 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20%. The term “free float” is used to describe the portion of an issuer’s outstanding securities that can be publicly traded, and therefore excludes locked-in securities held by an issuer’s affiliates, officers or promoters and securities subject to some other restrictive arrangement that prevents them from being freely traded. The Index Provider evaluates the Index components semi-annually in March and September of each year for eligibility.
The Index employs a modified liquidity-weighted methodology, meaning that security weights are based on the liquidity of the securities comprising the Index. Liquidity is measured by using the three-month average daily dollar trading volume for each company. To provide diversification among the weighting of the constituent securities, the Index caps the weighting of the securities of the five most liquid companies at 6% each, and collectively 30%, of the Index. The excess weight of any capped security is distributed proportionally across the securities of the remaining constituent companies. The securities of the remaining companies are capped at a 3% weight as well. Any security of those remaining constituent companies with a weight in excess of 3% will have that excess weight redistributed proportionally across the securities of any remaining companies.
The Index is rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Index was composed of 38 securities from companies located in France, Israel, Japan, South Korea, the United Kingdom and the United States. As of December 31, 2018, the Fund had significant investments in information technology companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBERSECURITY COMPANIES RISK. Cybersecurity companies are companies that provide products and services intended to protect the integrity of data and network operations for private and public networks, computers and mobile devices. Like other technology and industrials companies, cybersecurity companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. These companies may also be smaller and less experienced companies, with limited product lines, markets, qualified personnel or financial resources.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may

First Trust Nasdaq Cybersecurity ETF (CIBR)
involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

First Trust Nasdaq Cybersecurity ETF (CIBR)
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

First Trust Nasdaq Cybersecurity ETF (CIBR)
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and a broad-based market index and a specialized market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Nasdaq Cybersecurity ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
14.97%	September 30, 2016	-17.59%	December 31, 2018
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	Since Inception	Inception Date
Return Before Taxes	1.92%	5.19%	7/6/2015
Return After Taxes on Distributions	1.82%	4.96%
Return After Taxes on Distributions and Sale of Shares	1.14%	3.89%
Nasdaq CTA Cybersecurity IndexSM (reflects no deduction for fees, expenses or taxes)	2.48%	5.89%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	7.87%
S&P Composite 1500® Information Technology Index (reflects no deduction for fees, expenses or taxes)	-0.75%	14.96%

First Trust Nasdaq Cybersecurity ETF (CIBR)
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2015, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust NASDAQ Global Auto Index Fund (CARZ)
Investment Objective
The First Trust NASDAQ Global Auto Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ OMX Global Auto IndexSM (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and was developed by Nasdaq, Inc. (the “Index Provider”). The Index Provider has contracted with Standard & Poor’s Dow Jones Indices to calculate and maintain the Index.
The Index is designed to track the performance of the largest and most liquid companies engaged in the manufacturing of automobiles. To be eligible for inclusion in the Index, a security must be issued by a company classified as an "Automobile Manufacturer" by the Industry Classification Benchmark. In addition, a security must be listed on an index-eligible global stock

First Trust NASDAQ Global Auto Index Fund (CARZ)
exchange, have a minimum float-adjusted market capitalization of $500 million and a minimum three-month average daily dollar trading volume of $1 million. The Index Provider evaluates the Index components annually in June of each year for eligibility.
The Index uses a modified market-capitalization weighting methodology. Each time the Index rebalances, security weights are adjusted so that the maximum weight of any security does not exceed 8% and no more than five securities have a weight of 8%. The excess weight of any capped security is distributed proportionally across the other securities. If after this redistribution any of the five highest ranked securities are weighted below 8%, these securities are not capped. Next, any remaining securities with a weight in excess of 4% are capped at 4% and the excess weight is redistributed proportionally across the remaining securities.
The Index is rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Index was comprised of 34 securities from 11 countries, including Germany, Japan and the United States. As of December 31, 2018, the Fund had significant investments in consumer discretionary companies, Japanese issuers and European issuers.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
AUTOMOTIVE COMPANIES RISK. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A

First Trust NASDAQ Global Auto Index Fund (CARZ)
concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

First Trust NASDAQ Global Auto Index Fund (CARZ)
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
JAPAN RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000, Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japanese markets overall and may negatively affect the Fund’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the U.S. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Additionally, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Japan’s economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact the Fund’s investments.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage

First Trust NASDAQ Global Auto Index Fund (CARZ)
of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and a broad-based market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.

First Trust NASDAQ Global Auto Index Fund (CARZ)
First Trust NASDAQ Global Auto Index Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
21.73%	March 31, 2012	-14.57%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	-23.37%	-2.37%	2.35%	5/9/2011
Return After Taxes on Distributions	-24.15%	-3.25%	1.64%
Return After Taxes on Distributions and Sale of Shares	-13.78%	-2.13%	1.52%
NASDAQ OMX Global Auto IndexSM (reflects no deduction for fees, expenses or taxes)	-22.93%	-1.62%	3.27%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-8.71%	4.56%	6.55%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)

First Trust NASDAQ Global Auto Index Fund (CARZ)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Nasdaq Smartphone Index Fund (FONE)
Investment Objective
The First Trust Nasdaq Smartphone Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq CTA Smartphone IndexSM (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned, calculated and maintained by Nasdaq, Inc. (the “Index Provider”). The Index Provider and the Consumer Technology Association (“CTA”) have jointly developed the eligibility and selection criteria and rules for the Index.
The Index is designed to track the performance of companies engaged in the smartphone segment of the telecommunications and technology sectors, as classified by CTA. This includes companies primarily involved in the building, design and distribution of handsets, hardware, software and mobile networks associated with the development, sale and usage of smartphones. CTA defines a “smartphone” as a wireless, mobile communication device offering advanced capabilities and functionalities, including

First Trust Nasdaq Smartphone Index Fund (FONE)
web access, through the use of an identifiable operating system. To be eligible for inclusion in the Index, a security must be issued by a company classified as a "smartphone" company by CTA. In addition, a security must be listed on an index-eligible global stock exchange, have a minimum market capitalization of $250 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20%. The Index Provider evaluates the Index components semi-annually in March and September of each year for eligibility.
The Index uses a modified equal dollar weighting methodology. CTA classifies eligible “smartphone companies” as "handset" companies, "software applications/hardware components" companies or "provider" companies. Handset companies are those companies primarily engaged in the manufacturing of wireless equipment, specifically of smartphones. Software applications/hardware components companies are those companies primarily engaged in the support of smartphones through the creation of operating systems, processor chips, network hardware and software, and other elements to support the operations of smartphones. Provider companies are those companies engaged in providing the wireless network access for use by smartphones. Securities comprising the Index sub-classified as "handsets" and "software applications/hardware components" are each given a collective weight of 45% and securities classified as "providers" are given a collective weight of 10%. Securities within each sub-classification are equally weighted.
The Index is rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Index was composed of 54 securities. As of December 31, 2018, the Fund had significant investments in information technology companies and Asian issuers.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

First Trust Nasdaq Smartphone Index Fund (FONE)
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares.

First Trust Nasdaq Smartphone Index Fund (FONE)
Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
SMARTPHONE COMPANIES RISK. Smartphone companies are characterized by intense competition and new market entrants, which could negatively impact profit margins and overall revenues of the companies involved in the industry. Smartphone companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Smartphone companies are affected by high and continuing costs of research and development due to quickly evolving technologies. Smartphone companies are often reliant upon the relationships with third-parties, which can be unpredictable.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition,

First Trust Nasdaq Smartphone Index Fund (FONE)
trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index, a broad-based market and a specialized market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Nasdaq Smartphone Index Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
15.83%	March 31, 2012	-17.69%	June 30, 2012
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust Nasdaq Smartphone Index Fund (FONE)
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	-16.81%	6.49%	5.89%	2/17/2011
Return After Taxes on Distributions	-17.19%	5.92%	5.37%
Return After Taxes on Distributions and Sale of Shares	-9.92%	4.82%	4.41%
Nasdaq CTA Smartphone IndexSM (reflects no deduction for fees, expenses or taxes)	-16.23%	7.39%	6.81%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-8.71%	4.56%	6.39%
MSCI All Country World Information Technology Index (reflects no deduction for fees, expenses or taxes)	-5.81%	12.24%	11.35%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust STOXX® European Select Dividend Index Fund (FDD)
Investment Objective
The First Trust STOXX® European Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the STOXX® Europe Select Dividend 30 Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.57%
Fee Waiver and Expense Reimbursement(1)	0.00%
Net Annual Fund Operating Expenses	0.57%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the “Expense Cap”) at least through January 31, 2020. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by the Fund’s investment advisor. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after January 31, 2020 upon 60 days’ written notice.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes that the Fund’s investment advisor’s agreement to waive fees and/or pay the Fund’s expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following January 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$58	$183	$319	$714
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

First Trust STOXX® European Select Dividend Index Fund (FDD)
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is compiled and maintained by STOXX Limited (the “Index Provider”).
The Index consists of 30 high dividend-yielding securities selected from the STOXX® Europe 600 Index (the “Base Index”). The Base Index is designed to provide broad representation of small, mid and large capitalization European companies, including companies from Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Only dividend-paying companies in the Base Index (including secondary lines of equity capital in those companies) are considered for inclusion in the Index. In addition, a security must be issued by a company with a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less.
Each eligible company is assigned an "outperformance factor" score which is calculated by dividing the company's net dividend yield by the net dividend yield of an index that measures the performance of companies from the eligible company's country. Initially, the securities with the 30 best scores are included in the Index and weighted according to their net dividend yield. An existing Index component is not removed so long as its score places it within the top 60 of eligible companies. In the event a company is removed from the Index, the highest ranked non-component companies are added to the Index until the component count is 30. Security weights are capped at 15%.
The Index is rebalanced and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2018, the Fund had significant investments in financial companies, utilities companies, U.K. issuers and European issuers.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers,

First Trust STOXX® European Select Dividend Index Fund (FDD)
such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DIVIDENDS RISK. The Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
FINANCIAL COMPANIES RISK. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index

First Trust STOXX® European Select Dividend Index Fund (FDD)
constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition,

First Trust STOXX® European Select Dividend Index Fund (FDD)
trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
UNITED KINGDOM RISK. The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union (“EU”), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. The United Kingdom formally notified the European Council of its intention to withdraw from the EU on March 29, 2017, and it is expected that the United Kingdom’s exit from the EU will take place within two years of that date. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
UTILITIES COMPANIES RISK. Utilities companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utilities companies.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad-based market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust STOXX® European Select Dividend Index Fund
Calendar Year Total Returns as of 12/31

First Trust STOXX® European Select Dividend Index Fund (FDD)
During the periods shown in the chart above:
Best Quarter		Worst Quarter
27.30%	June 30, 2009	-30.31%	December 31, 2008
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	-8.83%	1.48%	5.59%	-3.49%	8/27/2007
Return After Taxes on Distributions	-10.49%	-0.26%	3.81%	-5.16%
Return After Taxes on Distributions and Sale of Shares	-5.14%	0.37%	3.64%	-3.16%
STOXX® Europe Select Dividend 30 Index (reflects no deduction for fees, expenses or taxes)	-8.93%	1.74%	6.09%	-3.08%
STOXX® Europe 600 Index (reflects no deduction for fees, expenses or taxes)	-15.05%	-0.44%	6.46%	0.49%
MSCI Europe Index (reflects no deduction for fees, expenses or taxes)	-14.86%	-0.61%	6.15%	0.26%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in

First Trust STOXX® European Select Dividend Index Fund (FDD)
certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information on the Funds' Investment Objectives and Strategies
Each Fund is a series of First Trust Exchange-Traded Fund II and is regulated as an “investment company” under the 1940 Act. Each Fund operates as an index fund and is not actively managed by First Trust. As such, each Fund’s investment objective is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of its Index. In seeking to achieve this objective, each Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise its Index.
FTSE International Limited serves as the index provider for the index tracked by the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. Indxx, LLC serves as the index provider for the indices tracked by the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources Income ETF. IPOX serves as the index provider for the index tracked by the First Trust International Equity Opportunities ETF. Nasdaq, Inc. serves as the index provider for the indices tracked by the First Trust BICK Index Fund, First Trust Cloud Computing ETF, First Trust Global Engineering and Construction ETF and First Trust Global Wind Energy ETF. Nasdaq, Inc. and Clean Edge, Inc. serve as the index provider for the indices tracked by the First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund, First Trust Nasdaq Cybersecurity ETF, First Trust NASDAQ Global Auto Index Fund and First Trust Nasdaq Smartphone Index Fund. S&P Dow Jones Indices LLC serves as the index provider for the index tracked by the First Trust Dow Jones Global Select Dividend Index Fund. STOXX Limited serves as the index provider for the index tracked by the First Trust STOXX European Select Dividend Index Fund. FTSE International Limited, Indxx, LLC, IPOX, Nasdaq, Inc., Clean Edge, Inc., S&P Dow Jones Indices LLC and STOXX Limited may individually be referred to throughout this prospectus as an “Index Provider” and collectively as the “Index Providers.”
Each Fund will generally employ a full replication strategy, meaning that it will normally invest in all of the securities comprising its Index in proportion to their weightings in the Index. However, under various circumstances, full replication of the Index may not be possible or practicable. In those circumstances, a Fund may purchase a sample of securities in its Index. There may also be instances in which First Trust may choose to overweight certain securities in an Index, purchase securities not in an Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or derivative instruments or utilize various combinations of the above techniques in seeking to track an Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.
Each Fund’s investment objective, its 90% investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice to shareholders. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information (“SAI”) under “Investment Objective and Policies.”
While it is not expected that the Funds will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. Each Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Dow Jones Global Select Dividend IndexSM
The Dow Jones Global Select Dividend IndexSM is an indicated annual dividend yield weighted index of the top 100 highest-yielding stocks selected from the developed-market portion of the Dow Jones World Index. The Index is rebalanced and reconstituted annually in December.
FTSE EPRA/NAREIT Developed Index
The FTSE EPRA/NAREIT Developed Index is a free float adjusted market capitalization weighted index that tracks the performance of listed real estate companies or real estate investment trusts (“REITs”) in North America, Europe and Asia. The Index is rebalanced and reconstituted quarterly in March, June, September and December.
Indxx Global Agriculture Index
The Indxx Global Agriculture Index is a market capitalization weighted index that measures the performance of companies which are directly or indirectly engaged in improving agricultural yields. The Index is reconstituted annually in March and rebalanced quarterly in March, June, September and December.

Indxx Global Natural Resources Income Index
The Indxx Global Natural Resources Income Index is a free float adjusted market capitalization weighted index that measures the market performance of the 50 highest dividend yielding companies involved in the upstream segment of the natural resources sector. The Index is reconstituted annually in June and rebalanced quarterly in March, June, September and December.
IPOX International Index
The IPOX International Index is a market capitalization weighted index that measures the performance of the 50 largest non-U.S. companies, including those domiciled in emerging market countries, within the IPOX Global Composite Index. The Index is rebalanced and reconstituted quarterly in March, June, September and December.
ISE BICKTM Index
The ISE BICKTM Index is an equal weighted index that tracks the largest and most liquid public companies domiciled in Brazil, India, China (including Hong Kong) and South Korea. The Index is rebalanced and reconstituted quarterly in March, June, September and December.
ISE Clean Edge Global Wind EnergyTM Index
The ISE Clean Edge Global Wind EnergyTM Index is a modified market capitalization weighted index that tracks public companies throughout the world which are active in the wind energy industry. The Index is rebalanced and reconstituted semi-annually in March and September.
ISE Cloud ComputingTM Index
The ISE Cloud ComputingTM Index is a modified market capitalization weighted index that tracks companies which are actively involved in the cloud computing industry. The Index is rebalanced and reconstituted semi-annually in June and December.
ISE Global Engineering and ConstructionTM Index
The ISE Global Engineering and ConstructionTM Index is a modified market capitalization weighted index that tracks public companies throughout the world which are active in the engineering and construction industries. The Index is rebalanced and reconstituted semi-annually in June and December.
Nasdaq CTA Cybersecurity IndexSM
The Nasdaq CTA Cybersecurity IndexSM is a modified liquidity weighted index that tracks the performance of companies engaged in the cybersecurity segment of the technology and industrial sectors. The Index is reconstituted semi-annually in March and September and is rebalanced quarterly in March, June, September and December.
Nasdaq CTA Smartphone IndexSM
The Nasdaq CTA Smartphone IndexSM is a modified equal dollar weighting index that tracks the performance of companies engaged in the smartphone segment of the telecom and technology sectors. The Index is reconstituted semi-annually in March and September and rebalanced quarterly in March, June, September and December.
NASDAQ OMX Global Auto IndexSM
The NASDAQ OMX Global Auto IndexSM is a modified market capitalization weighted index that tracks the performance of the largest and most liquid companies engaged in manufacturing automobiles. The Index is reconstituted annually in June and rebalanced quarterly in March, June, September and December.
NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM
The NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM is a float adjusted modified market capitalization weighted index that measures the performance of common stocks in the grid and electric energy infrastructure sectors. The Index is reconstituted semi-annually in March and September and rebalanced quarterly in March, June, September and December.
STOXX® Europe Select Dividend 30 Index
The STOXX® Europe Select Dividend 30 Index is a dividend weighted index of 30 high dividend-yielding securities selected from the STOXX Europe 600 Index, which covers 17 European countries. The Index is rebalanced and reconstituted annually in March.

More information regarding each Index, including additional detail on the Index methodology, may be found on an Index Provider’s website. Neither the Fund, the Board, First Trust, or any of their affiliates, are responsible for the information set forth on an Index Provider’s website. Information from an Index Provider’s website and any other information not expressly included in this prospectus is not incorporated by reference in, and should not be considered part of, this prospectus.
Fund Investments
Principal Investments
Equity Securities
The Funds invest in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.
Non-Principal Investments
Cash Equivalents and Short-Term Investments
Normally, a Fund invests substantially all of its assets to meet its investment objective. Each Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of a Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, a Fund may depart from its principal investment strategy and invest part or all of its assets in these securities or it may hold cash. During such periods, such Fund may not be able to achieve its investment objective. A Fund may adopt a defensive strategy when its portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short term investments, see the SAI.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is included in the Funds’ SAI, which is available on the Funds’ website at www.ftportfolios.com.
Additional Risks of Investing in the Funds
Risk is inherent in all investing. Investing in a Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal risks set forth below in this prospectus.
Principal Risks
AGRICULTURE COMPANIES RISK. Certain Funds invest significantly in agriculture companies. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact a Fund's investments. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting agriculture companies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence agriculture company profitability, the planting/raising of certain crops/livestock versus other uses of resources, the location and size of crop and livestock production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, companies in the agriculture sector must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of such companies. In addition, agriculture companies may be significantly affected by adverse weather, pollution and/or disease which could limit or halt production.
ASIA RISK. Certain Funds invest significantly in the securities of Asian issuers. Such investments subject a Fund to certain risks associated specifically with investments in securities of Asian issuers, including distinct legal, regulatory, political and economic risks. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of a Fund’s securities or on economic conditions generally. Issuers in Asia may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies and if their securities are not listed on a U.S. exchange, they may not be subject to the same corporate governance standards as U.S. issuers. In addition, satisfactory custodial services for investment securities may not be available in some Asia countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A limited number of institutions act as authorized participants for a Fund. Although participants are not obligated to make a market in a Fund’s shares or submit purchase and redemption orders for correction units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, a Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
AUTOMOTIVE COMPANIES RISK. Certain Funds invest significantly in automotive companies. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.
BRAZIL RISK. Certain Funds invest significantly in the securities of Brazilian issuers. The investment in securities of Brazilian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, a high level of price volatility in the Brazilian equity and currency markets, chronic structural public sector deficits, a rising unemployment rate and disparities of wealth. Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and potential future governmental measures seeking to maintain the value of the real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a Fund's investments. The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil’s economy. The Brazilian government’s actions to control inflation and affect other economic policies have involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil. In the past, the Brazilian government has maintained domestic price controls, and no assurances can be given that price controls will not be re-imposed in the future. Investments in Brazilian securities may also be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil’s foreign currency reserves, the size of Brazil’s debt service burden relative to the economy as a whole, and political constraints to which Brazil may be subject. There can be no assurance that the Brazilian government will not impose restrictions or restrictive exchange control policies in the future, which could have the effect of preventing or restricting access to foreign currency. The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crises in neighboring emerging market countries also may increase investors’ risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a Fund may invest.
CHINA RISK. Certain Funds invest significantly in the securities of Chinese issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.
CLOUD COMPUTING COMPANIES RISK. Certain Funds invest significantly in cloud computing companies. Cloud computing companies include companies that provide remote computation, software, data access and storage services. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by cloud computing companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. In addition, the business models employed by the companies in the cloud computing industry may not prove to be successful.
COMMUNICATION SERVICES COMPANIES RISK. Certain Funds invest significantly in communication services companies. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Communication services companies also rely on the use of intellectual property such as patents, copyrights and trademarks owned internationally or licensed through third-parties. Legal check-ups or claims regarding infringement of intellectual property could cause an adverse effect on the reputation of the company. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
CONCENTRATION RISK. To the extent that a Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development that affected a particular asset class, region or industry may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater volatility and market risk than a fund that is not so concentrated.

CONSUMER DISCRETIONARY COMPANIES RISK. Certain Funds invest significantly in consumer discretionary companies. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Consumer discretionary companies may also be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace. Consumer discretionary companies have historically been characterized as relatively cyclical and therefore more volatile in times of change.
CURRENCY RISK. Certain Funds invest in securities denominated in a non-U.S. currency. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. A Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Changes in currency exchange rates may affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of a Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in a Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by current fluctuations.
CYBERSECURITY COMPANIES RISK. Certain Funds invest significantly in cybersecurity companies. Cybersecurity companies are companies that provide products and services intended to protect the integrity of data and network operations for private and public networks, computers and mobile devices. Like other technology and industrials companies, cybersecurity companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. These companies may also be smaller and less experienced companies, with limited product lines, markets, qualified personnel or financial resources.
CYBER SECURITY RISK. The Funds are susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of security issuers, the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with a Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of a Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by a Fund in order to resolve or prevent cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds, issuers in which the Funds invest, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Funds and their shareholders could be negatively impacted as a result.
DEPOSITARY RECEIPTS RISK. Certain Funds invest in depositary receipts. Depository receipts are securities issued by a bank or trust company reflecting ownership of underlying securities issued by a foreign company. An investment in depositary receipts involves further risks due to certain unique features. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer’s board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a non-resident to trade the shares and to reconvert the shares to depositary receipts. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
DIVIDENDS RISK. Certain Funds invest in dividend-paying securities. A Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future especially if the companies are facing an economic downturn.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed market countries. Moreover, emerging market countries often have less uniformity in accounting and reporting requirements, unsettled securities laws, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging market countries often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. and other developed market countries. In addition, significant delays may occur in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities. Investing in emerging market countries involves a higher risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested by certain emerging market countries. Enforcing legal rights may be made difficult, costly and slow in emerging markets as there may be additional problems enforcing claims against non-U.S. governments.
ENERGY COMPANIES RISK. Certain Funds invest significantly in energy companies. The success of energy companies may be cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, among other things, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies may also operate in, or engage in transactions involving, countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.

ENGINEERING AND CONSTRUCTION COMPANIES RISK. Certain Funds invest significantly in engineering and construction companies. Engineering and construction companies may be significantly affected by changes in demand for their specific products or services, government spending, zoning laws, general economic conditions, interest rates, commodity prices, consumer confidence and spending, taxation, demographic patterns, real estate values, labor relations and government regulations. Such companies are also at risk from technical obsolescence and delays in modernization. Certain engineering and construction companies may also be significantly affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes, tornadoes and terrorist acts.
EQUITY SECURITIES RISK. The value of a Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Additionally, holders of an issuer's common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
EUROPE RISK. Certain Funds invest significantly in the securities of European issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, such Funds are subject to certain risks associated specifically with investments in securities of European issuers. Political or economic disruptions in European countries, even in countries in which a Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the EU, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole, such as by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
FINANCIAL COMPANIES RISK. Certain Funds invest significantly in financial companies. Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Financial companies are also a target for cyber attacks and may experience technology malfunctions and disruptions as a result.
GERMANY RISK. Certain Funds invest significantly in the securities of German issuers. The German economy is dependent to a significant extent on the economies of certain key trading partners, including the United States, France, Italy and other European countries. Reduction in spending on German products and services, or changes in any of the economies may have an adverse impact on the German economy. In addition, heavy regulation of labor and product markets in Germany may have an adverse effect on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession. Concerns regarding the economic health of the EU have led to tremendous downward pressure on certain financial institutions, including German financial services companies. Secessionist movements, such as the Catalan movement in Spain, may have an adverse effect on the German economy. Recent developments in relations between the United States and its trading partners have heightened concerns of increased tariffs and restrictions on trade between the countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Germany's export industry and a commensurately negative impact on the Fund.
GLOBAL NATURAL RESOURCES RISK. Certain Funds invest significantly in global natural resources companies. Investments in global natural resources companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-U.S. securities are subject may also affect the U.S. companies in which a Fund invests such companies have significant operations or investments outside of the United States. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both U.S. and non-U.S.) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by global natural resources companies.
INDEX CONSTITUENT RISK. Each Fund may be a constituent of one or more indices or ETF models. As a result, a Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund’s shares. Inclusion in an index could increase demand for a Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, a Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
INDEX PROVIDER RISK. There is no assurance that an Index Provider will compile an Index accurately, or that an Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, an Index Provider may carry out an unscheduled rebalance of an Index or other modification of Index constituents or weightings. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose a Fund to additional tracking error risk. Index Providers do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in an Index, and it does not guarantee that an Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by a Fund and its shareholders. For example, during a period where an Index contains incorrect constituents, a Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. Index Providers rely on various sources of information to assess the criteria of issuers included in an Index, including information that may be based on assumptions and estimates. Neither a Fund nor First Trust can offer assurances that an Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INDIA RISK. Certain Funds invest significantly in the securities of Indian issuers. Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of a Fund’s assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. In addition, inflation in India remains at very high levels. High inflation may lead to the adoption of corrective measures designed to moderate growth, regulate prices of staples and other commodities and otherwise contain inflation. Such measures could inhibit economic activity in India. The securities market of India is characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance and substantially less liquidity than companies in more developed markets. The securities industry in India is also subject less governmental regulation than in other countries. Indian issuers are subject to less regulation and scrutiny with regard to financial reporting, accounting and auditing than U.S. companies. Therefore, information regarding Indian corporations may be less reliable and all material information may not be available. Certain restrictions on foreign investment may decrease the liquidity of a Fund’s portfolio or subject the Fund to higher transaction costs. Investments in Indian securities may also may be limited or prevented, at times, due to the limits on foreign ownership imposed by the RBI. The Indian government has exercised, and continues to exercise, significant influence over many aspects of the Indian economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect the prices and yields of securities in a Fund’s portfolio. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the U.S. economy, and therefore the Indian economy is more susceptible to adverse changes in weather. Furthermore, monsoons and other natural disasters in India and surrounding regions also can affect the value of a Fund’s investments.
INDUSTRIALS COMPANIES RISK. Certain Funds invest significantly in industrials companies. The value of securities issued by industrials companies may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. World events and changes in government regulations, import controls, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Industrials companies may be adversely affected by liability for environmental damage and product liability claims. Industrials companies may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Industrials companies, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by a Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
INFORMATION TECHNOLOGY COMPANIES RISK. Certain Funds invest significantly in information technology companies. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
INTERNET COMPANIES RISK. Certain Funds invest significantly in Internet companies. Internet companies are subject to rapid changes in technology, hacking or other cyber security events, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. Many Internet companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business.
IPO RISK. Certain Funds invest in shares recently issued by companies undergoing an IPO. Shares issued by such companies are often subject to extreme price volatility and speculative trading due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
JAPAN RISK. Certain Funds invest significantly in the securities of Japanese issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, such Funds are subject to certain risks associated specifically with investments in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector, relatively high unemployment and an aging workforce. Since 2000, Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japan’s markets overall and may negatively affect a Fund’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the United States. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Additionally, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Japan’s economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact a Fund’s investments.
MARKET MAKER RISK. The Funds face numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and the Fund’s market price. A Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns.
MATERIALS AND PROCESSING COMPANIES RISK. Certain Funds invest significantly in materials and processing companies. Materials and processing companies are involved in the extraction or processing of raw materials such as metals, ore and forestry products. Changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import controls, increased competition, depletion of resources, technical progress and labor relations, among other factors, may adversely affect materials and processing companies. These companies are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.
NON-CORRELATION RISK. A Fund’s return may not match the return of its Index for a number of reasons. A Fund incurs operating expenses not applicable to its Index and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, a Fund’s portfolio holdings may not exactly replicate the securities included in its Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. Certain Funds may be operated in a non-diversified manner. As a “non-diversified” fund, a Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent a Fund invests in a relatively small number of issuers due to the high percentage of the Fund’s assets invested in that security, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of a Fund’s shares may be more volatile than the values of shares of more diversified funds.

NON-U.S. SECURITIES RISK. Certain Funds invest in non-U.S. securities. An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other regional developments particular to a given country or region.
PASSIVE INVESTMENT RISK. The Funds are not actively managed. Each Fund invests in securities included in or representative of its Index regardless of investment merit. The Funds generally will not attempt to take defensive positions in declining markets. In the event that an Index is no longer calculated, the corresponding Index license is terminated or the identity or character of an Index is materially changed, the applicable Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of a Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of a Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained absent disruptions to the creation and redemption mechanism, extreme market volatility or potential lack of authorized participants.
REAL ESTATE COMPANIES RISK. Certain Funds invest significantly in real estate companies. Real estate companies include REITs and other companies involved in the operation and development of commercial, residential and industrial real estate. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. The performance of real estate companies has historically been cyclical and particularly sensitive to the overall economy and market changes, including declines in the value of real estate or, conversely, saturation of the real estate market, economic downturns and defaults by borrowers or tenants during such periods, increases in competition, possible lack of mortgage funds or other limits to accessing the credit or capital markets, and changes in interest rates.
REIT RISK. Certain Funds invest in REITs. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. Additionally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act, failure to satisfy the requirements of the Internal Revenue Code of 1986 for maintaining REIT status and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility for a REIT’s shares. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

SMALL FUND RISK. Certain Funds currently have fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact a Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If a Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. Certain Funds invest in the securities of small and/or mid capitalization companies. The stock price of small and/or mid capitalization companies may be more volatile than those of larger companies and therefore a Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of small and/or mid capitalization companies are also generally more vulnerable than those of large capitalization companies to adverse business and economic developments. Securities of small and/or mid capitalization companies may be thinly traded, making it difficult for a Fund to buy and sell them. In addition, small and/or mid capitalization companies are typically less financially stable than larger, more established companies and may reinvest a high proportion of their earnings in their business and may not pay dividends. Small and/or mid capitalization companies may also depend on a small number of essential personnel who may also be less experienced than the management of larger companies, making these companies more vulnerable to experiencing adverse effects due to the loss or inexperience of personnel. Small and/or mid capitalization companies also normally have less diverse product lines than those of large capitalization companies and are more susceptible to adverse developments concerning their products.
SMART GRID COMPANIES RISK. Certain Funds invest significantly in smart grid companies. Smart grid companies are affected by general business conditions as well as conditions within the communication services, industrial, information technology and utilities sectors. Smart grid companies can also be negatively affected by high costs of research and development, high capital requirements for implementation, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown including surplus capacity, government budgetary constraints and other factors. Additionally, smart grid companies may be subject to regulation by various governmental authorities and also may be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other issues and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Smart grid companies are often reliant upon contracts with government and commercial customers which may expire from time to time. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts. In general, smart grid companies may have a limited ability to quickly transform their businesses in order to implement new technologies.
SMARTPHONE COMPANIES RISK. Certain Funds invest significantly in smartphone companies. Smartphone companies are characterized by intense competition and new market entrants, which could negatively impact profit margins and overall revenues of the companies involved in the industry. Smartphone companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Smartphone companies are affected by high and continuing costs of research and development due to quickly evolving technologies. Smartphone companies are often reliant upon the relationships with third-parties, which can be unpredictable.
SOUTH KOREA RISK. Certain Funds invest significantly in the securities of South Korean issuers. The Fund is subject to certain risks specifically associated with investments in the securities of South Korean issuers. Substantial political tensions exist between North Korea and South Korea. Escalated tensions involving the two nations and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports, especially to other Asian countries and the U.S., and disruptions or decreases in trade activity could lead to further declines. The South Korean economy’s dependence on the economies of Asia and the U.S. mean that a reduction in spending by these economies on South Korean products and services or negative changes in any of these economies may cause an adverse impact on the South Korean economy and therefore, on a Fund’s investments. In addition, South Korea is located in a part of the world that has historically been prone to natural disasters such as earthquakes, hurricanes or tsunamis, and is economically sensitive to environmental events. Any such event may adversely impact South Korea’s economy or business operations of companies in South Korea. South Korea has privatized, or has begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur.
TIMBER COMPANIES RISK. Certain Funds invest significantly in timber companies. Timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, timber companies may harvest less timber than expected. Timber companies are subject to many federal, state and local environmental and health and safety laws and regulations. In addition, rising interest rates and general economic conditions may affect the demand for timber products.
TRADING ISSUES RISK. Although the shares of the Funds are listed for trading on an Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on an Exchange may be halted due to market conditions or for reasons that, in the view of an Exchange, make trading in shares inadvisable. In addition, trading in shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to an Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in a Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in a Fund’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. A Fund may have difficulty maintaining its listing on an Exchange in the event a Fund’s assets are small or the Fund does not have enough shareholders.
UNITED KINGDOM RISK. Certain Funds invest significantly in the securities of U.K. issuers. The U.K.’s economy relies heavily on the export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the U.K.’s economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against U.K. interests may cause uncertainty in the U.K.’s financial markets and adversely affect the performance of the issuers to which a Fund has exposure. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, may have an adverse effect on the U.K. economy. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU (“Brexit”). The referendum may introduce significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. The outcome of negotiations remains uncertain. U.K. businesses are increasingly preparing for a disorderly Brexit, and the consequences for European and U.K. businesses could be severe. A Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the United Kingdom and EU is defined and the United Kingdom determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which a Fund has exposure and any other assets that a Fund invests in. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the United Kingdom and Europe, but possibly worldwide. The United Kingdom may be less stable than it has been in recent years, and investments in the United Kingdom may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the United Kingdom seeks to negotiate its long-term exit from the EU.
UTILITIES COMPANIES RISK. Certain Funds invest significantly in utilities companies. Utilities companies include companies producing or providing gas, electricity or water. The risks inherent in the utilities sector include a variety of factors that may adversely affect the business or operations of utilities companies, including: high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utilities services; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies. Some utilities companies also face risks associated with the effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations: the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; potential impacts of terrorist activities on the utilities industry and its customers; and the impact of natural or man-made disasters. Utilities companies may also be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Deregulation is subjecting utilities companies to greater competition and may adversely affect profitability. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities companies may engage in riskier ventures. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utilities company.
WATER COMPANIES RISK. Certain Funds invest significantly in water companies. Water companies can be significantly affected by the availability of water, the level of rainfall and the occurrence of other climatic and environmental events, changes in water consumption and water conservation. Water companies may also be negatively affected by changes in governmental regulation and spending, technological advances and increases in inflation, interest rates or the cost of raw materials. Water companies may be subject to liability for environmental damage, depletion of resources, conflicts with local communities over water rights and mandated expenditures for safety and pollution control.
WIND ENERGY COMPANIES RISK. Certain Funds invest significantly in wind energy companies. Wind energy companies can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Such companies may also be highly dependent on government subsidies and contracts with government entities and may be negatively affected if such subsidies and contracts become unavailable. They are also susceptible to fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation efforts, the success of exploration projects and tax and other government regulations. Wind energy companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.
Non-Principal Risks
BORROWING AND LEVERAGE RISK. If a Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, a Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
CASH TRANSACTIONS RISK. The Funds may, under certain circumstances, effect a portion of their creations and redemptions for cash rather than in-kind. As a result, an investment in such a Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by a Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Funds intend to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of a Fund’s shares than for ETFs that distribute portfolio securities in-kind.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If, in any year, a Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If a Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders. For additional information, please see the section entitled “Federal Tax Matters.”

INTELLECTUAL PROPERTY RISK. Each Fund relies on a license and related sublicense that permits a Fund to use its Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the Fund’s name and investment strategies. Such license and related sublicense may be terminated by the Index Provider, and, as a result, a Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property for use by a Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of a Fund.
INTERNATIONAL CLOSED MARKET TRADING RISK. Because securities held by a Fund trade on non-U.S. exchanges that are closed when a Fund’s primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market), resulting in premiums or discounts to a Fund’s net asset value that may be greater than those experienced by other exchange-traded funds. However, because shares can be created and redeemed in Creation Units at a Fund’s net asset value, it is not expected that large discounts or premiums to the net asset value of a Fund will be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value).
ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which a Fund invests. In addition, litigation regarding any of the issuers of the securities owned by a Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause a Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.
OPERATIONAL RISK. Each Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Funds and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Fund Organization
Each Fund is a series of the Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objective(s) and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, custodian and fund administrative and accounting agent.
Management of the Funds
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio and certain other services necessary for the management of the portfolios.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.
First Trust serves as advisor or sub-advisor for seven mutual fund portfolios, 10 exchange-traded funds consisting of 141 series and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of each Fund.
There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of the Investment Committee. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Stan Ueland and Chris A. Peterson.

•	Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of each Fund’s investment strategy. Mr. Lindquist was a Senior Vice President of First Trust and FTP from September 2005 to July 2012 and is now a Managing Director of First Trust and FTP.
•	Mr. Erickson joined First Trust in 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.
•	Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust’s general investment philosophy. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012.
•	Mr. Testin is a Senior Vice President of First Trust and FTP. Mr. Testin is the head of First Trust’s Portfolio Management Group. Mr. Testin has been a Senior Vice President of First Trust and FTP since November 2003.
•	Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.
•	Mr. Peterson is a Senior Vice President and head of First Trust’s strategy research group. He joined First Trust in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 20 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.
For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' SAI. Additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of shares of the Funds is provided in the SAI.
Management Fee
Pursuant to an investment management agreement (the “Unitary Fee Investment Management Agreement”) between First Trust and the Trust, on behalf of First Trust BICK Index Fund, First Trust Cloud Computing ETF, First Trust Indxx Global Agriculture ETF, First Trust Indxx Global Natural Resources Income ETF, First Trust International Equity Opportunities ETF, First Trust Nasdaq Cybersecurity ETF, First Trust Nasdaq Smartphone Index Fund and First Trust NASDAQ Global Auto Index Fund (the “Unitary Fee Funds”), First Trust manages each Unitary Fee Fund's assets. First Trust is paid an annual unitary management fee of each Fund’s average daily net assets at the rate set forth in the table below and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding fee payments under the Unitary Fee Investment Management Agreement, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Fund	% of Daily Net Assets
First Trust BICK Index Fund	0.64%
First Trust Cloud Computing ETF	0.60%
First Trust Indxx Global Agriculture ETF	0.70%
First Trust Indxx Global Natural Resources Income ETF	0.70%
First Trust International Equity Opportunities ETF	0.70%
First Trust Nasdaq Cybersecurity ETF	0.60%
First Trust NASDAQ Global Auto Index Fund	0.70%
First Trust Nasdaq Smartphone Index Fund	0.70%
Pursuant to a separate investment management agreement (the “Expense Cap Investment Management Agreement”) between First Trust and the Trust, on behalf of First Trust Dow Jones Global Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Global Engineering and Construction ETF, First Trust Global Wind Energy ETF, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund and First Trust STOXX® European Select Dividend

Index Fund (the “Expense Cap Funds”), First Trust manages each Expense Cap Fund's assets. First Trust is paid an annual management fee of 0.40% of each Fund’s average daily net assets. Additionally, First Trust and the Trust, on behalf of the Expense Cap Funds, have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement (the “Recovery Agreement”) pursuant to which First Trust has agreed to waive fees and/or pay fund expenses to the extent necessary to prevent the annual operating expenses of each such Expense Cap Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding the percentage of average daily net assets per year set forth below (the “Expense Cap”) at least through January 31, 2020 (the “Expense Cap Termination Date”).
Fund	Expense Cap
First Trust Dow Jones Global Select Dividend Index Fund	0.60%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	0.60%
First Trust Global Engineering and Construction ETF	0.70%
First Trust Global Wind Energy ETF	0.60%
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	0.70%
First Trust STOXX® European Select Dividend Index Fund	0.60%
Each Expense Cap Fund is responsible for all of its expenses, including management fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses related to the execution of portfolio transactions, paying for its sublicensing fees related to the Fund’s Index, any distribution fees or expenses, and extraordinary expenses. Pursuant to the Recovery Agreement, expenses borne and fees waived by First Trust are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. The Unitary Fee Funds are not a party to the Recovery Agreement and are therefore not subject to an Expense Cap.
The table below sets forth the annual management fee that First Trust may receive from each Fund. The table also sets forth the amounts paid by the Funds to First Trust for the fiscal year ended September 30, 2018 (net of fee waivers and/or expense reimbursements, as applicable) as a percentage of average daily net assets.
Fund	Annual Management Fee (% of average daily net assets)	Annual Expense Cap (% of average daily net assets)	Expense Cap Termination Date	Management Fee Paid for the Year Ended 9/30/2018 (% of average daily net assets)
First Trust BICK Index Fund	0.64%	N/A	N/A	0.64%
First Trust Cloud Computing ETF	0.60%	N/A	N/A	0.60%
First Trust Dow Jones Global Select Dividend Index Fund	0.40%	0.60%	January 31, 2020	0.40%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	0.40%	0.60%	January 31, 2020	0.25%
First Trust Global Engineering and Construction ETF	0.40%	0.70%	January 31, 2020	0.22%
First Trust Global Wind Energy ETF	0.40%	0.60%	January 31, 2020	0.32%
First Trust Indxx Global Agriculture ETF	0.70%	N/A	N/A	0.70%
First Trust Indxx Global Natural Resources Income ETF	0.70%	N/A	N/A	0.70%
First Trust International Equity Opportunities ETF	0.70%	N/A	N/A	0.70%
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	0.40%	0.70%	January 31, 2020	0.36%
First Trust Nasdaq Cybersecurity ETF	0.60%	N/A	N/A	0.60%
First Trust NASDAQ Global Auto Index Fund	0.70%	N/A	N/A	0.70%
First Trust Nasdaq Smartphone Index Fund	0.70%	N/A	N/A	0.70%
First Trust STOXX® European Select Dividend Index Fund	0.40%	0.60%	January 31, 2020	0.40%

A discussion regarding the Board’s approval of the continuation of Investment Management Agreements is available in the Funds’ Annual Report to Shareholders for the year ended September 30, 2018.
How to Buy and Sell Shares
Most investors buy and sell shares of a Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.
For purposes of the 1940 Act, each Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) and 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with a Fund regarding the terms of any investment.
Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
Share Trading Prices
The trading price of shares of a Fund on the applicable Exchange is based on market price and may differ from such Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.
Information regarding the intra-day value of the shares of a Fund, also referred to as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout such Fund’s trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities or other assets and/or cash required to be deposited in exchange for a Creation Unit and includes any expenses of a Fund. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities or other assets held by a Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the net asset value per share of a Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. In addition, the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The IOPV is generally determined by using current market quotations. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange will be updated, using the last sale price, every 15 seconds throughout the trading day, provided that upon the closing of such non-U.S. exchange, the closing price of the security, after being converted to U.S. dollars, will be used. Furthermore, in calculating the IOPV of a Fund’s shares, exchange rates may be used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) that may differ from those used to calculate the net asset value per share of such Fund and consequently may result in differences between the net asset value and the IOPV. A Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV of shares of such Fund and such Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of the Funds' Shares
The Funds impose no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board considered that the Funds' shares can only be purchased and redeemed directly from the Funds in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Funds' shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Funds may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Funds' ability to achieve their investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Funds impose fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Funds, or otherwise not in the Funds' best interests.
Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid quarterly by each respective Fund. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
Each Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Distributions
The Funds’ distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of a Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gain tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain corporations may be reported by the Funds as being eligible for the dividends received deduction.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable income below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Some portion of your capital gain dividends may be attributable to the Fund’s interest in a master limited partnership which may be subject to a maximum marginal stated federal tax rate of 28%, rather than the rates set forth above. In addition, capital gain received from assets held for more than one year that is considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) is taxed at a maximum marginal stated federal tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 28% tax rate or the 25% tax rate, will be made based on rules prescribed by the United States Treasury. Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. Dividends from REITs and foreign corporations are qualifying dividends only in limited circumstances. Each Fund will provide notice to their shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Treatment of Fund Expenses
Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you.
Non-U.S. Tax Credit
Because the Funds may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes a Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes such Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.
Non-U.S. Investors
If you are a non-U.S. investor, distributions from the Funds treated as dividends will generally be subject to a U.S. withholding tax of 30% of the distribution. Certain dividends, such as capital gains dividends, short-term capital gains dividends, and distributions that are attributable to certain interest income may not be subject to U.S. withholding taxes. In addition, some non-U.S. investors may be eligible for a reduction or elimination of U.S. withholding taxes under a treaty. However, the qualification for those exclusions may not be known at the time of the distribution. Separately, the United States, pursuant to the Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% tax (the "FATCA Tax") on certain non-U.S. entities that receive U.S. source interest or dividends if the non-U.S. entity does not comply with certain U.S. disclosure and reporting requirements. The FATCA Tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.
Investments in Certain Non-U.S. Corporations
If a Fund holds an equity interest in any PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, a Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.
Distribution Plan
FTP serves as the distributor of Creation Units for the Funds on an agency basis. FTP does not maintain a secondary market in shares.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Funds do not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before January 31, 2020. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value
Each Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for trading. If the NYSE closes early on a valuation day, each Fund’s net asset value will be determined as of that time. Net asset value is calculated for a Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities (including accrued expenses and dividends declared but unpaid), and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.
Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or AIM, the securities are fair valued at the mean of their most recent bid and ask price on such day.
Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. For securities traded on an exchange that provides both an official closing price and a last sale price, the Advisor's Pricing Committee, at its discretion, shall determine to use either the last sale price or the official closing price, depending on which price reflects the appropriate market value. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or AIM, are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor’s Pricing Committee, at fair value. The use of fair value pricing by a Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the Funds' SAI for details.
Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of a Fund, the value of such Fund's securities may change on days when investors are not able to purchase or sell shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation. Any use of a different rate from the rates used by a Fund’s Index may adversely affect such Fund’s ability to track its Index.
Fund Service Providers
The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Funds. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds. First Trust serves as the fund reporting agent for the Funds.

Index Providers
The Indices are compiled by the Index Providers. The Index Providers are not affiliated with the Funds, FTP or First Trust. Each Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement by and among the Fund, Index Provider, First Trust and FTP, which in turn has a license agreement with the Index Provider. Each Index Provider, or its agent, also serves as the index calculation agent for each Index. The index calculation agent intends to calculate and disseminate the values of the Indices at least once every 15 seconds.
Disclaimers
First Trust does not guarantee the accuracy and/or the completeness of the Indices or any data included therein and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the shares of the Funds or any other person or entity from the use of the Indices or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indices, even if notified of the possibility of such damages.
First Trust BICK Index Fund
First Trust Cloud Computing ETF
First Trust Global Engineering and Construction ETF
First Trust Global Wind Energy ETF
First Trust Nasdaq Cybersecurity ETF
First Trust NASDAQ Global Auto Index Fund
First Trust Nasdaq Smartphone Index Fund
The ISE BICKTM Index, ISE Cloud Computing Index, ISE Global Engineering and Construction Index, ISE Global Wind Energy Index, Nasdaq CTA Cybersecurity IndexSM, NASDAQ Global Auto Index and Nasdaq CTA Smartphone IndexSM are determined, composed and calculated by Nasdaq, Inc. (the “Nasdaq Indices,” and the Funds that seek to track the Nasdaq Indices, the “Nasdaq Funds”) The Nasdaq Funds are not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq Funds. The Corporations make no representation or warranty, express or implied to the owners of the Nasdaq Funds or any member of the public regarding the advisability of investing in securities generally or in the Nasdaq Funds particularly, or the ability of the Nasdaq Indices to track general stock market performance. The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the Nasdaq Indices which are determined, composed and calculated by Nasdaq, Inc. without regard to First Trust or the Funds. Nasdaq, Inc. has no obligation to take the needs of First Trust or the owners of the Nasdaq Funds into consideration in determining, composing or calculating the Nasdaq Indices. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Nasdaq Funds to be issued or in the determination or calculation of the equation by which the Nasdaq Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Nasdaq Funds.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ INDICES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE NASDAQ FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ INDICES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

First Trust Dow Jones Global Select Dividend Index Fund
“Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC and is licensed for use by S&P Dow Jones Indices LLC and sublicensed for use by First Trust. The First Trust Dow Jones Global Select Dividend Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC or their affiliates or licensors (collectively, “S&P Dow Jones”). S&P Dow Jones makes no representation or warranty, express or implied, to the owners of the First Trust Dow Jones Global Select Dividend Index Fund or any member of the public regarding the advisability of trading in the First Trust Dow Jones Global Select Dividend Index Fund. S&P Dow Jones’ only relationship to First Trust with respect to the First Trust Dow Jones Global Select Dividend Index Fund is the licensing of the Index and certain related trademarks. The Dow Jones Global Select Dividend IndexSM is determined, composed and calculated by S&P Dow Jones without regard to First Trust or the First Trust Dow Jones Global Select Dividend Index Fund. S&P Dow Jones has no obligation to take the needs of First Trust or the owners of the First Trust Dow Jones Global Select Dividend Index Fund into consideration in determining, composing or calculating the Dow Jones Global Select Dividend IndexSM. S&P Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the First Trust Dow Jones Global Select Dividend Index Fund to be listed or in the determination or calculation of the equation by which the First Trust Dow Jones Global Select Dividend Index Fund is to be converted into cash. S&P Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the First Trust Dow Jones Global Select Dividend Index Fund.
S&P DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES GLOBAL SELECT DIVIDEND INDEXSM OR ANY DATA INCLUDED THEREIN AND S&P DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES GLOBAL SELECT DIVIDEND INDEXSM OR ANY DATA INCLUDED THEREIN. S&P DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES GLOBAL SELECT DIVIDEND INDEXSM OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES AND FIRST TRUST.
The Dow Jones Global Select Dividend IndexSM was launched on October 17, 2007. Estimated daily historical closing prices based on back-testing (i.e., calculations of how the Index might have performed in the past if it had existed) are available back to December 31, 1998, the date at which the base value of the Index was set. Backtested performance information is purely hypothetical and is solely for informational purposes. Backtested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. Past performance is not indicative of future results.
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
The shares of the First Trust FTSE EPRA/NAREIT Developed Market Real Estate Index Fund are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited or by the London Stock Exchange Plc (the “London Exchange”), The Financial Times Limited (“FT”), Euronext N.V. (“Euronext”), European Public Real Estate Association (“EPRA”) and National Association of Real Estate Investment Trusts (“NAREIT”) and neither FTSE, Euronext, London Exchange, FT, EPRA nor NAREIT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Index and/or the figure at which the FTSE EPRA/NAREIT Developed Index stands at any particular time on any particular day or otherwise. The FTSE EPRA/NAREIT Developed Index is compiled and calculated by FTSE. However, neither FTSE, Euronext, London Exchange, FT, EPRA nor NAREIT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE, Euronext, London Exchange, FT, EPRA or NAREIT shall be under any obligation to advise any person of any error therein.
“FTSE®” is a trade mark of the London Stock Exchange Group companies and is used by FTSE under license. “NAREIT®” is a trade mark of the National Association of Real Estate Investment Trusts. “EPRA®” is a trade mark of EPRA. All are used by FTSE under license. All intellectual property rights within the index values and constituent list vest in FTSE, Euronext, NAREIT and EPRA. First Trust has obtained full license from FTSE to use such intellectual property rights in the creation of this product.

First Trust Indxx Global Agriculture ETF
First Trust Indxx Global Natural Resources Income ETF
The First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF are not sponsored, endorsed, sold or promoted by Indxx, LLC. Indxx, LLC makes no representation or warranty, express or implied, to the owners of the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF or any member of the public regarding the advisability of trading in the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF. Indxx, LLC’s only relationship to First Trust is the licensing of certain trademarks and trade names of Indxx, LLC and of the Indxx Global Natural Resources Income Index and Indxx Global Agriculture Index which are determined, composed and calculated by Indxx, LLC without regard to First Trust or the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF, Indxx, LLC has no obligation to take the needs of First Trust or the owners of the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF into consideration in determining, composing or calculating the Indxx Global Natural Resources Income Index and Indxx Global Agriculture Index. Indxx, LLC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF to be listed or in the determination or calculation of the equation by which the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF are to be converted into cash. Indxx, LLC has no obligation or liability in connection with the administration, marketing or trading of the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF.
INDXX, LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDXX GLOBAL NATURAL RESOURCES INCOME INDEX AND INDXX GLOBAL AGRICULTURE INDEX OR ANY DATA INCLUDED THEREIN AND INDXX, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. INDXX, LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST INDXX GLOBAL AGRICULTURE ETF AND FIRST TRUST INDXX GLOBAL NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDXX GLOBAL NATURAL RESOURCES INCOME INDEX AND INDXX GLOBAL AGRICULTURE INDEX OR ANY DATA INCLUDED THEREIN. INDXX, LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDXX GLOBAL NATURAL RESOURCES INCOME INDEX AND INDXX GLOBAL AGRICULTURE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX, LLC HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN INDXX, LLC AND FIRST TRUST.
First Trust International Equity Opportunities ETF
First Trust International Equity Opportunities ETF is not sponsored, endorsed, sold or promoted by IPOX Schuster, LLC. IPOX Schuster LLC makes no representation or warranty, express or implied, to the owners of the First Trust International Equity Opportunities ETF or any member of the public regarding the advisability of trading in the First Trust International Equity Opportunities ETF. IPOX Schuster LLC’s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX Schuster LLC and of the IPOX International Index, which is determined, composed and calculated by IPOX Schuster LLC without regard to First Trust or the First Trust International Equity Opportunities ETF. IPOX Schuster LLC has no obligation to take the needs of First Trust or the owners of the First Trust International Equity Opportunities ETF into consideration in determining, composing or calculating the IPOX International Index. IPOX Schuster LLC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the First Trust International Equity Opportunities ETF to be listed or in the determination or calculation of the equation by which the First Trust International Equity Opportunities ETF is to be converted into cash. IPOX Schuster LLC has no obligation or liability in connection with the administration, marketing or trading of the First Trust International Equity Opportunities ETF.
IPOX SCHUSTER LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE IPOX INTERNATIONAL INDEX OR ANY DATA INCLUDED THEREIN AND INDXX, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. IPOX SCHUSTER LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST INTERNATIONAL EQUITY OPPORTUNITIES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IPOX INTERNATIONAL INDEX OR ANY DATA INCLUDED THEREIN. IPOX SCHUSTER LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IPOX INTERNATIONAL INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IPOX SCHUSTER LLC HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST

PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN IPOX SCHUSTER LLC AND FIRST TRUST.
IPOX® IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX® SCHUSTER LLC AND IPOX® SCHUSTER, IPOX®-100 AND IPOX®-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX® SCHUSTER LLC (WWW.IPOXSCHUSTER.COM) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX® SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT. A patent with respect to the IPOX® index methodology has been issued (U.S. Pat. No. 7,698,197). IPOX® is a registered international trademark of IPOX® Schuster LLC (www.ipoxschuster.com).
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund
The First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., Clean Edge, Inc. (“Clean Edge”) or their affiliates (Nasdaq, Inc. and Clean Edge, collectively with their affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund. The Corporations make no representation or warranty, express or implied to the owners of the First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly, or the ability of the NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM to track general stock market or sector performance. The Corporations’ only relationship to First Trust Advisors is in the licensing of: (a) certain intellectual property, including NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM and certain trade names, trademarks or service marks of the Corporations; and (b) the use of the NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM which each is determined and composed by the Corporations without regard to First Trust or the First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund, as a benchmark or a component of a pricing or settlement mechanism for each First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund. The Corporations neither recommend nor endorse any investment in the NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM or in the First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund based thereon. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund to be issued or in the determination or calculation of the equation by which the First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund. Neither the NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM nor the First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund should be construed as investment advice by the Corporations.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY FIRST TRUST OR THE FIRST TRUST NASDAQ® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEX FUND, OWNERS OF THE FIRST TRUST NASDAQ® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
First Trust STOXX® European Select Dividend Index Fund
“ STOXX” is a trademark of STOXX Limited and has been licensed for use for certain purposes by First Trust and the First Trust STOXX European Select Dividend Index Fund. STOXX Limited and its licensors (the “STOXX Licensors”) have no relationship to First Trust, other than the licensing of the STOXX Europe Select Dividend 30 Index (the “STOXX Index”) and the related trademarks for use in connection with the Fund.
The STOXX Licensors do not:
•	sponsor, endorse, sell or promote the Fund.
•	recommend that any person invest in the Fund or any other securities.
•	have any responsibility or liability for or make any decisions about the timing, amount or pricing of Fund.
•	have any responsibility or liability for the administration, management or marketing of the Fund.

•	consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the STOXX Index or have any obligation to do so.
The STOXX Licensors give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Fund or their performance.
STOXX does not assume any contractual relationship with the purchasers of the Fund or any other third parties.
Specifically,
•	STOXX Licensors do not give any warranty, express or implied, and exclude any liability about:
○	the results to be obtained by the Fund, the owners of the Fund or any other person in connection with the use of the STOXX Index and the data included in the STOXX Index;
○	the accuracy, timeliness, and completeness of the STOXX Index and its data;
○	the merchantability and the fitness for a particular purpose or use of the STOXX Index and its data;
○	the performance of the Fund generally.
•	STOXX Licensors give no warranty and exclude any liability, for any errors, omissions or interruptions in the STOXX Index or its data;
•	Under no circumstances will STOXX Licensors be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the STOXX Index or its data or generally in relation to the Fund, even in circumstances where STOXX Licensors are aware that such loss or damage may occur.
The licensing agreement between First Trust and STOXX Limited is solely for their benefit and not for the benefit of the owners of the Fund or any other third parties.
Premium/Discount Information
The tables that follow present information about the differences between each Fund’s daily market price on the applicable Exchange and its net asset value. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time a Fund’s net asset value is calculated. A Fund’s Market Price may be at, above, or below its net asset value. The net asset value of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its net asset value, as well as market supply and demand.
Premiums or discounts are the differences (generally expressed as a percentage) between the net asset value and Market Price of a Fund on a given day, generally at the time net asset value is calculated. A premium is the amount that a Fund is trading above the reported net asset value. A discount is the amount that a Fund is trading below the reported net asset value.
The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of each Fund against its net asset value. The information shown for each Fund is for the periods indicated. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares because shares are bought and sold at current market price. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Funds' shares have traded is available on the Funds' website at www.ftportfolios.com.

First Trust BICK Index Fund (BICK)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	94	16	2	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	105	31	3	0
First Trust Cloud Computing ETF (SKYY)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	155	5	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	85	4	2	0
First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	143	6	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	97	3	1	1
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	35	1	0	1
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	206	7	1	0

First Trust Global Engineering and Construction ETF (FLM)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	89	13	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	141	8	0	0
First Trust Global Wind Energy ETF (FAN)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	73	2	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	154	21	1	0
First Trust Indxx Global Agriculture ETF (FTAG)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	151	5	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	89	6	0	0
First Trust Indxx Global Natural Resources Income ETF (FTRI)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	87	32	3	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	68	58	3	0

First Trust International Equity Opportunity IPO ETF (FPXI)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	130	27	1	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	76	16	1	0
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	134	23	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	74	20	0	0
First Trust Nasdaq Cybersecurity ETF (CIBR)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	191	4	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	54	2	0	0
First Trust NASDAQ Global Auto Index Fund (CARZ)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	119	13	1	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	113	5	0	0

First Trust Nasdaq Smartphone Index Fund (FONE)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	66	6	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	153	24	2	0
First Trust STOXX® European Select Dividend Index Fund (FDD)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	115	4	1	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	126	4	0	1
Total Return Information
The tables below compare the total return of each Fund to the total return of the Index on which it is based and each Fund’s benchmark indices. The information presented for each Fund is for the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by First Trust.
“Average annual total returns” represent the average annual change in the value of an investment over the period indicated. “Cumulative total returns” represent the total change in value of an investment over the period indicated. The return information shown under “Annual Total Return” in a Fund’s summary prospectus represents the average annual total returns of the Fund as of the calendar year end, while the information presented below is as of the Fund’s fiscal year end. The net asset value per share of a Fund is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of a Fund and the market return is based on the market price per share of a Fund. The price used to calculate market return (“Market Price”) generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the shares of a Fund are listed for trading, as of the time that a Fund's net asset value is calculated. Since the shares of each Fund typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in shares of a Fund, the net asset value of a Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that all distributions have been reinvested in a Fund at Market Price and net asset value, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the Indices. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of a Fund. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.
First Trust BICK Index Fund (BICK)
Total Returns as of September 30, 2018
		Average Annual		Cumulative
	1 Year	5 Years	Inception (4/12/2010)	5 Years	Inception (4/12/2010)
Fund Performance
Net Asset Value	-6.82%	3.76%	0.10%	20.25%	0.83%
Market Price	-7.33%	3.95%	0.12%	21.38%	0.98%
Index Performance
ISE BICKTM Index	-5.62%	4.66%	0.98%	25.59%	8.64%
MSCI All Country World Index	9.77%	8.67%	8.45%	51.52%	98.78%
MSCI Emerging Markets Index	-0.81%	3.61%	2.57%	19.42%	24.00%

First Trust Cloud Computing ETF (SKYY)
Total Returns as of September 30, 2018
		Average Annual		Cumulative
	1 Year	5 Years	Inception (7/5/2011)	5 Years	Inception (7/5/2011)
Fund Performance
Net Asset Value	35.80%	18.54%	15.62%	134.08%	185.90%
Market Price	35.94%	18.55%	15.63%	134.20%	186.05%
Index Performance
ISE Cloud Computing IndexTM	36.71%	19.10%	16.21%	139.65%	196.63%
S&P 500® Index	17.91%	13.95%	13.73%	92.10%	153.75%
S&P Composite 1500® Information Technology Index	30.40%	21.80%	18.46%	168.05%	240.89%

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Total Returns as of September 30, 2018
		Average Annual			Cumulative
	1 Year	5 Years	10 Years	Inception (11/21/2007)	5 Years	10 Years	Inception (11/21/2007)
Fund Performance
Net Asset Value	2.26%	4.25%	7.24%	3.24%	23.14%	101.08%	41.32%
Market Price	1.71%	4.14%	7.37%	3.20%	22.51%	103.54%	40.81%
Index Performance
Dow Jones Global Select Dividend IndexSM	2.33%	4.37%	7.52%	3.39%	23.84%	106.51%	43.54%
Dow Jones World Developed Markets IndexSM	11.19%	9.54%	9.11%	5.93%	57.71%	139.19%	86.98%
MSCI World Index	11.24%	9.28%	8.56%	5.44%	55.87%	127.32%	77.66%

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
Total Returns as of September 30, 2018
		Average Annual			Cumulative
	1 Year	5 Years	10 Years	Inception (8/27/2007)	5 Years	10 Years	Inception (8/27/2007)
Fund Performance
Net Asset Value	3.99%	5.58%	5.88%	2.52%	31.17%	77.06%	31.78%
Market Price	3.58%	5.52%	5.98%	2.49%	30.81%	78.74%	31.41%
Index Performance
FTSE EPRA/NAREIT Developed Index	4.62%	6.34%	6.88%	3.37%	35.99%	94.57%	44.37%
S&P Global REIT Index	2.85%	6.33%	5.86%	3.06%	35.94%	76.78%	39.74%
MSCI World REIT Index	3.18%	6.93%	5.48%	2.72%	39.81%	70.47%	34.68%

First Trust Global Engineering and Construction ETF (FLM)
Total Returns as of September 30, 2018
		Average Annual		Cumulative
	1 Year	5 Years	Inception (10/13/2008)	5 Years	Inception (10/13/2008)
Fund Performance
Net Asset Value	1.67%	5.09%	8.31%	28.15%	121.54%
Market Price	1.22%	5.03%	8.28%	27.79%	120.85%
Index Performance
ISE Global Engineering and ConstructionTM Index	2.29%	6.20%	9.91%	35.09%	156.42%
Russell 3000® Index	17.58%	13.46%	13.82%	88.02%	263.20%
MSCI World Industrials Index	7.37%	9.16%	11.39%	55.01%	193.01%

First Trust Global Wind Energy ETF (FAN)
Total Returns as of September 30, 2018
		Average Annual			Cumulative
	1 Year	5 Years	10 Years	Inception (6/16/2008)	5 Years	10 Years	Inception (6/16/2008)
Fund Performance
Net Asset Value	-2.92%	6.92%	-2.06%	-6.20%	39.73%	-18.78%	-48.26%
Market Price	-3.90%	6.76%	-2.11%	-6.24%	38.69%	-19.22%	-48.49%
Index Performance
ISE Clean Edge Global Wind EnergyTM Index	-2.41%	7.73%	-1.16%	-5.45%	45.13%	-11.00%	-43.80%
Russell 3000® Index	17.58%	13.46%	12.01%	10.00%	88.02%	210.82%	166.78%
MSCI World Index	11.24%	9.28%	8.56%	6.11%	55.87%	127.32%	84.16%

First Trust Indxx Global Agriculture ETF (FTAG)
Total Returns as of September 30, 2018
		Average Annual		Cumulative
	1 Year	5 Years	Inception (3/11/2010)	5 Years	Inception (3/11/2010)
Fund Performance
Net Asset Value	-1.46%	-15.03%	-17.42%	-55.72%	-80.56%
Market Price	-1.55%	-15.08%	-17.44%	-55.83%	-80.61%
Index Performance
Indxx Global Agriculture Index(1)	-0.40%	N/A	N/A	N/A	N/A
MSCI All Country World Index	9.77%	8.67%	8.89%	51.52%	107.32%
MSCI All Country World Materials Index	4.62%	4.60%	2.79%	25.24%	26.56%
(1)	On December 18, 2015, the Fund's underlying index changed from the ISE Global PlatinumTM Index to the Indxx Global Agriculture Index. Because the Fund's new underlying index had an inception date of June 1, 2015, performance information is not included above.
First Trust Indxx Global Natural Resources Income ETF (FTRI)
Total Returns as of September 30, 2018
		Average Annual		Cumulative
	1 Year	5 Years	Inception (3/11/2010)	5 Years	Inception (3/11/2010)
Fund Performance
Net Asset Value	11.12%	-8.00%	-7.09%	-34.10%	-46.71%
Market Price	10.86%	-7.97%	-7.11%	-33.99%	-46.78%
Index Performance
Indxx Global Natural Resources Income Index(1)	12.36%	N/A	N/A	N/A	N/A
MSCI All Country World Materials Index	4.62%	4.60%	2.79%	25.24%	26.56%
MSCI All Country World Index	9.77%	8.67%	8.89%	51.52%	107.32%
(1)	On December 18, 2015, the Fund's underlying index changed from the ISE Global CopperTM Index to the Indxx Global Natural Resources Income Index. Because the Fund's new underlying index had an inception date of June 1, 2015, performance information is not included above.
First Trust International Equity Opportunities ETF (FPXI)
Total Returns as of September 30, 2018
		Average Annual	Cumulative
	1 Year	Inception (11/4/2014)	Inception (11/4/2014)
Fund Performance
Net Asset Value	3.35%	5.56%	23.51%
Market Price	2.87%	5.57%	23.58%
Index Performance
IPOX International Index	4.17%	6.34%	27.12%
MSCI World ex USA Index	2.67%	4.86%	20.35%

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Total Returns as of September 30, 2018
		Average Annual		Cumulative
	1 Year	5 Years	Inception (11/16/2009)	5 Years	Inception (11/16/2009)
Fund Performance
Net Asset Value	-1.66%	8.41%	6.50%	49.75%	74.87%
Market Price	-1.10%	8.68%	6.59%	51.58%	76.19%
Index Performance
NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM	-1.06%	9.16%	7.33%	54.97%	87.27%
Russell 3000® Index	17.58%	13.46%	13.92%	88.02%	217.69%
S&P Composite 1500® Industrials Index	11.98%	12.89%	14.62%	83.31%	235.57%
MSCI World Industrials Index	7.37%	9.16%	10.60%	55.01%	144.45%

First Trust Nasdaq Cybersecurity ETF (CIBR)
Total Returns as of September 30, 2018
		Average Annual	Cumulative
	1 Year	Inception (7/6/2015)	Inception (7/6/2015)
Fund Performance
Net Asset Value	30.49%	12.11%	44.74%
Market Price	30.93%	12.19%	45.10%
Index Performance
Nasdaq CTA Cybersecurity IndexSM	31.32%	12.90%	48.09%
S&P 500® Index	17.91%	13.49%	50.59%
S&P Composite 1500 Information Technology Index	30.40%	23.25%	96.70%

First Trust NASDAQ Global Auto Index Fund (CARZ)
Total Returns as of September 30, 2018
		Average Annual		Cumulative
	1 Year	5 Years	Inception (5/9/2011)	5 Years	Inception (5/9/2011)
Fund Performance
Net Asset Value	-7.57%	0.71%	4.33%	3.60%	36.80%
Market Price	-7.70%	0.61%	4.34%	3.11%	36.92%
Index Performance
NASDAQ OMX Global Automobile IndexSM	-6.76%	1.54%	5.31%	7.94%	46.57%
MSCI World Index	11.24%	9.28%	8.88%	55.87%	87.55%

First Trust Nasdaq Smartphone Index Fund (FONE)
Total Returns as of September 30, 2018
		Average Annual		Cumulative
	1 Year	5 Years	Inception (2/17/2011)	5 Years	Inception (2/17/2011)
Fund Performance
Net Asset Value	0.20%	10.49%	8.08%	64.67%	80.74%
Market Price	-0.30%	10.44%	8.01%	64.31%	79.79%
Index Performance
Nasdaq CTA Smartphone IndexSM	1.22%	11.51%	9.08%	72.38%	93.82%
MSCI World Index	11.24%	9.28%	8.64%	55.87%	87.99%
MSCI All Country World Information Technology Index	22.84%	19.05%	14.53%	139.14%	181.11%

First Trust STOXX® European Select Dividend Index Fund (FDD)
Total Returns as of September 30, 2018
		Average Annual			Cumulative
	1 Year	5 Years	10 Years	Inception (8/27/2007)	5 Years	10 Years	Inception (8/27/2007)
Fund Performance
Net Asset Value	0.74%	4.49%	2.73%	-2.82%	24.58%	30.92%	-27.18%
Market Price	0.38%	4.34%	2.62%	-2.84%	23.65%	29.45%	-27.38%
Index Performance
STOXX® Europe Select Dividend 30 Index	1.08%	4.82%	3.29%	-2.37%	26.56%	38.28%	-23.40%
STOXX® Europe 600 Index	-0.29%	3.95%	5.17%	1.76%	21.40%	65.56%	21.40%
MSCI Europe Index	-0.30%	3.70%	4.85%	1.51%	19.90%	60.65%	18.03%

Financial Highlights
The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of each Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, is included in the Annual Report to Shareholders dated September 30, 2018 and is incorporated by reference in each Fund's SAI, which is available upon request.
First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust BICK Index Fund (BICK)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$28.77	$22.94	$18.76	$25.12	$23.65
Income from investment operations:
Net investment income (loss)	0.40	0.33	0.28	0.32	0.35
Net realized and unrealized gain (loss)	(2.34)	5.85	4.19	(6.34)	1.53
Total from investment operations	(1.94)	6.18	4.47	(6.02)	1.88
Distributions paid to shareholders from:
Net investment income	(0.35)	(0.35)	(0.29)	(0.34)	(0.41)
Net asset value, end of period	$26.48	$28.77	$22.94	$18.76	$25.12
Total Return (a)	(6.82)%	27.14%	23.99%	(24.15)%	7.92%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$190,648	$202,863	$8,029	$7,503	$17,581
Ratios to average net assets:
Ratio of total expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of net investment income (loss) to average net assets	1.33%	2.15%	1.37%	1.17%	1.35%
Portfolio turnover rate (b)	65%	86%	59%	70%	126%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Cloud Computing ETF (SKYY)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$41.88	$34.17	$28.08	$27.34	$24.60
Income from investment operations:
Net investment income (loss)	0.14	0.13	0.15	0.09	0.02
Net realized and unrealized gain (loss)	14.84	7.72	6.09	0.74	2.74
Total from investment operations	14.98	7.85	6.24	0.83	2.76
Distributions paid to shareholders from:
Net investment income	(0.15)	(0.14)	(0.15)	(0.09)	(0.02)
Net asset value, end of period	$56.71	$41.88	$34.17	$28.08	$27.34
Total Return (a)	35.80%	23.00%	22.30%	3.04%	11.20%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$2,067,140	$1,088,930	$587,642	$470,291	$341,751
Ratios to average net assets:
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.28%	0.34%	0.49%	0.31%	0.10%
Portfolio turnover rate (b)	7%	14%	23%	25%	12%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Dow Jones Global Select Dividend Index Fund (FGD)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$25.73	$23.49	$21.62	$26.64	$25.62
Income from investment operations:
Net investment income (loss)	1.15	1.03	1.07	1.21	1.21
Net realized and unrealized gain (loss)	(0.58)	2.23	1.82	(4.97)	1.02
Total from investment operations	0.57	3.26	2.89	(3.76)	2.23
Distributions paid to shareholders from:
Net investment income	(1.14)	(1.02)	(1.02)	(1.26)	(1.21)
Net asset value, end of period	$25.16	$25.73	$23.49	$21.62	$26.64
Total Return (a)	2.26%	14.14%	13.68%	(14.51)%	8.56%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$484,280	$470,887	$344,068	$407,445	$562,192
Ratios to average net assets:
Ratio of total expenses to average net assets	0.58%	0.58%	0.58%	0.60%	0.60%
Ratio of net expenses to average net assets	0.58%	0.58%	0.58%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.48%	4.43%	4.63%	4.71%	4.56%
Portfolio turnover rate (b)	31%	35%	43%	34%	33%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$44.96	$46.18	$41.00	$41.09	$39.87
Income from investment operations:
Net investment income (loss)	1.48	0.89	0.90	1.15	1.05
Net realized and unrealized gain (loss)	0.31	(0.65)	5.20	0.11	1.27
Total from investment operations	1.79	0.24	6.10	1.26	2.32
Distributions paid to shareholders from:
Net investment income	(1.68)	(1.46)	(0.92)	(1.35)	(1.10)
Net asset value, end of period	$45.07	$44.96	$46.18	$41.00	$41.09
Total Return (a)	3.99%	0.67%	14.95%	2.97%	5.86%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$45,074	$51,700	$71,576	$98,394	$108,887
Ratios to average net assets:
Ratio of total expenses to average net assets	0.85%	0.70%	0.72%	0.71%	0.71%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	3.48%	2.40%	2.53%	2.76%	2.45%
Portfolio turnover rate (b)	9%	6%	6%	10%	12%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Global Engineering and Construction ETF (FLM)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$56.89	$48.63	$44.17	$48.12	$47.92
Income from investment operations:
Net investment income (loss)	0.79	0.62	0.96	0.60	0.62
Net realized and unrealized gain (loss)	0.16	8.27	4.46	(4.02)	0.42
Total from investment operations	0.95	8.89	5.42	(3.42)	1.04
Distributions paid to shareholders from:
Net investment income	(1.06)	(0.63)	(0.96)	(0.53)	(0.84)
Net asset value, end of period	$56.78	$56.89	$48.63	$44.17	$48.12
Total Return (a)	1.67%	18.39%	12.40%	(7.19)%	2.06%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$14,194	$17,066	$14,588	$15,460	$16,841
Ratios to average net assets:
Ratio of total expenses to average net assets	0.88%	0.92%	1.03%	0.99%	0.87%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.45%	1.20%	2.01%	1.21%	1.30%
Portfolio turnover rate (b)	16%	20%	28%	46%	41%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Global Wind Energy ETF (FAN)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.13	$13.30	$10.38	$11.57	$10.43
Income from investment operations:
Net investment income (loss)	0.28	0.41	0.20	0.31	0.14
Net realized and unrealized gain (loss)	(0.66)	0.32	2.93	(1.15)	1.14
Total from investment operations	(0.38)	0.73	3.13	(0.84)	1.28
Distributions paid to shareholders from:
Net investment income	(0.25)	(0.90)	(0.21)	(0.35)	(0.14)
Net asset value, end of period	$12.50	$13.13	$13.30	$10.38	$11.57
Total Return (a)	(2.92)%	6.21%	30.42%	(7.37)%	12.17%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$79,362	$100,467	$87,096	$39,959	$86,745
Ratios to average net assets:
Ratio of total expenses to average net assets	0.68%	0.71%	0.74%	0.75%	0.70%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.21%	2.88%	1.80%	2.75%	1.23%
Portfolio turnover rate (b)	22%	78%	26%	25%	24%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Indxx Global Agriculture ETF (FTAG)
	Year Ended September 30,
	2018	2017	2016	2015(f)	2014(f)
Net asset value, beginning of period	$26.96	$21.55	$26.90	$56.20	$64.35
Income from investment operations:
Net investment income (loss)	0.44	0.39	0.20	0.60	0.45
Net realized and unrealized gain (loss)	(0.83)	5.41	(5.46)	(28.95)	(7.15)
Total from investment operations	(0.39)	5.80	(5.26)	(28.35)	(6.70)
Distributions paid to shareholders from:
Net investment income	(0.36)	(0.39)	(0.09)	(0.95)	(1.45)
Net asset value, end of period	$26.21	$26.96	$21.55	$26.90	$56.20
Total Return (a)	(1.46)%	27.09%	(18.92)%	(51.20)%	(10.64)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$4,979	$7,816	$4,093	$5,380	$10,677
Ratios to average net assets:
Ratio of total expenses to average net assets	0.70%	0.70%	0.72%(e)	0.70%	0.72%(b)
Ratio of net expenses to average net assets	0.70%	0.70%	0.72%(e)	0.70%	0.72%(b)
Ratio of net investment income (loss) to average net assets	1.56%	1.80%	1.74%	1.17%	0.46%
Portfolio turnover rate (c)	30%	38%	137%(d)	40%	43%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund's underlying index effective on the close of business December 18, 2015, which resulted in a complete rebalance of the Fund's portfolio.
(e)	Includes foreign capital gains tax. If this tax expense was not included, the expense ratio would have been 0.70%.
(f)	All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset values reported on September 30, 2015 and 2014 prior to the reverse share split restatement were $5.38 and $11.24, respectively.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Indxx Global Natural Resources Income ETF (FTRI)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.88	$10.66	$10.99	$21.19	$22.16
Income from investment operations:
Net investment income (loss)	0.48	0.41	0.33	0.23	0.41
Net realized and unrealized gain (loss)	0.83	1.22	(0.32)	(10.23)	(0.92)
Total from investment operations	1.31	1.63	0.01	(10.00)	(0.51)
Distributions paid to shareholders from:
Net investment income	(0.46)	(0.41)	(0.34)	(0.20)	(0.41)
Return of capital	—	—	—	—	(0.05)
Total distributions	(0.46)	(0.41)	(0.34)	(0.20)	(0.46)
Net asset value, end of period	$12.73	$11.88	$10.66	$10.99	$21.19
Total Return (a)	11.12%	15.47%	0.20%	(47.50)%	(2.38)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$8,908	$8,913	$10,663	$12,643	$26,486
Ratios to average net assets:
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.71%(b)
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.71%(b)
Ratio of net investment income (loss) to average net assets	3.74%	3.39%	3.00%	1.27%	1.74%
Portfolio turnover rate (c)	50%	61%	179%(d)	40%	28%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(d)	The variation in the portfolio turnover rate is due to the change in the Fund's underlying index effective on the close of business December 18, 2015, which resulted in a complete rebalance of the Fund's portfolio.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust International Equity Opportunities ETF (FPXI)
(formerly First Trust International IPO ETF)
	Year Ended September 30,			Period Ended 9/30/2015 (a)
	2018	2017	2016
Net asset value, beginning of period	$34.51	$27.47	$25.24	$30.00
Income from investment operations:
Net investment income (loss)	0.49	0.22	0.51	0.37
Net realized and unrealized gain (loss)	0.66	7.07	2.14	(4.76)
Total from investment operations	1.15	7.29	2.65	(4.39)
Distributions paid to shareholders from:
Net investment income	(0.56)	(0.25)	(0.42)	(0.37)
Net asset value, end of period	$35.10	$34.51	$27.47	$25.24
Total Return (b)	3.35%	26.71%	10.62%	(14.74)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$26,322	$22,429	$2,748	$1,262
Ratios to average net assets:
Ratio of total expenses to average net assets	0.70%	0.70%	0.71%(c)	0.70%(d)
Ratio of net expenses to average net assets	0.70%	0.70%	0.71%(c)	0.70%(d)
Ratio of net investment income (loss) to average net assets	1.42%	1.62%	2.25%	1.01%(d)
Portfolio turnover rate (e)	83%	58%	75%	98%
(a)	The Inception date is November 4, 2014, which is consistent with the Fund’s commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$49.00	$39.19	$31.52	$35.38	$33.83
Income from investment operations:
Net investment income (loss)	0.52	0.57	0.42	0.38	0.51
Net realized and unrealized gain (loss)	(1.32)	9.82	7.65	(3.88)	1.61
Total from investment operations	(0.80)	10.39	8.07	(3.50)	2.12
Distributions paid to shareholders from:
Net investment income	(0.58)	(0.58)	(0.40)	(0.36)	(0.57)
Net asset value, end of period	$47.62	$49.00	$39.19	$31.52	$35.38
Total Return (a)	(1.66)%	26.73%	25.77%	(9.97)%	6.19%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$33,333	$26,951	$13,715	$11,034	$14,152
Ratios to average net assets:
Ratio of total expenses to average net assets	0.74%	0.84%	1.07%	0.99%	0.98%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.10%	1.44%	1.27%	1.02%	1.45%
Portfolio turnover rate (b)	60%	32%	37%	18%	35%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Nasdaq Cybersecurity ETF (CIBR)
	Year Ended September 30,			Period Ended 9/30/2015 (a)
	2018	2017	2016
Net asset value, beginning of period	$21.85	$19.77	$17.15	$20.00
Income from investment operations:
Net investment income (loss)	0.02	0.03	0.23	(0.01)
Net realized and unrealized gain (loss)	6.64	2.09	2.62	(2.84)
Total from investment operations	6.66	2.12	2.85	(2.85)
Distributions paid to shareholders from:
Net investment income	(0.02)	(0.04)	(0.23)	—
Net asset value, end of period	$28.49	$21.85	$19.77	$17.15
Total Return (b)	30.49%	10.73%	16.83%	(14.25)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$847,673	$313,575	$102,815	$79,753
Ratios to average net assets:
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%(c)
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%(c)
Ratio of net investment income (loss) to average net assets	0.04%	0.13%	1.37%	(0.30)%(c)
Portfolio turnover rate (d)	56%	67%	49%	7%
(a)	The Inception date is July 6, 2015, which is consistent with the Fund’s commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust NASDAQ Global Auto Index Fund (CARZ)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$40.25	$33.39	$33.46	$37.93	$38.75
Income from investment operations:
Net investment income (loss)	0.98	0.87	0.80	0.64	0.51
Net realized and unrealized gain (loss)	(3.98)	6.87	(0.09)	(4.50)	(0.84)
Total from investment operations	(3.00)	7.74	0.71	(3.86)	(0.33)
Distributions paid to shareholders from:
Net investment income	(0.92)	(0.88)	(0.78)	(0.61)	(0.49)
Net asset value, end of period	$36.33	$40.25	$33.39	$33.46	$37.93
Total Return (a)	(7.57)%	23.46%	2.24%	(10.38)%	(0.92)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$18,167	$18,112	$21,705	$31,791	$64,481
Ratios to average net assets:
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	2.44%	2.20%	2.16%	1.34%	1.35%
Portfolio turnover rate (b)	16%	17%	17%	18%	20%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Nasdaq Smartphone Index Fund (FONE)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$50.52	$41.29	$34.93	$36.86	$32.10
Income from investment operations:
Net investment income (loss)	0.72	0.44	0.47	0.36	0.43
Net realized and unrealized gain (loss)	(0.60)	9.29	6.34	(1.95)	4.75
Total from investment operations	0.12	9.73	6.81	(1.59)	5.18
Distributions paid to shareholders from:
Net investment income	(1.01)	(0.50)	(0.45)	(0.34)	(0.42)
Net asset value, end of period	$49.63	$50.52	$41.29	$34.93	$36.86
Total Return (a)	0.20%	23.68%	19.60%	(4.35)%	16.16%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$17,370	$17,683	$10,324	$10,479	$11,059
Ratios to average net assets:
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.34%	1.04%	1.14%	0.93%	1.22%
Portfolio turnover rate (b)	80%	18%	28%	28%	32%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust STOXX® European Select Dividend Index Fund (FDD)
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.61	$11.82	$11.92	$13.50	$12.94
Income from investment operations:
Net investment income (loss)	0.59	0.42	0.55	0.55	0.58
Net realized and unrealized gain (loss)	(0.49)	1.79	(0.10)	(1.59)	0.57
Total from investment operations	0.10	2.21	0.45	(1.04)	1.15
Distributions paid to shareholders from:
Net investment income	(0.59)	(0.42)	(0.55)	(0.54)	(0.59)
Net asset value, end of period	$13.12	$13.61	$11.82	$11.92	$13.50
Total Return (a)	0.74%	18.93%	3.88%	(7.90)%	8.68%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$454,824	$529,527	$165,490	$165,751	$167,480
Ratios to average net assets:
Ratio of total expenses to average net assets	0.57%	0.60%	0.60%	0.60%	0.64%
Ratio of net expenses to average net assets	0.57%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.25%	3.96%	4.63%	4.45%	4.90%
Portfolio turnover rate (b)	35%	21%	34%	33%	32%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Other Information
Continuous Offering
Each Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by a Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of each Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the applicable Exchange is satisfied by the fact that the prospectus is available from the applicable Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

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First Trust Exchange-Traded Fund II

First Trust BICK Index Fund
First Trust Cloud Computing ETF
First Trust Dow Jones Global Select Dividend Index Fund
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
First Trust Global Engineering and Construction ETF
First Trust Global Wind Energy ETF
First Trust Indxx Global Agriculture ETF
First Trust Indxx Global Natural Resources Income ETF
First Trust International Equity Opportunities ETF
(formerly First Trust International IPO ETF)
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund
First Trust Nasdaq Cybersecurity ETF
First Trust NASDAQ Global Auto Index Fund
First Trust Nasdaq Smartphone Index Fund
First Trust STOXX® European Select Dividend Index Fund
For More Information
For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Funds' performance during the last fiscal year. A Fund's most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Funds at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Funds, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Funds by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
www.ftportfolios.com
SEC File #: 333-143964
811-21944

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Heitman Global Prime Real Estate ETF

(the “Fund”)

Supplement To the Prospectus and Statement of Additional Information
Dated March 1, 2019

Dated March 13, 2019

The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”) has approved a transaction to combine the Fund with First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR”), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index. Pursuant to this transaction, Fund shareholders will become shareholders of FFR.

In order for the transaction to occur, the shareholders of the Fund must approve the transaction. If approved, shares of the Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FFR with an equal aggregate net asset value, and Fund shareholders will become shareholders of FFR.

A special meeting of shareholders of the Fund for the purpose of voting on the transaction will be held. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

The Fund will continue sales and redemptions of shares as described in the Fund’s prospectus. Holders of shares of the Fund purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Please Keep this Supplement with Your Fund Prospectus and

Statement of Additional Information for Future Reference

First Trust Exchange-Traded Fund IV

Prospectus
First Trust Heitman Global Prime Real Estate ETF
Ticker Symbol:	PRME
Exchange:	NYSE Arca
First Trust Heitman Global Prime Real Estate ETF (the “Fund”) lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, the Fund issues and redeems shares at net asset value, only in large specified blocks each consisting of 50,000 shares (each such block of shares called a “Creation Unit,” and collectively, the “Creation Units”). The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.
The Fund is a series of First Trust Exchange-Traded Fund IV (the “Trust”) and an actively managed exchange-traded fund organized as a separate series of a registered management investment company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
March 1, 2019

Summary Information
Investment Objectives
The First Trust Heitman Global Prime Real Estate ETF's (the "Fund") investment objective is to provide long-term total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts (“REITs”), real estate operating companies (“REOCs”) and common stocks or depositary receipts of companies primarily engaged in the real estate industry (collectively, “Real Estate Securities”). Accordingly, the Fund is concentrated in REITs and/or real estate management and development companies (including REOCs), sub-industries of the real estate industry group. Real estate management and development companies generally derive at least 50% of their revenue from, or have at least 50% of their assets invested in, real estate, including the ownership, construction, management, or sale of real estate. The Fund will not invest directly in real estate.
The Fund seeks to provide investors access to a real estate securities portfolio consisting of shares of public companies with professional management teams that own top-tier, prime properties in the world’s dominant cities. “Prime” markets and cities are some of the world’s top cities which are recognized as “global gateway” markets that benefit from global physical and/or financial trade, have high barriers to entry, dominate their regions or countries, or provide high value niche goods and services. The key factors are location, physical specification, sustainability, tenant quality, and income stability. In practice, prime assets
3

are also ones that are competitively sought after and command high values in both absolute and relative terms, resulting in relatively low cap rates.
The Fund’s portfolio managers will select Real Estate Securities by implementing an investment process that is outlined below:
As a first screen, all securities in the Global Industry Classification Standard (GICS®) real estate industry are filtered for size and liquidity, based upon free float market capitalization for size and a threshold daily trading volumes for liquidity. The purpose of these quantitative screens is to ensure that the investment strategy can be executed in a buy and hold manner without undue stress.
In the second stage, screening is conducted using a combination of qualitative and quantitative tools. From a qualitative perspective, portfolio analysts maintain a close coverage universe and are in regular contact with the management of potential Real Estate Securities issuers, regularly visiting properties and markets to see as many of the properties in person as is reasonably possible. In addition to their own research, the analysts have access to other property experts and sell-side professionals within their organizations who also evaluate their companies. The task of the analysts is to identify those companies that meet the test of two quantitative filters. The issuers in which the Fund invests must generally have (1) more than 75% of their gross asset value in prime markets and (2) more than 50% of their assets under management in prime assets.
Executing the quantitative and qualitative screens produces a universe of companies that meet the size, liquidity, and concentration in prime markets and assets tests. From this universe of prime assets and markets, the portfolio managers’ regional teams construct a high conviction portfolio that, in the opinion of the portfolio managers, offers the best expected risk/return profile of the names within the prime universe. Consideration for inclusion in the portfolio includes the issuer’s balance sheet, assessment of management’s acumen and the projected long-term growth profile of the company.
The Fund invests in REITs and REOCs, companies that own and often manage income-generating real estate. REITs distribute most of their income to investors and therefore receive special tax considerations and are typically a highly liquid method of investing in real estate. REOCs, on the other hand, reinvest most income into their operations and therefore do not get the same benefits of lower corporate taxation that are a common characteristic of REITs.
The Fund typically invests in 25 to 100 Real Estate Securities issued by small, mid and large capitalization companies. The Fund invests in securities of issuers domiciled or operating in Asia and Europe, as well as other non-U.S. issuers, including those in emerging market countries. The Fund intends to invest at least 40% of its net assets in securities of non-U.S. issuers and in issuers domiciled or operating in at least three different countries.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”) and as a result may invest a relatively high percentage of its assets in a limited number of issuers. The Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by diversification requirements imposed by the Internal Revenue Code of 1986, as amended. As of January 31, 2019, the Fund had significant investments in real estate companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to
4

which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
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INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
REAL ESTATE COMPANIES RISK. Real estate companies include REITs and other companies involved in the operation and development of commercial, residential and industrial real estate. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real estate companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor management, or other factors that affect companies in general.
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers
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or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of a market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Heitman Global Prime Real Estate ETF
Calendar Year Total Returns as of 12/31
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During the periods shown in the chart above:
Best Quarter		Worst Quarter
4.15%	June 30, 2017	-7.68%	December 31, 2018
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	Since Inception	Inception Date
Return Before Taxes	-6.88%	1.16%	11/11/2015
Return After Taxes on Distributions	-8.04%	-0.77%
Return After Taxes on Distributions and Sale of Shares	-4.04%	0.06%
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses or taxes)	-4.74%	4.30%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Heitman Real Estate Securities LLC (“HRES LLC” or the “Sub-Advisor”)
Investment Sub-Sub-Advisors
Heitman International Real Estate Securities HK Limited (“Heitman HK Limited” or a “Sub-Sub-Advisor”)
Heitman International Real Estate Securities GmbH (“Heitman GmbH” or a “Sub-Sub-Advisor”)
Portfolio Managers
The following persons serve as the portfolio managers of the Fund.
•	Jerry Ehlinger, CFA, Managing Director of HRES LLC and Lead Portfolio Manager in the North American Public Real Estate Securities group;
•	John White, Managing Director of Heitman HK Limited and Lead Portfolio Manager in the Asia-Pacific Public Real Estate Securities group;
•	Jacques Perdrix, Senior Vice President of HRES LLC’s European Public Real Estate Securities group; and
•	Andreas Welter, Senior Vice President of HRES LLC’s European Public Real Estate Securities group.
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2015, except for Jacques Perdrix and Andreas Welter, who have served as part of the portfolio management team of the Fund since 2017.
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Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund will trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Information on the Fund's Investment Objective and Strategies
The Fund is a series of First Trust Exchange-Traded Fund IV and is regulated as an “investment company” under the 1940 Act. The Fund is actively managed and does not seek to track the performance of an index. The Fund’s investment objective is fundamental and may not be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to the Fund’s principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.
The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, invests at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes REITs, REOCs and common stocks or depositary receipts of companies primarily engaged in the real estate industry. The Name Policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice.
The portfolio managers will select Real Estate Securities by combining top-down and bottom-up analysis while acknowledging the sensitivity of real estate stocks to local equity market fluctuations and momentum. The strategy seeks to provides investors access to a professionally managed real estate securities portfolio consisting of shares of public companies that own top-tier, prime properties in the world’s dominant cities, have strong balance sheets and have additional diversification of debt and equity funding sources at favorable rates.
Fund Investments
Principal Investments
REITs and REOCs
The Fund invests in publicly traded REITs and REOCs, companies that own and often manage income-generating real estate. Some REITs and REOCs make or invest in loans and other obligations that are secured by real estate collateral. REITs distribute most of their income to investors and therefore receive special tax considerations and are typically a highly liquid method of investing in real estate. REOCs, on the other hand, reinvest most income into their operations and therefore do not get the same benefits of lower corporate taxation that are a common characteristic of REITs.
REITs and REOCs are generally categorized as equity, mortgage or hybrid in nature. Equity REITs and REOCs invest in and own properties, and thus are responsible for the equity or value of their real estate assets. Their revenues come principally from their properties’ rents. Mortgage REITs and REOCs deal in investment and ownership of property mortgages. These companies loan money for mortgages to owners of real estate or purchase existing mortgages or mortgage-backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs and REOCs combine the investment strategies of equity REITs and REOCs and mortgage REITs and REOCs by investing in both properties and mortgages.
Equity Securities
The Fund invests in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.
Non-U.S. Investments
The Fund may invest in securities issued by non-U.S. companies that are traded over-the-counter or listed on an exchange or in the form of depositary receipts. Non-U.S. investments include securities issued or guaranteed by companies organized under the laws of countries other than the United States, including companies domiciled in emerging markets, and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Non-U.S. investments may be traded on foreign securities exchanges or in over-the-counter capital markets. Many foreign companies issue both foreign currency and U.S. dollar-denominated securities. The Fund may also invest in
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American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), or other securities representing underlying securities of foreign issuers.
Non-Principal Investments
Foreign Currency Instruments
The Fund may enter into foreign currency transactions on a spot (i.e., cash) basis or on a forward basis by entering into forward contracts to purchase or sell foreign currencies. A forward currency contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions (i.e., non deliverable forward currency contracts) may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases.
Investment Companies and Pooled Investment Vehicles
The Fund may invest in securities issued by exchange-traded pooled investment vehicles, including closed-end funds, exchange-traded funds (“ETFs”) and business development companies ("BDCs"). Closed-end funds and ETFs are managed registered investment companies which invest in various types of securities. Both closed-end funds and ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. BDCs are a type of closed-end fund regulated under the 1940 Act that typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. As a shareholder in an investment company or pooled investment vehicle, the Fund bears its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles. In addition, the Fund incurs brokerage costs when purchasing and selling shares of ETFs or closed-end funds. Securities of certain investment companies may be leveraged, in which case the value and/or yield of such securities tends to be more volatile than securities of unleveraged investment companies.
The Fund’s ability to invest in other investment companies is limited by the 1940 Act and the related rules and interpretations. The Fund may invest in other investment companies in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain investment companies and their sponsors from the SEC, subject to certain conditions and pursuant to a contractual arrangement between the Fund and such investment companies. The Fund may satisfy the Name Policy by investing in investment companies and other pooled investment vehicles that are subject to a comparable name policy and invest in the types of securities in which the Fund may invest directly.
Illiquid Securities
The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.
Cash Equivalents and Short-Term Investments
Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when its portfolio managers believe securities in
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which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is included in the Fund’s SAI and on the Fund’s website at www.ftportfolios.com.
Additional Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.
Principal Risks
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. Although participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for correction units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CONCENTRATION RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development that affected a particular asset class, region or industry may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater volatility and market risk than a fund that is not so concentrated.
CURRENCY RISK. The Fund may invest in securities denominated in a non-U.S. currency. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by current fluctuations.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of security issuers, the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.
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While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.
DEPOSITARY RECEIPTS RISK. The Fund invests in depositary receipts. Depository receipts are securities issued by a bank or trust company reflecting ownership of underlying securities issued by a foreign company. An investment in depositary receipts involves further risks due to certain unique features. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer’s board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a non-resident to trade the shares and to reconvert the shares to depositary receipts. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed market countries. Moreover, emerging market countries often have less uniformity in accounting and reporting requirements, unsettled securities laws, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging market countries often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. and other developed market countries. In addition, significant delays may occur in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities. Investing in emerging market countries involves a higher risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested by certain emerging market countries. Enforcing legal rights may be made difficult, costly and slow in emerging markets as there may be additional problems enforcing claims against non-U.S. governments.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Additionally, holders of an issuer's common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
EUROPE RISK. The Fund may invest significantly in the securities of European issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of European issuers. Political or economic disruptions in European countries, even in countries in
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which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the EU, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The United Kingdom’s referendum on June 23, 2016 to leave the EU (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies. Its departure may negatively impact the EU and Europe as a whole, such as by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective(s), meet relevant benchmarks or perform as well as other funds with similar objectives.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns.
NON-DIVERSIFICATION RISK. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the Fund invests in a relatively small number of issuers due to the high percentage of the Fund’s assets invested in that security, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.
NON-U.S. SECURITIES RISK. The Fund may invest in non-U.S. securities. An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other regional developments particular to a given country or region.
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PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained absent disruptions to the creation and redemption mechanism, extreme market volatility or potential lack of authorized participants.
REAL ESTATE COMPANIES RISK. The Fund invests significantly in real estate companies. Real estate companies include REITs and other companies involved in the operation and development of commercial, residential and industrial real estate. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. The performance of real estate companies has historically been cyclical and particularly sensitive to the overall economy and market changes, including declines in the value of real estate or, conversely, saturation of the real estate market, economic downturns and defaults by borrowers or tenants during such periods, increases in competition, possible lack of mortgage funds or other limits to accessing the credit or capital markets, and changes in interest rates.
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. Additionally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act, failure to satisfy the requirements of the Internal Revenue Code of 1986 for maintaining REIT status and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility for a REIT’s shares. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. The stock price of small and/or mid capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of small and/or mid capitalization companies are also generally more vulnerable than those of large capitalization companies to adverse business and economic developments. Securities of small and/or mid capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small and/or mid capitalization companies are typically less financially stable than larger, more established companies and may reinvest a high proportion of their earnings in their business and may not pay dividends. Small and/or mid capitalization companies may also depend on a small number of essential personnel who may also be less experienced than the management of larger companies, making these companies more vulnerable to experiencing adverse
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effects due to the loss or inexperience of personnel. Small and/or mid capitalization companies also normally have less diverse product lines than those of large capitalization companies and are more susceptible to adverse developments concerning their products.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Non-Principal Risks
BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of its redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind.
DEPENDENCE ON KEY PERSONNEL. The Fund is dependent upon the experience and expertise of the Fund’s portfolio managers in providing advisory services with respect to the Fund’s investments. If the Sub-Advisor or a Sub-Sub-Advisor were to lose the services of any of these portfolio managers, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for any of the portfolio managers in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Advisor or a Sub-Sub-Advisor.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders. For additional information, please see the section entitled “Federal Tax Matters.”
INVESTMENT COMPANIES RISK. The Fund may invest in securities of other investment companies. As a shareholder in another investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore
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be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of exchange-traded investment companies.
ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Fund invests. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the portfolio managers determine to sell such a holding.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, Sub-Advisor, Sub-Sub-Advisors, custodian and fund administrative and accounting agent.
Management of the Fund
First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for overseeing the Sub-Advisor in the investment of the Fund’s assets, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Advisor. First Trust discharges its responsibilities subject to the policies of the Board.
First Trust serves as advisor or sub-advisor for 7 mutual fund portfolios, 10 exchange-traded funds consisting of 141 series, and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained HRES LLC, a Delaware limited liability company, to serve as investment sub-advisor pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"). In this capacity, HRES LLC is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio and overseeing the Sub-Sub-Advisors in the investment of the Fund’s assets. HRES LLC, located at 191 N. Wacker Drive, 25th Floor, Chicago, Illinois 60606, is a leading global real estate investment management firm with total assets under management of approximately U.S. $5.831 billion as of January 31, 2019.
Heitman HK Limited, a company whose liability is limited by shares domiciled in Hong Kong and an affiliate of HRES LLC, has been retained by the Trust, on behalf of the Fund, First Trust and HRES LLC to select and monitor Real Estate Securities located in the Asia-Pacific region for the Fund’s investment portfolio pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"). Heitman HK Limited is a registered investment advisor with the SEC. Heitman HK Limited is located at 15F LHT Tower, 31 Queens Road, Central Hong Kong with total assets under management of approximately U.S. $1.669 billion as of January 31, 2019.
Heitman GmbH, a company with limited liability domiciled in Germany and an affiliate of HRES LLC, has been retained by the Trust, on behalf of the Fund, First Trust and HRES LLC to provide recommendations regarding the selection and ongoing monitoring of Real Estate Securities located in Europe for the Fund’s investment portfolio pursuant to a sub-sub-advisory agreement (a "Sub-Sub-Advisory Agreement"). Heitman GmbH is a registered investment advisor with the SEC. Heitman GmbH
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is located at Maximilianstrasse 35A, Munich, Germany 80539, with total assets under management of approximately $1.285 billion as of January 31, 2019.
“HRES LLC,”“Heitman HK Limited” and “Heitman GmbH” are collectively referred to in this prospectus as “Heitman.”
Jerry Ehlinger, John White, Jacques Perdrix and Andreas Welter are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.
•	Jerry Ehlinger, CFA, is Managing Director of HRES LLC and the Lead Portfolio Manager in Heitman’s North American Public Real Estate Securities group. He also serves as a Portfolio Manager for the firm’s global real estate securities strategies. Throughout his career, Jerry has held a number of related investment positions in the REIT industry. Before joining Heitman in 2013, Jerry was Lead Portfolio Manager and Head of Real Estate Securities, Americas at DB/RREEF Real Estate. Prior, Jerry served as Senior Vice President and Portfolio Manager of Heitman’s real estate securities group from 2000 to 2004. He began his career at Morgan Stanley in 1996 where he primarily covered the REIT sector both as a sell-side analyst and as a senior research associate at Morgan Stanley Asset Management. Jerry received an MS in Finance, Investment and Banking from the University of Wisconsin-Madison and a BS in Finance from the University of Wisconsin-Whitewater. Among other professional affiliations, Jerry is a member of the National Multi Housing Council, International Council of Shopping Centers, the CFA Institute, the CFA Society of Chicago, and the National Association of Real Estate Investment Trusts.
•	John White is Managing Director of Heitman HK Limited and the Lead Portfolio Manager in Heitman’s Asia-Pacific Public Real Estate Securities group. He is an equity owner of the firm and a member of Heitman’s Management Committee. He also serves as a Portfolio Manager for the firm's global real estate securities strategies. John has over 20 years of experience in the public and private equity and debt real estate markets across the Asia-Pacific region. Prior to joining Heitman in 2010, John was co-head of real estate securities at Challenger (Heitman’s Asian JV partner for real estate securities) for five years; he was also senior investment manager, real estate securities at HSBC Asset Management from 2001. Before moving to investment management, John worked in investment banking as a senior property analyst at HSBC and as a manager—real estate credit at ANZ Banking Group in Australia and in South-East Asia. He began his career as a real estate valuer at Landauer and Chesterton. John received a BBus in Land Economy from University of Western Sydney-Hawkesbury and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. He is a member of the Royal Institute of Chartered Surveyors, the Asian Public Real Estate Association, the Australian Property Institute and the Financial Services Institute of Australasia.
•	Jacques Perdrix is a Senior Vice President in Heitman’s European Public Real Estate Securities group. His role with Heitman focuses on portfolio management, including fundamental company and market analysis. Prior to joining Heitman, Mr. Perdrix was at Griffin Capital Management where he worked as an analyst and assistant portfolio manager on long-only and long/short equity and fixed income funds covering mid/large-caps on a broad range of sectors and geographies. Previously, Mr. Perdrix worked at equity long/short hedge fund Gugner Partners as a senior analyst and back-up trader focusing on European small/mid-caps across all sectors. Mr. Perdrix started his career within Citigroup’s Investment Banking Division, M&A Financial Institutions Group, in both Paris and London. Mr. Perdrix, a French national, received a Specialised Master’s in Corporate Finance from EM Lyon School of Management and a Master of Science in Management from ESC Grenoble School of Management. He is FSA qualified.
•	Andreas Welter is a Senior Vice President in Heitman’s European Public Real Estate Securities group. His role with Heitman focuses on portfolio construction, fundamental company and market analysis supporting the Portfolio Management team. Prior to joining the firm, Mr. Welter was at Deutsche Bank AG, where he was a senior sell-side equity research analyst for three years. In that time, Mr. Welter covered companies in various industry sectors in Germany (e.g., real estate, financials, construction, logistics). Previously, Mr. Welter worked at the Middle Office & Advisory Desk of B. Metzler seel. Sohn & Co., one of Germany’s largest family-owned investment managers. Mr. Welter earned the title of Bankkaufmann (apprenticeship in banking) from the Chamber of Commerce and Industry Frankfurt and holds a Diploma in International Business Administration (Diplom-Betriebswirt) from one of the top-ranked universities in Europe (Hochschule Darmstadt).
For additional information concerning First Trust, the Sub-Advisor and Sub-Sub-Advisors, including a description of the services provided to the Fund, see the Fund’s SAI. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the SAI.
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Management Fee
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the "Investment Management Agreement"), First Trust oversees HRES LLC’s management of the Fund’s assets and pays HRES LLC for its services as Sub-advisor. First Trust is paid an annual unitary management fee by the Fund equal to 0.95% of the Fund's average daily net assets and is responsible for the Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
A discussion regarding the Board’s approval of the continuation of the Investment Management Agreement, Investment Sub-Advisory Agreement and Investment Sub-Sub-Advisory Agreements is available in the Fund’s Annual Report to Shareholders for the year ended October 31, 2018.
How to Buy and Sell Shares
Most investors buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act.
Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
Share Trading Prices
The trading price of shares of the Fund on the Exchange is based on market price and may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.
Information regarding the intra-day value of the shares of the Fund, also referred to as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the Fund’s trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities or other assets and/or cash required to be deposited in exchange for a Creation Unit and any expenses of the Fund. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities or other assets held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the net asset value per share of the Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The IOPV is generally determined by using current market quotations. The price of a non-U.S. security that is primarily traded on a non-U.S.
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exchange will be updated, using the last sale price, every 15 seconds throughout the trading day, provided that upon the closing of such non-U.S. exchange, the closing price of the security, after being converted to U.S. dollars, will be used. Furthermore, in calculating the IOPV of the Fund’s shares, exchange rates may be used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) that may differ from those used to calculate the net asset value per share of the Fund and consequently may result in differences between the net asset value and the IOPV. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV of shares of the Fund and the Fund does not make any warranty as to its accuracy.
Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that the Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Fund's shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. As may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Fund, or otherwise not in the Fund's best interests.
Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to continue to qualify or qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Distributions
The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income
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distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gain received from assets held for more than one year that is considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) is taxed at a maximum marginal stated federal tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury. Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Distributions with respect to shares in real estate investment trusts are qualifying dividends only in limited circumstances. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
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Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Treatment of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.
Non-U.S. Tax Credit
Because the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.
Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018, although proposed regulations may eliminate this withholding obligation.
Investments in Certain Non-U.S. Corporations
If the Fund holds an equity interest in any passive foreign investment companies, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such passive foreign investment companies shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from passive foreign investment companies and its proceeds from dispositions of passive foreign investment companies stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by passive foreign investment companies are not treated as qualified dividend income.
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Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in shares.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before March 31, 2020. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Net Asset Value
The Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities , and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.
The Fund's investments will be valued at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Trust’s Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded. Securities listed on the Nasdaq or the AIM will be valued at the official closing price. Securities traded on more than one securities exchange will be valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market are valued at their closing bid prices. Short-term investments that mature in less than 60 days when purchased will be valued at cost adjusted for amortization of premiums and accretion of discount.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor’s Pricing Committee, at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. See the Fund's SAI for details.
Valuing the Fund’s holdings using fair value pricing will result in using prices for those holdings that may differ from current market valuations.
Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of the Fund, the value of the Fund's securities may change on days when investors are not able to purchase or sell shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation.
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Fund Service Providers
Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator, accounting agent, custodian and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund. First Trust serves as the fund reporting agent for the Fund.
Premium/Discount Information
The tables that follow present information about the differences between the Fund’s daily market price on the Exchange and its net asset value. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time the Fund’s net asset value is calculated. The Fund’s Market Price may be at, above, or below its net asset value. The net asset value of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its net asset value, as well as market supply and demand.
Premiums or discounts are the differences (generally expressed as a percentage) between the net asset value and Market Price of the Fund on a given day, generally at the time net asset value is calculated. A premium is the amount that the Fund is trading above the reported net asset value. A discount is the amount that the Fund is trading below the reported net asset value.
The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of the Fund against its net asset value. The information shown for the Fund is for the periods indicated. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares because shares are bought and sold at current market price. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Fund's shares have traded is available on the Fund's website at www.ftportfolios.com.
First Trust Heitman Global Prime Real Estate ETF (PRME)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	39	31	24	36
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2018	36	46	31	8
Total Return Information
The table below compares the total return of the Fund to a market index. The information presented for the Fund is for the period indicated.
“Average annual total returns” represent the average annual change in the value of an investment over the period indicated. “Cumulative total returns” represent the total change in value of an investment over the period indicated. The return information shown under “Annual Total Return” in the Fund’s summary prospectus represents the average annual total returns of the Fund as of the calendar year end, while the information presented below is as of the Fund’s fiscal year end. The net asset value per share of the Fund is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's net asset value is calculated. Since the shares of the Fund typically do not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first
24

day of secondary market trading in shares of the Fund, the net asset value of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that all distributions have been reinvested in the Fund at Market Price and net asset value, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the index. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of the Fund. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.
First Trust Heitman Global Prime Real Estate ETF (PRME)
Total Returns as of October 31, 2018
		Average Annual	Cumulative
	1 Year	Inception (11/11/2015)	Inception (11/11/2015)
Fund Performance
Net Asset Value	0.77%	2.63%	8.01%
Market Price	1.96%	2.86%	8.74%
Index Performance
FTSE EPRA/NAREIT Developed Index	1.23%	5.21%	16.28%

25

Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders dated October 31, 2018 and is incorporated by reference in the Fund's SAI, which is available upon request.
First Trust Exchange-Traded Fund IV
Financial Highlights
For a share outstanding throughout each period
First Trust Heitman Global Prime Real Estate ETF (PRME)
	Year Ended October 31,		Period Ended 10/31/2016 (a)
	2018	2017
Net asset value, beginning of period	$20.17	$19.67	$20.16
Income from investment operations:
Net investment income (loss)	1.08	0.31	0.40
Net realized and unrealized gain (loss)	(0.89)	1.13	(0.45)
Total from investment operations	0.19	1.44	(0.05)
Distributions paid to shareholders from:
Net investment income	(1.25)	(0.94)	(0.44)
Net asset value, end of period	$19.11	$20.17	$19.67
Total Return (b)	0.77%	7.48%	(0.28)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$1,912	$1,008	$984
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%(c)
Ratio of net investment income (loss) to average net assets	5.55%	1.51%	2.10%(c)
Portfolio turnover rate (d)	85%	104%	78%
(a)	Inception date is November 11, 2015, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
26

Other Information
Continuous Offering
The Fund issues, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.
27

First Trust Exchange-Traded Fund IV

First Trust Heitman Global Prime Real Estate ETF
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. The Fund's most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
www.ftportfolios.com
SEC File #: 333-174332
811-22559

FIRST TRUST EXCHANGE-TRADED FUND II

(the “Trust”)

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2019

DATED MARCH 13, 2019

The Board of Trustees of First Trust Exchange-Traded Fund II (the “Trust”) has approved a transaction to combine the First Trust Heitman Global Prime Real Estate ETF (“PRME”) with the Fund. Pursuant to this transaction, PRME shareholders will become shareholders of the Fund.

In order for the transaction to occur, the shareholders of PRME must approve the transaction. If approved, shares of PRME would be exchanged, on a tax-free basis for federal income tax purposes, for shares of the Fund with an equal aggregate net asset value, and PRME shareholders will become shareholders of the Fund.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-21944
First Trust Exchange-Traded Fund II
FUND NAME	TICKER SYMBOL	EXCHANGE
First Trust BICK Index Fund	BICK	Nasdaq
First Trust Cloud Computing ETF	SKYY	Nasdaq
First Trust Dow Jones Global Select Dividend Index Fund	FGD	NYSE Arca
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	FFR	NYSE Arca
First Trust Global Engineering and Construction ETF	FLM	NYSE Arca
First Trust Global Wind Energy ETF	FAN	NYSE Arca
First Trust Indxx Global Agriculture ETF	FTAG	Nasdaq
First Trust Indxx Global Natural Resources Income ETF	FTRI	Nasdaq
First Trust International Equity Opportunities ETF (formerly First Trust International IPO ETF)	FPXI	Nasdaq
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	GRID	Nasdaq
First Trust Nasdaq Cybersecurity ETF	CIBR	Nasdaq
First Trust NASDAQ Global Auto Index Fund	CARZ	Nasdaq
First Trust Nasdaq Smartphone Index Fund	FONE	Nasdaq
First Trust STOXX® European Select Dividend Index Fund	FDD	NYSE Arca
DATED FEBRUARY 1, 2019
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated February 1, 2019, as it may be revised from time to time (the “Prospectus”), for each of the First Trust BICK Index Fund, First Trust Cloud Computing ETF, First Trust Dow Jones Global Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Global Engineering and Construction ETF, First Trust Global Wind Energy ETF, First Trust Indxx Global Agriculture ETF, First Trust Indxx Global Natural Resources Income ETF, First Trust International Equity Opportunities ETF (formerly First Trust International IPO ETF), First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund, First Trust Nasdaq Cybersecurity ETF, First Trust NASDAQ Global Auto Index Fund, First Trust Nasdaq Smartphone Index Fund and First Trust STOXX® European Select Dividend Index Fund (each, a “Fund” and collectively, the “Funds”), each a series of the First Trust Exchange-Traded Fund II (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Report to Shareholders dated September 30, 2018, which was filed with the Securities and Exchange Commission (the “SEC”) on December 10, 2018. The financial statements from the Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC’s website at www.sec.gov.
i

General Description of the Trust and the Funds
The Trust was organized as a Massachusetts business trust on July 6, 2006 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in fourteen series. Each of the Funds to which this SAI relates and its status as a diversified or non-diversified series is listed below.
Fund Name	Classification
First Trust BICK Index Fund	Diversified
First Trust Cloud Computing ETF	Diversified
First Trust Dow Jones Global Select Dividend Index Fund	Diversified
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	Diversified
First Trust Global Engineering and Construction ETF	Diversified
First Trust Global Wind Energy ETF	Non-diversified
First Trust Indxx Global Agriculture ETF	Non-diversified
First Trust Indxx Global Natural Resources Income ETF	Non-diversified
First Trust International Equity Opportunities ETF (formerly First Trust International IPO ETF)	Non-diversified
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	Non-diversified
First Trust Nasdaq Cybersecurity ETF	Non-diversified
First Trust NASDAQ Global Auto Index Fund	Non-diversified
First Trust Nasdaq Smartphone Index Fund	Diversified
First Trust STOXX® European Select Dividend Index Fund	Diversified
On December 18, 2015, First Trust ISE Global Copper Index changed its name to First Trust Indxx Global Natural Resources Income ETF and First Trust ISE Global Platinum Index Fund changed its name to First Trust Indxx Global Agriculture ETF. On December 21, 2015, First Trust Nasdaq CEA Cybersecurity ETF changed its name to First Trust Nasdaq Cybersecurity ETF and First Trust Nasdaq CEA Smartphone Index Fund changed its name to First Trust Nasdaq Smartphone Index Fund. On December 13, 2016, First Trust ISE Cloud Computing Index Fund changed its name to First Trust Cloud Computing ETF; First Trust ISE Global Engineering and Constructing Index Fund changed its name to First Trust Global Engineering and Construction ETF; and, First Trust ISE Global Wind Energy Index Fund changed its name to First Trust Global Wind Energy ETF. On January 2, 2019, First Trust International IPO ETF changed its name to First Trust International Equity Opportunities ETF.
This SAI relates to the Funds. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.
The Board of Trustees of the Trust (the “Board,” “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of a Fund’s assets, or the termination of the Trust or any Fund without shareholder approval if the 1940 Act would not require such approval.
The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies
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under any contractor agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.
The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Funds or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Funds if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of a Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for a Fund's costs, including attorneys’ fees.
The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of a Fund, then such shareholder may be obligated to reimburse a Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.
The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person, other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether
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any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
The Funds are advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”).
The shares of each Fund list and principally trade on NYSE Arca, Inc., an affiliate of NYSE EuronextSM (“NYSE Arca”), or The Nasdaq Stock Market LLC (“Nasdaq”), as shown on the cover of this SAI. The shares of each Fund will trade on NYSE Arca or Nasdaq at market prices that may be below, at or above net asset value. Each Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), and generally, with the exception of First Trust BICK Index Fund, in exchange for a basket of securities (the “Deposit Securities”) included in each Fund’s corresponding Index (as hereinafter defined), together with the deposit of a specified cash payment (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units of First Trust BICK Index Fund are generally issued and redeemed for a Cash Component and, in certain circumstances, in exchange for its corresponding Deposit Securities. Creation Units are aggregations of 50,000 shares of a Fund.
The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled “Creation and Redemption of Creation Unit Aggregations.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
There can be no assurance that the requirements of NYSE Arca or Nasdaq necessary to maintain the listing of shares of a Fund will continue to be met. NYSE Arca or Nasdaq may, but are not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of such Fund for 30 or more consecutive trading days; (ii) the value of such Fund’s Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of NYSE Arca or Nasdaq, makes further dealings on NYSE Arca or Nasdaq inadvisable. NYSE Arca or Nasdaq will remove the shares of a Fund from listing and trading upon termination of such Fund.
As in the case of other stocks traded on NYSE Arca and Nasdaq, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Funds reserve the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.
Investment Objectives and Policies
The Prospectus describes the investment objectives and certain policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.
Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund:
(1)	A Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	Except for the First Trust Nasdaq Cybersecurity ETF, a Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery
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transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of a Fund’s total assets (including the amount borrowed), less a Fund’s liabilities (other than borrowings). The First Trust Nasdaq Cybersecurity ETF may not borrow money, except as permitted under the 1940 Act.
(3)	A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of a Fund’s total assets.
(6)	A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Fund’s Index is based on concentrations in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then a Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
The fundamental investment limitations set forth above limit the Funds’ ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.
In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.
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Investment Strategies
Under normal circumstances, each Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise such Fund’s corresponding index as set forth below (each, an “Index” and collectively, the “Indices”). Fund shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.
Fund	Index
First Trust BICK Index Fund	ISE BICKTM (Brazil, India, China, South Korea) Index
First Trust Cloud Computing ETF	ISE Cloud Computing IndexTM
First Trust Dow Jones Global Select Dividend Index Fund	Dow Jones Global Select Dividend IndexSM
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	FTSE EPRA/NAREIT Developed Index
First Trust Global Engineering and Construction ETF	ISE Global Engineering and ConstructionTM Index
First Trust Global Wind Energy ETF	ISE Clean Edge Global Wind EnergyTM Index
First Trust Indxx Global Agriculture ETF	Indxx Global Agriculture Index
First Trust Indxx Global Natural Resources Income ETF	Indxx Global Natural Resources Income Index
First Trust International Equity Opportunities ETF	IPOX International Index
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM
First Trust Nasdaq Cybersecurity ETF	Nasdaq CTA Cybersecurity IndexSM
First Trust NASDAQ Global Auto Index Fund	NASDAQ OMX Global Auto IndexSM
First Trust Nasdaq Smartphone Index Fund	Nasdaq CTA Smartphone IndexSM
First Trust STOXX® European Select Dividend Index Fund	STOXX® Europe Select Dividend 30 Index
Types of Investments
Depositary Receipts. The Funds may invest in securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other depositary receipts (collectively “Depositary Receipts”). ADRs and ADSs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may less information available regarding such issuers and there may not be a correlation between such information and the market of the value of the Depositary Receipts.
Equities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. Equity securities may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure.
Fixed Income Investments and Cash Equivalents. Normally, the Funds invest substantially all of their assets to meet their investment objectives. However, for temporary or defensive purposes, the Funds may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.
Fixed income investments and cash equivalents held by each Fund may include, without limitation, the types of investments set forth below.
(1)	A Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies
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or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, each Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.
(2)	A Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	A Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	A Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by First Trust to present acceptable credit risks. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which a Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
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(5)	A Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	A Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. A Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.
(7)	A Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause a Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for a Fund to lose money by investing in money market funds.
Illiquid Securities. The Funds may invest in illiquid securities (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act and repurchase agreements with maturities in excess of seven days, among others. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under a Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.
Non-U.S. Investments. Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. securities may also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter (“OTC”) capital markets.
Certain of a Fund’s investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent a Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, a Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, a Fund is authorized to enter into various currency exchange transactions.
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Portfolio Turnover
The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a Fund’s investment portfolio that is bought and sold during a year is known as a Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the specified periods are set forth below. Any significant variations in portfolio turnover rate from year-to-year resulted from fluctuation in the size of the Funds and rebalancing of the Indices. In-kind transactions are not taken into account in calculating the portfolio turnover rate.
Portfolio Turnover Rate
Fund	Fiscal Year Ended September 30,
	2018	2017
First Trust BICK Index Fund	65%	86%
First Trust Cloud Computing ETF	7%	14%
First Trust Dow Jones Global Select Dividend Index Fund	31%	35%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	9%	6%
First Trust Global Engineering and Construction ETF	16%	20%
First Trust Global Wind Energy ETF	22%	78%
First Trust Indxx Global Agriculture ETF	30%	38%
First Trust Indxx Global Natural Resources Income ETF	50%	61%
First Trust International Equity Opportunities ETF	83%	58%
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	60%	32%
First Trust Nasdaq Cybersecurity ETF	56%	67%
First Trust NASDAQ Global Auto Index Fund	16%	17%
First Trust Nasdaq Smartphone Index Fund	80%	18%
First Trust STOXX® European Select Dividend Index Fund	35%	21%
Lending of Portfolio Securities
In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain First Trust Funds, including the Funds, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of their total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, such First Trust Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The First Trust Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select the First Trust Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.
In these loan arrangements, the First Trust Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the First Trust Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending First Trust Fund. During the time portfolio securities are on loan, the borrower pays the lending First Trust Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending First Trust Fund or the borrower. While a First Trust Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a First Trust Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the First Trust Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the First Trust Fund held the securities. Please see "Securities Lending Risk" below for a description of the risks associated with securities lending activities.
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The following tables describe the securities lending activities of each Fund that engaged in securities lending activities during the fiscal year ended September 30, 2018:
FIRST TRUST CLOUD COMPUTING ETF
Gross income from securities lending activities	$218,112
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	14,003
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	9,814
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	105,707
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	129,524
Net income from securities lending activities	$88,588
FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF
Gross income from securities lending activities	$28,947
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	3,954
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	282
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	1,388
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	5,624
Net income from securities lending activities	$23,323
FIRST TRUST GLOBAL WIND ENERGY ETF
Gross income from securities lending activities	$564,160
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	78,687
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	4,254
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	16,461
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	99,402
Net income from securities lending activities	$464,758
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FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF
Gross income from securities lending activities	$4,042
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	536
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	42
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	327
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	905
Net income from securities lending activities	$3,137
FIRST TRUST NASDAQ® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEX FUND
Gross income from securities lending activities	$62,671
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	8,847
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	406
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	601
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	9,854
Net income from securities lending activities	$52,817
FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND
Gross income from securities lending activities	$24,235
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	3,059
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	492
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	3,133
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	6,684
Net income from securities lending activities	$17,551
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FIRST TRUST NASDAQ SMARTPHONE INDEX FUND
Gross income from securities lending activities	$12,463
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	1,723
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	147
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	601
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	2,471
Net income from securities lending activities	$9,992
The services provided by Brown Brothers Harriman & Co., as securities lending agent for the Funds, include: the coordination and selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the Funds’ approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling and arranging the return of loaned securities to the Funds upon termination of the loan.
Sublicense Agreements
The Trust, on behalf of each Fund, has entered into a sublicense agreement (each a “Sublicense Agreement”) with First Trust, FTP and each Fund’s corresponding Index Provider that grants each Fund and First Trust an exclusive and transferable sublicense to use certain intellectual property of such Index Provider in connection with the issuance, distribution, marketing and/or promotion of the applicable Fund. Pursuant to each Sublicense Agreement, the Trust, on behalf of each Fund, and First Trust have agreed to be bound by certain provisions of the product license agreement by and between the corresponding Index Provider and FTP (each a “Product License Agreement”).
Pursuant to each Product License Agreement, First Trust will pay each Index Provider an annual license fee. Under Sublicense Agreements for the First Trust Dow Jones Global Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Global Engineering and Construction ETF, First Trust Global Wind Energy ETF, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund and First Trust STOXX® European Select Dividend Index Fund, each such Fund will reimburse First Trust for its costs associated with the Product License Agreement in the amount set forth below.
Fund	Index	Index Provider	Annual License Fee
First Trust Dow Jones Global Select Dividend Index Fund	Dow Jones Global Select Dividend IndexSM	S&P Dow Jones Indices LLC	Greater of: (i) one quarter of 0.05% of the average net assets in the Fund (at any quarter end) or (ii) 10% of the percentage of Fund assets paid for Fund operating expenses and management fees, including 12b–1 fees, administrative fees, and all other asset-based costs of the Fund (excluding brokerage costs), provided, that, this fee does not exceed 0.08% of the average net assets (at any quarter end), and further, provided, that, the minimum annual payment will be $25,000.
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Fund	Index	Index Provider	Annual License Fee
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	FTSE EPRA/NAREIT Developed Markets Real Estate Index	FTSE International Limited	0.12% of the average daily net assets of the Fund.
First Trust Global Engineering and Construction ETF	ISE Global Engineering and ConstructionTM Index	Nasdaq, Inc.	0.10% of the average daily net assets of the Fund.
First Trust Global Wind Energy ETF	ISE Clean Edge Global Wind EnergyTM Index	Nasdaq, Inc.	0.10% of the average daily net assets of the Fund.
First Trust NASDAQ® Smart Grid Infrastructure Index Fund	NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM	Nasdaq, Inc.	0.09% of the average daily net assets of the Fund.
First Trust STOXX® European Select Dividend Index Fund	Dow Jones STOXX® Select Dividend 30 Index	STOXX Limited	0.06% of the average daily net assets of the Fund, assessed quarterly, provided that, the minimum annual payment shall be $75,000.
Investment Risks
Overview
An investment in a Fund should be made with an understanding of the risks that an investment in the Fund’s shares entails, including the risk that the financial condition of the issuers of the securities held by a Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.
Common Stocks Risk
Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.
Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund’s purchase and sale of the equity securities and other factors.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.
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Depositary Receipts Risk
Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional Depositary Receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Funds may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Dividends Risk
Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.
Liquidity Risk
Whether or not the equity securities in the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in a Fund may be in the OTC market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.
Litigation Risk
At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Funds. The Funds are unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Funds.
Non-U.S. Securities Risk
An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies
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may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.
Authorization, Custody and Settlement Risk for Non-U.S. Securities
Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.
Rules adopted under the 1940 Act permit a fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which a Fund may invest, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.
Certain countries in which a Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.
Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.
Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.
Share blocking may present operational challenges for a Fund and authorized participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and a Fund to “Buy In” situations in which, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by a Fund or transfer agent.
As a result, the Advisor, on behalf of a Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.
Passive Foreign Investment Companies Risk
The Funds may invest in companies that are considered to be “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.
Securities Lending Risk
Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a First Trust Fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of a Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the
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collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of a Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for a Fund and its shareholders. For instance, substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.
Management of the Funds
Trustees and Officers
The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Funds, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Funds. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	163 Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	• Indefinite term • Since inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	163 Portfolios	None
Thomas R. Kadlec 1957	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	163 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith 1956	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	163 Portfolios	Director of Trust Company of Illinois
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Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Niel B. Nielson 1954	Trustee	• Indefinite term • Since inception	Senior Advisor (August 2018 to present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	163 Portfolios	Director of Covenant Transport, Inc. (May 2003 to May 2014)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	• Indefinite term • Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin 1966	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.
Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with seven portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Senior Floating Rate 2022 Target Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 141 portfolios advised by First Trust (each a “First
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Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.
The management of the Funds, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust, on behalf of the Funds, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Funds, choose the Trust’s officers and hire the Funds' investment advisor, sub-advisors and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same five persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Funds' business.
Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.
In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.
The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Mr. Erickson are members of the Executive Committee. During the last fiscal year, the Executive Committee held four meetings.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including
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shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Funds. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Funds should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Funds, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. During the last fiscal year, the Nominating and Governance Committee held four meetings.
The Valuation Committee is responsible for the oversight of the valuation procedures of the Funds (the "Valuation Procedures"), for determining the fair value of the Funds' securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Funds. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.
The Audit Committee is responsible for overseeing each Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held four meetings.
Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 163 portfolios) as they hold with the Trust.
Risk Oversight
As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address each Fund’s risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers’ compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor each Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including each Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Funds. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose
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proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Funds, their service providers, or issuers of the securities in which the Funds invest to reduce cyber security risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.
Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.
Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008–2009), Chairman of the Nominating and Governance Committee (2003–2007 and 2014–2016), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2017) of the First Trust Funds.
Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM’s Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014–2016). He also served as Chairman of the Valuation Committee (2008–2009), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Chairman of the Valuation Committee and on the Executive Committee (since January 1, 2017) of the First Trust Funds.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009) and Chairman of the Nominating and Governance Committee (2010–2011) and Chairman of the Valuation Committee (2014–2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2016) and currently serves as Chairman of the Audit Committee (since January 1, 2017) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives
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trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006 and 2014–2016), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2017) of the First Trust Funds.
James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
Effective January 1, 2019, the fixed annual retainer paid to the Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by  the Funds and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended September 30, 2018 and the calendar year ended December 31, 2018, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
Name of Trustee	Total Compensation from the Funds (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$26,109	$424,710
Thomas R. Kadlec	$25,579	$413,499
Robert F. Keith	$25,579	$414,497
Niel B. Nielson	$25,057	$403,375
(1)	The compensation paid by the Funds to the Independent Trustees for the fiscal year ended September 30, 2018 for services to the Funds.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2018 for services to the 161 portfolios existing in 2018, which consisted of 7 open-end mutual funds, 15 closed-end funds and 139 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2018:
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Dollar Range of Equity Securities in the Funds
	Interested Trustee	Independent Trustees
Fund	James A. Bowen	Richard E. Erickson	Thomas R. Kadlec	Robert F. Keith	Niel B. Nielson
First Trust Dow Jones Global Select Dividend Index Fund	None	$10,001–$50,000	None	$10,001–$50,000	$1–$10,000
First Trust STOXX® European Select Dividend Index Fund	None	$10,001–$50,000	None	None	None
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	None	$1-$10,000	None	None	None
First Trust Global Engineering and Construction ETF	None	None	None	None	$1–$10,000
First Trust BICK Index Fund	None	None	None	$1-$10,000	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
As of December 31, 2018, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Funds.
As of December 31, 2018, the officers and Trustees, in the aggregate, owned less than 1% of the shares of each Fund.
The table set forth in Exhibit A shows the percentage ownership of each shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) who, as of December 31, 2018, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of a Fund (the “Principal Holders”). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.
Information as to the Principal Holders is based on the securities position listing reports as of December 31, 2018. The Funds do not have any knowledge of who the ultimate beneficiaries are of the shares.
Investment Advisor.    First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Funds. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Funds subject to the policies of the Board of Trustees.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to an investment management agreement between First Trust and the Trust (the “Expense Cap Investment Management Agreement”), on behalf of First Trust Dow Jones Global Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT
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Developed Markets Real Estate Index Fund, First Trust Global Engineering and Construction ETF, First Trust Global Wind Energy ETF, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund and First Trust STOXX® European Select Dividend Index Fund (the “Expense Cap Funds”), First Trust manages the investment of each Expense Cap Fund's assets and is paid an annual management based upon such Fund's average daily net assets at the rate set forth below.
Each Expense Cap Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, sublicensing fees, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. First Trust has agreed to waive fees and/or reimburse expenses of each Expense Cap Fund to the extent necessary to prevent the operating expenses of each Expense Cap Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding (as a percentage of average daily net assets) the amounts set forth in the table below at least until January 31, 2020. Expenses reimbursed and fees waived under such agreements are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred by such Expense Cap Fund, but no reimbursement payment will be made by any Expense Cap Fund if, at the time the expenses were reimbursed or fees waived, it would result in such Expense Cap Fund’s expenses exceeding 0.60% or 0.70%, as applicable, of its average daily net assets.
Expense Cap Funds	Annual Management Fee	Expense Cap
Firs Trust Dow Jones Global Select Dividend Index Fund	0.40% of average daily net assets	0.60% of average daily net assets
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	0.40% of average daily net assets	0.60% of average daily net assets
First Trust Global Engineering and Construction ETF	0.40% of average daily net assets	0.70% of average daily net assets
First Trust Global Wind Energy ETF	0.40% of average daily net assets	0.60% of average daily net assets
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	0.40% of average daily net assets	0.70% of average daily net assets
First Trust STOXX® European Select Dividend Index Fund	0.40% of average daily net assets	0.60% of average daily net assets
Pursuant to an investment management agreement between First Trust and the Trust, (the “Unitary Fee Investment Management Agreement”), on behalf of First Trust BICK Index Fund , First Trust Indxx Global Agriculture ETF, First Trust Indxx Global Natural Resources Income ETF, First Trust International Equity Opportunities ETF, First Trust Cloud Computing ETF, First Trust Nasdaq Cybersecurity ETF, First Trust Nasdaq Smartphone Index Fund and First Trust NASDAQ Global Auto Index Fund (the “Unitary Fee Funds”), First Trust manages each Unitary Fee Fund's assets and is paid an annual unitary management fee based upon such Fund's average daily net assets at the rate set forth in the table below and is responsible for paying all expenses of the Unitary Fee Funds, excluding the fee payments under the Unitary Fee Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b‑1 plan, if any, and extraordinary expenses.
Unitary Fee Fund	Annual Management Fee
First Trust BICK Index Fund	0.64% of average daily net assets
First Trust Cloud Computing ETF	0.60% of average daily net assets
First Trust Indxx Global Agriculture ETF	0.70% of average daily net assets
First Trust Indxx Global Natural Resources Income ETF	0.70% of average daily net assets
First Trust International Equity Opportunities ETF	0.70% of average daily net assets
First Trust Nasdaq Cybersecurity ETF	0.60% of average daily net assets
First Trust Nasdaq Smartphone Index Fund	0.70% of average daily net assets
First Trust NASDAQ Global Auto Index Fund	0.70% of average daily net assets
Under the Investment Management Agreements, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties.
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The Investment Management Agreements terminate automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
The following table sets forth the management fees (net of fee waivers and expense reimbursements, where applicable) paid by each Expense Cap Fund to First Trust, and the fees waived and expenses reimbursed by First Trust, for the specified periods. The second table sets forth the unitary management fee paid by each Unitary Fee Fund to First Trust for the specified periods.
	Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by First Trust)			Amount of Fees Waived and Expenses Reimbursed By First Trust
Fund	Fiscal Year Ended September 30,			Fiscal Year Ended September 30,
	2018	2017	2016	2018	2017	2016
First Trust Dow Jones Global Select Dividend Index Fund	$1,993,748	$1,556,630	$1,425,591	$0	$0	$0
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	$71,359	$186,280	$246,995	$117,546	$60,987	$102,416
First Trust Global Engineering and Construction ETF	$41,575	$28,555	$9,210	$33,419	$33,893	$47,282
First Trust Global Wind Energy ETF	$295,252	$237,892	$141,614	$71,385	$93,898	$74,347
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	$118,602	$53,113	$3,825	$13,940	$28,627	$42,554
First Trust STOXX® European Select Dividend Index Fund	$2,147,598	$1,263,832	$657,512	$0	$0	$0

Amount of Unitary Fees
Fund	Fiscal Year Ended September 30,
	2018	2017	2016
First Trust BICK Index Fund	$1,458,551	$434,250	$48,300
First Trust Cloud Computing ETF	$9,050,487	$4,681,433	$3,159,617
First Trust Indxx Global Agriculture ETF	$46,449	$41,663	$30,986
First Trust Indxx Global Natural Resources Income ETF	$62,078	$70,264	$81,273
First Trust International Equity Opportunities ETF	$173,527	$42,152	$11,063
First Trust Nasdaq Cybersecurity ETF	$3,200,469	$1,202,039	$563,534
First Trust NASDAQ Global Auto Index Fund	$141,454	$140,586	$204,364
First Trust Nasdaq Smartphone Index Fund	$113,068	$90,106	$74,039
Investment Committee.    The Investment Committee of First Trust (the “Investment Committee”) is primarily responsible for the day-to-day management of the Funds. There are currently six members of the Investment Committee, as follows:
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Name	Position with First Trust	Length of Service with First Trust	Principal Occupation During Past Five Years
Daniel J. Lindquist	Chairman of the Investment Committee and Managing Director	Since 2004	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
David G. McGarel	Chief Operating Officer, Chief Investment Officer and Managing Director	Since 1997	Chief Operating Officer (2016 to present), Chief Investment Officer and Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Jon C. Erickson	Senior Vice President	Since 1994	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin	Senior Vice President	Since 2001	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland	Senior Vice President	Since 2005	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Chris A. Peterson	Senior Vice President	Since 2000	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Daniel J. Lindquist:  Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies.
David G. McGarel:  As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration.
Jon C. Erickson:  As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.
Roger F. Testin:  As head of First Trust’s Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group.
Stan Ueland:  Mr. Ueland is a Senior Vice President and is responsible for executing the investment strategies of each of the Funds.
Chris A. Peterson:  Mr. Peterson is a Senior Vice President and head of the strategy research group at First Trust. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies.
As of September 30, 2018, Mr. Lindquist beneficially owned shares of First Trust Cloud Computing ETF in the amount of $10,001-$50,000 and Mr. McGarel beneficially owned shares of First Trust NASDAQ Cybersecurity ETF in the amount of $1-$10,000.
Compensation.    The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.  Salaries are determined by management and are based upon an individual’s position and overall value to the firm.  Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm.  Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds’ portfolios.  In addition, Mr. Erickson, Mr. Lindquist, Mr. McGarel, Mr. Ueland and Mr. Peterson also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.
Accounts Managed by Investment Committee
The Investment Committee manages the investment vehicles (other than the Funds) with the number of accounts and assets, as of the fiscal year ended September 30, 2018, set forth in the table below:
Investment Committee Member	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Dan Lindquist	95 ($48,986,499,069)	34 ($1,231,725,115)	1,668 ($574,461,478)
David McGarel	95 ($48,986,499,069)	34 ($1,231,725,115)	1,668 ($574,461,478)
Jon Erickson	95 ($48,986,499,069)	34 ($1,231,725,115)	1,668 ($574,461,478)
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Investment Committee Member	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Roger Testin	95 ($48,986,499,069)	34 ($1,231,725,115)	1,668 ($574,461,478)
Stan Ueland	89 ($47,997,115,851)	33 ($1,172,516,381)	N/A
Chris Peterson	95 ($48,986,499,069)	14 ($903,607,976)	1,668 ($574,461,478)
Conflicts.    None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Funds and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee.
Brokerage Allocations
First Trust is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.
Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.” First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.
Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.
First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effect their securities transactions may be used by First Trust in servicing all of its accounts;
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not all of such services may be used by First Trust in connection with the Funds. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Brokerage Commissions
The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified periods. Any significant variations in brokerage commissions from year-to-year resulted from fluctuation in size of the Funds and rebalancing of the Indices.
Aggregate Amount of Brokerage Commissions
Fund	Fiscal Year Ended September 30,
	2018	2017	2016
First Trust BICK Index Fund	$274,576	$254,432	$9,480
First Trust Cloud Computing ETF	$51,859	$49,971	$126,088
First Trust Dow Jones Global Select Dividend Index Fund	$149,715	$129,970	$146,877
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	$3,140	$2,799	$4,535
First Trust Global Engineering and Construction ETF	$3,190	$3,379	$4,594
First Trust Global Wind Energy ETF	$20,607	$68,681	$16,330
First Trust Indxx Global Agriculture ETF	$1,896	$2,076	$10,708
First Trust Indxx Global Natural Resources Income ETF	$5,257	$7,100	$29,992
First Trust International Equity Opportunities ETF	$18,844	$4,712	$1,274
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	$19,474	$8,854	$4,950
First Trust Nasdaq Cybersecurity ETF	$190,839	$89,398	$37,416
First Trust NASDAQ Global Auto Index Fund	$3,421	$5,077	$6,980
First Trust Nasdaq Smartphone Index Fund	$14,887	$3,441	$4,207
First Trust STOXX® European Select Dividend Index Fund	$170,593	$68,201	$55,323
During the last fiscal year First Trust Global Engineering and Construction ETF held securities of Goldman Sachs & Co. LLC, a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of September 30, 2018, the Fund’s investment was 0.25% of the Fund’s net assets.
During the last fiscal year First Trust Global Wind Energy ETF held securities of Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, each a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of September 30, 2018, the Fund’s investment in each was 0.59% and 3.02% of the Fund’s net assets, respectively.
During the last fiscal year First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund held securities of Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, each a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of September 30, 2018, the Fund’s investment in each was 0.11% and 0.57% of the Fund’s net assets, respectively.
During the last fiscal year First Trust NASDAQ Global Auto Index Fund held securities of Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, each a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of September 30, 2018, the Fund’s investment in each was 0.64% and 3.30% of the Fund’s net assets, respectively.
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During the last fiscal year First Trust Nasdaq Smartphone Index Fund held securities of Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, each a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of September 30, 2018, the Fund’s investment in each was 0.02% and 0.11% of the Fund’s net assets, respectively.
Custodian, Distributor, Transfer Agent, Fund Accounting Agent,
Index Providers and Exchanges
Administrator. The Bank of New York Mellon (“BNYM”), 240 Greenwich Street, New York, New York 10286, serves as the Funds’ administrator and provides the Funds with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Agreement”). Under the Administration and Accounting Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM generally will assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.
Custodian. Pursuant to a custody agreement, BNYM serves as the custodian of each Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios.
Transfer Agent. Pursuant to a transfer agency and service agreement, BNYM provides the Trust with transfer agency services, which includes Creation Unit Aggregation order processing.
Fund Administration and Accounting Agreement, the Trust on behalf of the Funds has agreed to indemnify BNYM for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
As compensation for these services, BNYM is paid a fee based on each Fund’s total average daily net assets. BNYM also is entitled to certain out-of-pocket expenses for the services described above. The following table sets forth the amounts paid by each Expense Cap Fund to BNYM for the specified periods. The Unitary Fee Funds have not paid any fees to BNYM for the services provided as the Advisor has assumed responsibility for payment of these fees as part of the unitary management fee.
Fund Administration and Accounting
Fund	Fiscal Year Ended September 30,
	2018	2017	2016
First Trust Dow Jones Global Select Dividend Index Fund	$252,271	$184,101	$176,033
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	$29,470	$3,190	$56,181
First Trust Global Engineering and Construction ETF	$11,612	$1,557	$11,458
First Trust Global Wind Energy ETF	$47,554	$37,728	$29,752
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	$18,080	$9,120	$7,828
First Trust STOXX® European Select Dividend Index Fund	$270,503	$154,772	$81,762
Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Funds. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”
For the fiscal years ended September 30, 2016, September 30, 2017 and September 30, 2018 there were no underwriting commissions with respect to the sale of Fund shares, and FTP did not receive compensation on redemptions for the Funds for those years.
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12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.
Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.
No fee is currently paid by a Fund under the Plan, and pursuant to a contractual agreement, the Funds will not pay 12b-1 fees any time before January 31, 2020.
Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor has entered into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international operational capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).
Index Providers. The Index that each Fund seeks to track is compiled by an Index Provider as set forth below. First Trust does not guarantee the accuracy and/or the completeness of the Indices or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the shares of the Funds or any other person or entity from the use of the Indices or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indices, even if notified of the possibility of such damages.
Fund	Index Provider
First Trust BICK Index Fund	Nasdaq, Inc.
First Trust Cloud Computing ETF	Nasdaq, Inc.
First Trust Dow Jones Global Select Dividend Index Fund	Dow Jones & Company, Inc.
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	FTSE International Limited
First Trust Global Engineering and Construction ETF	Nasdaq, Inc.
First Trust Global Wind Energy ETF	Nasdaq, Inc.
First Trust Indxx Global Agriculture ETF	Indxx, LLC
First Trust Indxx Global Natural Resources Income ETF	Indxx, LLC
First Trust International Equity Opportunities ETF	IPOX® Schuster LLC
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	Nasdaq, Inc.
First Trust Nasdaq Cybersecurity ETF	Nasdaq, Inc.
First Trust NASDAQ Global Auto Index Fund	Nasdaq, Inc.
First Trust Nasdaq Smartphone Index Fund	Nasdaq, Inc.
First Trust STOXX European Select Dividend Index Fund	STOXX Limited
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First Trust Dow Jones Global Select Dividend Index Fund
“Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and is licensed for use by S&P Dow Jones Indices LLC and sublicensed for use by First Trust. The First Trust Dow Jones Global Select Dividend Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, their affiliates or licensors (collectively, “S&P Dow Jones”). S&P Dow Jones makes no representation or warranty, express or implied, to the owners of the First Trust Dow Jones Global Select Dividend Index Fund or any member of the public regarding the advisability of trading in the First Trust Dow Jones Global Select Dividend Index Fund. S&P Dow Jones’ only relationship to First Trust with respect to the Select Dividend Index is the licensing of the Dow Jones Global Select Dividend Index and certain related trademarks. The Select Dividend Index is determined, composed and calculated by S&P Dow Jones without regard to First Trust or the First Trust Dow Jones Global Select Dividend Index Fund. S&P Dow Jones has no obligation to take the needs of First Trust or the owners of the First Trust Dow Jones Global Select Dividend Index Fund into consideration in determining, composing or calculating the Dow Jones Global Select Dividend IndexSM. S&P Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the First Trust Dow Jones Global Select Dividend Index Fund to be listed or in the determination or calculation of the equation by which the First Trust Dow Jones Global Select Dividend Index Fund is to be converted into cash. S&P Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the First Trust Dow Jones Global Select Dividend Index Fund.
S&P DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES GLOBAL SELECT DIVIDEND INDEXSM OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTION THEREIN. S& P DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES GLOBAL SELECT DIVIDEND INDEXSM OR ANY DATA RELATED THERETO. S&P DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES GLOBAL SELECT DIVIDEND INDEXSM OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES AND FIRST TRUST.
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
The shares of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or by the London Stock Exchange Plc (the “London Exchange”), The Financial Times Limited (“FT”), Euronext N.V. (“Euronext”), European Public Real Estate Association (“EPRA”) and National Association of Real Estate Investment Trusts (“NAREIT”) and neither FTSE, Euronext, London Exchange, FT, EPRA nor NAREIT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Index and/or the figure at which the said Developed Index stands at any particular time on any particular day or otherwise. The Developed Index is compiled and calculated by FTSE. However, neither FTSE, Euronext, London Exchange, FT, EPRA nor NAREIT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE, Euronext, London Exchange, FT, EPRA or NAREIT shall be under any obligation to advise any person of any error therein.
FTSE® is a trademark of the London Exchange and the FT and is used by FTSE under license. EPRA® is a trademark of the EPRA and NAREIT® is a trademark of the NAREIT.
First Trust Indxx Global Agriculture ETF
First Trust Indxx Global Natural Resources Income ETF
The First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources Income ETF are not sponsored, endorsed, sold or promoted by Indxx, LLC (“Indxx”). Indxx makes no representation or warranty, express or implied, to the owners of the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources Income ETF (“Indxx Funds”) or any member of the public regarding the advisability of trading in the Indxx Funds. Indxx’s only relationship to First Trust is the licensing of certain trademarks and trade names of Indxx and of the Indexes which are determined, composed and calculated by Indxx without regard to First Trust or the Indxx Funds. Indxx has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the Index. Indxx is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Indxx Funds to be listed or in the determination or calculation of the equation by which the Indxx Funds are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Indxx Funds.
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INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN AND INDXX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE INDXX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN INDXX AND FIRST TRUST.
First Trust International Equity Opportunities ETF
The First Trust International Equity Opportunities ETF is not sponsored, endorsed, sold or promoted by IPOX® Schuster LLC (“IPOX®”). IPOX® makes no representation or warranty, express or implied, to the owners of the First Trust International Equity Opportunities ETF or any member of the public regarding the advisability of trading in the First Trust International Equity Opportunities ETF. IPOX®’s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX® and of the U.S. IPOX® International Index, which is determined, composed and calculated by IPOX® without regard to First Trust or the First Trust International Equity Opportunities ETF.
IPOX® IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX® SCHUSTER LLC AND IPOX® SCHUSTER, IPOX®-100 AND IPOX®-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX® SCHUSTER LLC (WWW.IPOXSCHUSTER.COM) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX® SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT. A patent with respect to the IPOX® index methodology has been issued (U.S. Pat. No. 7,698,197). IPOX® is a registered international trademark of IPOX® (www.ipoxschuster.com).
First Trust BICK Index Fund
First Trust Cloud Computing ETF
First Trust Global Engineering and Construction ETF
First Trust Global Wind Energy ETF
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund
First Trust Nasdaq Cybersecurity ETF
First Trust NASDAQ Global Auto Index Fund
First Trust Nasdaq Smartphone Index Fund
The First Trust BICK Index Fund, First Trust Cloud Computing ETF, First Trust Global Engineering and Construction ETF, First Trust Global Wind Energy ETF, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund, First Trust Nasdaq Cybersecurity ETF, First Trust NASDAQ Global Auto Index Fund, and First Trust Nasdaq Smartphone Index Fund are not sponsored, endorsed, sold or promoted by Nasdaq, Inc., Clean Edge, Inc. (“Clean Edge”) or their affiliates (Nasdaq, Inc. and Clean Edge, collectively with their affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the First Trust BICK Index Fund, First Trust Cloud Computing ETF, First Trust Global Engineering and Construction ETF, First Trust Global Wind Energy ETF, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund, First Trust Nasdaq Cybersecurity ETF, First Trust NASDAQ Global Auto Index Fund, and First Trust Nasdaq Smartphone Index Fund (the “Nasdaq Funds”). The Corporations make no representation or warranty, express or implied to the owners of the Nasdaq Funds or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly, or the ability of the ISE BICKTM (Brazil, India, China, South Korea) Index, ISE Cloud ComputingTM Index, ISE Global Engineering and ConstructionTM Index, ISE Clean Edge Global Wind EnergyTM Index, NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM, Nasdaq CTA Cybersecurity IndexSM, NASDAQ OMX Global Auto IndexSM or Nasdaq CTA Smartphone IndexSM to track general stock market or sector performance. The Corporations’ only relationship to First Trust Advisors L.P. (“Licensee”) is in the licensing of: (a) certain intellectual property, including the ISE BICKTM (Brazil, India, China, South Korea) Index, ISE Cloud ComputingTM Index, ISE Global Engineering and ConstructionTM Index, ISE Clean Edge Global Wind EnergyTM Index, NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM, Nasdaq CTA Cybersecurity IndexSM, NASDAQ OMX Global Auto IndexSM or Nasdaq CTA Smartphone IndexSM, and certain trade names, trademarks or service marks of the Corporations; and (b) the use of the ISE BICKTM (Brazil, India, China, South Korea) Index, ISE Cloud ComputingTM Index, ISE Global Engineering and ConstructionTM Index, ISE Clean Edge Global Wind EnergyTM Index, NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM, Nasdaq CTA Cybersecurity IndexSM, NASDAQ OMX Global Auto IndexSM or Nasdaq CTA Smartphone IndexSM, which each is determined and composed by the Corporations without regard to Licensee or the Nasdaq Funds, as a benchmark or a component of a pricing or settlement mechanism for
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each Fund. The Corporations neither recommend nor endorse any investment in the Indices or any Nasdaq Fund based thereon. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Nasdaq Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Nasdaq Funds. Neither the Indices nor the Nasdaq Funds should be construed as investment advice by the Corporations.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE ISE BICKTM (BRAZIL, INDIA, CHINA, SOUTH KOREA) INDEX, ISE CLOUD COMPUTINGTM INDEX, ISE GLOBAL ENGINEERING AND CONSTRUCTIONTM INDEX, ISE CLEAN EDGE GLOBAL WIND ENERGYTM INDEX, NASDAQ OMX® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEXSM, NASDAQ CTA CYBERSECURITY INDEXSM, NASDAQ OMX GLOBAL AUTO INDEXSM or NASDAQ CTA SMARTPHONE INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY LICENSEE OR THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ISE BICKTM (BRAZIL, INDIA, CHINA, SOUTH KOREA) INDEX, ISE CLOUD COMPUTINGTM INDEX, ISE GLOBAL ENGINEERING AND CONSTRUCTIONTM INDEX, ISE CLEAN EDGE GLOBAL WIND ENERGYTM INDEX, NASDAQ OMX® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEXSM, NASDAQ CTA CYBERSECURITY INDEXSM, NASDAQ OMX GLOBAL AUTO INDEXSM or NASDAQ CTA SMARTPHONE INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ISE BICKTM (BRAZIL, INDIA, CHINA, SOUTH KOREA) INDEX, ISE CLOUD COMPUTINGTM INDEX, ISE GLOBAL ENGINEERING AND CONSTRUCTIONTM INDEX, ISE CLEAN EDGE GLOBAL WIND ENERGYTM INDEX, NASDAQ OMX® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEXSM, NASDAQ CTA CYBERSECURITY INDEXSM, NASDAQ OMX GLOBAL AUTO INDEXSM or NASDAQ CTA SMARTPHONE INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
First Trust STOXX® European Select Dividend Index Fund
“ STOXX” is a trademark of STOXX and has been licensed for use for certain purposes by First Trust and the First Trust STOXX® European Select Dividend Index Fund. STOXX Limited and its licensors (the “Licensors”) have no relationship to First Trust, other than the licensing of the STOXX® Europe Select Dividend 30 Index and the related trademarks for use in connection with the First Trust STOXX® European Select Dividend Index Fund.
STOXX and its Licensors do not:
•	sponsor, endorse, sell or promote the First Trust STOXX® European Select Dividend Index Fund.
•	recommend that any person invest in the First Trust STOXX® European Select Dividend Index Fund or any other securities.
•	have any responsibility or liability for or make any decisions about the timing, amount or pricing of First Trust STOXX® European Select Dividend Index Fund.
•	have any responsibility or liability for the administration, management or marketing of the First Trust STOXX® European Select Dividend Index Fund.
•	consider the needs of the First Trust STOXX® European Select Dividend Index Fund or the owners of the First Trust STOXX® European Select Dividend Index Fund in determining, composing or calculating the STOXX® Europe Select Dividend 30 Index or have any obligation to do so.
•	STOXX and its Licensors give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the First Trust STOXX® European Select Dividend Index Fund or their performance.
•	STOXX does not assume any contractual relationship with the purchasers of the First Trust STOXX® European Select Dividend Index Fund or any other third parties.
Specifically,
•	STOXX and its Licensors do not give any warranty, express or implied, and exclude any liability about:
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○	The results to be obtained by the First Trust STOXX® European Select Dividend Index Fund, the owner of the First Trust STOXX® European Select Dividend Index Fund or any other person in connection with the use of the STOXX® Europe Select Dividend 30 Index and the data included in the STOXX® Europe Select Dividend 30 Index;
○	The accuracy, timeliness, and completeness of the STOXX® Europe Select Dividend 30 Index and its data;
○	The merchantability and the fitness for a particular purpose or use of the STOXX® Europe Select Dividend 30 Index and its data;
○	The performance of the First Trust STOXX® European Select Dividend Index Fund generally.
•	STOXX and its Licensors give no warranty and exclude any liability, for any errors, omissions or interruptions in the STOXX® Europe Select Dividend 30 Index or its data;
•	Under no circumstances will STOXX or its Licensors be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the STOXX® Europe Select Dividend 30 Index or its data or generally in relation to the First Trust STOXX® European Select Dividend Index Fund, even in circumstances where STOXX or its Licensors are aware that such loss or damage may occur.
The licensing agreement between First Trust and STOXX is solely for their benefit and not for the benefit of the owners of the First Trust STOXX® European Select Dividend Index Fund or any other third parties.
STOXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STOXX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STOXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STOXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STOXX HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN STOXX AND FIRST TRUST OR THE FUND.
Additional Service Providers. First Trust has engaged certain agents (the “Calculation Agents”) to calculate and disseminate the intra-day values for the shares of the Funds. The Funds will reimburse First Trust for some or all of the fees paid for such service.
Exchanges. The only relationship that NYSE Arca has with First Trust or the Distributor of the Funds in connection with the Funds is that NYSE Arca lists the shares of certain of the Funds and disseminates the intra-day portfolio values of certain Funds pursuant to its listing agreement with the Trust. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Funds or in the determination or calculation of the net asset value of the Funds. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.
The only relationship that Nasdaq has with First Trust or the Distributor of the Funds in connection with the Funds is that Nasdaq lists the shares of certain of the Funds and disseminates the intra-day portfolio values of certain Funds pursuant to its listing agreement with the Trust. Nasdaq is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Funds or in the determination or calculation of the net asset value of the Funds. Nasdaq has no obligation or liability in connection with the administration, marketing or trading of the Funds.
Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers.  The amounts of these payments vary by intermediary.  The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary,
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(vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement.  All fees payable by First Trust under this category of services may be charged back to a Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing a Fund on its trading system) and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.
When not provided for in a marketing support or program servicing agreement, First Trust and/ or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
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The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of a Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Additional Information
Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.
DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any
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records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Intra-Day Portfolio Value. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated every 15 seconds throughout its trading day, provided, that upon the closing of such non-U.S. exchange, the closing price of the security will be used throughout the remainder of the business day where the markets remain open. These exchange rates may differ from those used by First Trust and consequently result in intra-day portfolio values that may vary. Furthermore, in calculating the intra-day portfolio values of each Fund’s shares, the Calculation Agent shall use the exchange rates throughout the day (9:00 a.m. to 4:15 p.m. Eastern Time) that it deems to be most appropriate.
Policy Regarding Investment in Other Investment Companies. The Funds will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.
Information for Investors in the European Economic Area
In relation to each Member State of the European Economic Area (“EEA”) which has implemented the EU Directive on Alternative Investment Fund Managers (Directive (2011/61/EU)) (the “AIFM Directive”), the Prospectus, and any summary Prospectus or SAI relating to the Funds, may only be distributed and shares may only be offered or placed in a Member State to the extent that: (1) the Funds are permitted to be marketed to professional investors in the relevant member state in accordance with the AIFM Directive (as implemented into the local law/regulations of the relevant Member State); or otherwise (2) the Prospectus and SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).
In relation to each Member State of the EEA which, at the date of this SAI, has not implemented the AIFM Directive, the Prospectus and the SAI may only be distributed and shares may only be offered or placed to the extent that this SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).
In addition, the following restrictions apply to the distribution of the Prospectus and SAI in the following Member States:
Information for Investors in the United Kingdom
Subject always to the foregoing notice in respect of the EEA, this SAI is being issued in the United Kingdom by First Trust Global Portfolios Limited (which is authorized and regulated by the Financial Conduct Authority (the “FCA”)) only to and/or is directed only at persons who are professional clients or eligible counterparties for the purposes of the FCA’s Conduct of Business Sourcebook. The opportunity to invest in the Funds is only available to such persons in the United Kingdom, and the Prospectus and SAI must not be relied on or acted upon by any other persons in the United Kingdom.
Information for Investors in Ireland
The distribution of this Prospectus and SAI in Ireland and the offering or purchase of shares is restricted to the individual to whom it is addressed. Accordingly, it may not be reproduced in whole or in part, nor may its contents be distributed in writing or orally to any third party and it may be read solely by the person to whom it is addressed and his/her professional advisers. Shares in the Fund will not be offered or sold by any person:
(a)	otherwise than in conformity with the provisions of the European Communities (Markets in Financial Instruments) Regulations 2007 and the European Union (Alternative Investment Fund Managers) Regulations 2013, each as amended; or
(b)	in any way which would require the publication of a prospectus under the Companies Act 2014 or any regulations made thereunder; or
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(c)	in Ireland except in all circumstances that will result in compliance with all applicable laws and regulations in Ireland.
AIFM Directive Disclosures
Background. The AIFM Directive is a European Union (“EU”) directive which regulates the management and marketing of funds within the EEA. The AIFM Directive distinguishes between EU and non-EU funds and EU and non-EU fund managers and different obligations apply under the AIFM Directive depending on where the fund is based and where the manager is based. Certain disclosure, transparency and reporting obligations are imposed on non-EU fund managers wishing to market funds to investors in the EEA. There are additional requirements imposed on EU fund managers, which do not currently apply to First Trust.
To the extent not already disclosed to you prior to your investment in the Funds, the purpose of this section of the SAI is to satisfy the disclosures which are required to be provided to you under the AIFM Directive.
Overview of the Funds and the Service Providers. The Funds are non-EU AIFs (“AIF” means an alternative investment fund for the purposes of the AIFM Directive).
First Trust Advisors L.P. (“First Trust”) is the AIFM of the Funds (“AIFM” means an alternative investment fund manager for the purposes of the AIFM Directive). First Trust is a non-EU AIFM.
The Trust has entered into agreements with various service providers including First Trust (as the Investment Advisor), the Custodian, Distributor, Transfer Agent, Administrator, index providers and the exchanges where each Fund is listed in respect of the Funds. Further details regarding the duties and roles of such service providers can be found in the Prospectus and the SAI for the Funds.
In addition to the parties listed above, the Trust has appointed (i) Chapman and Cutler LLP as its legal counsel which advises it on US legal matters; (ii) Deloitte & Touche LLP as the Funds’ auditors who undertake to audit the Funds’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) (United States); and (iii) CT Corporation System as the Funds’ registered agent.
First Trust is not required to ensure that the Funds appoint, and the Funds have not appointed, a depositary for purposes of the AIFM Directive (a depositary in the context of the AIFM Directive, has a specific role and function. The appointment of such depositary is not required for non-EU AIFs with non-EU AIFMs). As such investors in the Funds have no rights as against any person in respect of the duties or liabilities of a depositary under the AIFM Directive.
Investors’ Contractual Rights. In respect of each of the service providers to the Funds, investors who purchase shares in the Funds in the secondary market have no direct rights of action against the service providers, as a matter of contract law or under the establishment documents of the Trust. The proper plaintiff in an action in respect of which a wrongdoing is alleged to have been committed against the Funds or the Trust by a service provider is, prima facie, the Trust itself. An investor may bring a derivative or similar action or proceeding (“Derivative Action”) against the Trust or a Fund to recover a judgment in its favor in accordance with the provisions of the Declaration. Accordingly, investors would have no direct contractual right against the relevant service provider for breach of the agreement governing its appointment by the Trust. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.
Investment in the Funds. Investors will buy shares in the Funds in secondary market transactions through brokers and will not subscribe for shares from the Trust directly. As such, there is no direct contractual relationship between the Funds and the investor in connection with the purchase or sale of shares. While the Funds are established under Massachusetts law and Massachusetts law does facilitate the enforcement of judgments obtained in foreign jurisdictions, investors who buy shares on the secondary market will have no direct contractual right of action against the Funds. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.
Redemption from the Funds. Non-US investors will sell shares in secondary market transactions through brokers and will not redeem shares from the Funds directly. Shares can be sold throughout the trading day like other publically traded shares. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail.
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Liquidity Risk Management. Investors should note that while First Trust is not required to implement liquidity management arrangements in accordance with the AIFM Directive in respect of the Funds, the Funds are subject to the liquidity limitations established by the SEC. The Trustees have delegated to First Trust the day-to-day determination of illiquidity of equity and fixed income securities as described under “Illiquid Securities” in the SAI.
Treatment of Investors. The Trust and the AIFM do not offer any investors preferential treatment or the right to obtain preferential treatment. Whilst the Trust does not take specific steps to ensure the fair treatment of investors, under the 1940 Act the Trustees are required to monitor how a Fund operates and oversee matters where the interests of the Fund and its shareholders may differ from those of its investment adviser.
First Trust is registered as an investment adviser with the SEC, and is subject to regulation and oversight designed to protect shareholders. Under the Investment Advisers Act of 1940, First Trust is a fiduciary to its clients, the Funds, and is therefore required to act in the best interests of clients and to place the interests of clients before its own.
Information Regarding the use of Leverage and Collateral. The AIFM Directive requires disclosure of certain information relating to leverage, collateral and asset re-use arrangements. The Funds may obtain leverage through the use of derivatives and other non-fully funded investments such as reverse repurchase agreements, firm commitment agreements, standby commitment agreements if, and to the extent that, such transactions are (i) disclosed in the Funds’ Prospectus and SAI and (ii) deemed appropriate investments by First Trust. These leveraged trading practices generally have not been prohibited by the SEC, though the SEC has published guidance on the manner in which the Funds may cover their leveraged trading practices to limit leverage and avoid the need to address the leverage concerns in Section 18 of the 1940 Act, which severely restricts how the Funds may use leverage. All arrangements entered into by First Trust on behalf of the Funds which result in leverage follow the parameter of the guidance published by the SEC.
As a non-EU AIFM, First Trust is not obliged to set a maximum permitted level of leverage which it may employ in its management of the Funds. The total amount of leverage employed by the Funds is provided at www.ftglobalportfolios.com.
Investors should refer to the “Investment Objectives and Policies” and “Investment Strategies” section of the SAI for more details on the use and risk of leverage by the Funds.
Shareholder Voting Rights. The Declaration requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. The Funds’ fundamental policies, as described in the “Investment Objectives and Policies” section of the SAI, may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. Please refer to the SAI for further information.
Net Asset Value. The latest NAV of the Funds, and the latest NAV per share of each class of share of the Funds, is available online at: www.ftglobalportfolios.com and online stock quote services. Generally investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares of the Funds will therefore be available at the relevant market price rather than NAV.
The historical performance of the Funds since inception is available online at: www.ftglobalportfolios.com.
Accounts. Under the AIFM Directive, First Trust is required to make available the annual report of the Funds that it markets in the EEA. This must be prepared by no later than 6 months following the end of the financial year and contain certain specific content requirements set out in the AIFM Directive. Once the annual report has been produced, it will be made available to investors in the manner as set out in the Prospectus.
Professional Liability Requirements/Delegation by the AIFM/Valuation. As a non-EU AIFM, First Trust is not subject to certain EU requirements relating to (i) the cover of professional liability risk by holding either additional own funds or appropriate professional liability insurance; (ii) permitted delegation and the management and disclosure of conflicts of interest relating to any such delegation; and (iii) valuation as set out in Article 19 of the AIFM Directive. As such, no disclosures for the purposes of the AIFM Directive have been made. Notwithstanding this, First Trust and the Funds continue to comply with their requirements under US law.
Periodic Disclosure Obligations. The following information will be disclosed to Fund shareholders on a periodic basis by way of a posting being made on www.ftglobalportfolios.com:
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•	the percentage of each Fund’s assets, if any, that are subject to special arrangements arising from their illiquid nature (including, but not limited to, deferrals of redemptions and suspensions);
•	the current risk profile of each Fund and the risk management systems employed by the AIFM to manage those risks; and
•	the total amount of leverage employed by each Fund, if any.
Whenever any new arrangements for managing the liquidity of the Funds are introduced including, but not limited to, any material changes to the liquidity management systems and procedures employed by First Trust, a disclosure to this effect will be uploaded on the Funds’ website. The Funds will ensure that a notice is uploaded on an expedited basis whenever deferrals or other similar special arrangements are activated or where redemptions of shares are suspended.
A notice will be posted without undue delay whenever there is a change to a maximum level of leverage which may be employed on behalf of a Fund; and any changes are made to the right of re-use of collateral or any changes to any guarantee granted under any leveraging arrangement.
Proxy Voting Policies and Procedures
The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently with the best interests of the Funds.
The Board has delegated to First Trust the proxy voting responsibilities for the Funds and has directed First Trust to vote proxies consistent with the Funds’ best interests. First Trust has engaged the services of ISS Institutional Services, Inc. (“ISS”), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust’s clients hold any securities of that company, First Trust will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.
First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all inclusive, they do provide guidance on First Trust’s general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit B. Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Funds’ website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.
Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Trust are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q are available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.
Beginning in April 2019, the Trust will cease to disclose the Funds’ holdings on Form N-Q and will disclose, on a monthly basis, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust will be available in the same manner as Form N-Q discussed above.
Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. Each Fund’s portfolio holdings are also available on the Funds’ website at www.ftportfolios.com. The Trust, First Trust, FTP and BNYM will not disseminate non-public information concerning the Trust.
Codes of Ethics. In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities
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that may be purchased or held by the Funds; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
Creation and Redemption of Creation Unit Aggregations
Creation. The Trust issues and sells shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.
A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or (ii) a designated portfolio of equity securities determined by First Trust—the “Deposit Securities”—per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index and generally an amount of cash—the “Cash Component”—
computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.
The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.
The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.
Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.
The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund change as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available, may not be available in sufficient quantity for delivery or that might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.
Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the section entitled “Book Entry Only System”), must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below), and must have international operational capabilities. A DTC Participant is also referred to as an “Authorized Participant”. Investors should contact the Distributor for the names of
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AP that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for the creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Funds as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the transfer agent or an Authorized Participant.
For non-U.S. securities, Deposit Securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date (as defined below). If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the Creation Order, together with the applicable Creation Transaction Fee (as defined below) and additional variable amounts, as described below. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement (as described below).
All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Placement of Creation Orders. In order to purchase Creation Units of a Fund, an Authorized Participant must submit an order to purchase for one or more Creation Units. All such orders must be received by the Funds’ transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) in order to receive that day’s closing net asset value per share. Orders must be placed in proper form by or through an Authorized Participant which is a DTC Participant, i.e., a subcustodian of the Trust. Deposit Securities must be delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee and additional variable amounts, as described below. The “International Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Funds or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of such Fund are customarily traded. A custom order may be placed by an Authorized Participant in the event that the Funds permit or requires the substitution of an amount of cash to be added to the Cash Component (if applicable) to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason.
The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the International Contractual Settlement Date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be
40

sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.
A Creation Unit Aggregation will not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities, the payment of the Cash Component, the payment of any other cash amounts and the Creation Transaction Fee (as defined below) have been completed. When the required Deposit Securities which are U.S. securities have been delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities have been delivered to the Custodian and each relevant subcustodian confirms to the Custodian that the required Deposit Securities which are non-U.S. securities (or, when permitted in the sole discretion of Trust, the cash in lieu thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the transfer agent which, acting on behalf of the Trust, will issue and cause the delivery of the Creation Unit Aggregations. The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other relevant reasons. If the Distributor, acting on behalf of the Trust, determines that a “cash in lieu” amount will be accepted, the Distributor will notify the Authorized Participant and the transfer agent, and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by the Trust as discussed below.
In the event that an order for a Creation Unit is incomplete on the International Contractual Settlement Date because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities. The Trust may permit, in its discretion, the Authorized Participant to substitute a different security in lieu of depositing some or all of the Deposit Securities. Substitution of cash or a different security might be permitted or required, for example, because one or more Deposit Securities may be unavailable in the quantity needed or may not be eligible for trading by the Authorized Participant due to local trading restrictions or other restrictions.
To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115% which First Trust may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.
Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. In addition, an order may be rejected for practical reasons such as the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held or systems failures involving computer or other information systems affecting any relevant sub-custodian. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.
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All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) to BNYM that is currently $500 for the First Trust STOXX® European Select Dividend Index Fund, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund, First Trust Cloud Computing ETF and First Trust Nasdaq Cybersecurity ETF,$1,000 for the First Trust Global Wind Energy ETF, First Trust Nasdaq Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund and First Trust International Equity Opportunities ETF, $1,500 for the First Trust Global Engineering and Construction ETF, $2,000 for the First Trust Dow Jones Global Select Dividend Index Fund, First Trust Indxx Global Natural Resources Income ETF and First Trust Indxx Global Agriculture ETF, $2,500 for the First Trust BICK Index Fund and $4,500 for the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Funds’ portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Funds’ portfolio is adjusted to conform to changes in the composition of the Index. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
As discussed above, shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with a Fund cash at least equal to 115% of the market value of the missing Deposit Securities.
Redemption of Fund Shares in Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the transfer agent and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation. A redeeming beneficial owner must maintain appropriate security arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of the portfolio securities are customarily traded. If such arrangements cannot be made, or it is not possible to effect deliveries of the portfolio securities in a particular jurisdiction or under certain other circumstances (for example, holders may incur unfavorable tax treatment in some countries if they are entitled to receive “in-kind” redemption proceeds), Fund shares may be redeemed for cash at the discretion of First Trust.
With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Securities (as defined below) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities (as defined below) received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of a portfolio of securities (“Fund Securities”)—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is
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suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.
Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) to BNYM that is currently $500 for the First Trust STOXX® European Select Dividend Index Fund, First Trust NASDAQ® Clean Edge Smart Grid Infrastructure Index Fund, First Trust Cloud Computing ETF and First Trust Nasdaq Cybersecurity ETF, $1,000 for the First Trust Global Wind Energy ETF, First Trust Nasdaq Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund and First Trust International Equity Opportunities ETF, $1,500 for the First Trust Global Engineering and Construction ETF, $2,000 for the First Trust Dow Jones Global Select Dividend Index Fund, First Trust Indxx Global Natural Resources Income ETF and First Trust Indxx Global Agriculture ETF, $2,500 for the First Trust BICK Index Fund and $4,500 for the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in a Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as a Fund’s portfolio is adjusted to conform to changes in the composition of the Index. A Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.
Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of a Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNYM (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of a Fund specified in such order, which delivery must be made through DTC to BNYM; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
Deliveries of Fund Securities to investors are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Under the 1940 Act, the Fund would generally be required to make payment of redemption proceeds within seven days after a security is tendered for redemption. However, because the settlement of redemptions of Fund shares is contingent not only on the settlement cycle of the U.S. securities markets, but also on delivery cycles of foreign markets, pursuant to an exemptive order on which the Fund may rely, the Fund’s in-kind redemption proceeds must be paid within the maximum number of calendar days required for such payment or satisfaction in the principal local foreign markets where transactions in portfolio securities customarily clear and settle, but generally no later than 12 calendar days following tender of a Creation Unit Aggregation.
In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Funds, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.
To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Funds’ transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BNYM and marked to market daily, and that the fees of BNYM and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. If the Authorized Participant’s agreement provides for collateralization, it will permit the Trust, on behalf of the affected Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
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The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BNYM according to the procedures set forth in this SAI under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BNYM by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to BNYM prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BNYM on such Transmittal Date. If, however, a redemption order is submitted to BNYM by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to BNYM by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value.
Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Because the portfolio securities of the Funds may trade on the relevant exchange(s) on days that the listing exchange for a Fund is closed or that are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase and sell shares of such Fund on the listing exchange for a Fund, on days when the net asset value of such Fund could be significantly affected by events in the relevant foreign markets.
Regular Holidays
Each Fund generally intends to effect deliveries of Creation Units and securities in its portfolio on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). A Fund may effect deliveries of Creation Units and portfolio securities on a basis other than “T” plus two in order to accommodate local holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. It is not expected, however, that a Fund will take more than twelve calendar days from the date of the tender to deliver the redemption proceeds. The holidays applicable to a Fund during such periods are
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listed below. Certain holidays may occur on different dates in subsequent years. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
The dates of the regular holidays affecting the relevant securities markets from February 2019 through January 2020 of the below-listed countries are as follows:
Argentina	Australia	Austria	Belgium	Brazil	Canada	Chile
March 4 March 5 April 2 April 19 May 1 June 20 July 9 November 19 December 25 January 1	April 22 April 25 June 10 December 25 December 26 January 1 January 28	April 19 April 22 May 1 June 10 December 24 December 25 December 26 December 31 January 1	April 19 April 22 May 1 December 25 December 26 January 1	March 4 March 5 April 19 May 1 June 20 November 15 November 20 December 24 December 25 December 31 January 1 January 25	February 18 April 19 May 20 July 1 August 5 September 2 October 14 December 25 December 26 January 1	April 19 May 1 May 21 July 16 August 15 September 18 September 19 November 1 December 25 January 1
China	Denmark	Finland	France	Germany	Greece	Hong Kong
February 4 February 5 February 6 February 7 February 8 April 5 May 1 June 7 September 13 October 1 October 2 October 3 October 4 October 7 January 1	April 18 April 19 April 22 May 17 May 30 June 5 June 10 December 25 December 26 January 1	April 19 April 22 May 1 May 30 June 22 November 2 December 6 December 25 December 26 January 1 January 6	April 19 April 22 May 1 December 25 December 26 January 1	April 19 April 21 May 1 June 10 October 3 December 25 December 26 January 1	March 11 March 25 April 19 April 22 April 26 April 29 May 1 June 17 August 15 October 28 December 24 December 25 December 26 January 1	February 5 February 6 February 7 April 5 April 19 April 22 May 1 May 13 June 7 July 1 October 1 October 7 December 25 December 26 January 1
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India	Ireland	Israel	Italy	Japan	Malaysia	Mexico
March 4 March 21 April 14 May 1 June 5 August 15 September 2 October 2 October 28 October 29 December 25	March 17 April 22 May 6 June 3 August 5 October 28 December 25 December 26 January 1	March 21 April 25 April 26 May 8 May 9 June 9 August 11 September 29 September 30 October 1 October 8 October 9 October 13 October 14 October 20 October 21	April 19 April 22 May 1 August 15 December 24 December 25 December 26 December 31 January 1	February 11 March 21 April 29 May 3 May 4 May 6 July 15 August 12 September 16 September 23 October 14 November 4 November 23 December 31 January 1 January 2 January 3 January 14	February 1
February 4
February 5
February 6
May 1
May 20
May 22
May 30
May 31
June 4
June 5
June 6
August 12
September 2
September 9
September 16
October 28
November 10
December 25
January 1
					January 21	February 4 March 18 April 18 April 19 May 1 September 16 November 18 December 12 December 25 January 1
New Zealand	Netherlands	Norway	Portugal	Singapore	South Africa	South Korea
February 6 April 19 April 22 April 25 June 3 October 28 December 25 December 26 January 1 January 2	April 19 April 22 May 1 December 25 December 26 January 1	April 17 April 18 April 19 April 22 May 1 May 17 May 30 June 10 December 24 December 25 December 26 December 31 January 1	April 19 April 22 May 1 December 25 December 26 January 1	February 4 February 5 February 6 April 19 May 1 May 20 June 5 August 9 August 12 October 28 December 24 December 25 December 31 January 1	March 21 April 19 April 22 May 1 August 9 September 24 December 16 December 25 December 26 January 1	February 4 February 5 February 6 March 1 May 1 May 6 June 6 August 15 September 12 September 13 October 3 October 9 December 25 December 31 January 1
Spain	Sweden	Switzerland	Taiwan	Thailand	United Kingdom	United States
April 19 May 1 December 25 January 1	April 19 April 22 May 1 May 30 June 6 December 24 December 25 December 26 December 31 January 1	April 19 April 22 May 1 May 30 June 10 August 1 December 24 December 25 December 26 December 31 January 1 January 2	February 4 February 5 February 6 February 7 February 8 February 28 April 4 April 5 May 1 June 7 September 13 October 10 January 1	February 19 April 8 April 15 April 16 May 1 May 20 July 16 July 29 August 12 October 14 October 23 December 5 December 10 December 31 January 1	April 19 April 22 May 6 May 27 August 26 December 24 December 25 December 26 January 1	February 18 April 19 May 27 July 3 July 4 September 2 November 28 November 29 December 24 December 25 January 1 January 20
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Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.
As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
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Distributions
Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as each of the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by a Fund itself. Dividends received by a Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. A Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. A Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.
Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be reported by a Fund as being eligible for the dividends received deduction.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.
Taxes on Purchase and Redemption of Creation Units
If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units
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for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Nature of Fund’s Investments
Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Funds’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Investments in Certain Foreign Corporations
If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.
Backup Withholding
A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial
49

assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.  This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Income Not Effectively Connected. If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Funds in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.
Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.
Income Effectively Connected. If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.
Capital Loss Carryforward
Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the RIC Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2018, the Funds had pre-enactment and post-enactment capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used
50

to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Fund	Capital Loss Available through	Post- Enactment No Expiration	Total Capital Loss Available
	9/30/2019
First Trust BICK Index Fund	$—	$11,451,439	$11,451,439
First Trust Cloud Computing ETF	—	5,702,175	5,702,175
First Trust Dow Jones Global Select Dividend Index Fund	323,583	56,095,297	56,418,880
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	1,838	559,480	561,318
First Trust Global Engineering and Construction ETF	615,538	6,626,704	7,242,242
First Trust Global Wind Energy ETF	9,549,964	48,780,849	58,330,813
First Trust Indxx Global Natural Resources Income ETF	—	61,284,474	61,284,474
First Trust Indxx Global Agriculture ETF	—	19,010,611	19,010,611
First Trust International Equity Opportunities ETF	—	1,775,031	1,775,031
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	—	1,384,015	1,384,015
First Trust Nasdaq Cybersecurity ETF	—	9,806,210	9,806,210
First Trust NASDAQ Global Auto Index Fund	—	2,583,438	2,583,438
First Trust Nasdaq Smartphone Index Fund	—	734,447	734,447
First Trust STOXX® European Select Dividend Index Fund	161,155	12,644,433	12,805,588
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
The per-share net asset value of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by a Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:
(1)	Common stocks and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities. For securities traded on an exchange that provides both an official closing price and a last sale price, the Advisor's Pricing Committee, at its discretion, shall determine to use either the last sale price or the official closing price, depending on which price reflects the appropriate market value.
(2)	Shares of open-end mutual funds are valued at fair value which is based on NAV per share.
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(3)	Securities traded in the OTC market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(4)	Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(5)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:
(1)	Fixed-income securities, convertible securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.
(2)	Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
(i)	the credit conditions in the relevant market and changes thereto;
(ii)	the liquidity conditions in the relevant market and changes thereto;
(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)	issuer-specific conditions (such as significant credit deterioration); and
(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)	Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at amortized cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor’s Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.
If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio security pursuant to established valuation procedures. From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor’s Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from
52

pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by a Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of a Fund, the value of a Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in a Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income of a Fund, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of each Fund purchased in the secondary market.
Miscellaneous Information
Counsel.     Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.
Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. The firm audits the Funds' financial statements and performs other related audit services.
Financial Statements
The audited financial statements and notes thereto for the Funds, contained in the Annual Report to Shareholders dated September 30, 2018, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at www.sec.gov.
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Exhibit A—Principal Holders Table
NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST BICK INDEX FUND
Brown Brothers Harriman & Co./ETF	68.96%
J.P. Morgan Securities LLC/JPMC	5.46%
FIRST TRUST CLOUD COMPUTING ETF
Merrill Lynch, Pierce, Fenner & Smith Safekeeping	35.98%
Charles Schwab & Co., Inc.	8.36%
National Financial Services LLC	6.04%
Morgan Stanley Smith Barney LLC	5.25%
FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
Wells Fargo Clearing Services, LLC	17.85%
Morgan Stanley Smith Barney LLC	12.68%
National Financial Services LLC	10.78%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	7.73%
UBS Financial Services Inc.	6.99%
Charles Schwab & Co., Inc.	5.30%
TD Ameritrade Clearing, Inc.	5.29%
FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND
Morgan Stanley Smith Barney LLC	17.57%
Charles Schwab & Co., Inc.	13.38%
Raymond James & Associates, Inc.	13.22%
Wells Fargo Clearing Services, LLC	13.13%
American Enterprise Investment Services Inc.	8.27%
UBS Financial Services Inc.	5.04%
FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF
J.P. Morgan Securities LLC/JPMC	16.73%
National Financial Services LLC	13.43%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	8.90%
Charles Schwab & Co., Inc.	7.10%
UBS Financial Services Inc.	5.78%
Morgan Stanley Smith Barney LLC	5.76%
Raymond James & Associates, Inc.	5.55%
FIRST TRUST GLOBAL WIND ENERGY ETF
Charles Schwab & Co., Inc.	12.82%
National Financial Services LLC	10.23%
Wells Fargo Clearing Services, LLC	8.34%
Pershing LLC	7.58%
Morgan Stanley Smith Barney LLC	7.48%
TD Ameritrade Clearing, Inc.	6.14%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	5.74%
American Enterprise Investment Services Inc.	5.15%

NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST INDXX GLOBAL AGRICULTURE ETF
J.P. Morgan Securities LLC/JPMC	20.37%
TD Ameritrade Clearing, Inc.	17.95%
Citibank, N.A.	12.47%
National Financial Services LLC	10.08%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	5.38%
Pershing LLC	5.36%
FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF
National Financial Services LLC	23.20%
Pershing LLC	9.33%
Charles Schwab & Co., Inc.	8.66%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	8.50%
TD Ameritrade Clearing, Inc.	8.27%
J.P. Morgan Securities LLC/JPMC	5.54%
FIRST TRUST INTERNATIONAL EQUITY OPPORTUNITIES ETF
TD Ameritrade Clearing, Inc.	33.30%
LPL Financial Corporation	18.46%
Credit Suisse Securities (USA) LLC	7.37%
FIRST TRUST NASDAQ® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEX FUND
National Financial Services LLC	14.06%
Morgan Stanley Smith Barney LLC	10.70%
Charles Schwab & Co., Inc.	10.55%
TD Ameritrade Clearing, Inc.	9.75%
UBS Financial Services Inc.	7.37%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	7.12%
Pershing LLC	6.95%
FIRST TRUST NASDAQ CYBERSECURITY ETF
Morgan Stanley Smith Barney LLC	26.35%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	15.29%
National Financial Services LLC	7.41%
Charles Schwab & Co., Inc.	5.73%
The Northern Trust Company	5.32%
FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND
National Financial Services LLC	34.70%
Morgan Stanley Smith Barney LLC	15.46%
Pershing LLC	5.88%
Charles Schwab & Co., Inc.	5.77%
FIRST TRUST NASDAQ SMARTPHONE INDEX FUND
J.P. Morgan Securities LLC/JPMC	15.76%
Charles Schwab & Co., Inc.	15.53%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	12.74%
National Financial Services LLC	11.69%
TD Ameritrade Clearing, Inc.	10.10%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	5.15%

NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST STOXX® EUROPEAN SELECT DIVIDEND INDEX FUND
Morgan Stanley Smith Barney LLC	20.27%
UBS Financial Services Inc.	13.41%
National Financial Services LLC	11.99%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	7.75%
Wells Fargo Clearing Services, LLC	7.12%
(1)	American Enterprise Investment Services Inc.: 901 3RD Avenue South, Minneapolis, Minnesota 55474
(2)	Brown Brothers Harriman & Co./ETF: 525 Washington Blvd., Jersey City, New Jersey 07310
(3)	Charles Schwab & Co., Inc.: 2423 E Lincoln Drive, Phoenix, Arizona 85016
(4)	Citibank, N.A.: 3801 Citibank Center, B/3Rd Floor/Zone 12, Tampa, Florida 33610
(5)	Credit Suisse Securities (USA) LLC: 7033 Louis Stevens Drive, Global Proxy Services, Research Triangle Park, North Carolina 27560
(6)	J.P. Morgan Securities LLC/JPMC: 500 Stanton Christiana Road, OPS 4, Newark, Delaware 19713
(7)	LPL Financial Corporation: 9785 Towne Centre Drive ,San Diego, California 92121
(8)	Merrill Lynch, Pierce, Fenner & Smith Incorporated: 4804 Deer Lake Dr E, Jacksonville, Florida 32246
(9)	Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF: 4804 Deer Lake Dr E, Jacksonville, Florida 32246
(10)	Morgan Stanley Smith Barney LLC: 1300 Thames St 6th Floor, Baltimore, Maryland 21231
(11)	National Financial Services LLC: 499 Washington Boulevard, Jersey City, New Jersey 07310
(12)	Pershing LLC: One Pershing Plaza, Jersey City, New Jersey 07399
(13)	Raymond James & Associates, Inc.: 880 Carillon Parkway, St. Petersburg, Florida 33716
(14)	TD Ameritrade Clearing, Inc.: 200 S. 108th Ave., Omaha, Nebraska 68154
(15)	The Northern Trust Company: 801 S Canal Street, Chicago, Illinois 60607
(16)	UBS Financial Services Inc.: 1000 Harbor Blvd, Weehawken, New Jersey 07086
(17)	Wells Fargo Clearing Services, LLC: 2801 Market Street H0006-09B, St. Louis, Missouri 63103

Exhibit B—Proxy Voting Guidelines
United States
Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2019
Published December 18, 2018
www.issgovernance.com
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
➤	General Recommendation: Generally vote for director nominees, except under the following circumstances:
Independence
Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
➤	Independent directors comprise 50 percent or less of the board;
➤	The non-independent director serves on the audit, compensation, or nominating committee;
➤	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
➤	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
➤	Medical issues/illness;
➤	Family emergencies; and
➤	Missing only one meeting (when the total of all meetings is three or fewer).
➤	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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U.S. Concise Proxy Voting Guidelines

➤	Sit on more than five public company boards; or
➤	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[3].
Diversity: Highlight boards with no gender diversity. For 2019 meetings, no adverse vote recommendations will be made due to a lack of gender diversity.
For companies in the Russell 3000 or S&P 1500 indices, effective for meetings on or after Feb. 1, 2020, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies when there are no women on the company's board. Mitigating factors include:
➤	A firm commitment, as stated in the proxy statement, to appoint at least one female to the board in the near term;
➤	The presence of a female on the board at the preceding annual meeting; or
➤	Other relevant factors as applicable.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
➤	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
➤	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
➤	Rationale provided in the proxy statement for the level of implementation;
➤	The subject matter of the proposal;
➤	The level of support for and opposition to the resolution in past meetings;
➤	Actions taken by the board in response to the majority vote and its engagement with shareholders;
➤	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
➤	Other factors as appropriate.
➤	The board failed to act on takeover offers where the majority of shares are tendered;
➤	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
➤	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
[3]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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U.S. Concise Proxy Voting Guidelines

➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
➤	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by-case) for the following:
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:
➤	The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
➤	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
➤	A classified board structure;
➤	A supermajority vote requirement;
➤	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
➤	The inability of shareholders to call special meetings;
➤	The inability of shareholders to act by written consent;
➤	A multi-class capital structure; and/or
➤	A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
➤	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
[4]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.
[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

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➤	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
➤	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
➤	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
➤	The company's ownership structure;
➤	The company's existing governance provisions;
➤	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
➤	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
➤	Classified the board;
➤	Adopted supermajority vote requirements to amend the bylaws or charter; or
➤	Eliminated shareholders' ability to amend bylaws.
Problematic Governance Structure – Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:
➤	The level of impairment of shareholders' rights;
➤	The disclosed rationale;
➤	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
➤	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
➤	Any reasonable sunset provision; and
➤	Other relevant factors.
Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;
➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.

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U.S. Concise Proxy Voting Guidelines

Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
➤	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
➤	The non-audit fees paid to the auditor are excessive;
➤	The company receives an adverse opinion on the company’s financial statements from its auditor; or
➤	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
➤	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance) (see Primary Evaluation Factors for Executive Pay);
➤	The company maintains significant problematic pay practices (see Problematic Pay Practices); or
➤	The board exhibits a significant level of poor communication and responsiveness (see Compensation Committee Communications and Responsiveness) to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
➤	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
➤	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
➤	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

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➤	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
➤	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
➤	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
➤	Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
➤	Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company;
➤	Failure to replace management as appropriate; or
➤	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
➤	General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
➤	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
➤	Long-term financial performance of the company relative to its industry;
➤	Management’s track record;
➤	Background to the contested election;
➤	Nominee qualifications and any compensatory arrangements;
➤	Strategic plan of dissident slate and quality of the critique against management;
➤	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➤	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
[6]	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Independent Chair (Separate Chair/CEO)
➤	General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:
➤	The scope of the proposal;
➤	The company's current board leadership structure;
➤	The company's governance structure and practices;
➤	Company performance; and
➤	Any other relevant factors that may be applicable.
Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.
Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.
When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.
The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.
ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.
Proxy Access
➤	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
➤	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
➤	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
➤	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
➤	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.

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Shareholder Rights & Defenses
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
➤	General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.
In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;
➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.
CAPITAL/RESTRUCTURING
Common Stock Authorization
➤	General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
➤	Past Board Performance:
➤	The company's use of authorized shares during the last three years
➤	The Current Request:
➤	Disclosure in the proxy statement of the specific purposes of the proposed increase;
➤	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
➤	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.

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B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.
Mergers and Acquisitions
➤	General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
➤	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
➤	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➤	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
➤	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
➤	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
➤	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

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1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
➤	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance) (see Primary Evaluation Factors for Executive Pay);
➤	The company maintains significant problematic pay practices (see Problematic Pay Practices);
➤	The board exhibits a significant level of poor communication and responsiveness (see Compensation Committee Communications and Responsiveness) to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
➤	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
➤	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
➤	The situation is egregious.

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Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices7, this analysis considers the following:
1.	Peer Group[8] Alignment:
➤	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
➤	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
➤	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2.	Absolute Alignment[9]– the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years –i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
➤	The ratio of performance- to time-based incentive awards;
➤	The overall ratio of performance-based compensation;
➤	The completeness of disclosure and rigor of performance goals;
➤	The company's peer group benchmarking practices;
➤	Actual results of financial/operational metrics, both absolute and relative to peers;
➤	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
➤	Realizable pay[10] compared to grant pay; and
➤	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
➤	Problematic practices related to non-performance-based compensation elements;
➤	Incentives that may motivate excessive risk-taking or present a windfall risk; and
➤	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
[7]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[8]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[9]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[10]	ISS research reports include realizable pay for S&P1500 companies.

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U.S. Concise Proxy Voting Guidelines

Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
➤	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➤	Extraordinary perquisites or tax gross-ups;
➤	New or materially amended agreements that provide for:
➤	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
➤	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
➤	CIC excise tax gross-up entitlements (including "modified" gross-ups);
➤	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
➤	Liberal CIC definition combined with any single-trigger CIC benefits;
➤	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
➤	Any other provision or practice deemed to be egregious and present a significant risk to investors.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
➤	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
➤	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

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U.S. Concise Proxy Voting Guidelines

➤	General Recommendation: Vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:
➤	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
➤	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
➤	SVT based only on new shares requested plus shares remaining for future grants.
➤	Plan Features:
➤	Quality of disclosure around vesting upon a change in control (CIC);
➤	Discretionary vesting authority;
➤	Liberal share recycling on various award types;
➤	Lack of minimum vesting period for grants made under the plan;
➤	Dividends payable prior to award vesting.
➤	Grant Practices:
➤	The company’s three-year burn rate relative to its industry/market cap peers;
➤	Vesting requirements in CEO's recent equity grants (3-year look-back);
➤	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
➤	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
➤	Whether the company maintains a sufficient claw-back policy;
➤	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:
➤	Awards may vest in connection with a liberal change-of-control definition;
➤	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it—for NYSE and Nasdaq listed companies—or by not prohibiting it when the company has a history of repricing—for non-listed companies);
➤	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
➤	The plan is excessively dilutive to shareholders' holdings; or
➤	Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
[11]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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U.S. Concise Proxy Voting Guidelines

➤	General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
➤	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
➤	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
➤	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
➤	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
➤	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
➤	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change/Greenhouse Gas (GHG) Emissions
➤	General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
➤	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company’s level of disclosure compared to industry peers; and
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
➤	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company's level of disclosure is comparable to that of industry peers; and
➤	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
➤	Whether the company provides disclosure of year-over-year GHG emissions performance data;
➤	Whether company disclosure lags behind industry peers;
➤	The company's actual GHG emissions performance;
➤	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
➤	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

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U.S. Concise Proxy Voting Guidelines

Board Diversity
➤	General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
➤	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
➤	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
➤	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
➤	The level of gender and racial minority representation that exists at the company’s industry peers;
➤	The company’s established process for addressing gender and racial minority board representation;
➤	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
➤	The independence of the company’s nominating committee;
➤	Whether the company uses an outside search firm to identify potential director nominees; and
➤	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender Pay Gap
➤	General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
➤	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
➤	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
➤	Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers.
➤	How the company's recycling programs compare to similar programs of its industry peers.
Sustainability Reporting
➤	General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
➤	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
➤	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
Lobbying
➤	General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
➤	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
➤	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

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U.S. Concise Proxy Voting Guidelines

➤	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
➤	General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
➤	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
➤	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
➤	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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U.S. Concise Proxy Voting Guidelines

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First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Heitman Global Prime Real Estate ETF

(the “Fund”)

Supplement To the Prospectus and Statement of Additional Information
Dated March 1, 2019

Dated March 13, 2019

The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”) has approved a transaction to combine the Fund with First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (“FFR”), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index. Pursuant to this transaction, Fund shareholders will become shareholders of FFR.

In order for the transaction to occur, the shareholders of the Fund must approve the transaction. If approved, shares of the Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FFR with an equal aggregate net asset value, and Fund shareholders will become shareholders of FFR.

A special meeting of shareholders of the Fund for the purpose of voting on the transaction will be held. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

The Fund will continue sales and redemptions of shares as described in the Fund’s prospectus. Holders of shares of the Fund purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Please Keep this Supplement with Your Fund Prospectus and

Statement of Additional Information for Future Reference

STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-22559
First Trust Exchange-Traded Fund IV
FUND NAME	TICKER SYMBOL	EXCHANGE
First Trust Heitman Global Prime Real Estate ETF	PRME	NYSE Arca
DATED MARCH 1, 2019
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated March 1, 2019, as it may be revised from time to time (the “Prospectus”), for First Trust Heitman Global Prime Real Estate ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund IV (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report to Shareholders dated October 31, 2018, which was filed with the Securities and Exchange Commission (the “SEC”) on January 7, 2019. The financial statements from the Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC’s website at www.sec.gov.
i

General Description of the Trust and the Fund
The Trust was organized as a Massachusetts business trust on September 15, 2010 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in nine series. This SAI relates to the Fund, which is a non-diversified series.
The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.
The Board of Trustees of the Trust (the “Board,”“Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the share of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustee broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.
The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.
The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present.
The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative
1

action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue The requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.
The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of the Fund, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.
The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
The Declaration further provides that no provision of the Declaration will restrict any shareholder rights expressly granted by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or any rule, regulation or order of the Securities Exchange Commission thereunder.
The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”) and sub-advised by Heitman Real Estate Securities LLC (“HRES LLC” or the “Sub-Advisor”). The Fund also has the following sub-sub-advisors: Heitman International Real Estate Securities HK Limited (“Heitman HK Limited”) and Heitman International Real Estate Securities GmbH (“Heitman GmbH”) (each a “Sub-Sub-Advisor,” and collectively the “Sub-Sub-Advisors”). HRES LLC, Heitman HK Limited and Heitman GmbH may be collectively referred to as “Heitman.”
The shares of the Fund list and principally trade on NYSE Arca, Inc., an affiliate of NYSE Euronext, Inc. (“NYSE Arca” or the “Exchange”). The shares will trade on the Exchange at market prices that may be below, at or above net asset value. The Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), or for cash as specified in the Prospectus. Creation Units are aggregations of 50,000 shares of the Fund.
The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various
2

conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled “Creation and Redemption of Creation Unit Aggregations.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.
Investment Objective and Policies
The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.
The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:
(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permitted under the 1940 Act.
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund may not concentrate its investments in securities of issuers in any one industry, as the term “concentrate” is used in the 1940 Act, except that the Fund will concentrate its assets in real estate investment trusts (“REITs”) and/or real estate management and development companies, sub-industries of the real estate industry group.
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For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.
In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.
The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Fund, under normal market conditions, invests at least 80% of its net assets (including investment borrowings) in Real Estate Securities (as defined below). The Name Policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice.
Investment Strategies
The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appears in the Prospectus.
Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes REITs, real estate operating companies (“REOCs”) and common stocks or depositary receipts of companies primarily engaged in the real estate industry (collectively, “Real Estate Securities”).
Types of Investments
Delayed-Delivery Transactions. The Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, the Fund does not remit payment to the issuer, no interest is accrued on debt securities, and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of a decline in value of the Fund’s other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value.
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The Fund will earmark or maintain in a segregated account cash, U.S. government securities and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation).
Although the Prospectus and this SAI describe certain permitted methods of segregating assets or otherwise “covering” certain transactions, such descriptions are not all-inclusive. The Fund may segregate against or cover such transactions using other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.
Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other depositary receipts (collectively “Depositary Receipts”). ADRs and ADSs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may less information available regarding such issuers and there may not be a correlation between such information and the market of the value of the Depositary Receipts.
Derivatives. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, interest rates, currencies or currency exchange rates. The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. The Fund will use derivative instruments primarily to hedge foreign currency risk and actively manage foreign currency exposure. The Fund may also use derivative instruments to enhance returns, as a substitute for, or to gain exposure to, a position in an underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows or to preserve capital. The Fund’s investments in derivative instruments will not be used to seek to achieve a multiple or inverse multiple of an index. The use of the Fund’s derivative transactions may allow the Fund to obtain net long or short exposures to selected interest rates or durations. These derivatives may also be used to hedge risks associated with the Fund’s other portfolio investments.
The Fund may invest in foreign currency transactions on a spot (i.e., cash) basis or on a forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Fund is subject to the credit and performance risk of the counterparties to such contracts.
Equities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. Equity securities may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.
The Fund may also invest in preferred equity securities. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or action rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks
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to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.
Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of its assets to meet its investment objective; however, for temporary or defensive purposes, the Fund may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.
Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.
(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal National Mortgage Association. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; and, consequently, the value of such securities may fluctuate.
(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by the Advisor to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund
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could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.
(7)	The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.
Illiquid Securities. The Fund may invest in illiquid securities (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days, among others. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.
Investment Companies and Other Pooled Investment Vehicles. The Fund may invest in exchange-traded pooled investment vehicles, open-end or closed-end investment companies, other exchange-traded funds (“ETFs”) and business development companies that invest primarily in securities of the types in which the Fund may invest directly. An ETF is a fund that holds a portfolio of securities and trades on a securities exchange and its shares may, at times, trade at a premium or discount to its net asset value. As a shareholder in a pooled investment vehicle or investment company, the Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other pooled investment vehicles. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs and
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closed-end investment companies. Other pooled investment vehicles may be leveraged, and the net asset value and market value of their securities will therefore be more volatile and the yield to shareholders will tend to fluctuate more than the yield of unleveraged pooled investment vehicles.
Non-U.S. Investments. Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. securities may also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter (“OTC”) capital markets.
Certain of the Fund’s investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.
Real Estate Investment Trusts and Real Estate Operating Companies. The Fund invests in REITs and REOCs which are companies that own and most often actively manage income-generating commercial real estate. Some REITs and REOCs make or invest in loans and other obligations that are secured by real estate collateral. REITs distribute most of their income to investors and therefore receive special tax considerations and are typically a highly liquid method of investing in real estate. REOCs, on the other hand, reinvest most income into their operations and therefore do not get the same benefits of lower corporate taxation that are a common characteristic of REITs.
REITs and REOCs are generally categorized as equity, mortgage or hybrid in nature. Equity REITs and REOCs invest in and own properties, and thus are responsible for the equity or value of their real estate assets. Their revenues come principally from their properties’ rents. Mortgage REITs and REOCs deal in investment and ownership of property mortgages. These companies loan money for mortgages to owners of real estate or purchase existing mortgages or mortgage-backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs and REOCs combine the investment strategies of equity REITs and REOCs and mortgage REITs and REOCs by investing in both properties and mortgages.
Warrants. The Fund may invest in warrants. Warrants acquired by the Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The Fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.
Portfolio Turnover
The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is bought and sold during a year is known as the Fund's portfolio turnover rate. A portfolio turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rate for the specified periods are set forth in the table below.
Portfolio Turnover Rate
Fiscal Year Ended October 31,
2018	2017
85%	104%
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Lending of Portfolio Securities
In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select the First Trust Funds, including the Fund, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, such First Trust Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The First Trust Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select the First Trust Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.
In these loan arrangements, the First Trust Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the First Trust Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending First Trust Fund. During the time portfolio securities are on loan, the borrower pays the lending First Trust Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending First Trust Fund or the borrower. While a First Trust Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a First Trust Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the First Trust Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the First Trust Fund held the securities. Please see "Securities Lending Risk" below for a description of the risks associated with securities lending activities.
Investment Risks
The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.
Overview
An investment in the Fund should be made with an understanding of the risks that an investment in the Fund’s shares entails, including the risk that the financial condition of the issuers of the securities held by the Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.
Common Stock Risk
Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.
Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends)
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depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.
Currency Risk
Investments denominated in non-U.S. currencies and investments in securities or derivatives that provide exposure to such currencies, currency exchange rates or interest rates are subject to non-U.S. currency risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because each Fund’s net asset value is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the U.S. dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar.
The value of the U.S. dollar against other currencies is influenced by a variety of factors. These factors include national debt levels and trade deficits; changes in balances of payments and trade, domestic and foreign interest and inflation rates; global or regional political, economic or financial events; monetary policies of governments; actual or potential government intervention; and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates.
Depositary Receipts Risk
The Fund may hold securities of certain non-U.S. companies in the form of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market. Separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Derivatives Risk
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, forward currency contracts, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Advisor’s and Sub-Advisors’ derivatives strategies will depend on their ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased
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or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.
(1)	Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objective, investment limitations, and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.
(2)	Credit Risk/Counterparty Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.
(3)	Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.
(4)	Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.
(5)	Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection,
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the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
(6)	Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
Liquidity Risk
Although the Fund limits its investments in illiquid securities to no more than 15% its net assets at the time of purchase, securities that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain securities and certain securities may be subject to restrictions on resale or have a limited secondary market. Certain securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain securities in a timely fashion or at a favorable price could result in losses to the Fund.
Whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the OTC market. As a result, the existence of a liquid trading market for such securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for such securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which such securities are held by the Fund will be adversely affected if trading markets for the securities are limited or absent.
Listing Standards Risk
The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.
Non-U.S. Securities Risk
An investment in non U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non U.S. investments may include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non U.S. securities may be difficult to liquidate rapidly without adverse price effects.
Certain of a Fund’s investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent a Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, a Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, a Fund is authorized to enter into various currency exchange transactions. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
Passive Foreign Investment Companies Risk
The Fund may invest in companies that are considered to be “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such
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as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.
Real Estate Investment Trust Risk
REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.
Securities Lending Risk
Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a First Trust Fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of the Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of the Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for the Fund and its shareholders. For instance, substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.
Management of the Fund
Trustees and Officers
The general supervision of the duties performed for the Fund under the investment management agreement , sub-advisory agreement and sub-sub-advisory agreements, is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor, sub-advisors and sub-sub-advisors. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
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Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	163 Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	• Indefinite term • Since inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	163 Portfolios	None
Thomas R. Kadlec 1957	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	163 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith 1956	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	163 Portfolios	Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	• Indefinite term • Since inception	Senior Advisor (August 2018 to present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	163 Portfolios	Director of Covenant Transport, Inc. (May 2003 to May 2014)

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	• Indefinite term • Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Since January 2011 and since inception, respectively	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
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Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
Roger F. Testin 1966	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.
Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with seven portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Senior Floating Rate 2022 Target Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 141 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.
The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, the sub-advisory agreements among the Advisor and the Sub-Advisor and the Trust, on behalf of the Fund and the sub-sub-advisory agreements among the Advisor, Sub-Advisor, each Sub-Sub-Advisor and the Trust, on behalf of the Fund, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund's investment advisor, sub-advisors and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same five persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund's business.
Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.
In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees
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and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.
The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Mr. Erickson are members of the Executive Committee. During the last fiscal year, the Executive Committee held four meetings.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. During the last fiscal year, the Nominating and Governance Committee held four meetings.
The Valuation Committee is responsible for the oversight of the valuation procedures of the Fund (the "Valuation Procedures"), for determining the fair value of the Fund’s securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.
The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held six meetings.
Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 163 portfolios) as they hold with the Trust.
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Risk Oversight
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including the oversight of any sub-advisors or sub-sub-advisors, is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and the Sub-Sub-Advisors and their operations and processes. The Board reviews reports on the Fund's and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers’ compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, Sub-Sub-Advisors, underwriters or other service providers, including any affiliates of these entities.
Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.
Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008–2009), Chairman of the Nominating and Governance Committee (2003–2007 and 2014–2016), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2017) of the First Trust Funds.
Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM’s Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a
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Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014–2016). He also served as Chairman of the Valuation Committee (2008–2009), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Chairman of the Valuation Committee and on the Executive Committee (since January 1, 2017) of the First Trust Funds.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009) and Chairman of the Nominating and Governance Committee (2010–2011) and Chairman of the Valuation Committee (2014–2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2016) and currently serves as Chairman of the Audit Committee (since January 1, 2017) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006 and 2014–2016), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2017) of the First Trust Funds.
James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
Effective January 1, 2019, the fixed annual retainer paid to the Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Fund and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended October 31, 2018 and the calendar year ended December 31, 2018, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
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Name of Trustee	Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$3,999	$424,710
Thomas R. Kadlec	$3,999	$413,499
Robert F. Keith	$3,999	$414,497
Niel B. Nielson	$3,999	$403,375
(1)	The compensation paid by the Fund to the Independent Trustees for the fiscal year ended October 31, 2018 for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2018 for services to the 161 portfolios existing in 2018, which consisted of 7 open-end mutual funds, 15 closed-end funds and 139 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2018:
Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000
As of December 31, 2018, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.
As of December 31, 2018, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.
The table set forth in Exhibit A shows the percentage ownership of each shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) who, as of January 31, 2019, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of the Fund (the “Principal Holders”). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.
Information as to the Principal Holders is based on the securities position listing reports as of January 31, 2019. The Fund does not have any knowledge of who the ultimate beneficiaries are of the shares.
Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Board of Trustees.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
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First Trust acts as investment advisor for and oversees the Sub-Advisor and the Sub-Sub-Advisors in the investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the "Investment Management Agreement"), First Trust manages the investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is included in the annual management fee.
Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues until two years after the initial issuance of Fund shares, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
The following table sets forth the unitary management fee paid by the Fund to First Trust for the specified periods.
Amount of Unitary Fees
Inception Date	Fiscal Year Ended October 31,		Fiscal Period Ended October 31, 2016
	2018	2017
11/11/2015	$11,026	$9,684	$15,253
Sub-Advisor and Sub-Sub-Advisors
The Trust, on behalf of the Fund, and First Trust have retained Heitman Real Estate Securities, LLC to serve as investment sub-advisor pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") and Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH to serve as investment sub-sub-advisors to the Fund pursuant to sub-sub-advisory agreements (the "Sub-Sub-Advisory Agreements"). In this capacity, the Sub-Advisor and Sub-Sub-Advisors oversee the selection and on-going monitoring of certain of the securities in the Fund’s investment portfolio. The Sub-Advisors and the Sub-Sub-Advisors are registered investment advisers with the SEC.
Sub-Advisor
Heitman Real Estate Securities, LLC. As Sub-Advisor, HRES LLC is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio and overseeing the Sub-Sub-Advisors in the investment of the Fund’s assets. HRES LLC is located at 191 North Wacker Drive, 25th Floor, Chicago, Illinois 60606, with total assets under management of approximately $5.831 billion as of January 31, 2019.
Sub-Sub-Advisors
Heitman International Real Estate Securities HK Limited. As Sub-Sub-Advisor, Heitman HK Limited, a company whose liability is limited by shares domiciled in Hong Kong and an affiliate of HRES LLC, monitors real estate securities located in the Asia-Pacific region for the Fund’s investment portfolio. Heitman HK Limited is located at 15F LHT Tower, 31 Queens Road, Central Hong Kong, with total assets under management of approximately U.S. $1.669 billion as of January 31, 2019.
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Heitman International Real Estate Securities GmbH. As Sub-Sub-Advisor, Heitman GmbH, a company with limited liability domiciled in Germany and an affiliate of HRES LLC, provides recommendations regarding the selection and ongoing monitoring of real estate securities located in Europe for the Fund’s investment portfolio. Heitman GmbH is located at Maximilianstrasse 35A, Munich, Germany 80539, with total assets under management of approximately $1.285 billion as of January 31, 2019.
Portfolio Managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. There are currently four portfolio managers, as follows:
•	Jerry Ehlinger, CFA, is Managing Director of HRES LLC and the Lead Portfolio Manager in Heitman’s North American Public Real Estate Securities group. He also serves as a Portfolio Manager for the firm’s global real estate securities strategies. Throughout his career, Jerry has held a number of related investment positions in the REIT industry. Before joining Heitman in 2013, Jerry was Lead Portfolio Manager and Head of Real Estate Securities, Americas at DB/RREEF Real Estate. Prior, Jerry served as Senior Vice President and Portfolio Manager of Heitman’s real estate securities group from 2000 to 2004. He began his career at Morgan Stanley in 1996 where he primarily covered the REIT sector both as a sell-side analyst and as a senior research associate at Morgan Stanley Asset Management. Jerry received an MS in Finance, Investment and Banking from the University of Wisconsin-Madison and a BS in Finance from the University of Wisconsin-Whitewater. Among other professional affiliations, Jerry is a member of the National Multi Housing Council, International Council of Shopping Centers, the CFA Institute, the CFA Society of Chicago, and the National Association of Real Estate Investment Trusts;
•	John White, is Managing Director and the Lead Portfolio Manager in Heitman’s Asia-Pacific Public Real Estate Securities group. He is an equity owner of the firm and a member of Heitman’s Management Committee. He also serves as a Portfolio Manager for the firm's global real estate securities strategies. John has over 20 years of experience in the public and private equity and debt real estate markets across the Asia-Pacific region. Prior to joining Heitman in 2010, John was co-head of real estate securities at Challenger (Heitman’s Asian JV partner for real estate securities) for five years; he was also senior investment manager, real estate securities at HSBC Asset Management from 2001. Before moving to investment management, John worked in investment banking as a senior property analyst at HSBC and as a manager—real estate credit at ANZ Banking Group in Australia and in South-East Asia. He began his career as a real estate valuer at Landauer and Chesterton. John received a BBus in Land Economy from University of Western Sydney-Hawkesbury and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. He is a member of the Royal Institute of Chartered Surveyors, the Asian Public Real Estate Association, the Australian Property Institute and the Financial Services Institute of Australasia.
•	Jacques Perdrix is a Senior Vice President in Heitman’s European Public Real Estate Securities group. His role with Heitman focuses on portfolio management, including fundamental company and market analysis. Prior to joining Heitman, Mr. Perdrix was at Griffin Capital Management where he worked as an analyst and assistant portfolio manager on long-only and long/short equity and fixed income funds covering mid/large-caps on a broad range of sectors and geographies. Previously, Mr. Perdrix worked at equity long/short hedge fund Gugner Partners as a senior analyst and back-up trader focusing on European small/mid-caps across all sectors. Mr. Perdrix started his career within Citigroup’s Investment Banking Division, M&A Financial Institutions Group, in both Paris and London. Mr. Perdrix, a French national, received a Specialised Master’s in Corporate Finance from EM Lyon School of Management and a Master of Science in Management from ESC Grenoble School of Management. He is FSA qualified.
•	Andreas Welter is a Senior Vice President in Heitman’s European Public Real Estate Securities group. His role with Heitman focuses on portfolio construction, fundamental company and market analysis supporting the Portfolio Management team. Prior to joining the firm, Mr. Welter was at Deutsche Bank AG, where he was a senior sell-side equity research analyst for three years. In that time, Mr. Welter covered companies in various industry sectors in Germany (e.g., real estate, financials, construction, logistics). Previously, Mr. Welter worked at the Middle Office & Advisory Desk of B. Metzler seel. Sohn & Co., one of Germany’s largest family-owned investment managers. Mr. Welter earned the title of Bankkaufmann (apprenticeship in banking) from the Chamber of Commerce and Industry Frankfurt and holds a Diploma in International Business Administration (Diplom-Betriebswirt) from one of the top-ranked universities in Europe (Hochschule Darmstadt).
As of December 31, 2018, Mr. Ehlinger beneficially owned shares of the Fund in the amount of $10,001-$50,000. No other portfolio managers beneficially owned shares of the Fund.
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Compensation. The compensation structure for each of the portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of Sub-Advisor and Sub-Sub-Advisors. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for the portfolio managers are not based upon criteria specific to the Fund, such as Fund performance or the value of assets included in the Fund’s portfolio; however, portfolio managers may receive bonus compensation based upon general performance of the accounts that they manage (including the Fund) against competitors or other market benchmarks.
Accounts Managed by Portfolio Managers
The portfolio managers manage the investment vehicles (other than the Fund) with the number of accounts and assets, as of the fiscal year ended October 31, 2018, set forth in the table below:
Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Jerry Ehlinger	3 ($264,458,522)	16 ($2,782,886,226)	21 ($2,353,402,917)
John White	1 ($20,529,572)	9 ($852,039,877)	8 ($597,835,564)
Jacques Perdrix	1 ($12,606,416)	9 ($568,165,218)	8 ($403,106,344)
Andreas Welter	1 ($12,606,416)	9 ($568,165,218)	8 ($403,106,344)
Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the potential conflicts described below.
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisor and Sub-Sub-Advisors seek to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisor and Sub-Sub-Advisors and have adopted procedures for allocating portfolio transactions across multiple accounts.
With respect to securities transactions for the Fund, each Sub-Advisor or Sub-Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which a Sub-Advisor or Sub-Sub-Advisor acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisor or Sub-Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
The Sub-Advisor, the Sub-Sub-Advisors, the Advisor and the Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
The Sub-Advisory and Sub-Sub-Advisory Agreements. The Sub-Advisor and the Sub-Sub-Advisors, subject to the Board of Trustees’ and Advisor’s supervision, provide the Fund with discretionary investment services. Specifically, the Sub-Advisor and the Sub-Sub-Advisors are responsible for managing the investments of the Fund in accordance with the Fund’s investment objective, policies and restrictions as provided in the Prospectus and this SAI, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor and the Sub-Sub-Advisors in writing. The Sub-Advisor and the Sub-Sub-Advisors further agree to conform to all applicable laws and regulations of the SEC in all material respects and to conduct their activities under the Sub-Advisory and Sub-Sub-Advisory Agreements in all material respects in accordance with applicable regulations of any governmental authority pertaining to their investment advisory services. In the performance of their duties, the Sub-Advisor
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and the Sub-Sub-Advisors will in all material respects satisfy any applicable fiduciary duties they may have to the Fund, will monitor the Fund’s investments, and will comply with the provisions of the Fund’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Advisor and the Sub-Sub-Advisors are responsible for effecting all security transactions for the Fund’s assets. The Sub-Advisory Agreement and Sub-Sub-Advisory Agreements, respectively, provide that the Sub-Advisor and the Sub-Sub-Advisors shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor’s and the Sub-Sub-Advisors’ duties under the applicable agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor and the Sub-Sub-Advisors in performance of their duties under the applicable agreement, or by reason of their reckless disregard of its obligations and duties under the applicable agreement.
Pursuant to the Sub-Advisory Agreement, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee. HRES LLC receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly investment management fee paid to First Trust for the average daily net assets allocated to the Sub-Advisor after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month. The following table sets forth the sub-advisory fees paid to the Sub-Advisor by the Advisor (net of any applicable expense waiver or reimbursements) for the specified periods.
Amount of Sub-Advisory Fees
Inception Date	Fiscal Year Ended October 31,		Fiscal Period Ended October 31, 2016
	2018	2017
11/11/2015	$0	$0	$0
Pursuant to the Sub-Sub-Advisory Agreements the Sub-Advisor has agreed to pay for the services provided by the Sub-Sub-Advisors out of the management fee that it received from the Advisor. The following tables set forth the sub-sub-advisory fees paid to the Sub-Sub-Advisors by the Sub-Advisor (net of any applicable expense waiver or reimbursements) for the specified periods.
Sub-Sub-Advisor	Inception Date	Amount of Sub-Sub-Advisory Fees
		Fiscal Year Ended October 31,		Fiscal Period Ended October 31,
		2018	2017	2016
Heitman HK Limited	11/11/2015	$0	$0	$0
Heitman GmbH	11/11/2015	$0	$0	$0
The Sub-Advisory Agreement and Sub-Sub-Advisory Agreements, respectively, may be terminated without the payment of any penalty by First Trust, the Fund’s Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days’ written notice to the Sub-Advisor or Sub-Sub-Advisor, as applicable.
All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Investment Management Agreement, Sub-Advisory Agreement and Sub-Sub-Advisory Agreements have been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the initial shareholder of the Fund.
Brokerage Allocations
The Sub-Advisor and the Sub-Sub-Advisors are responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Advisor and the Sub-Sub-Advisors to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Advisor and the Sub-Sub-Advisors and their clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Sub-Advisor
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and the Sub-Sub-Advisors consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.
Section  28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.” The Sub-Advisor and the Sub-Sub-Advisors have advised the Board of Trustees that it does not currently intend to use soft dollars.
As an investment advisor, the Sub-Advisor and the Sub-Sub-Advisors have an obligation to seek best execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of the Sub-Advisor’s and the Sub-Sub-Advisors’ investment decisions for the benefit of their clients. Subject to the Sub-Advisor’s and the Sub-Sub-Advisors’ duty to seek best execution, the Sub-Advisor’s and the Sub-Sub-Advisors’ selection of brokers may be affected by its receipt of research services.
The Sub-Advisor and the Sub-Sub-Advisors may use client commissions (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers’ traders and analysts, access to conferences and company management, and the provision of market information.
When the Sub-Advisor and the Sub-Sub-Advisors receive research products and services in return for client brokerage, it relieves the Sub-Advisor and the Sub-Sub-Advisors of the expense they would otherwise bear of paying for those items with its own funds, which may provide an incentive to the Sub-Advisor and the Sub-Sub-Advisors to select a particular broker-dealer or electronic communication network that will provide it with research products or services. However, the Sub-Advisor and the Sub-Sub-Advisors choose those broker-dealers they believe are best able to provide the best combination of net price and execution in each transaction. The Sub-Advisor and the Sub-Sub-Advisors use client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case the Sub-Advisor and the Sub-Sub-Advisors pay for such products and services from their own funds).
Notwithstanding the foregoing, in selecting brokers, the Sub-Advisor and the Sub-Sub-Advisors may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Advisor and the Sub-Sub-Advisors determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Advisor and the Sub-Sub-Advisors or the Trust. In addition, the Sub-Advisor and the Sub-Sub-Advisors must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Advisor or the Sub-Advisor and the Sub-Sub-Advisors determine in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by the Sub-Advisor and the Sub-Sub-Advisors of research services.
The Sub-Advisor and the Sub-Sub-Advisors place portfolio transactions for other advisory accounts advised by them, and research services furnished by firms through which the Fund effects securities transactions may be used by the Sub-Advisor and the Sub-Sub-Advisors in servicing all of its accounts; not all of such services may be used by the Sub-Advisor and the Sub-Sub-Advisors in connection with the Fund. The Sub-Advisor and the Sub-Sub-Advisors believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Advisor and the Sub-Sub-Advisors believe such costs to the Fund will not be disproportionate to the benefits received by the Fund on a
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continuing basis. the Sub-Advisor and the Sub-Sub-Advisors seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Advisor and the Sub-Sub-Advisors are the respective investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Brokerage Commissions
The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified periods.
Aggregate Amount of Brokerage Commissions
Inception Date	Fiscal Year Ended October 31,		Fiscal Period Ended October 31, 2016
	2018	2017
11/11/2015	$2,082	$1,557	$2,681
Custodian, Administrator, Fund Accountant, Transfer Agent and Distributor
Custodian, Administrator, Fund Accountant and Transfer Agent.     Brown Brothers Harriman & Co. ("BBH"), 50 Post Office Square, Boston, Massachusetts 02110, as custodian for the Fund pursuant to a custodian agreement, holds the Fund’s assets. Also, pursuant to an administrative agency agreement (the "Administrative Agency Agreement"), BBH provides certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions and certain other books and records; acting as liaison with the Fund’s independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. BBH also serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement.
Pursuant to the Administrative Agency Agreement, the Trust on behalf of the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
Pursuant to the Administrative Agency Agreement between BBH and the Trust, the Fund has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BBH in the performance of its duties. This fee is subject to reduction for assets over $1 billion and $2 billion. The Fund has not paid any fees to BBH under the Administrative Agency Agreement, as the Advisor has assumed responsibility for payment of these fees as part of the unitary management fee.
Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”
For the fiscal period ended October 31, 2016 and the fiscal years ended October 31, 2017 and October 31, 2018, there were no underwriting commissions with respect to the sale of Fund shares, and FTP did not receive compensation on redemptions for the Fund for the specified period.
12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.
Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that
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term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.
The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. However, no such fee is currently paid by the Fund, and pursuant to a contractual agreement, the Fund will not pay 12b-1 fees any time before March 31, 2020.
Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (which are participants in the Continuous Net Settlement System of the National Securities Clearing Corporation) shall be DTC Participants.
Additional Service Provider. First Trust, on behalf of the Fund has engaged ICE Data Pricing and Reference Data, LLC or its designee (the “IPV Calculator”), to calculate the intra-day values for the shares of the Fund.
Exchange. The only relationship that NYSE Arca has with First Trust or the Distributor of the Fund in connection with the Fund is that NYSE Arca lists the shares of the Fund and disseminates the intra-day portfolio values that are calculated by the IPV Calculator pursuant to its listing agreement with the Trust. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the net asset value of the Fund. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Fund.
Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers.  The amounts of these payments vary by intermediary.  The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement.  All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset based. Services for which
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an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.
When not provided for in a marketing support or program servicing agreement, First Trust and/ or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
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Additional Information
Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.
DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Intra-Day Portfolio Value. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated every 15 seconds throughout its trading day, provided that, upon the closing of such non-U.S. exchange, the closing price of the security will be used throughout the remainder of the business day where the markets remain open. These exchange rates may differ from those used by the Sub-Advisor and consequently result in intra-day portfolio values (“IPV”) that may vary. Furthermore, in calculating the intra-day portfolio values of the Fund’s shares, the exchange rates used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) shall be those that are deemed to be most appropriate.
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Proxy Voting Policies and Procedures
The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.
The Board has delegated to the HRES LLC the day-to-day proxy voting responsibility for the Fund and has directed HRES LLC to vote proxies consistent with the Fund’s best interests. HRES LLC’s Proxy Voting Guidelines are set forth in Exhibit B.
Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for the Trust is available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q are available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.
Beginning in April 2019, the Trust will cease to disclose the Fund’s holdings on Form N-Q and will disclose, on a monthly basis, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust will be available in the same manner as Form N-Q discussed above.
Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at www.ftportfolios.com. The Trust, First Trust, FTP, HRES LLC and BBH will not disseminate non-public information concerning the Trust.
Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 under the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the CCO or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
Creation and Redemption of Creation Unit Aggregations
Creation. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form.
A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below; and/or (ii) a designated portfolio of equity securities determined by First Trust—the “Deposit Securities”—per each Creation Unit Aggregation and generally an amount of cash—the “Cash Component”—computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.
The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between (i) the net asset value of Fund shares (per Creation Unit Aggregation); and (ii) the “Deposit Amount”—an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.
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The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.
Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.
The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund change as corporate action events are reflected within the Fund from time to time by First Trust with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available, that may not be available in sufficient quantity for delivery or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The Trust also reserves the right to permit or require, under certain circumstances, the substitution of a different security in lieu of depositing some or all of the Deposit Securities. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit or resulting from certain corporate actions.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, for the current day as well as the Cash Component for the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.
Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the section entitled “Book Entry Only System”), and must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below), and have international operational capabilities. A DTC Participant is also referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All standard orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for the creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. Subject to the provisions of the applicable Participant Agreement, in the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available, which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communications failure may impede the ability to reach the transfer agent or an Authorized Participant.
All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Placement of Creation Orders. Deposit Securities must be delivered to the Trust through DTC or NSCC, subject to and in accordance with the applicable provisions set forth in the Participant Agreement and Deposit Securities which are non-U.S.
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securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below all in accordance with the terms of the Participant Agreement. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee (as defined below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. The “International Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Fund; or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of the Fund are customarily traded. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.
Issuance of Creation Unit Aggregations. A Creation Unit Aggregation will generally not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities and the payment of the Cash Component, the payment of the Creation Transaction Fee (as defined below) and any other required cash amounts have been completed. When the required Deposit Securities which are U.S. securities have been delivered to the Trust through DTC or NSCC, and each relevant subcustodian confirms to Custodian that the required Deposit Securities which are non-U.S. securities (or, when permitted in the sole discretion of Trust, the cash in lieu thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the transfer agent which, acting on behalf of the Trust, will issue and cause the delivery of the Creation Unit Aggregations. The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other relevant reasons. If the Distributor, acting on behalf of the Trust, determines that a “cash in lieu” amount will be accepted, the Distributor will notify the Authorized Participant and the transfer agent, and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by the Trust as discussed below.
In the event that an order for a Creation Unit is incomplete because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities. To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115% which First Trust may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.
Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required Fund Deposit is not delivered; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would otherwise have an adverse effect on the Trust, the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust or the Fund make it impossible to process creation orders for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Trust, First Trust, the Distributor, the transfer agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.
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All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) that is currently $600. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
As discussed above, shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities.
Redemption of Fund Shares In Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the transfer agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. Shares generally will be redeemed in Creation Unit Aggregations in exchange for a particular portfolio of securities (“Fund Securities”), although the Fund has the right to make redemption payments in cash, in-kind or a combination of each. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.
Unless cash redemptions are available or specified for the Fund (as discussed below), the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Creation Unit Aggregation being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.
Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) that is currently $600. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.
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Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may also be assessed an amount to cover the cost of such services.
Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of the Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BBH (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to BBH; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
Deliveries of Fund Securities to investors are generally expected to be made within two Business Days.
To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BBH and marked to market daily, and that the fees of BBH and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. If the Authorized Participant’s agreement provides for collateralization, it will permit the Trust, on behalf of the affected Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BBH according to the procedures set forth in this SAI under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BBH by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to BBH prior to the specified time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BBH on such Transmittal Date. If, however, a redemption order is submitted to BBH by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the specified time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the Fund are delivered through DTC to BBH by the specified time on such Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value.
Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming
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Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the listing exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets.
Regular Holidays
The Fund generally intends to effect deliveries of Creation Units and securities in its portfolio (“Portfolio Securities”) on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than “T” plus two in order to accommodate local holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days for the Fund in certain circumstances. It is not expected, however, that the Fund will take more than twelve calendar days from the date of the tender to deliver the redemption proceeds. The holidays applicable to the Fund during such periods are listed below. Certain holidays may occur on different dates in subsequent years. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.
The dates of the regular holidays affecting the relevant securities markets from March 2019 through February 2020 of the below-listed countries are as follows:
Argentina	Australia	Austria	Belgium	Brazil	Canada	Chile
March 4 March 5 April 2 April 19 May 1 June 20 July 9 November 20 December 25 January 1	April 22 April 25 June 10 December 25 December 26 January 1 January 28	April 19 April 22 May 1 June 10 December 24 December 25 December 26 December 31 January 1	April 19 April 22 May 1 December 25 December 26 January 1	March 4 March 5 April 19 May 1 June 20 November 15 November 20 December 24 December 25 December 31 January 1 January 25	April 19 May 20 July 1 August 5 September 2 October 14 December 25 December 26 January 1 February 18	April 19 May 1 May 21 July 16 August 15 September 18 September 19 November 1 December 25 January 1
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China	Denmark	Finland	France	Germany	Greece	Hong Kong
April 5 May 1 June 7 September 13 October 1 October 2 October 3 October 4 October 7 January 1 February 4 February 5 February 6 February 7 February 8	April 18 April 19 April 22 May 17 May 30 June 5 June 10 December 25 December 26 January 1	April 19 April 22 May 1 May 30 June 22 November 2 December 6 December 25 December 26 January 1 January 6	April 19 April 22 May 1 December 25 December 26 January 1	April 19 April 21 May 1 June 10 October 3 December 25 December 26 January 1	March 11 March 25 April 19 April 22 April 26 April 29 May 1 June 17 August 15 October 28 December 24 December 25 December 26 January 1	April 5 April 19 April 22 May 1 May 13 June 7 July 1 October 1 October 7 December 25 December 26 January 1 February 5 February 6 February 7
India	Ireland	Israel	Italy	Japan	Malaysia	Mexico
March 4 March 21 April 14 May 1 June 5 August 15 September 2 October 2 October 28 December 25	March 17 April 22 May 6 June 3 August 5 October 28 December 25 December 26 January 1	March 21 April 25 April 26 May 8 May 9 June 9 August 11 September 29 September 30 October 1 October 8 October 9 October 13 October 14 October 20 October 21	April 19 April 22 May 1 August 15 December 24 December 25 December 26 December 31 January 1	March 21 April 29 May 3 May 4 May 6 July 15 August 12 September 16 September 23 October 14 November 4 November 23 December 31 January 1 January 2 January 3 January 14 February 11	May 1
May 20
May 22
May 30
May 31
June 4
June 5
June 6
August 12
September 2
September 9
September 16
October 28
November 10
December 25
January 1
January 21
February 1
February 4
February 5
					February 6	March 18 April 18 April 19 May 1 September 16 November 18 December 12 December 25 January 1 February 4
New Zealand	Netherlands	Norway	Portugal	Singapore	South Africa	South Korea
April 19 April 22 April 25 June 3 October 28 December 25 December 26 January 1 January 2 February 6	April 19 April 22 May 1 December 25 December 26 January 1	April 17 April 18 April 19 April 22 May 1 May 17 May 30 June 10 December 24 December 25 December 26 December 31 January 1	April 19 April 22 May 1 December 25 December 26 January 1	April 19 May 1 May 20 June 5 August 9 August 12 October 28 December 24 December 25 December 31 January 1 February 4 February 5 February 6	March 21 April 19 April 22 May 1 August 9 September 24 December 16 December 25 December 26 January 1	March 1 May 1 May 6 June 6 August 15 September 12 September 13 October 3 October 9 December 25 December 31 January 1 February 4 February 5 February 6
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Spain	Sweden	Switzerland	Taiwan	Thailand	United Kingdom	United States
April 19 May 1 December 25 January 1	April 19 April 22 May 1 May 30 June 6 December 24 December 25 December 26 December 31 January 1	April 19 April 22 May 1 May 30 June 10 August 1 December 24 December 25 December 26 December 31 January 1 January 2	April 4 April 5 May 1 June 7 September 13 October 10 January 1 February 4 February 5 February 6 February 7 February 8 February 28	April 8 April 15 April 16 May 1 May 20 July 16 July 29 August 12 October 14 October 23 December 5 December 10 December 31 January 1 February 19	April 19 April 22 May 6 May 27 August 26 December 24 December 25 December 26 January 1	April 19 May 27 July 3 July 4 September 2 November 28 November 29 December 24 December 25 January 1 January 21 February 18
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income
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and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
Distributions
Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
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Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.
Taxes on Purchase and Redemption of Creation Units
If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Nature of Fund’s Investments
Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to- market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (ii) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Investments in Certain Foreign Corporations
If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject
38

to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.
Backup Withholding
The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018, although proposed regulations may eliminate this withholding obligation.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018. Proposed regulations would remove the requirement to withhold on dispositions.
Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
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In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.
Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Capital Loss Carry-forward
Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. As of October 31, 2018, the Fund had net capital losses for federal income tax purposes shown in the table below. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.
Total Non-Expiring Capital Loss Available
$129,936
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
The per-share net asset value of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by a Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:
(1)	Common stocks and other equity securities listed on any national or foreign exchange other than The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
(2)	Securities traded in the OTC market are fair valued at the mean of the bid and asked price, if available, and otherwise at their closing bid price.
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(3)	Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of the bid and asked price. If no mean price is available, they will be fair valued at their closing bid price. OTC options and futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.
(4)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:
(1)	Fixed-income securities, convertible securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.
(2)	Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
(i)	the credit conditions in the relevant market and changes thereto;
(ii)	the liquidity conditions in the relevant market and changes thereto;
(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)	issuer-specific conditions (such as significant credit deterioration); and
(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)	Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor’s Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.
If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio security pursuant to established valuation procedures. From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor’s Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by a Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects
41

fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of a Fund, the value of a Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in a Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income of the Fund, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Miscellaneous Information
Counsel.     Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.
Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other related audit services.
Financial Statements
The audited financial statements and notes thereto for the Fund, contained in the Annual Report to Shareholders dated October 31, 2018, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at www.sec.gov.
42

Exhibit A—Principal Holders Table
NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF
Goldman Sachs & Co. LLC	20.00%
Credit Suisse Securities (USA) LLC	18.15%
LPL Financial Corporation	10.69%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	10.23%
RBC Capital Markets, LLC	8.47%
Citadel Securities LLC	7.49%
Pershing LLC	5.18%
(1)	Citadel Securities LLC: 131 South Dearborn Street, Chicago, Illinois 60603
(2)	Credit Suisse Securities (USA) LLC: 7033 Louis Stevens Drive, Global Proxy Services, Research Triangle Park, North Carolina 27560
(3)	Goldman Sachs & Co. LLC: 30 Hudson Street, Jersey City, New Jersey 07302
(4)	LPL Financial Corporation: 9785 Towne Centre Drive, San Diego, California 92121
(5)	Merrill Lynch, Pierce, Fenner & Smith Incorporated: 4804 Deer Lake Dr E, Jacksonville, Florida 32246
(6)	Pershing LLC: One Pershing Plaza, Jersey City, New Jersey 07399
(7)	RBC Capital Markets, LLC: 60 S 6th Street P-09, Minneapolis, Minnesota 55402
A-1

Exhibit B—Proxy Voting Policies
Heitman
Investment Advisor Policies and Procedures Manual
Proxy Voting
Application: Public Securities investment adviser that is registered under the Investment Advisers Act of 1940 (“Heitman” or “the firm”)
Heitman provides investment advisory services to their clients, some of which are separate account mandates and some of which are commingled investment schemes, with respect to publicly traded real estate securities. It is Heitman’s general policy that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in the best interest of such clients.
Heitman utilizes the services of one or more independent unaffiliated proxy firms, which are responsible for: notifying the applicable Heitman adviser in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by the applicable proxy firm to be in the best interests of the shareholders; and maintaining records of proxy statements received and votes cast.
Heitman considers each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by the applicable proxy firm when deemed appropriate. There may also be occasions when Heitman determines, contrary to the proxy firm recommendation, that not voting such proxy may be in the best interest of clients, such as: (i) when the cost of voting such proxy exceeds the expected benefit to the client, or (ii) if the applicable Heitman adviser is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking.”
Heitman generally votes with the recommendations from the proxy firm unless a client investment management agreement has a different requirement or the Proxy Committee, as described in the next paragraph, rejects the recommendation.
Heitman has established a Proxy Policies and Procedures Oversight Committee (the “Proxy Committee”), consisting of: (i) a Public Securities Lead Portfolio Manager (“PM”), (ii) the Chief Legal Officer of Heitman LLC, or if the Chief Legal Officer is unavailable, a reserve designee as may be appointed by Heitman from time to time and (iii) Heitman LLC’s Special Counsel. The Public Securities Lead PM that is appointed to the Proxy Committee will be from a Heitman adviser other than the Heitman adviser that proposed rejecting the recommendation. The Proxy Committee is responsible for reviewing and addressing any instance where a PM determines that a proxy firm recommendation is not in the best interest of clients and wants to vote a proxy in a manner inconsistent with the recommendation of the proxy firm, this Policy or identifies actual or perceived potential conflicts of interests in the context of voting proxies.
On an annual basis, the Proxy Committee shall review these policies and procedures, the proxy firm and will recommend changes, as needed.
As a general rule, a representative of the Heitman Operations group (“Operations”) processes all proxies which any Heitman adviser is entitled to vote. The proxy voting policy is as follows:
I.	Operations prints a Proxy Analysis Report containing a compilation of “FOR”, “AGAINST”, “ABSTAIN”, and “WITHHOLD” recommendations received from the applicable proxy firm with respect to the issues on a particular proxy;
II.	Operations sends the Proxy Analysis Report to the PM who is responsible for review of the company conducting the proxy;
III.	In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the PM may consider information from various sources including, without limitation, another Heitman PM or research analyst, management personnel of the company conducting the proxy and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between the applicable Heitman adviser and any of its clients with respect to such proxy;
IV.	The PM returns the Proxy Analysis Report to Operations indicating his or her voting recommendation for the proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between
B-1

the applicable Heitman adviser and its clients with respect. If a PM recommends responding to a particular proxy contrary to the proxy firm recommendation or perceives an actual or potential conflict of interest, the exception is noted and set aside for consideration by the Proxy Committee;
V.	Operations compiles all exceptions and forwards such exceptions promptly to the members of the Proxy Committee, selecting an appropriate Public Securities Lead PM. The Proxy Committee convenes to review the exceptions;
VI.	Proxy Committee meetings may be conducted in person, via teleconference, videoconference or via e-mail. Regardless of the manner in which the Proxy Committee meeting has been conducted, Operations will participate and will document the decisions of the Proxy Committee (a “Proxy Committee Report”);
VII.	In instances where suspected conflicts of interest have been identified, the Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy. In such cases, the Proxy Committee may decide (1) to independently determine that no material conflict of interest exists or will likely potentially exist, (2) to respond to such proxy in strict accordance with the recommendations of the proxy firm or (3) to take another course of action that, in the opinion of the Proxy Committee, adequately addresses the conflict of interests issue.
VIII.	At or following the Proxy Committee meeting, the Proxy Committee may confirm or overturn, in any case, either in whole or in part, any recommendations made by the PM. The vote of a majority of the Proxy Committee shall be required to confirm any recommendations by the PM to vote any proxy contrary to the proxy firm recommendation as to how to vote that issue;
IX.	In cases other than those requiring a Proxy Committee meeting, Operations will respond to the proxy in accordance with the recommendations of the proxy firm except in instances where a client has advised a Heitman in writing that particular proxies or proxies of a certain type should be responded to in a particular fashion, in which circumstance Operations will respond to the proxy in question in accordance with such advice; and
X.	Upon request from any member of the Proxy Committee, Operations will prepare a Proxy Voting Summary for the Proxy Committee containing all of the proxy firm’s proxy vote recommendations that were overridden during the period requested and also highlighting any proxy issues that were identified as presenting actual and potential conflicts of interest and how they were addressed.
XI.	The Operations Department is responsible for reporting to clients on its proxy voting activity according to the terms of the clients’ Investment Management Agreements. The Operations Department is also responsible for submitting proxy voting information to each mutual fund client, assisting with the preparation of Form N-PX and reviewing a draft of Form N-PX for accuracy, prior to filing by the mutual fund client.
The following proxy materials and records will be maintained by Operations for a period of five years in an easily accessible place, the first two years in Heitman’s Chicago office:
I.	These policies and procedures, and any amendments thereto;
II.	Each proxy statement (maintained on the proxy firm’s website);
III.	Proxy Analysis Report (maintained on the proxy firm’s website);
IV.	Record of each vote cast and each abstention (maintained on the proxy firm’s website);
V.	Documentation, if any, created or presented to the Proxy Committee, and Proxy Committee Reports which were material to making a decision on how to respond to any proxy, and memorializing the basis for that decision;
VI.	Any other reports or memorializations prepared according to the above procedures; and
VII.	Each written client request for information and a copy of any written response by any Heitman to a client’s written or oral request for information.
Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling the Heitman Chief Compliance Officer at +1-312-855-5700. The report will be provided free of charge.
B-2

FIRST TRUST

First Trust Exchange-Traded Fund II
--------------------------------------------------------------------------------

First Trust STOXX(R) European Select Dividend Index Fund (FDD)
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
First Trust Dow Jones Global Select Dividend Index Fund (FGD)
First Trust Global Wind Energy ETF (FAN)
First Trust Global Engineering and Construction ETF (FLM)
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID)
First Trust Indxx Global Natural Resources Income ETF (FTRI)
First Trust Indxx Global Agriculture ETF (FTAG)
First Trust BICK Index Fund (BICK)
First Trust Nasdaq Smartphone Index Fund (FONE)
First Trust NASDAQ Global Auto Index Fund (CARZ)
First Trust Cloud Computing ETF (SKYY)
First Trust International IPO ETF (FPXI)
First Trust Nasdaq Cybersecurity ETF (CIBR)

----------------------
    Annual Report
  September 30, 2018
----------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2018


Shareholder Letter .......................................................................   2
Market Overview ..........................................................................   3
Fund Performance Overview

      First Trust Global Engineering and Construction ETF (FLM)                             12

Portfolio of Investments




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund II (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each
Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               SEPTEMBER 30, 2018

Dear Shareholders,

First Trust is pleased to provide you with the annual report for the First Trust
Exchange-Traded Fund II (the "Funds"), which contains detailed information about the Funds for the twelve months ended September 30, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.

As I mentioned in my March 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial
Average ("DJIA") closed out each month slightly down but ended both June and
July slightly up. August was a strong month for stocks, and the DJIA finished
August just under its last high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices hit record levels during the quarter.

Based on continued strong job growth and the economic outlook in the U.S., the
Federal Reserve (the "Fed") raised interest rates in March, June, and September.
At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.

Globally, markets underperformed moderately during the first two quarters of
2018. However, the third quarter was a different story for global markets, as the MSCI AC World Index, which captures 23 developed markets and 24 emerging markets, ended September in positive territory. Analysts believe European companies are set up for growing earnings and credit upswings, which bodes well for global market performance. In addition, we believe the longer-term drivers of positive demographics, lower debt levels and improving productivity may lead to a multi-year cyclical upswing in emerging market economic fundamentals.

Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2018

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an
Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial
Analyst ("CFA") designation. He is a graduate of the University of Illinois at
Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment
Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall
Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

In its latest forecast, the International Monetary Fund ("IMF") is calling for world real gross domestic product ("GDP") to hold steady at 3.7% from 2017 through 2019, with the latter two years being estimates, according to its own release. Despite the forecast calling for growth to level off, the 3.7% mark still ranks as the highest level achieved since the 4.3% growth rate posted in
2011. U.S. real GDP is expected to increase from 2.2% in 2017 to 2.9% (estimate)
in 2018 and then dip to 2.5% (estimate) in 2019. Inflation estimates have been adjusted higher in 2018 but are projected to level off in 2019. Advanced economies are expected to see consumer prices rise by 2.0% in 2018, compared to
5.0% for emerging and developing economies. The absence of any serious inflationary pressure has helped keep interest rates and bond yields at levels well below their historical norms, in our opinion.

Two important financial developments in the U.S. over the past twelve months were the passage of the Tax Cuts and Jobs Act in December 2017 and the ongoing efforts to pare back regulations on banks and businesses. They are two of the major cornerstones of the Trump administration's pro-growth, pro-U.S. agenda. We believe that cutting the federal corporate tax rate from 35% to 21% has already unleashed robust activity. Year-to-date, through September 30, 2018, global mergers and acquisitions ("M&A") deal volume totaled $3.2 trillion, a record high for the first nine months of a calendar year, according to Thomson Reuters.

U.S. real GDP growth has only averaged 2.3% in the current recovery (third quarter 2009-second quarter 2018), according to data from the Bureau of Economic
Analysis. The IMF has yet to forecast 3.0% real GDP growth for the U.S., but based in part on the 4.2% annualized growth rate posted in the second quarter of
2018, Brian Wesbury, Chief Economist at First Trust Advisors L.P., is calling for 3.0%-plus real GDP growth for both 2018 and 2019, a pace not seen since
2005.

ETFGI, an independent research and consultancy firm, reported that total assets invested in exchange-traded funds/exchange-traded products ("ETFs/ETPs") listed globally reached a record $5.25 trillion in September 2018, up 17.45% from $4.47 trillion a year ago, according to its own releases. September 2018 marked the
56th consecutive month of net new cash inflows into ETFs/ETPs listed globally.

GLOBAL EQUITIES MARKETS

For the 12-month period ended September 30, 2018, the MSCI World ex USA and MSCI
Emerging Markets indices posted total returns of 2.67% (USD) and -0.81% (USD), respectively, according to Bloomberg. During that same period, the U.S. dollar appreciated a modest 2.20% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY). With respect to U.S. equities, the S&P 500(R) Index posted a total return of 17.91% over the past 12 months. All 11 sectors were up on a total return basis. The top-performers were the Consumer Discretionary and
Information Technology sectors, up 32.52% and 31.49%, respectively, while the worst showing came from the Consumer Staples and Utilities sectors, both of which were up just 2.93%.

The 2018 consensus estimated earnings growth rates for the S&P 500(R), MSCI
World ex USA and the MSCI Emerging Markets indices were 21.57%, 8.10% and 6.41%, respectively, as of September 28, 2018, according to Bloomberg. The 2019 consensus estimated earnings growth rates were 10.23%, 8.09% and 11.08%, respectively. We believe that corporate earnings drive the direction of stock prices over time and these earnings targets are encouraging, in our opinion.

A Bloomberg survey of 25 equity strategists found that their average year-end price target for the S&P 500(R) Index was 2,956 as of August 29, 2018 (most recent), according to its own release. The highest estimate was 3,200, while the lowest was 2,750. The S&P 500(R) Index closed at 2,913.98 on September 28, 2018.
It stood 0.57% below its all-time high of 2,930.75 on September 20, 2018.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

First Trust STOXX(R) European Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the STOXX(R) Europe Select
Dividend 30 Index (the "STOXX Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FDD." The Fund will normally invest at least 90% of its net assets (including investment borrowings)
in common stocks or in depositary receipts representing securities in the STOXX
Index.

The STOXX Index consists of 30 high dividend-yielding securities selected from the STOXX(R) Europe 600 Index, including secondary lines of those companies
(where there are multiple lines of equity capital in a company), which covers 18
European countries: Austria, Belgium, Czech Republic, Denmark, Finland, France,
Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal,
Spain, Sweden, Switzerland and the United Kingdom. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less. The STOXX Index is compiled and maintained by STOXX Limited.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL                      CUMULATIVE
                                                                   TOTAL RETURNS                     TOTAL RETURNS
                                                1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                                 Ended     Ended     Ended     (8/27/07)     Ended     Ended     (8/27/07)
                                                9/30/18   9/30/18   9/30/18    to 9/30/18   9/30/18   9/30/18    to 9/30/18
FUND PERFORMANCE
NAV                                              0.74%     4.49%     2.73%       -2.82%     24.58%     30.92%     -27.18%
Market Price                                     0.38%     4.34%     2.62%       -2.84%     23.65%     29.45%     -27.38%

INDEX PERFORMANCE
STOXX(R) Europe Select Dividend 30 Index         1.08%     4.82%     3.29%       -2.37%     26.56%     38.28%     -23.40%
STOXX(R) Europe 600 Index                       -0.29%     3.95%     5.17%        1.76%     21.40%     65.56%      21.40%
MSCI Europe Index                               -0.30%     3.70%     4.85%        1.51%     19.90%     60.65%      18.03%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 0.74% during the 12-month period covered by this report. During the same period, the benchmark MSCI Europe
Index generated a return of -0.30%. The Financials sector was given the highest allocation in the Fund over the period with a 30.6% allocation. This sector had a -1.6% return and -0.1% contribution to the Fund's return. The Fund's top contributing sector was the Energy sector with a 1.5% contribution, stemming from its 12.2% allocation and 13.3% return. The Fund's least contributing sector was the Telecommunication Services sector with a -1.0% contribution stemming from its 5.1% allocation and -18.9% return. The Fund's currency exposure had a
-2.5% impact on performance. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund over allocating and outperforming the benchmark amongst Financials securities by
10.1% and 6.9%, respectively, creating 1.7% of relative outperformance. The Fund underperformed the benchmark amongst the Real Estate sector by -6.4% creating
-0.5% of relative drag.

-----------------------------
STOXX(R) and the STOXX(R) Europe Select Dividend 30 Index are trademarks of
STOXX Limited, Zurich, Switzerland ("STOXX") and have been licensed for use for certain purposes by First Trust. The Fund, based on the STOXX(R) Europe Select
Dividend 30 Index, is not sponsored, endorsed, sold or promoted by STOXX and
STOXX makes no representation regarding the advisability of trading in such product.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    29.63%
Utilities                                     23.58
Energy                                        11.79
Real Estate                                   11.75
Health Care                                    9.79
Industrials                                    5.03
Communication Services                         4.45
Consumer Staples                               3.98
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
GlaxoSmithKline PLC                            5.58%
SSE PLC                                        5.53
Royal Dutch Shell PLC, Class B                 5.51
National Grid PLC                              4.81
United Utilities Group PLC                     4.73
EDP-Energias de Portugal S.A.                  4.51
AstraZeneca PLC                                4.21
Fortum OYJ                                     4.01
J Sainsbury PLC                                3.98
TOTAL S.A.                                     3.60
                                             ------
    Total                                     46.47%
                                             ======


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     SEPTEMBER 30, 2008 - SEPTEMBER 30, 2018

           First Trust STOXX(R) European     STOXX(R) Europe Select     STOXX(R) Europe     MSCI Europe
           Select Dividend Index Fund        Dividend 30 Index          600 Index           Index
           -----------------------------     ----------------------     ---------------     -----------
9/30/08    $10,000                           $10,000                    $10,000             $10,000
3/31/09      3,201                             3,263                      4,836               4,846
9/30/09      9,317                             9,523                     10,206              10,157
3/31/10      9,086                             9,347                     10,364              10,297
9/30/10      9,228                             9,516                     10,496              10,424
3/31/11     10,214                            10,551                     11,691              11,597
9/30/11      8,610                             8,953                      9,254               9,193
3/31/12      9,261                             9,577                     10,810              10,722
9/30/12      9,276                             9,602                     10,892              10,784
3/31/13      9,268                             9,608                     12,011              11,853
9/30/13     10,509                            10,928                     13,639              13,397
3/31/14     11,756                            12,244                     15,092              14,757
9/30/14     11,421                            11,913                     14,451              14,177
3/31/15     11,226                            11,745                     14,359              14,028
9/30/15     10,519                            10,973                     13,285              12,854
3/31/16     10,804                            11,332                     13,289              12,844
9/30/16     10,927                            11,457                     13,577              13,174
3/31/17     11,472                            12,077                     14,506              14,097
9/30/17     12,995                            13,682                     16,608              16,111
3/31/18     13,320                            14,040                     16,655              16,140
9/30/18     13,091                            13,829                     16,560              16,063


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through
September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        150         81          3          0            16          1          0          1
10/1/14 - 9/30/15        145         32          2          0            63         10          0          0
10/1/15 - 9/30/16        158         27          2          0            54         12          0          0
10/1/16 - 9/30/17        181         30          0          0            38          2          0          0
10/1/17 - 9/30/18        147          4          0          0            96          4          0          0


                                                                          Page 5


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the
"Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE
EPRA/NAREIT Developed Index (the "FTSE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FFR." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the FTSE Index.

The FTSE Index is compiled and maintained by FTSE International Limited. The
FTSE Index is modified market cap weighted based on free float market capitalization and tracks the performance of listed real estate companies or real estate investment trusts ("REITs") in the FTSE EPRA/NAREIT North America
Series, the FTSE EPRA/NAREIT Europe Series and the FTSE EPRA/NAREIT Asia Series.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL                      CUMULATIVE
                                                                   TOTAL RETURNS                     TOTAL RETURNS
                                                1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                                 Ended     Ended     Ended     (8/27/07)     Ended     Ended     (8/27/07)
                                                9/30/18   9/30/18   9/30/18    to 9/30/18   9/30/18   9/30/18    to 9/30/18
FUND PERFORMANCE
NAV                                              3.99%     5.58%     5.88%       2.52%      31.17%     77.06%      31.78%
Market Price                                     3.58%     5.52%     5.98%       2.49%      30.81%     78.74%      31.41%

INDEX PERFORMANCE
FTSE EPRA/NAREIT Developed Index                 4.62%     6.34%     6.88%       3.37%      35.99%     94.57%      44.37%
S&P Global REIT Index                            2.85%     6.33%     5.86%       3.06%      35.94%     76.78%      39.74%
MSCI World REIT Index                            3.18%     6.93%     5.48%       2.72%      39.81%     70.47%      34.68%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 3.99% during the 12-month period covered by this report. During the same period, the benchmark S&P Global REIT Index generated a return of 2.85%. United States securities were given the highest allocation in the Fund over the period with a 51.7% allocation. These securities returned 4.5% and contributed 2.5% to the Fund's return. Netherlands securities were the Fund's least contributing securities with a -0.3% contribution, stemming from its 2.1% allocation and -12.9% return. The Fund's top performing country was Austria with a 30.2% return, while the Netherlands was the worst performer with a -12.9% return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund outperforming the benchmark amongst German securities by 12.2%, creating 0.5% of relative outperformance. Outperformance was reversed by 0.6% due to the Fund underperforming the benchmark amongst Hong Kong securities by -22.8%.

-----------------------------
The FTSE EPRA/NAREIT Developed Index is calculated by FTSE International Limited
("FTSE"). FTSE does not sponsor, endorse or promote the First Trust FTSE
EPRA/NAREIT Developed Markets Real Estate Index Fund. All copyright in the index values and constituent list vests in FTSE and/or its licensors. First Trust and the Fund have obtained full license from FTSE to use such copyright in the creation of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index
Fund. "FTSE(R)", "FT-SE(R)" and "Footsie(R)" are trademarks jointly owned by the
London Stock Exchange Plc and the Financial Times Limited and are used by FTSE under license. "NAREIT(R)" is the trademark of the National Association of Real
Estate Investment Trusts and "EPRA(R)" is the trademark of the European Public
Real Estate Association and are used by FTSE under license.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)
(CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Real Estate                                   99.75%
Health Care                                    0.16
Consumer Discretionary                         0.09
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Simon Property Group, Inc.                     3.69%
Prologis, Inc.                                 2.88
Public Storage                                 2.03
Unibail-Rodamco-Westfield                      1.83
Vonovia SE                                     1.72
AvalonBay Communities, Inc.                    1.69
Welltower, Inc.                                1.62
Equity Residential                             1.61
Digital Realty Trust, Inc.                     1.57
Mitsui Fudosan Co., Ltd.                       1.52
                                             ------
    Total                                     20.16%
                                             ======


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     SEPTEMBER 30, 2008 - SEPTEMBER 30, 2018

            First Trust FTSE EPRA/NAREIT Developed     FTSE EPRA/NAREIT     S&P Global     MSCI World
            Markets Real Estate Index Fund             Developed Index      REIT Index     REIT Index
            --------------------------------------     ----------------     ----------     ----------
9/30/08     $10,000                                    $10,000              $10,000        $10,000
3/31/09       3,849                                      3,909                3,762          3,678
9/30/09       8,733                                      8,955                8,055          7,703
3/31/10       9,434                                      9,719                8,836          8,326
9/30/10      10,260                                     10,604                9,624          9,016
3/31/11      11,171                                     11,599               10,824         10,261
9/30/11       9,422                                      9,874                9,463          9,031
3/31/12      11,444                                     11,968               11,448         10,887
9/30/12      12,269                                     12,894               12,188         11,704
3/31/13      13,774                                     14,511               13,624         12,810
9/30/13      13,498                                     14,306               13,003         12,192
3/31/14      13,915                                     14,808               13,778         12,816
9/30/14      14,289                                     15,266               14,266         13,422
3/31/15      16,022                                     17,186               16,215         15,136
9/30/15      14,713                                     15,811               14,853         14,093
3/31/16      16,105                                     17,403               16,659         15,924
9/30/16      16,912                                     18,317               17,365         16,561
3/31/17      16,298                                     17,727               16,716         15,968
9/30/17      17,025                                     18,596               17,189         16,522
3/31/18      16,872                                     18,462               16,675         16,210
9/30/18      17,704                                     19,453               17,679         17,046


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through
September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        158         21          0          0            70          3          0          0
10/1/14 - 9/30/15         67         14          0          0           127         44          0          0
10/1/15 - 9/30/16         35          0          0          0           184         33          1          0
10/1/16 - 9/30/17        144          4          0          0           102          1          0          0
10/1/17 - 9/30/18         34          0          0          1           209          7          0          0


                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

First Trust Dow Jones Global Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the Dow Jones Global Select
Dividend Index(SM) (the "Select Dividend Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FGD." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Select Dividend Index.

The Select Dividend Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World
Index(SM). Indicated annual dividend yield is a stock's unadjusted indicated
annual dividend (not including any special dividends) divided by its unadjusted price.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL                      CUMULATIVE
                                                                   TOTAL RETURNS                     TOTAL RETURNS
                                                1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                                 Ended     Ended     Ended     (11/21/07)    Ended     Ended     (11/21/07)
                                                9/30/18   9/30/18   9/30/18    to 9/30/18   9/30/18   9/30/18    to 9/30/18
FUND PERFORMANCE
NAV                                              2.26%     4.25%     7.24%       3.24%      23.14%    101.08%      41.32%
Market Price                                     1.71%     4.14%     7.37%       3.20%      22.51%    103.54%      40.81%

INDEX PERFORMANCE
Dow Jones Global Select Dividend Index(SM)       2.33%     4.37%     7.52%       3.39%      23.84%    106.51%      43.54%
Dow Jones World Developed Markets
   Index(SM)                                    11.19%     9.54%     9.11%       5.93%      57.71%    139.19%      86.98%
MSCI World Index                                11.24%     9.28%     8.56%       5.44%      55.87%    127.32%      77.66%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 2.26% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of 11.24%. The Fund gave the highest allocation to United States securities over the period with a 15.6% weighting. These securities were also the top contributing securities with a 2.3% contribution stemming from their
15.1% return. The top performing country in the Fund was Norway with a 46.2%
return, while the Netherlands was the worst performing country in the Fund with a -18.4% return. The Fund's currency exposure had a -3.1% impact on performance.
On a relative basis, the Fund underperformed the benchmark. The Fund's holdings within the United States created -2.9% of relative underperformance due to the
Fund under allocating the benchmark amongst these well performing securities by
44.7%. The Fund over allocated and outperformed the benchmark amongst Luxembourg securities by 0.7% and 38.5%, respectively, creating 0.4% of relative outperformance.

-----------------------------
Dow Jones and Dow Jones Global Select Dividend Index(SM) are trademarks of Dow
Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the Dow Jones Global
Select Dividend Index(SM), is not sponsored, endorsed, sold or promoted by Dow
Jones and Dow Jones makes no representation regarding the advisability of trading or investing in such product.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    35.34%
Communication Services                        18.38
Consumer Discretionary                        13.39
Utilities                                     11.03
Energy                                         7.02
Industrials                                    5.79
Consumer Staples                               3.25
Materials                                      2.08
Information Technology                         2.02
Health Care                                    1.02
Real Estate                                    0.68
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
CenturyLink, Inc.                              2.73%
Galliford Try PLC                              2.40
GameStop Corp., Class A                        1.75
SES S.A.                                       1.63
Element Fleet Management Corp.                 1.62
Guess?, Inc.                                   1.54
Spark New Zealand Ltd.                         1.53
EDP-Energias de Portugal S.A.                  1.37
Fortum OYJ                                     1.29
Nordea Bank AB                                 1.28
                                             ------
    Total                                     17.14%
                                             ======


                                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                           SEPTEMBER 30, 2008 - SEPTEMBER 30, 2018

            First Trust Dow Jones Global      Dow Jones Global Select     Dow Jones World Developed     MSCI World
            Select Dividend Index Fund        Dividend Index(SM)          Markets Index(SM)             Index
            ----------------------------      -----------------------     -------------------------     ----------
9/30/08     $10,000                           $10,000                     $10,000                       $10,000
3/31/09       4,375                             6,325                       5,416                         5,385
9/30/09      11,180                            11,369                       9,935                         9,771
3/31/10      11,612                            11,841                      10,724                        10,498
9/30/10      12,335                            12,576                      10,712                        10,432
3/31/11      13,736                            14,023                      12,297                        11,911
9/30/11      12,141                            12,472                      10,265                         9,979
3/31/12      13,733                            13,982                      12,336                        11,978
9/30/12      14,275                            14,561                      12,488                        12,133
3/31/13      15,014                            15,308                      13,887                        13,397
9/30/13      16,329                            16,675                      15,165                        14,585
3/31/14      17,954                            18,358                      16,625                        15,950
9/30/14      17,727                            18,118                      16,982                        16,364
3/31/15      17,208                            17,603                      17,631                        16,912
9/30/15      15,155                            15,429                      16,194                        15,532
3/31/16      16,119                            16,518                      17,056                        16,329
9/30/16      17,228                            17,592                      18,131                        17,296
3/31/17      18,186                            18,665                      19,663                        18,740
9/30/17      19,665                            20,181                      21,511                        20,438
3/31/18      19,846                            20,320                      22,492                        21,274
9/30/18      20,110                            20,651                      23,920                        22,734


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through
September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        219         16          0          0            17          0          0          0
10/1/14 - 9/30/15        105          3          0          0           136          8          0          0
10/1/15 - 9/30/16         65          2          0          0           176         10          0          0
10/1/16 - 9/30/17        184          3          0          0            62          2          0          0
10/1/17 - 9/30/18        171          3          0          0            74          2          1          0


                                                                          Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

First Trust Global Wind Energy ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Clean Edge Global Wind Energy(TM)
Index (the "Index"). The shares of the Fund are listed and trade on the NYSE
Arca, Inc. under the ticker symbol "FAN." The Fund will normally invest at least
90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is developed, maintained and sponsored by Nasdaq, Inc. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry based on analysis of the products and services offered by those companies.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL                      CUMULATIVE
                                                                   TOTAL RETURNS                     TOTAL RETURNS
                                                1 Year    5 Years   10 Years   Inception    5 Years   10 Years   Inception
                                                 Ended     Ended     Ended     (6/16/08)     Ended     Ended     (6/16/08)
                                                9/30/18   9/30/18   9/30/18    to 9/30/18   9/30/18   9/30/18    to 9/30/18
FUND PERFORMANCE
NAV                                             -2.92%     6.92%     -2.06%      -6.20%     39.73%    -18.78%     -48.26%
Market Price                                    -3.90%     6.76%     -2.11%      -6.24%     38.69%    -19.22%     -48.49%

INDEX PERFORMANCE
ISE Clean Edge Global Wind Energy(TM) Index     -2.41%     7.73%     -1.16%      -5.45%     45.13%    -11.00%     -43.80%
Russell 3000(R) Index                           17.58%    13.46%     12.01%      10.00%     88.02%    210.82%     166.78%
MSCI World Index                                11.24%     9.28%      8.56%       6.11%     55.87%    127.32%      84.16%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -2.92% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of 11.24%. The Utilities industry was the heaviest allocated industry over the period in the Fund with a 53.2% weighting. This industry had a 3.1%
return and 1.5% contribution. The Capital Goods industry was the Fund's least contributing industry with a -3.7% contribution, stemming from its 44.2%
allocation and -8.1% return. The Fund's currency exposure had a -1.9% impact on performance. On a relative basis, the Fund underperformed the benchmark. The
Fund over allocated and underperformed the benchmark amongst the Capital Goods industry by 36.1% and -14.1%, respectively, which created -7.9% of relative underperformance. Roughly 1% of relative outperformance was created by the Fund having no exposure to the Banking industry. The benchmark had a 9.3% exposure to the Banking industry, which had a -0.5% return.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the
"Corporations"). The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the ISE Index which is determined, composed and calculated by Nasdaq,
Inc. without regard to First Trust or the Fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                     51.67%
Industrials                                   46.12
Materials                                      2.11
Energy                                         0.10
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Orsted A/S                                     8.75%
China Longyuan Power Group Corp., Ltd.,
   Class H                                     8.17
Vestas Wind Systems A/S                        7.90
Siemens Gamesa Renewable Energy S.A.           6.91
Boralex, Inc., Class A                         5.30
Nordex SE                                      4.15
Xinjiang Goldwind Science & Technology
   Co., Ltd., Class H                          3.69
China High Speed Transmission Equipment
   Group Co., Ltd.                             3.04
TPI Composites, Inc.                           2.69
Infigen Energy                                 2.55
                                             ------
    Total                                     53.15%
                                             ======


                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  SEPTEMBER 30, 2008 - SEPTEMBER 30, 2018

            First Trust Global   ISE Clean Edge Global           Russell 3000(R)     MSCI World
            Wind Energy ETF      Wind Energy(TM) Index           Index               Index
            ----------------     ---------------------------     ---------------     ----------
9/30/08     $10,000              $10,000                         $10,000             $10,000
3/31/09       5,497                5,566                           6,888               6,890
9/30/09       8,574                8,729                           9,359               9,771
3/31/10       7,181                7,358                          10,500              10,498
9/30/10       5,565                5,743                          10,385              10,431
3/31/11       6,377                6,592                          12,328              11,910
9/30/11       4,426                4,620                          10,442               9,978
3/31/12       4,295                4,477                          13,214              11,977
9/30/12       3,711                3,892                          13,596              12,133
3/31/13       4,259                4,466                          15,139              13,397
9/30/13       5,813                6,131                          16,532              14,585
3/31/14       6,770                7,169                          18,562              15,950
9/30/14       6,520                6,919                          19,468              16,363
3/31/15       6,275                6,692                          20,856              16,911
9/30/15       6,040                6,451                          19,371              15,531
3/31/16       6,842                7,373                          20,785              16,328
9/30/16       7,877                8,502                          22,269              17,295
3/31/17       7,823                8,519                          24,538              18,739
9/30/17       8,367                9,118                          26,432              20,437
3/31/18       8,519                9,269                          27,925              21,273
9/30/18       8,122                8,897                          31,078              22,734


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through
September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        123         31          0          0            83         15          0          0
10/1/14 - 9/30/15         58          8          0          0           130         53          2          1
10/1/15 - 9/30/16        102         20          5          1            96         27          2          0
10/1/16 - 9/30/17        138         31          0          0            79          3          0          0
10/1/17 - 9/30/18         85         13          0          0           140         12          1          0


                                                                         Page 11


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

First Trust Global Engineering and Construction ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the ISE Global Engineering and Construction(TM) Index (the "Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FLM." The Fund will normally invest in at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is developed, maintained and sponsored by Nasdaq, Inc. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended    (10/13/08)    Ended    (10/13/08)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                    1.67%     5.09%       8.31%     28.15%     121.54%
Market Price                                                           1.22%     5.03%       8.28%     27.79%     120.85%

INDEX PERFORMANCE
ISE Global Engineering and Construction(TM) Index                      2.29%     6.20%       9.91%     35.09%     156.42%
Russell 3000(R) Index                                                 17.58%    13.46%      13.82%     88.02%     263.20%
MSCI World Industrials Index                                           7.37%     9.16%      11.39%     55.01%     193.01%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 1.67% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Industrials Index generated a return of 7.37%. The Construction and Engineering industry was given the highest allocation in the Fund over the period with an 89.8% allocation. Due to the high weighting, this industry was also the Fund's top contributing industry with a 2.4% contribution to the Fund's return, stemming from its 2.5%
return. The Fund's top performing industry was the Electric Utilities industry with a 14.4% return, while the Energy Equipment & Services industry was the worst performer with a -11.8% return. The Fund's currency exposure had a -1.8%
impact on performance. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund over allocating the relatively poor performing Construction & Engineering industry by 88.5%, creating -4.9% of relative drag. The Fund did not have any exposure to the poor performing Industrial Conglomerates industry, whereas the benchmark had a 13.3% allocation, which created 2.7% of relative outperformance.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the
"Corporations"). The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the ISE Index which is determined, composed and calculated by Nasdaq,
Inc. without regard to First Trust or the Fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   96.81%
Energy                                         2.58
Utilities                                      0.61
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Jacobs Engineering Group, Inc.                 3.53%
Fluor Corp.                                    3.35
Vinci S.A.                                     3.11
ACS Actividades de Construccion y
   Servicios S.A.                              3.10
JGC Corp.                                      2.82
Eiffage S.A.                                   2.74
Skanska AB, Class B                            2.73
Bouygues S.A.                                  2.70
Quanta Services, Inc.                          2.53
Kajima Corp.                                   2.46
                                             ------
    Total                                     29.07%
                                             ======


                                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                               OCTOBER 13, 2008 - SEPTEMBER 30, 2018

            First Trust Global Engineering         ISE Global Engineering and     Russell 3000(R)     MSCI World
            and Construction ETF                   Construction(TM) Index         Index               Industrials Index
            ----------------------------------     --------------------------     ---------------     -----------------
10/13/08    $10,000                                $10,000                        $10,000             $10,000
3/31/09       8,987                                  9,387                          8,048               7,741
9/30/09      13,384                                 14,102                         10,935              11,514
3/31/10      13,471                                 14,262                         12,268              12,962
9/30/10      13,522                                 14,368                         12,133              13,182
3/31/11      16,745                                 17,882                         14,404              15,710
9/30/11      11,724                                 12,719                         12,200              12,196
3/31/12      14,306                                 15,435                         15,439              15,071
9/30/12      13,827                                 15,023                         15,885              14,748
3/31/13      15,249                                 16,595                         17,688              16,944
9/30/13      17,288                                 18,980                         19,316              18,904
3/31/14      18,939                                 20,876                         21,687              20,610
9/30/14      17,644                                 19,534                         22,746              20,448
3/31/15      17,190                                 19,318                         24,369              21,168
9/30/15      16,376                                 18,456                         22,634              19,024
3/31/16      17,378                                 19,732                         24,286              21,008
9/30/16      18,407                                 20,939                         26,021              22,434
3/31/17      19,753                                 22,626                         28,674              24,487
9/30/17      21,793                                 25,067                         30,888              27,291
3/31/18      21,948                                 25,195                         32,633              28,194
9/30/18      22,159                                 25,638                         36,317              29,302


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through
September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        109          0          0          0           136          7          0          0
10/1/14 - 9/30/15         62          2          1          0           170         17          0          0
10/1/15 - 9/30/16         64          3          1          0           159         24          2          0
10/1/16 - 9/30/17         82          0          0          0           163          6          0          0
10/1/17 - 9/30/18         85          9          0          0           148          9          0          0


                                                                         Page 13


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (the
"Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ
OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) (the "Index"). The
shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "GRID." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector. Clean Edge, Inc. provides a list of companies to be included in the Index to Nasdaq, Inc., which then compiles the Index.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended    (11/16/09)    Ended    (11/16/09)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                   -1.66%     8.41%       6.50%     49.75%      74.87%
Market Price                                                          -1.10%     8.68%       6.59%     51.58%      76.19%

INDEX PERFORMANCE
NASDAQ OMX(R) Clean Edge(R) Smart Grid
   Infrastructure Index(SM)                                           -1.06%     9.16%       7.33%     54.97%      87.27%
Russell 3000(R) Index                                                 17.58%    13.46%      13.92%     88.02%     217.69%
S&P Composite 1500(R) Industrials Index                               11.98%    12.89%      14.62%     83.31%     235.57%
MSCI World Industrials Index                                           7.37%     9.16%      10.60%     55.01%     144.45%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -1.66% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500(R)
Industrials Index generated a return of 11.98%. The heaviest allocated industry in the Fund over the period was the Electrical Equipment industry with a 28.2%
weighting. This industry had a -2.9% contribution to the Fund's return, the least among all industries in the Fund, and a -8.5% return. The Electronic
Equipment Instruments & Components industry was the Fund's top contributing industry with a 1.0% contribution stemming from its 16.5% weighting and 4.2%
return. The Fund's currency exposure had a -0.6% impact on performance. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund over allocating and underperforming the benchmark among Electrical Equipment securities by 22.9% and -25.0%, respectively, creating -6.1% of relative drag. The Fund under allocated the benchmark amongst the poor performing Industrial Conglomerates securities by
8.9%, creating 2.7% of relative outperformance.

-----------------------------
NASDAQ(R), NASDAQ OMX(R), and Clean Edge(R) are the registered trademarks (the
"Marks") of Nasdaq, Inc. ("Nasdaq") and Clean Edge, Inc. ("Clean Edge")
respectively. Nasdaq and Clean Edge are, collectively with their affiliates, the
"Corporations." The Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE
CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)
(CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   43.98%
Information Technology                        32.17
Consumer Discretionary                        13.81
Utilities                                     10.04
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
ABB Ltd.                                       8.36%
Red Electrica Corp., S.A.                      8.30
Schneider Electric SE                          8.23
Aptiv PLC                                      7.95
Prysmian S.p.A.                                7.51
Veoneer, Inc.                                  4.60
nVent Electric PLC                             4.03
Itron, Inc.                                    4.03
Quanta Services, Inc.                          4.02
Landis+Gyr Group AG                            3.78
                                             ------
    Total                                     60.81%
                                             ======


                                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                               NOVEMBER 16, 2009 - SEPTEMBER 30, 2018

            First Trust NASDAQ(R)         NASDAQ OMX(R)                   Russell     S&P Composite           MSCI World
            Clean Edge(R) Smart Grid      Clean Edge(R) Smart Grid        3000(R)     1500(R) Industrials     Industrials
            Infrastructure Index Fund     Infrastructure Index(SM)        Index       Index                   Index
            -------------------------     ---------------------------     -------     -------------------     -----------
11/16/09    $10,000                       $10,000                         $10,000     $10,000                 $10,000
3/31/10      10,257                        10,297                          10,731      11,205                  10,814
9/30/10      10,154                        10,236                          10,614      11,249                  10,997
3/31/11      11,775                        11,912                          12,600      13,832                  13,106
9/30/11       8,161                         8,341                          10,672      10,743                  10,174
3/31/12       9,553                         9,741                          13,505      14,081                  12,572
9/30/12       9,860                        10,103                          13,895      14,004                  12,302
3/31/13      10,996                        11,314                          15,472      16,373                  14,134
9/30/13      11,678                        12,082                          16,896      18,307                  15,769
3/31/14      13,450                        13,973                          18,971      20,766                  17,193
9/30/14      12,401                        12,931                          19,897      21,102                  17,057
3/31/15      12,583                        13,168                          21,316      22,495                  17,657
9/30/15      11,164                        11,698                          19,798      20,347                  15,868
3/31/16      12,302                        12,977                          21,243      22,980                  17,523
9/30/16      14,035                        14,828                          22,760      24,368                  18,713
3/31/17      15,064                        15,986                          25,079      27,424                  20,425
9/30/17      17,786                        18,927                          27,015      29,969                  22,764
3/31/18      18,037                        19,213                          28,541      31,357                  23,517
9/30/18      17,492                        18,727                          31,763      33,558                  24,441


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through
September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        186         15          0          0            44          7          0          0
10/1/14 - 9/30/15         72         28         13          2            99         32          4          2
10/1/15 - 9/30/16         68         48          2          0            98         37          0          0
10/1/16 - 9/30/17        150         29          4          5            59          4          0          0
10/1/17 - 9/30/18        167         20          0          1            44         19          0          0


                                                                         Page 15


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

First Trust Indxx Global Natural Resources Income ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the Indxx Global Natural
Resources Income Index (the "Index"). The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol "FTRI." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index.

The Index is owned and is developed, maintained and sponsored by Indxx, LLC. The
Index is a 50-stock free float adjusted market capitalization weighted index designed to measure the market performance of the 50 highest dividend yielding companies involved in the upstream (i.e., generally exploration and production)
segment of the natural resources sector.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended    (3/11/10)     Ended    (3/11/10)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                   11.12%    -8.00%      -7.09%     -34.10%    -46.71%
Market Price                                                          10.86%    -7.97%      -7.11%     -33.99%    -46.78%

INDEX PERFORMANCE
Indxx Global Natural Resources Income Index*                          12.36%      N/A         N/A         N/A        N/A
MSCI All Country World Materials Index                                 4.62%     4.60%       2.79%      25.24%     26.56%
MSCI All Country World Index                                           9.77%     8.67%       8.89%      51.52%    107.32%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

* Effective on the close of business December 18, 2015, the Fund's underlying index changed from the ISE Global Copper(TM) Index to the Indxx Global Natural
Resources Income Index. Therefore, the Fund's performance and total returns shown for the period prior to December 18, 2015, are not necessarily indicative of the performance the Fund, based on its current Index, would have generated.
Since the Fund's new underlying index had an inception date of June 1, 2015, it was not in existence for all the periods disclosed.

PERFORMANCE REVIEW

The Fund generated a NAV return of 11.12% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World
Materials Index generated a return of 4.62%. The Energy sector was given the highest allocation in the Fund over the period with a 45.9% weighting. This sector was also the top contributing sector in the Fund with a 9.6%
contribution, stemming from its 21.6% return. The Utilities sector was the
Fund's worst performing and least contributing sector in the Fund with a -11.2%
return and -1.5% contribution. The Fund's currency exposure had a -3.7% impact on performance. On a relative basis, the Fund outperformed the benchmark. The benchmark had no exposure to the well performing Energy securities, which created 7.2% of relative outperformance, and had no exposure to Utilities securities, which created -2.1% of relative underperformance.

-----------------------------
"Indxx" and "Indxx Global Natural Resources Income Index" are trademarks of
Indxx, LLC ("Licensor") and have been licensed for use for certain purposes by
First Trust. First Trust Indxx Global Natural Resources Income ETF is based on the Index and is not sponsored, endorsed, sold or promoted by Licensor, and
Licensor makes no representation regarding the advisability of trading in such product.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Energy                                        49.43%
Materials                                     29.67
Utilities                                     13.45
Consumer Staples                               7.01
Industrials                                    0.44
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Rio Tinto PLC                                 10.46%
Royal Dutch Shell PLC, Class A, ADR           10.08
TOTAL S.A., ADR                                9.83
Exxon Mobil Corp.                              9.74
Tatneft PJSC                                   4.76
Woodside Petroleum Ltd.                        4.61
UPM-Kymmene OYJ                                4.48
International Paper Co.                        4.06
Veolia Environnement S.A.                      3.83
SK Innovation Co., Ltd.                        3.76
                                             ------
    Total                                     65.61%
                                             ======


                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                MARCH 11, 2010 - SEPTEMBER 30, 2018

            First Trust Indxx Global         MSCI All Country          MSCI All Country
            Natural Resources Income ETF     World Materials Index     World Index
            ----------------------------     ---------------------     ----------------
3/11/10     $10,000                          $10,000                   $10,000
3/31/10      10,297                           10,291                    10,172
9/30/10      11,208                           10,440                    10,220
3/31/11      14,567                           12,429                    11,604
9/30/11       8,910                            9,096                     9,606
3/31/12      10,984                           10,529                    11,519
9/30/12      10,141                           10,066                    11,621
3/31/13       9,256                           10,081                    12,731
9/30/13       8,087                           10,105                    13,683
3/31/14       8,027                           10,600                    14,841
9/30/14       7,893                           10,309                    15,230
3/31/15       6,189                            9,852                    15,646
9/30/15       4,144                            7,880                    14,216
3/31/16       3,874                            8,628                    14,967
9/30/16       4,152                            9,775                    15,916
3/31/17       4,436                           10,849                    17,218
9/30/17       4,794                           12,098                    18,885
3/31/18       5,108                           12,564                    19,761
9/30/18       5,327                           12,657                    20,731


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through
September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14         82          7          0          0           135         25          3          0
10/1/14 - 9/30/15        104         14          2          0           119         13          0          0
10/1/15 - 9/30/16         74         21          2          1           114         31         10          0
10/1/16 - 9/30/17        115          7          0          0           129          0          0          0
10/1/17 - 9/30/18         51         19          0          0            93         85          3          0


                                                                         Page 17


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

First Trust Indxx Global Agriculture ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Indxx Global Agriculture Index (the
"Index"). The shares of the Fund are listed and traded on The Nasdaq Stock
Market LLC under the ticker symbol "FTAG." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index.

The Index is owned and is developed, maintained and sponsored by Indxx, LLC. The
Index is a market capitalization weighted index designed to measure the performance of companies that are directly or indirectly engaged in improving agricultural yields. The Index is comprised of farmland companies and firms involved in chemicals and fertilizers, seeds, irrigation equipment, and farm machinery.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended    (3/11/10)     Ended    (3/11/10)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                   -1.46%    -15.03%    -17.42%     -55.72%    -80.56%
Market Price                                                          -1.55%    -15.08%    -17.44%     -55.83%    -80.61%

INDEX PERFORMANCE
Indxx Global Agriculture Index*                                       -0.40%       N/A        N/A         N/A        N/A
MSCI All Country World Index                                           9.77%      8.67%      8.89%      51.52%    107.32%
MSCI All Country World Materials Index                                 4.62%      4.60%      2.79%      25.24%     26.56%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

* Effective on the close of business December 18, 2015, the Fund's underlying index changed from the ISE Global Platinum(TM) Index to the Indxx Global
Agriculture Index. Therefore, the Fund's performance and total returns shown for the period prior to December 18, 2015, are not necessarily indicative of the performance the Fund, based on its current Index, would have generated. Since the Fund's new underlying index had an inception date of June 1, 2015, it was not in existence for all the periods disclosed.

PERFORMANCE REVIEW

The Fund generated a NAV return of -1.46% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World
Materials Index generated a return of 4.62%. The Materials sector was given the highest allocation in the Fund over the period with a 56.2% weighting. This sector had a 1.4% return, which limited its contribution to the Fund's return to
0.8%. The top performing industry in the Fund was the Automobile & Components industry with a 24.7% return, while the Pharmaceuticals, Biotechnology & Life
Sciences industry was the Fund's worst performing industry with a -32.0% return.
The Fund's currency exposure had a -2.2% impact on performance. On a relative basis, the Fund underperformed the benchmark. The Fund's holdings amongst the
Pharmaceuticals, Biotechnology & Life Sciences industry created -3.9% of relative underperformance as the benchmark had no exposure to this -32.0%
returning industry. The benchmark had no exposure to the well performing
Automobile & Component industry, which created 0.4% of relative outperformance.

-----------------------------
"Indxx" and "Indxx Global Agriculture Index" are trademarks of Indxx, LLC
("Licensor") and have been licensed for use for certain purposes by First Trust.
First Trust Indxx Global Agriculture ETF is based on the Index and is not sponsored, endorsed, sold or promoted by Licensor, and Licensor makes no representation regarding the advisability of trading in such product.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Materials                                     57.96%
Industrials                                   21.94
Health Care                                   10.61
Consumer Staples                               6.26
Consumer Discretionary                         3.23
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Bayer AG                                      10.61%
Deere & Co.                                    9.93
BASF SE                                        9.67
DowDuPont, Inc.                                9.06
Kubota Corp.                                   4.59
Nutrien Ltd.                                   4.56
Petronas Chemicals Group Bhd                   3.97
Evonik Industries AG                           3.66
CNH Industrial N.V.                            3.57
Wilmar International Ltd.                      3.31
                                             ------
    Total                                     62.93%
                                             ======


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              MARCH 11, 2010 - SEPTEMBER 30, 2018

            First Trust Indxx          MSCI All Country       MSCI All Country World
            Global Agriculture ETF     World Index            Materials Index
            ----------------------     ------------------     ----------------------
3/11/10     $10,000                    $10,000                $10,000
3/31/10      10,337                     10,172                 10,291
9/30/10       9,794                     10,220                 10,440
3/31/11      10,930                     11,604                 12,429
9/30/11       6,416                      9,606                  9,096
3/31/12       6,576                     11,519                 10,529
9/30/12       4,871                     11,621                 10,066
3/31/13       4,667                     12,731                 10,081
9/30/13       4,392                     13,683                 10,105
3/31/14       4,363                     14,841                 10,600
9/30/14       3,924                     15,230                 10,309
3/31/15       3,248                     15,646                  9,852
9/30/15       1,915                     14,216                  7,880
3/31/16       1,480                     14,967                  8,628
9/30/16       1,552                     15,916                  9,775
3/31/17       1,782                     17,218                 10,849
9/30/17       1,972                     18,885                 12,098
3/31/18       1,945                     19,761                 12,564
9/30/18       1,942                     20,731                 12,657


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through
September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        103         36          9          0            56         35         12          1
10/1/14 - 9/30/15         96         52          7          1            55         38          3          0
10/1/15 - 9/30/16         37         20         15         16            72         47         22         24
10/1/16 - 9/30/17        120          0          0          0           122          7          2          0
10/1/17 - 9/30/18        171          5          0          0            72          3          0          0


                                                                         Page 19


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BICK INDEX FUND (BICK)

The First Trust BICK Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE BICK(TM) Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "BICK." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is developed, maintained and sponsored by Nasdaq, Inc. The Index is designed to provide a benchmark for investors interested in tracking some of the largest and most liquid public companies that are domiciled in Brazil, India,
China (including Hong Kong) and South Korea that are accessible for investment by U.S. investors.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended    (4/12/10)     Ended    (4/12/10)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                   -6.82%     3.76%      0.10%      20.25%       0.83%
Market Price                                                          -7.33%     3.95%      0.12%      21.38%       0.98%

INDEX PERFORMANCE
ISE BICK(TM) Index                                                    -5.62%     4.66%      0.98%      25.59%       8.64%
MSCI All Country World Index                                           9.77%     8.67%      8.45%      51.52%      98.78%
MSCI Emerging Markets Index                                           -0.81%     3.61%      2.57%      19.42%      24.00%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -6.82% during the 12-month period covered by this report. During the same period, the benchmark MSCI Emerging Markets Index generated a return of -0.81%. South Korean securities were the Fund's top performing securities with a 6.1% return, while Brazilian securities were the
Fund's worst performing securities with a -19.9% return. Brazil was also the
Fund's least contributing country with a -4.3% contribution, while South Korean securities were the Fund's top contributing country with a 0.9% contribution. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance was due to the Fund over allocating the poor performing
Brazilian securities by 17.3%, creating -4.0% of relative drag. The relative outperformance of 0.6% was created due to the Fund over allocating and outperforming the benchmark amongst South Korean securities by 10.5% and 4.5%, respectively.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the
"Corporations"). The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the ISE Index which is determined, composed and calculated by Nasdaq,
Inc. without regard to First Trust or the Fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BICK INDEX FUND (BICK) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        18.67%
Financials                                    18.25
Information Technology                        13.75
Communication Services                        10.96
Materials                                      9.92
Energy                                         8.20
Health Care                                    7.29
Industrials                                    7.05
Consumer Staples                               4.08
Utilities                                      0.97
Real Estate                                    0.86
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Yatra Online, Inc.                             1.94%
Eros International PLC                         1.92
Wipro Ltd., ADR                                1.82
Vedanta Ltd., ADR                              1.80
Reliance Industries Ltd., GDR                  1.79
Dr. Reddy's Laboratories Ltd., ADR             1.77
Infosys Ltd., ADR                              1.76
WNS (Holdings) Ltd., ADR                       1.76
HDFC Bank Ltd., ADR                            1.67
Larsen & Toubro Ltd., GDR                      1.64
                                             ------
    Total                                     17.87%
                                             ======


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              APRIL 12, 2010 - SEPTEMBER 30, 2018

            First Trust BICK     ISE BICK(TM)     MSCI All Country     MSCI Emerging
            Index Fund           Index            World Index          Markets Index
            ----------------     ------------     ----------------     -------------
4/12/10     $10,000              $10,000          $10,000              $10,000
9/30/10      10,417               10,488            9,800               10,487
3/31/11      11,231               11,311           11,127               11,486
9/30/11       7,586                7,795            9,211                8,793
3/31/12       8,996                9,139           11,045               10,475
9/30/12       8,328                8,515           11,143               10,282
3/31/13       8,480                8,665           12,207               10,656
9/30/13       8,385                8,681           13,119               10,383
3/31/14       8,808                9,127           14,231               10,527
9/30/14       9,050                9,432           14,604               10,829
3/31/15       8,497                8,920           15,003               10,572
9/30/15       6,865                7,163           13,632                8,740
3/31/16       7,383                7,773           14,352                9,300
9/30/16       8,512                8,958           15,262               10,207
3/31/17       9,234                9,764           16,510               10,901
9/30/17      10,822               11,512           18,108               12,499
3/31/18      11,613               12,333           18,948               13,600
9/30/18      10,085               10,867           19,878               12,398


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through
September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14         28          1          0          0           131         82         10          0
10/1/14 - 9/30/15         38          6          0          0           116         79         13          0
10/1/15 - 9/30/16         34          0          0          0           113         97          8          1
10/1/16 - 9/30/17         65         26          0          0            51         99         10          0
10/1/17 - 9/30/18        120         37          2          0            76         14          2          0


                                                                         Page 21


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

The First Trust Nasdaq Smartphone Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq CTA Smartphone Index(SM) (the
"Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market
LLC under the ticker symbol "FONE." The Fund will normally invest at least 90%
of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is owned by Nasdaq, Inc. (the "Index Provider"). The Index Provider
and the Consumer Technology Association have jointly developed the eligibility and selection criteria and rules for the Index. The Index is designed to track the performance of companies engaged in the smartphone segment of the telecommunications and technology sectors. To be eligible for the Index, issuers of the securities must be identified as being engaged in the smartphone industry by the Consumer Technology Association. Component securities must be listed on an index-eligible global stock exchange, as determined by the Index Provider, have a minimum worldwide market capitalization of $250 million and a minimum three-month average daily dollar trading volume of $1 million.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended    (2/17/11)     Ended    (2/17/11)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                    0.20%    10.49%       8.08%      64.67%     80.74%
Market Price                                                          -0.30%    10.44%       8.01%      64.31%     79.79%

INDEX PERFORMANCE
Nasdaq CTA Smartphone Index(SM)                                        1.22%    11.51%       9.08%      72.38%     93.82%
MSCI World Index                                                      11.24%     9.28%       8.64%      55.87%     87.99%
MSCI All Country World Information Technology Index                   22.84%    19.05%      14.53%     139.14%    181.11%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 0.20% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World
Information Technology Index generated a return of 22.84%. The Fund's holdings amongst the Semiconductors & Semiconductor Equipment industry were the top performing securities with an 11.1% return and a 2.2% contribution stemming from the industries 24.1% allocation. The heaviest allocated industry in the Fund was the Technology Hardware & Equipment industry at 39.9%. This industry had a negative return of -8.9%, which led to a -2.4% contribution to the Fund's return. The Fund's currency exposure had a -0.4% impact on performance. On a relative basis, the Fund underperformed the benchmark. The majority of the underperformance is attributable to the Fund underperforming the benchmark amongst the Technology Hardware & Equipment securities by -33.8%, creating
-11.6% of relative drag. The Fund outperformed the benchmark amongst Media &
Entertainment securities by 10.6%, which reversed 0.8% of the relative drag.

-----------------------------
Nasdaq(R), and Nasdaq CTA Smartphone Index(SM), formerly NASDAQ OMX CEA
Smartphone Index(SM), are registered trademarks and service marks of Nasdaq,
Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the
Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        69.95%
Communication Services                        12.40
Consumer Discretionary                         8.80
Real Estate                                    7.12
Industrials                                    1.73
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Lenovo Group Ltd.                              3.72%
Sony Corp.                                     3.55
BlackBerry Ltd.                                3.54
Nokia OYJ, ADR                                 3.34
Inventec Corp.                                 3.32
Apple, Inc.                                    3.29
Samsung Electronics Co., Ltd.                  3.20
Kyocera Corp.                                  3.16
Flex Ltd.                                      3.16
Pegatron Corp.                                 3.08
                                             ------
    Total                                     33.36%
                                             ======


                                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                        FEBRUARY 17, 2011 - SEPTEMBER 30, 2018

            First Trust Nasdaq         Nasdaq CTA               MSCI World     MSCI All Country World
            Smartphone Index Fund      Smartphone Index(SM)     Index          Information Technology Index
            ----------------------     --------------------     ----------     ----------------------------
2/17/11     $10,000                    $10,000                  $10,000        $10,000
3/31/11       9,399                      9,412                    9,849          9,547
9/30/11       7,503                      7,595                    8,251          8,390
3/31/12       9,238                      9,328                    9,904         10,774
9/30/12       7,805                      7,925                   10,032         10,566
3/31/13       9,021                      9,180                   11,077         10,774
9/30/13      10,975                     11,245                   12,059         11,756
3/31/14      12,117                     12,470                   13,188         13,356
9/30/14      12,748                     13,187                   13,530         14,502
3/31/15      13,920                     14,460                   13,983         15,485
9/30/15      12,194                     12,706                   12,842         14,328
3/31/16      13,098                     13,739                   13,501         15,785
9/30/16      14,585                     15,322                   14,300         17,605
3/31/17      16,474                     17,413                   15,494         19,719
9/30/17      18,041                     19,153                   16,898         22,884
3/31/18      18,932                     20,114                   17,589         25,486
9/30/18      18,076                     19,382                   18,797         28,111


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through
September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        139         12          0          0            86         14          1          0
10/1/14 - 9/30/15        123          4          0          0           118          7          0          0
10/1/15 - 9/30/16         19          0          0          0           164         67          3          0
10/1/16 - 9/30/17         59          0          0          0           159         32          1          0
10/1/17 - 9/30/18         61          1          0          0           166         21          2          0


                                                                         Page 23


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

The First Trust NASDAQ Global Auto Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX Global Auto Index(SM)
(the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock
Market LLC under the ticker symbol "CARZ." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is owned and was developed by Nasdaq, Inc. (the "Index Provider"). The
Index Provider has contracted with Standard & Poor's Dow Jones Indices to calculate and maintain the Index. The Index is designed to track the performance of the largest and most liquid companies engaged in manufacturing of automobiles. To be eligible for the Index, component securities must be listed on an Index-eligible global stock exchange, as determined by the Index Provider, have a minimum float-adjusted worldwide market capitalization of at least $500 million and a minimum three-month average daily dollar trading volume of $1 million.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended     (5/9/11)     Ended     (5/9/11)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                   -7.57%     0.71%      4.33%       3.60%      36.80%
Market Price                                                          -7.70%     0.61%      4.34%       3.11%      36.92%

INDEX PERFORMANCE
NASDAQ OMX Global Auto Index(SM)                                      -6.76%     1.54%      5.31%       7.94%      46.57%
MSCI World Index                                                      11.24%     9.28%      8.88%      55.87%      87.55%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -7.57% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of 11.24%. Over this period the Fund was almost 100% allocated to the global Automobiles & Components securities. Japan was the heaviest allocated country in the Fund within this industry with a 34.4% weighting. Due to Japan's relatively small return of 1.3%, its contribution to the Fund's return was limited to 0.1%. French securities were the Fund's top contributing and top performing securities with a 0.5% contribution and 5.9% return. Chinese securities were the Fund's least contributing and worst performing securities with a -3.2% contribution and -29.9% return. The Fund's currency exposure had a
-0.6% impact on performance. On a relative basis, the Fund underperformed the benchmark. The majority of the underperformance is attributable to the Fund over allocating the benchmark by 96.8% and underperforming the benchmark by -2.0%
amongst the Automobiles & Components industry, in all creating -16.9% of relative drag. The benchmark had a 9.3% higher allocation to Banking securities, which had a -0.5% return, creating 1.0% of relative outperformance.

-----------------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX Global Auto Index(SM), are the
registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by
First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH
RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        99.47%
Industrials                                    0.53
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Honda Motor Co., Ltd.                          8.20%
Toyota Motor Corp.                             8.03
Daimler AG                                     7.84
General Motors Co.                             7.52
Ford Motor Co.                                 7.14
Volkswagen AG (Preference Shares)              4.32
Hyundai Motor Co.                              4.18
Subaru Corp.                                   4.14
Renault S.A.                                   4.03
Nissan Motor Co., Ltd.                         4.01
                                             ------
    Total                                     59.41%
                                             ======


                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 9, 2011 - SEPTEMBER 30, 2018

           First Trust NASDAQ         NASDAQ OMX Global        MSCI World
           Global Auto Index Fund     Auto Index Index(SM)     Index
           ----------------------     --------------------     ----------
5/9/11     $10,000                    $10,000                  $10,000
9/30/11      7,545                      7,717                    8,232
3/31/12      9,324                      9,459                    9,881
9/30/12      8,282                      8,439                   10,009
3/31/13     10,210                     10,402                   11,052
9/30/13     13,205                     13,581                   12,032
3/31/14     13,593                     14,039                   13,158
9/30/14     13,085                     13,556                   13,499
3/31/15     14,034                     14,601                   13,951
9/30/15     11,727                     12,208                   12,813
3/31/16     11,826                     12,418                   13,470
9/30/16     11,990                     12,550                   14,267
3/31/17     13,091                     13,851                   15,458
9/30/17     14,803                     15,719                   16,858
3/31/18     15,201                     16,109                   17,547
9/30/18     13,682                     14,656                   18,752


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through
September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        133         17          0          0            88         14          0          0
10/1/14 - 9/30/15         90         12          1          1           129         19          0          0
10/1/15 - 9/30/16         78          7          2          0           118         42          5          1
10/1/16 - 9/30/17         91          9          0          0           124         26          1          0
10/1/17 - 9/30/18        120         12          1          0           113          5          0          0


                                                                         Page 25


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CLOUD COMPUTING ETF (SKYY)

The First Trust Cloud Computing ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Cloud Computing Index(TM) (the
"Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market
LLC under the ticker symbol "SKYY." The Fund will normally invest at least 90%
of its net assets (including investment borrowings) in common stocks or in depositary receipts representing securities in the Index.

The Index is developed, maintained and sponsored by Nasdaq, Inc. To be eligible for the Index, a security must be actively engaged in a business activity supporting or utilizing the cloud computing space. Component securities must have a market capitalization of at least $100 million.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL           CUMULATIVE
                                                                                   TOTAL RETURNS          TOTAL RETURNS
                                                                      1 Year    5 Years   Inception    5 Years   Inception
                                                                       Ended     Ended     (7/5/11)     Ended     (7/5/11)
                                                                      9/30/18   9/30/18   to 9/30/18   9/30/18   to 9/30/18
FUND PERFORMANCE
NAV                                                                   35.80%    18.54%      15.62%     134.08%    185.90%
Market Price                                                          35.94%    18.55%      15.63%     134.20%    186.05%

INDEX PERFORMANCE
ISE Cloud Computing Index(TM)                                         36.71%    19.10%      16.21%     139.65%    196.63%
S&P 500(R) Index                                                      17.91%    13.95%      13.73%      92.10%    153.75%
S&P Composite 1500 Information Technology Index                       30.40%    21.80%      18.46%     168.05%    240.89%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 35.80% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 17.91%. The Fund's top allocated sector over the period was the
Information Technology sector. This sector was given a 75.6% allocation and contributed 26.0% to the Fund's return, stemming from its 34.0% return. The
Consumer Discretionary sector, represented solely by Amazon.com, Inc., was the
Fund's top performing sector with a 108.5% return. The Fund's least contributing, worst performer, and smallest allocated sector was the Real Estate sector, represented solely by Equinix, Inc. This security had a 4.1% allocation,
-0.9% return, and -0.01% contribution to the Fund's return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund overweighting the well performing Information
Technology sector by 55.9% compared to the benchmark, creating 7.9% of relative outperformance. The outperformance of 0.4% was reversed due to the Fund underperforming the benchmark amongst Real Estate securities by -5.9%.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the
"Corporations"). The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the ISE Index which is determined, composed and calculated by Nasdaq,
Inc. without regard to First Trust or the Fund.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CLOUD COMPUTING ETF (SKYY) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        72.57%
Communication Services                        17.75
Consumer Discretionary                         5.13
Real Estate                                    4.55
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
NetApp, Inc.                                   5.24%
salesforce.com, Inc.                           5.13
Amazon.com, Inc.                               5.13
F5 Networks, Inc.                              4.81
Cisco Systems, Inc.                            4.75
VMware, Inc., Class A                          4.73
Juniper Networks, Inc.                         4.69
Oracle Corp.                                   4.60
Alphabet, Inc., Class A                        4.58
Open Text Corp.                                4.55
                                             ------
    Total                                     48.21%
                                             ======


                                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            JULY 5, 2011 - SEPTEMBER 30, 2018

            First Trust Cloud         ISE Cloud                   S&P 500(R)     S&P Composite 1500
            Computing ETF             Computing Index(TM)         Index          Information Technology Index
            ---------------------     -----------------------     ----------     ----------------------------
7/5/11      $10,000                   $10,000                     $10,000        $10,000
9/30/11       7,902                     7,909                       8,501          8,886
3/31/12      10,604                    10,641                      10,702         11,739
9/30/12       9,864                     9,934                      11,068         11,695
3/31/13      10,531                    10,640                      12,196         11,682
9/30/13      12,214                    12,376                      13,209         12,718
3/31/14      13,390                    13,612                      14,861         14,655
9/30/14      13,581                    13,852                      15,815         16,153
3/31/15      14,551                    14,885                      16,753         17,253
9/30/15      13,994                    14,354                      15,718         16,547
3/31/16      14,789                    15,247                      17,052         18,475
9/30/16      17,114                    17,697                      18,143         20,324
3/31/17      19,392                    19,930                      19,979         23,173
9/30/17      21,052                    21,701                      21,519         26,144
3/31/18      24,370                    25,195                      22,776         29,394
9/30/18      28,591                    29,662                      25,375         34,091


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2013 through
September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
10/1/13 - 9/30/14        191         18          0          0            38          5          0          0
10/1/14 - 9/30/15        193          9          0          0            48          2          0          0
10/1/15 - 9/30/16        146          1          0          0           106          0          0          0
10/1/16 - 9/30/17        188          0          0          0            62          1          0          0
10/1/17 - 9/30/18        176          1          0          0            74          0          0          0


                                                                         Page 27


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

First Trust International IPO ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the IPOX International Index (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FPXI." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index.

The Index is owned and is developed, maintained and sponsored by IPOX(R)
Schuster LLC (the "Index Provider"). The Index is a market-cap weighted portfolio measuring the performance of the top 50 non-U.S. companies, including companies domiciled in emerging markets, ranked quarterly by market capitalization in the IPOX(R) Global Composite Index. The Index includes the 50 largest and typically most liquid initial public offerings ("IPOs") and spin-offs of companies legally domiciled outside the United States that trade on an accessible global stock exchange.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL          CUMULATIVE
                                                                                     TOTAL RETURNS         TOTAL RETURNS
                                                                   1 Year Ended   Inception (11/4/14)   Inception (11/4/14)
                                                                     9/30/18          to 9/30/18            to 9/30/18
FUND PERFORMANCE
NAV                                                                   3.35%              5.56%                23.51%
Market Price                                                          2.87%              5.57%                23.58%

INDEX PERFORMANCE
IPOX International Index                                              4.17%              6.34%                27.12%
MSCI World ex USA Index                                               2.67%              4.86%                20.35%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 3.35% during the 12-month period covered by this report. During the same period, the benchmark MSCI World ex USA Index generated a return of 2.67%. The Financials sector was the highest allocated sector in the Fund over the period with a 20.5% allocation. The sector had a
1.4% return in the Fund and contributed 0.2% to the Fund's return. The Fund's top contributing sector was the Industrials sector with a 14.5% allocation,
11.9% return, and 1.8% contribution. The Fund's least contributing sector was the Communication Services sector with a 2.3% allocation, -61.8% return, and
-2.9% contribution. The Fund's currency exposure had a -1.6% impact on performance. On a relative basis, the Fund outperformed the benchmark. The
Consumer Discretionary and Industrials sectors each created 1.2% of outperformance as the Fund outperformed the benchmark within these two sectors by 9.8% and 7.4%, respectively. The Fund underperformed the benchmark amongst the Communication Services sector by -8.1%, creating -2.9% of relative drag.

-----------------------------
IPOX(R) and IPOX International Index are registered international trademarks and service marks of IPOX Schuster LLC and have been licensed for use for certain purposes by First Trust.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INTERNATIONAL IPO ETF (FPXI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    17.35%
Industrials                                   16.62
Information Technology                        16.46
Consumer Discretionary                        14.46
Health Care                                   11.03
Real Estate                                    9.30
Utilities                                      8.29
Communication Services                         3.24
Materials                                      2.31
Consumer Staples                               0.94
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Recruit Holdings Co., Ltd.                     8.20%
Japan Post Holdings Co., Ltd.                  7.76
Siemens Healthineers AG                        6.37
China Vanke Co., Ltd., Class H                 5.29
Orsted A/S                                     5.17
Ferrari N.V.                                   4.89
Xiaomi Corp., Class B                          4.56
CK Asset Holdings Ltd.                         4.01
Postal Savings Bank of China Co., Ltd.,
   Class H                                     3.70
Adyen N.V.                                     3.48
                                             ------
    Total                                     53.43%
                                             ======


                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          NOVEMBER 4, 2014 - SEPTEMBER 30, 2018

            First Trust International     IPOX International     MSCI World
            iPO ETF                       Index                  ex USA Index
            -------------------------     ------------------     -----------
11/4/14     $10,000                       $10,000                $10,000
3/31/15       9,798                         9,813                 10,252
9/30/15       8,526                         8,522                  9,212
3/31/16       8,864                         8,954                  9,386
9/30/16       9,432                         9,523                  9,872
3/31/17       9,913                        10,072                 10,506
9/30/17      11,952                        12,204                 11,722
3/31/18      12,949                        13,217                 11,951
9/30/18      12,352                        12,713                 12,036


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014
(commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
11/5/14 - 9/30/15         90         11          1          0           117          8          0          1
10/1/15 - 9/30/16        109         30          0          0            86         28          0          0
10/1/16 - 9/30/17        138         32          0          0            63         17          1          0
10/1/17 - 9/30/18        152         27          1          0            67          4          0          0


                                                                         Page 29


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)

The First Trust Nasdaq Cybersecurity ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq CTA Cybersecurity Index(SM) (the
"Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market
LLC under the ticker symbol "CIBR." The Fund will normally invest at least 90%
of its net assets (including investment borrowings) in common stocks or in depositary receipts that comprise the Index. The Index is owned by Nasdaq, Inc.
(the "Index Provider"). The Index Provider and the Consumer Technology
Association ("CTA") have jointly developed the eligibility and selection criteria and rules for the Index. The Index will include securities of companies classified as "cybersecurity" companies by the CTA.


---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL          CUMULATIVE
                                                                                     TOTAL RETURNS         TOTAL RETURNS
                                                                   1 Year Ended   Inception (7/6/15)    Inception (7/6/15)
                                                                     9/30/18          to 9/30/18            to 9/30/18
FUND PERFORMANCE
NAV                                                                   30.49%            12.11%                44.74%
Market Price                                                          30.93%            12.19%                45.10%

INDEX PERFORMANCE
Nasdaq CTA Cybersecurity Index(SM)                                    31.32%            12.90%                48.09%
S&P 500(R) Index                                                      17.91%            13.49%                50.59%
S&P Composite 1500 Information Technology Index                       30.40%            23.25%                96.70%
---------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 32.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 30.49% during the 12-month period covered by this report. During the same period, the benchmark S&P Composite 1500
Information Technology Index generated a return of 30.40%. The Software industry was given the largest allocation in the Fund over the period with a 52.9%
weighting. This industry had a 28.4% return and contributed 15.5% to the Fund's return, the most among all industries. The worst performing and least contributing industry was the Electronic Equipment Instruments & Components
industry with a -15.5% return and -0.5% contribution. The Fund's currency exposure had a -0.4% impact on performance. On a relative basis, the Fund outperformed the benchmark. The majority of the outperformance is attributable to the Fund having no exposure to the relatively poor performing Interactive
Media & Services securities, creating 3.1% of relative outperformance. The Fund also outperformed the benchmark amongst the Communications Equipment industry, which created another 2.4% of relative outperformance. The outperformance was reversed by 4.2% due to the Fund underperforming the benchmark amongst Software securities by -19.3%.

-----------------------------
Nasdaq(R), and Nasdaq CTA Cybersecurity Index(SM), formerly Nasdaq CEA
Cybersecurity Index(SM), are registered trademarks and service marks of Nasdaq,
Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the
Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        86.41%
Industrials                                   13.59
                                             ------
    Total                                    100.00%
                                             ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Symantec Corp.                                 6.26%
Raytheon Co.                                   6.14
Cisco Systems, Inc.                            6.04
Palo Alto Networks, Inc.                       5.78
Splunk, Inc.                                   5.59
Fortinet, Inc.                                 3.27
Tenable Holdings, Inc.                         3.26
CyberArk Software Ltd.                         3.14
F5 Networks, Inc.                              3.13
Juniper Networks, Inc.                         3.13
                                             ------
    Total                                     45.74%
                                             ======


                                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            JULY 6, 2015 - SEPTEMBER 30, 2018

            First Trust Nasdaq        Nasdaq CTA                  S&P 500(R)     S&P Composite 1500
            Cybersecurity ETF         Cybersecurity Index(SM)     Index          Information Technology Index
            ---------------------     -----------------------     ----------     ----------------------------
7/6/15      $10,000                    $10,000                    $10,000        $10,000
9/30/15       8,575                      8,585                      9,328          9,547
3/31/16       8,595                      8,645                     10,120         10,659
9/30/16      10,018                     10,113                     10,768         11,726
3/31/17      10,993                     11,137                     11,858         13,370
9/30/17      11,093                     11,276                     12,772         15,084
3/31/18      12,713                     12,943                     13,518         16,959
9/30/18      14,475                     14,808                     15,060         19,669


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 7, 2015 (commencement of trading) through September 30, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%      >=2.00%       0.49%      0.99%      1.99%      >=2.00%
7/7/15 - 9/30/15          49          7          1          0             4          0          0          0
10/1/15 - 9/30/16        140          0          0          0           113          0          0          0
10/1/16 - 9/30/17        228          2          0          0            21          0          0          0
10/1/17 - 9/30/18        222          1          0          0            28          0          0          0


                                                                         Page 31


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated. For certain Funds, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.


FIRST TRUST EXCHANGE-TRADED FUND II

UNDERSTANDING YOUR FUND EXPENSES
SEPTEMBER 30, 2018 (UNAUDITED)

As a shareholder of First Trust STOXX(R) European Select Dividend Index Fund,
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First
Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind
Energy ETF, First Trust Global Engineering and Construction ETF, First Trust
NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust Indxx
Global Natural Resources Income ETF, First Trust Indxx Global Agriculture ETF,
First Trust BICK Index Fund, First Trust Nasdaq Smartphone Index Fund, First
Trust NASDAQ Global Auto Index Fund, First Trust Cloud Computing ETF, First
Trust International IPO ETF or First Trust Nasdaq Cybersecurity ETF (each a
"Fund" and collectively, the "Funds"), you incur two types of costs: (1)
transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE        EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH           DURING THE
                                                   APRIL 1, 2018    SEPTEMBER 30, 2018     PERIOD (a)      SIX-MONTH PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)
Actual                                               $1,000.00          $  982.80             0.57%               $2.83
Hypothetical (5% return before expenses)             $1,000.00          $1,022.21             0.57%               $2.89

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)
Actual                                               $1,000.00          $1,049.30             0.60%               $3.08
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)
Actual                                               $1,000.00          $1,013.30             0.58%               $2.93
Hypothetical (5% return before expenses)             $1,000.00          $1,022.16             0.58%               $2.94

FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)
Actual                                               $1,000.00          $  953.40             0.60%               $2.94
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)
Actual                                               $1,000.00          $1,009.60             0.70%               $3.53
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55


                                                                         Page 33


FIRST TRUST EXCHANGE-TRADED FUND II

UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
SEPTEMBER 30, 2018 (UNAUDITED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE        EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH           DURING THE
                                                   APRIL 1, 2018    SEPTEMBER 30, 2018     PERIOD (a)      SIX-MONTH PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)
Actual                                               $1,000.00          $  969.80             0.70%               $3.46
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)
Actual                                               $1,000.00          $1,042.80             0.70%               $3.58
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)
Actual                                               $1,000.00          $  999.10             0.70%               $3.51
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST BICK INDEX FUND (BICK)
Actual                                               $1,000.00          $  868.40             0.64%               $3.00
Hypothetical (5% return before expenses)             $1,000.00          $1,021.86             0.64%               $3.24

FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)
Actual                                               $1,000.00          $  954.80             0.70%               $3.43
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)
Actual                                               $1,000.00          $  900.10             0.70%               $3.33
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST CLOUD COMPUTING ETF (SKYY)
Actual                                               $1,000.00          $1,173.20             0.60%               $3.27
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)
Actual                                               $1,000.00          $  953.90             0.70%               $3.43
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%               $3.55

FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)
Actual                                               $1,000.00          $1,138.60             0.60%               $3.22
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%               $3.04


(a)   These expense ratios reflect expense caps for certain Funds. See Note 3 in the Notes to Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (April 1,
      2018 through September 30, 2018), multiplied by 183/365 (to reflect the six-month period).


FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.1%
             BELGIUM -- 2.4%
     461,569 Proximus S.A., DP                 $   11,028,910
                                               --------------
             FINLAND -- 4.0%
     720,660 Fortum OYJ                            18,064,821
                                               --------------
             FRANCE -- 16.8%
     453,051 CNP Assurances                        10,920,060
     128,557 Covivio                               13,396,174
     355,915 Klepierre S.A.                        12,616,059
     298,435 SCOR SE                               13,859,908
     219,353 Societe Generale S.A.                  9,415,505
     250,566 TOTAL S.A.                            16,244,941
                                               --------------
                                                   76,452,647
                                               --------------
             GERMANY -- 7.1%
      50,030 Allianz SE                            11,152,759
     229,495 Deutsche Post AG                       8,182,832
      57,802 Muenchener Rueckversicherungs-
                Gesellschaft AG in Muenchen        12,801,416
                                               --------------
                                                   32,137,007
                                               --------------
             ITALY -- 8.3%
     765,700 Assicurazioni Generali S.p.A.         13,228,548
   4,918,365 Intesa Sanpaolo S.p.A.                12,568,730
   2,888,847 Snam S.p.A.                           12,037,840
                                               --------------
                                                   37,835,118
                                               --------------
             MULTI-NATIONAL -- 2.8%
      63,356 Unibail-Rodamco-Westfield             12,741,964
                                               --------------
             PORTUGAL -- 4.5%
   5,503,859 EDP-Energias de Portugal S.A.         20,308,217
                                               --------------
             SPAIN -- 1.9%
   1,732,838 Banco Santander S.A.                   8,722,636
                                               --------------
             SWEDEN -- 3.2%
   1,317,181 Skandinaviska Enskilda Banken
                AB, Class A                        14,708,131
                                               --------------
             SWITZERLAND -- 10.9%
     166,572 Swiss Prime Site AG                   14,197,827
     126,174 Swiss Re AG                           11,648,018
      19,930 Swisscom AG                            9,045,060
      45,828 Zurich Insurance Group AG             14,485,272
                                               --------------
                                                   49,376,177
                                               --------------
             UNITED KINGDOM -- 37.2%
     244,052 AstraZeneca PLC                       18,968,250
   1,764,030 BAE Systems PLC                       14,480,672
   1,254,489 GlaxoSmithKline PLC                   25,128,369
   4,277,499 J Sainsbury PLC                       17,941,388
   2,101,134 National Grid PLC                     21,673,541
     708,764 Royal Dutch Shell PLC, Class B        24,841,198
   1,667,702 SSE PLC                               24,910,540
   2,322,047 United Utilities Group PLC            21,307,071
                                               --------------
                                                  169,251,029
                                               --------------
             TOTAL COMMON STOCKS -- 99.1%         450,626,657
             (Cost $445,132,141)               --------------

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 0.3%
   1,548,453 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.93% (b)              $    1,548,453
             (Cost $1,548,453)                 --------------

             TOTAL INVESTMENTS -- 99.4%           452,175,110
             (Cost $446,680,594) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.6%                 2,648,844
                                               --------------
             NET ASSETS -- 100.0%              $  454,823,954
                                               ==============

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Rate shown reflects yield as of September 30, 2018.

(c)   Aggregate cost for federal income tax purposes is $450,879,892. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $33,645,985 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $32,350,767. The net unrealized appreciation was $1,295,218.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $   450,626,657  $          --  $           --
Money Market Funds          1,548,453             --              --
                      ----------------------------------------------
Total Investments     $   452,175,110  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Euro                                                48.1%
British Pound Sterling                              37.4
Swiss Franc                                         10.9
Swedish Krona                                        3.3
United States Dollar                                 0.3
                                                   ------
    Total                                          100.0%
                                                   ======

                        See Notes to Financial Statements                Page 35


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 98.9%
             AUSTRALIA -- 4.6%
     196,196 BGP Holdings PLC (b) (c) (d)      $            0
      14,745 BWP Trust                                 35,599
      10,135 Charter Hall Retail REIT                  31,063
      45,446 Cromwell Property Group                   35,150
      30,850 Dexus                                    235,488
      53,572 Goodman Group                            401,187
      54,740 GPT Group (The)                          206,154
      16,525 Investa Office Fund                       65,937
     112,423 Mirvac Group                             195,849
     155,021 Scentre Group                            444,867
      22,721 Shopping Centres Australasia
                Property Group                         39,417
      73,768 Stockland                                221,292
      97,166 Vicinity Centres                         184,020
                                               --------------
                                                    2,096,023
                                               --------------
             AUSTRIA -- 0.2%
       2,092 CA Immobilien Anlagen AG                  74,762
                                               --------------
             BELGIUM -- 0.7%
         552 Aedifica S.A.                             49,798
         585 Befimmo S.A.                              33,383
         674 Cofinimmo S.A.                            84,046
         514 Intervest Offices & Warehouses
                N.V.                                   13,666
          61 Leasinvest Real Estate S.C.A.              6,360
         246 Montea S.C.A                              16,109
         199 Retail Estates N.V.                       17,074
         522 Warehouses De Pauw C.V.A.                 68,728
          66 Wereldhave Belgium N.V.                    6,774
         313 Xior Student Housing N.V.                 14,573
                                               --------------
                                                      310,511
                                               --------------
             BERMUDA -- 0.5%
      35,422 Hongkong Land Holdings Ltd.              234,494
                                               --------------
             CANADA -- 2.9%
       3,041 Allied Properties Real Estate
                Investment Trust                      101,473
       4,148 Artis Real Estate Investment Trust        37,734
       1,150 Boardwalk Real Estate Investment
                Trust                                  44,668
       4,355 Canadian Apartment Properties
                REIT                                  160,794
       6,381 Chartwell Retirement Residences           72,324
       6,915 Choice Properties Real Estate
                Investment Trust                       64,618
       5,491 Cominar Real Estate Investment
                Trust                                  49,568
       2,658 Crombie Real Estate Investment
                Trust                                  26,772
       5,416 Dream Global Real Estate
                Investment Trust                       62,267
       1,515 Dream Office Real Estate
                Investment Trust                       28,373
       4,688 First Capital Realty, Inc.                70,775
       1,391 Granite Real Estate Investment
                Trust                                  59,737

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CANADA (CONTINUED)
       8,658 H&R Real Estate Investment Trust  $      133,190
       2,965 InterRent Real Estate Investment
                Trust                                  26,972
       2,549 Killam Apartment Real Estate
                Investment Trust                       31,832
       1,429 Northview Apartment Real Estate
                Investment Trust                       28,367
       2,711 NorthWest Healthcare Properties
                Real Estate Investment Trust           23,528
       9,419 RioCan Real Estate Investment
                Trust                                 179,972
       3,570 SmartCentres Real Estate
                Investment Trust                       84,327
                                               --------------
                                                    1,287,291
                                               --------------
             CAYMAN ISLANDS -- 1.9%
      81,816 CK Asset Holdings Ltd.                   614,011
      37,006 Wharf Real Estate Investment
                Co., Ltd.                             238,722
                                               --------------
                                                      852,733
                                               --------------
             FINLAND -- 0.2%
      11,631 Citycon OYJ                               24,254
       2,628 Kojamo OYJ (c)                            28,730
       4,271 Technopolis OYJ                           23,133
                                               --------------
                                                       76,117
                                               --------------
             FRANCE -- 1.6%
         931 Carmila S.A.                              23,727
       1,084 Covivio                                  112,957
       1,583 Gecina S.A.                              264,296
         972 ICADE                                     89,832
       6,055 Klepierre S.A.                           214,630
       1,241 Mercialys S.A.                            19,999
                                               --------------
                                                      725,441
                                               --------------
             GERMANY -- 4.1%
         878 ADLER Real Estate AG                      15,495
       4,794 alstria office REIT-AG                    71,135
       1,548 Deutsche EuroShop AG                      50,109
      10,757 Deutsche Wohnen SE                       516,062
       1,343 DIC Asset AG                              14,782
       2,301 Hamborner REIT AG                         24,311
       1,916 LEG Immobilien AG                        227,462
       3,825 TAG Immobilien AG                         91,041
       2,572 TLG Immobilien AG                         67,130
      15,713 Vonovia SE                               767,689
                                               --------------
                                                    1,845,216
                                               --------------
             GUERNSEY -- 0.1%
       7,269 F&C UK Real Estate Investment
                Ltd.                                    9,058
       9,632 Regional REIT Ltd. (e)                    12,216
      15,712 Schroder Real Estate Investment
                Trust Ltd.                             12,267
      28,116 Sirius Real Estate Ltd.                   22,794
      12,215 Standard Life Investment Property
                Income Trust Ltd.                      14,361
                                               --------------
                                                       70,696
                                               --------------

Page 36                 See Notes to Financial Statements


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             HONG KONG -- 5.2%
      58,680 Champion REIT                     $       41,077
      61,022 Hang Lung Properties Ltd.                119,264
      36,102 Henderson Land Development
                Co., Ltd.                             181,470
      18,644 Hysan Development Co., Ltd.               94,192
      65,340 Link REIT                                643,105
     173,572 New World Development Co., Ltd.          236,799
      92,850 Sino Land Co., Ltd.                      159,171
      43,089 Sun Hung Kai Properties Ltd.             627,482
      31,984 Swire Properties Ltd.                    121,140
      37,006 Wharf Holdings (The) Ltd.                100,689
                                               --------------
                                                    2,324,389
                                               --------------
             IRELAND -- 0.2%
      20,848 Green REIT PLC                            36,550
      21,003 Hibernia REIT PLC                         34,628
      11,020 Irish Residential Properties REIT
                PLC                                    18,911
                                               --------------
                                                       90,089
                                               --------------
             ISLE OF MAN -- 0.0%
      38,454 RDI REIT PLC                              16,540
                                               --------------
             ISRAEL -- 0.1%
       1,109 Azrieli Group Ltd.                        56,953
                                               --------------
             ITALY -- 0.1%
      30,870 Beni Stabili S.p.A. SIIQ                  26,971
       1,477 Immobiliare Grande Distribuzione
                SIIQ S.p.A.                            11,349
                                               --------------
                                                       38,320
                                               --------------
             JAPAN -- 10.8%
          19 Activia Properties, Inc.                  82,274
          38 Advance Residence Investment
                Corp.                                  97,057
       3,627 AEON Mall Co., Ltd.                       62,312
          45 AEON REIT Investment Corp.                48,359
          16 Comforia Residential REIT, Inc.           37,655
          53 Daiwa House REIT Investment
                Corp.                                 121,235
           8 Daiwa Office Investment Corp.             48,231
          13 Frontier Real Estate Investment
                Corp.                                  50,629
          22 Fukuoka REIT Corp.                        34,040
         102 GLP J-REIT                                99,199
      10,800 Hulic Co., Ltd.                          105,985
          30 Hulic REIT, Inc.                          43,619
          47 Industrial & Infrastructure Fund
                Investment Corp.                       47,405
         254 Invesco Office J-Reit, Inc.               36,238
         138 Invincible Investment Corp.               57,692
          36 Japan Excellent, Inc.                     47,717
         122 Japan Hotel REIT Investment
                Corp.                                  88,800
          26 Japan Logistics Fund, Inc.                51,144
          26 Japan Prime Realty Investment
                Corp.                                  92,677

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             JAPAN (CONTINUED)
          39 Japan Real Estate Investment
                Corp.                          $      204,577
          45 Japan Rental Housing Investments,
                Inc.                                   35,566
          79 Japan Retail Fund Investment
                Corp.                                 143,301
          11 Kenedix Office Investment Corp.           70,190
          26 Kenedix Residential Next
                Investment Corp.                       39,794
          15 Kenedix Retail REIT Corp.                 32,120
          46 MCUBS MidCity Investment Corp.            34,980
      35,830 Mitsubishi Estate Co., Ltd.              609,255
      28,681 Mitsui Fudosan Co., Ltd.                 678,782
          47 Mori Hills REIT Investment Corp.          59,732
          30 Mori Trust Sogo REIT, Inc.                42,774
          13 Nippon Accommodations Fund,
                Inc.                                   57,895
          38 Nippon Building Fund, Inc.               219,732
          57 Nippon Prologis REIT, Inc.               112,826
          13 NIPPON REIT Investment Corp.              42,048
       3,500 Nomura Real Estate Holdings, Inc.         70,665
         125 Nomura Real Estate Master Fund,
                Inc.                                  170,745
       3,252 NTT Urban Development Corp.               37,266
          80 Orix JREIT, Inc.                         124,908
          38 Premier Investment Corp.                  39,933
         107 Sekisui House REIT, Inc.                  67,711
      12,744 Sumitomo Realty & Development
                Co., Ltd.                             457,627
       6,187 Tokyo Tatemono Co., Ltd.                  75,473
          27 Tokyu REIT, Inc.                          37,285
          88 United Urban Investment Corp.            138,095
                                               --------------
                                                    4,855,548
                                               --------------
             JERSEY -- 0.1%
       2,600 Phoenix Spree Deutschland Ltd.            12,606
      10,276 Target Healthcare REIT Ltd.               15,336
                                               --------------
                                                       27,942
                                               --------------
             LUXEMBOURG -- 0.7%
         883 ADO Properties S.A. (e)                   52,901
      19,329 Aroundtown S.A.                          171,905
       3,336 Grand City Properties S.A.                86,451
                                               --------------
                                                      311,257
                                               --------------
             MULTI-NATIONAL -- 1.8%
       4,074 Unibail-Rodamco-Westfield                819,350
                                               --------------
             NETHERLANDS -- 0.3%
       1,446 Eurocommercial Properties N.V.            52,952
         529 NSI N.V.                                  21,773
         551 Vastned Retail N.V.                       20,983
       1,221 Wereldhave N.V.                           42,884
                                               --------------
                                                      138,592
                                               --------------
             NEW ZEALAND -- 0.1%
      43,064 Kiwi Property Group Ltd.                  39,677
                                               --------------
             NORWAY -- 0.1%
       3,313 Entra ASA (e)                             47,627
                                               --------------

                        See Notes to Financial Statements                Page 37


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SINGAPORE -- 2.4%
      72,100 Ascendas Real Estate Investment
                Trust                          $      139,237
      71,290 CapitaLand Commercial Trust               92,825
      76,130 CapitaLand Ltd.                          187,673
      69,883 CapitaLand Mall Trust                    113,485
      23,600 CDL Hospitality Trusts                    27,621
      14,200 City Developments Ltd.                    94,629
      40,222 Fortune Real Estate Investment
                Trust                                  47,732
      59,500 Keppel REIT                               51,794
      57,721 Mapletree Commercial Trust                67,979
      39,800 Mapletree Industrial Trust                57,645
      62,053 Mapletree Logistics Trust                 55,832
      59,097 Suntec Real Estate Investment
                Trust                                  83,433
      14,900 UOL Group Ltd.                            75,097
                                               --------------
                                                    1,094,982
                                               --------------
             SPAIN -- 0.6%
       9,183 Inmobiliaria Colonial Socimi S.A.         95,424
       2,035 Lar Espana Real Estate Socimi S.A.        20,721
      10,107 Merlin Properties Socimi S.A.            137,121
                                               --------------
                                                      253,266
                                               --------------
             SWEDEN -- 1.6%
       8,165 Castellum AB                             146,168
         489 Catena AB                                 10,949
       1,084 D Carnegie & Co. AB (c)                   20,759
       2,550 Dios Fastigheter AB                       16,326
       7,992 Fabege AB                                110,734
       2,937 Fastighets AB Balder, Class B (c)         81,493
       4,833 Hemfosa Fastigheter AB                    66,616
       3,316 Hufvudstaden AB, Class A                  50,445
      15,875 Klovern AB, Class B                       20,863
       5,716 Kungsleden AB                             42,062
       2,272 Pandox AB                                 40,698
       1,050 Victoria Park AB, Class B                  4,289
       4,952 Wallenstam AB, Class B                    46,916
       4,018 Wihlborgs Fastigheter AB                  48,339
                                               --------------
                                                      706,657
                                               --------------
             SWITZERLAND -- 0.9%
         426 Allreal Holding AG                        68,367
          76 Hiag Immobilien Holding AG                 9,680
         185 Mobimo Holding AG                         43,733
       1,188 PSP Swiss Property AG                    115,060
       2,275 Swiss Prime Site AG                      193,910
                                               --------------
                                                      430,750
                                               --------------
             UNITED KINGDOM -- 4.3%
      71,026 Assura PLC                                50,083
       4,417 Big Yellow Group PLC                      52,851
      29,717 British Land (The) Co. PLC               238,907
      22,223 Capital & Counties Properties PLC         77,135
      16,458 Capital & Regional PLC                     9,224
      10,612 Civitas Social Housing PLC                15,215
      10,819 Custodian REIT PLC                        17,063

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             UNITED KINGDOM (CONTINUED)
         137 Daejan Holdings PLC               $       10,464
       3,036 Derwent London PLC                       113,056
      17,763 Empiric Student Property PLC              22,296
      11,673 GCP Student Living PLC                    22,639
      12,420 Grainger PLC                              48,565
       8,517 Great Portland Estates PLC                74,278
      24,067 Hammerson PLC                            143,263
      12,188 Hansteen Holdings PLC                     15,409
       2,988 Helical PLC                               12,891
      26,847 Intu Properties PLC                       53,924
      21,592 Land Securities Group PLC                248,617
      19,476 LondonMetric Property PLC                 45,135
       5,962 LXI REIT PLC                               9,014
       9,060 NewRiver REIT PLC                         30,467
      21,735 Primary Health Properties PLC             32,239
       6,187 Safestore Holdings PLC                    42,014
      30,543 Segro PLC                                253,908
       6,953 Shaftesbury PLC                           82,062
       6,060 Triple Point Social Housing REIT
                PLC (e)                                 8,451
      44,637 Tritax Big Box REIT PLC                   85,816
       7,871 UNITE Group (The) PLC                     91,614
       4,027 Workspace Group PLC                       51,543
                                               --------------
                                                    1,958,143
                                               --------------
             UNITED STATES -- 52.8%
       2,421 Acadia Realty Trust                       67,861
         907 Agree Realty Corp.                        48,180
          64 Alexander's, Inc.                         21,971
       3,162 Alexandria Real Estate Equities,
                Inc.                                  397,748
       1,157 American Assets Trust, Inc.               43,144
       4,118 American Campus Communities,
                Inc.                                  169,497
       7,817 American Homes 4 Rent, Class A           171,114
       2,594 Americold Realty Trust                    64,902
       4,721 Apartment Investment &
                Management Co., Class A               208,338
       6,549 Apple Hospitality REIT, Inc.             114,542
       2,554 Ashford Hospitality Trust, Inc.           16,320
       4,177 AvalonBay Communities, Inc.              756,663
       4,673 Boston Properties, Inc.                  575,200
       5,309 Brandywine Realty Trust                   83,457
       9,120 Brixmor Property Group, Inc.             159,691
       4,725 Brookfield Property REIT, Inc.,
                Class A                                98,894
       2,685 Camden Property Trust                    251,235
       2,416 CareTrust REIT, Inc.                      42,787
       5,090 CBL & Associates Properties, Inc.         20,309
       1,360 Chatham Lodging Trust                     28,410
       1,783 Chesapeake Lodging Trust                  57,181
      14,723 Colony Capital, Inc.                      89,663
       3,576 Columbia Property Trust, Inc.             84,537
       3,120 Corporate Office Properties Trust         93,070
      12,640 Cousins Properties, Inc.                 112,370
       5,605 CubeSmart                                159,911
       2,963 CyrusOne, Inc.                           187,854

Page 38                 See Notes to Financial Statements


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             UNITED STATES (CONTINUED)
       6,231 DiamondRock Hospitality Co.       $       72,716
       6,219 Digital Realty Trust, Inc.               699,513
       4,855 Douglas Emmett, Inc.                     183,131
      10,788 Duke Realty Corp.                        306,056
       1,819 Easterly Government Properties,
                Inc.                                   35,234
       1,057 EastGroup Properties, Inc.               101,070
       4,137 Empire State Realty Trust, Inc.,
                Class A                                68,716
       2,229 EPR Properties                           152,486
       3,550 Equity Commonwealth (c)                  113,919
       2,559 Equity LifeStyle Properties, Inc.        246,816
      10,859 Equity Residential                       719,517
       1,989 Essex Property Trust, Inc.               490,706
       3,690 Extra Space Storage, Inc.                319,702
       2,203 Federal Realty Investment Trust          278,613
       3,744 First Industrial Realty Trust,
                Inc.                                  117,562
       6,437 Forest City Realty Trust, Inc.,
                Class A                               161,504
       2,036 Four Corners Property Trust, Inc.         52,305
       3,134 Franklin Street Properties Corp.          25,041
       6,095 Gaming and Leisure Properties,
                Inc.                                  214,849
         984 Getty Realty Corp.                        28,103
       2,158 Global Net Lease, Inc.                    44,994
       2,967 Government Properties Income
                Trust                                  33,497
       4,820 Gramercy Property Trust                  132,261
      14,227 HCP, Inc.                                374,455
       3,727 Healthcare Realty Trust, Inc.            109,052
       6,235 Healthcare Trust of America, Inc.,
                Class A                               166,287
       1,070 Hersha Hospitality Trust                  24,257
       3,073 Highwoods Properties, Inc.               145,230
       4,920 Hospitality Properties Trust             141,893
      22,152 Host Hotels & Resorts, Inc.              467,407
       4,660 Hudson Pacific Properties, Inc.          152,475
       2,622 Independence Realty Trust, Inc.           27,610
       3,604 Investors Real Estate Trust               21,552
       9,032 Invitation Homes, Inc.                   206,923
       3,163 JBG SMITH Properties                     116,493
       3,766 Kennedy-Wilson Holdings, Inc.             80,969
       2,930 Kilroy Realty Corp.                      210,052
      12,294 Kimco Realty Corp.                       205,802
       2,487 Kite Realty Group Trust                   41,409
       3,330 LaSalle Hotel Properties                 115,185
       6,476 Lexington Realty Trust                    53,751
       4,458 Liberty Property Trust                   188,350
       1,385 Life Storage, Inc.                       131,797
       1,182 LTC Properties, Inc.                      52,138
       4,112 Macerich (The) Co.                       227,352
       2,720 Mack-Cali Realty Corp.                    57,827
      10,971 Medical Properties Trust, Inc.           163,578
       3,430 Mid-America Apartment
                Communities, Inc.                     343,617

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             UNITED STATES (CONTINUED)
       2,326 Monmouth Real Estate Investment
                Corp.                          $       38,891
       1,229 National Health Investors, Inc.           92,900
       4,724 National Retail Properties, Inc.         211,730
       1,702 National Storage Affiliates Trust         43,299
       2,243 New Senior Investment Group, Inc.         13,234
       5,924 Omega Healthcare Investors, Inc.         194,129
       6,267 Paramount Group, Inc.                     94,569
       6,077 Park Hotels & Resorts, Inc.              199,447
       2,049 Pebblebrook Hotel Trust                   74,522
       2,068 Pennsylvania Real Estate
                Investment Trust                       19,563
       5,491 Physicians Realty Trust                   92,578
       3,852 Piedmont Office Realty Trust,
                Inc., Class A                          72,918
      18,950 Prologis, Inc.                         1,284,620
         598 PS Business Parks, Inc.                   76,000
       4,491 Public Storage                           905,520
       1,531 QTS Realty Trust, Inc., Class A           65,328
       2,384 Ramco-Gershenson Properties
                Trust                                  32,422
       8,775 Realty Income Corp.                      499,210
       4,594 Regency Centers Corp.                    297,094
       3,339 Retail Opportunity Investments
                Corp.                                  62,339
       6,624 Retail Properties of America, Inc.,
                Class A                                80,747
         461 Retail Value, Inc. (c)                    15,070
       2,729 Rexford Industrial Realty, Inc.           87,219
       5,227 RLJ Lodging Trust                        115,151
       1,344 Ryman Hospitality Properties, Inc.       115,812
       5,348 Sabra Health Care REIT, Inc.             123,646
         355 Saul Centers, Inc.                        19,880
       1,902 Select Income REIT                        41,730
       7,110 Senior Housing Properties Trust          124,852
         982 Seritage Growth Properties,
                Class A                                46,635
       9,328 Simon Property Group, Inc.             1,648,724
       4,614 SITE Centers Corp.                        61,781
       2,530 SL Green Realty Corp.                    246,751
       1,294 Spirit MTA REIT                           14,907
      12,935 Spirit Realty Capital, Inc.              104,256
       3,160 STAG Industrial, Inc.                     86,900
       5,595 STORE Capital Corp.                      155,485
       3,108 Summit Hotel Properties, Inc.             42,051
       2,517 Sun Communities, Inc.                    255,576
       6,860 Sunstone Hotel Investors, Inc.           112,230
       2,762 Tanger Factory Outlet Centers, Inc.       63,195
       1,791 Taubman Centers, Inc.                    107,155
       1,724 Terreno Realty Corp.                      64,995
       1,519 Tier REIT, Inc.                           36,608
       8,026 UDR, Inc.                                324,491
         385 Universal Health Realty Income
                Trust                                  28,648
       3,288 Urban Edge Properties                     72,599
         889 Urstadt Biddle Properties, Inc.,
                Class A                                18,927
      10,770 Ventas, Inc.                             585,673

                        See Notes to Financial Statements                Page 39


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             UNITED STATES (CONTINUED)
      29,323 VEREIT, Inc.                      $      212,885
      11,214 VICI Properties, Inc.                    242,447
       5,214 Vornado Realty Trust                     380,622
       5,618 Washington Prime Group, Inc.              41,011
       2,369 Washington Real Estate Investment
                Trust                                  72,610
       3,611 Weingarten Realty Investors              107,463
      11,263 Welltower, Inc.                          724,436
       3,200 WP Carey, Inc.                           205,792
       3,387 Xenia Hotels & Resorts, Inc.              80,272
                                               --------------
                                                   23,788,166
                                               --------------
             TOTAL COMMON STOCKS -- 98.9%          44,571,532
             (Cost $40,495,993)                --------------

             INVESTMENT COMPANIES (a) -- 0.2%
             GUERNSEY -- 0.2%
      15,953 F&C Commercial Property Trust
                Ltd.                                   29,027
      13,426 MedicX Fund Ltd.                          14,349
      16,353 Picton Property Income Ltd.               18,757
      19,783 UK Commercial Property REIT
                Ltd.                                   22,536
                                               --------------
             TOTAL INVESTMENT COMPANIES
                -- 0.2%                                84,669
             (Cost $88,829)                    --------------

             RIGHTS (a) -- 0.0%
             UNITED KINGDOM -- 0.0%
       1,346 LXI REIT PLC, expiring
                10/14/18 (b) (c)                           57
       2,048 Triple Point Social Housing REIT
                PLC, expiring 10/20/18 (b) (c)            107
                                               --------------
             TOTAL RIGHTS -- 0.0%                         164
             (Cost $0)                         --------------

             MONEY MARKET FUNDS -- 0.6%
     276,309 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 1.93% (f)                     276,309
             (Cost $276,309)                   --------------

             TOTAL INVESTMENTS -- 99.7%            44,932,674
             (Cost $40,861,131) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                   141,020
                                               --------------
             NET ASSETS -- 100.0%              $   45,073,694
                                               ==============

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2018, securities noted as such are valued at
      $164 or 0.0% of net assets.

(c)   Non-income producing security.

(d)   This is a restricted security which cannot be traded as a result of the in-specie distribution. It was acquired on August 6, 2009 at a cost of $0 and has a carrying value per share of $0.

(e)   This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(f)   Rate shown reflects yield as of September 30, 2018.

(g)   Aggregate cost for federal income tax purposes is $42,045,130. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $6,091,971 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $3,204,427. The net unrealized appreciation was $2,887,544.

Page 40                 See Notes to Financial Statements


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                   TOTAL
                  VALUE AT
                 9/30/2018       LEVEL 1        LEVEL 2        LEVEL 3
                ---------------------------------------------------------
Common Stocks:
Australia       $  2,096,023   $  2,096,023   $         --** $         --
Other Country
   Categories*    42,475,509     42,475,509             --             --
                ---------------------------------------------------------
Total Common
   Stocks         44,571,532     44,571,532             --**           --
Investment
   Companies*         84,669         84,669             --             --
Rights*                  164             --            164             --
Money Market
   Funds             276,309        276,309             --             --
                ---------------------------------------------------------
Total
   Investments  $ 44,932,674   $ 44,932,510   $        164   $         --
                =========================================================

*  See Portfolio of Investments for country breakout.
** Investment is valued at $0.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                54.1%
Japanese Yen                                        10.8
Euro                                                10.4
Hong Kong Dollar                                     7.2
British Pound Sterling                               4.8
Australian Dollar                                    4.6
Canadian Dollar                                      2.9
Singapore Dollar                                     2.3
Swedish Krona                                        1.6
Swiss Franc                                          1.0
Israeli Shekel                                       0.1
Norwegian Krone                                      0.1
New Zealand Dollar                                   0.1
                                                   ------
    Total                                          100.0%
                                                   ======

                        See Notes to Financial Statements                Page 41


FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.3%
             AUSTRALIA -- 14.8%
     226,760 Australia & New Zealand Banking
                Group Ltd.                     $    4,619,091
     666,300 Bendigo and Adelaide Bank Ltd.         5,177,587
      87,038 Commonwealth Bank of Australia         4,492,800
     397,213 Crown Resorts Ltd.                     3,930,755
   1,758,244 Fortescue Metals Group Ltd.            4,982,121
   1,878,775 Harvey Norman Holdings Ltd.            4,780,425
     226,696 JB Hi-Fi Ltd.                          4,127,824
      53,221 Macquarie Group Ltd.                   4,848,870
     256,649 National Australia Bank Ltd.           5,159,287
     449,661 Suncorp Group Ltd.                     4,700,051
     927,212 Sydney Airport                         4,617,930
   1,273,671 Tabcorp Holdings Ltd.                  4,483,687
   2,381,154 Telstra Corp., Ltd.                    5,490,694
     154,102 Wesfarmers Ltd.                        5,552,934
     237,574 Westpac Banking Corp.                  4,796,439
                                               --------------
                                                   71,760,495
                                               --------------
             BERMUDA -- 0.8%
     341,846 VTech Holdings Ltd.                    3,947,560
                                               --------------
             CANADA -- 13.1%
      61,151 Bank of Nova Scotia (The)              3,644,962
     112,141 BCE, Inc.                              4,543,289
      45,685 Canadian Imperial Bank of
                Commerce                            4,280,769
     203,452 CI Financial Corp.                     3,230,597
   1,516,251 Element Fleet Management Corp.         7,806,348
     156,957 Emera, Inc.                            4,880,109
     142,534 Genworth MI Canada, Inc.               4,699,820
     170,018 IGM Financial, Inc.                    4,672,813
      72,276 National Bank of Canada                3,609,743
     152,118 Norbord, Inc.                          5,040,569
     213,599 Russel Metals, Inc.                    4,431,892
     227,052 Shaw Communications, Inc.,
                Class B                             4,424,495
     108,681 TELUS Corp.                            4,005,963
     105,137 TransCanada Corp.                      4,253,830
                                               --------------
                                                   63,525,199
                                               --------------
             CAYMAN ISLANDS -- 1.0%
     567,593 Phoenix Group Holdings                 5,001,080
                                               --------------
             DENMARK -- 0.9%
     164,872 Tryg A/S                               4,104,537
                                               --------------
             FINLAND -- 3.8%
     247,176 Fortum OYJ                             6,195,973
     114,401 Metso OYJ                              4,056,481
      82,233 Nokian Renkaat OYJ                     3,369,367
      90,698 Sampo OYJ, Class A                     4,696,596
                                               --------------
                                                   18,318,417
                                               --------------
             FRANCE -- 8.1%
     159,041 AXA S.A.                               4,274,750
      54,079 BNP Paribas S.A.                       3,309,575
      73,867 Bouygues S.A.                          3,192,965
     115,459 Casino Guichard Perrachon S.A.         4,855,420
     155,715 CNP Assurances                         3,753,258

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FRANCE (CONTINUED)
     381,910 Engie S.A.                        $    5,615,867
     162,577 Lagardere S.C.A.                       5,004,025
     559,434 Natixis S.A.                           3,795,855
      83,761 TOTAL S.A.                             5,430,475
                                               --------------
                                                   39,232,190
                                               --------------
             GERMANY -- 2.5%
     114,956 Aareal Bank AG                         4,807,574
      16,157 Allianz SE                             3,601,741
      55,840 Daimler AG                             3,523,673
                                               --------------
                                                   11,932,988
                                               --------------
             HONG KONG -- 1.9%
   2,400,146 New World Development Co., Ltd.        3,274,452
  10,538,756 PCCW Ltd.                              6,138,807
                                               --------------
                                                    9,413,259
                                               --------------
             IRELAND -- 0.7%
      76,044 Seagate Technology PLC                 3,600,683
                                               --------------
             ITALY -- 2.9%
     244,522 Assicurazioni Generali S.p.A.          4,224,463
     548,447 Banca Mediolanum S.p.A.                3,731,495
     315,755 Eni S.p.A.                             5,969,096
                                               --------------
                                                   13,925,054
                                               --------------
             JAPAN -- 0.7%
      94,078 Aozora Bank Ltd.                       3,361,703
                                               --------------
             LUXEMBOURG -- 1.6%
     357,267 SES S.A.                               7,839,806
                                               --------------
             NETHERLANDS -- 1.3%
     619,045 Aegon N.V.                             4,016,328
     101,949 BE Semiconductor Industries N.V.       2,150,743
                                               --------------
                                                    6,167,071
                                               --------------
             NEW ZEALAND -- 1.5%
   2,739,742 Spark New Zealand Ltd.                 7,354,939
                                               --------------
             NORWAY -- 0.9%
     156,344 Equinor ASA                            4,408,656
                                               --------------
             PORTUGAL -- 1.4%
   1,782,003 EDP-Energias de Portugal S.A.          6,575,260
                                               --------------
             SINGAPORE -- 1.8%
   1,855,040 Singapore Telecommunications
                Ltd.                                4,396,569
   3,155,316 StarHub Ltd.                           4,316,185
                                               --------------
                                                    8,712,754
                                               --------------
             SPAIN -- 4.0%
   1,433,158 Mapfre S.A.                            4,496,038
     209,415 Naturgy Energy Group S.A.              5,716,247
     261,230 Red Electrica Corp., S.A.              5,471,548
     463,256 Telefonica S.A.                        3,667,150
                                               --------------
                                                   19,350,983
                                               --------------
             SWEDEN -- 5.5%
     248,643 JM AB                                  4,881,991
     567,100 Nordea Bank AB                         6,180,582
     451,459 Skandinaviska Enskilda Banken
                AB, Class A                         5,041,158

Page 42                 See Notes to Financial Statements


FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SWEDEN (CONTINUED)
     220,818 Swedbank AB, Class A              $    5,473,615
   1,098,018 Telia Co., AB                          5,043,218
                                               --------------
                                                   26,620,564
                                               --------------
             SWITZERLAND -- 2.6%
      46,282 Swiss Re AG                            4,272,620
       7,282 Swisscom AG                            3,304,873
      16,207 Zurich Insurance Group AG              5,122,694
                                               --------------
                                                   12,700,187
                                               --------------
             UNITED KINGDOM -- 12.1%
      62,994 AstraZeneca PLC                        4,896,030
     252,988 Bovis Homes Group PLC                  3,536,530
   1,759,261 BT Group PLC                           5,166,204
   1,944,476 Dixons Carphone PLC                    4,299,684
     876,799 Galliford Try PLC                     11,553,971
     490,819 HSBC Holdings PLC                      4,284,958
   1,399,403 Legal & General Group PLC              4,782,507
     168,959 Royal Dutch Shell PLC, Class A         5,806,163
   1,026,134 Standard Life Aberdeen PLC             4,091,322
     586,728 Tate & Lyle PLC                        5,221,682
     555,115 United Utilities Group PLC             5,093,727
                                               --------------
                                                   58,732,778
                                               --------------
             UNITED STATES -- 15.4%
     135,424 AT&T, Inc.                             4,547,538
     139,379 CenterPoint Energy, Inc.               3,853,829
     620,250 CenturyLink, Inc.                     13,149,300
      30,761 Chevron Corp.                          3,761,455
     127,916 FirstEnergy Corp.                      4,754,638
     482,636 Ford Motor Co.                         4,464,383
     551,378 GameStop Corp., Class A                8,419,542
     327,074 Guess?, Inc.                           7,391,872
      60,432 Helmerich & Payne, Inc.                4,155,909
      51,387 Kohl's Corp.                           3,830,901
      64,135 PacWest Bancorp                        3,056,033
     111,930 Southern (The) Co.                     4,880,148
     100,719 Tupperware Brands Corp.                3,369,050
     226,242 Waddell & Reed Financial, Inc.,
                Class A                             4,791,806
                                               --------------
                                                   74,426,404
                                               --------------
             TOTAL INVESTMENTS -- 99.3%           481,012,567
             (Cost $477,123,703) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.7%                 3,267,419
                                               --------------
             NET ASSETS -- 100.0%              $  484,279,986
                                               ==============

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Aggregate cost for federal income tax purposes is $481,811,138. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $41,996,639 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $42,795,210. The net unrealized depreciation was $798,571.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $   481,012,567  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Euro                                                25.7%
United States Dollar                                16.2
Australian Dollar                                   14.9
British Pound Sterling                              13.3
Canadian Dollar                                     13.2
Swedish Krona                                        5.5
Hong Kong Dollar                                     2.8
Swiss Franc                                          2.6
Singapore Dollar                                     1.8
New Zealand Dollar                                   1.5
Norwegian Krone                                      0.9
Danish Krone                                         0.9
Japanese Yen                                         0.7
                                                   ------
    Total                                          100.0%
                                                   ======

                        See Notes to Financial Statements                Page 43


FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.8%
             AUSTRALIA -- 4.5%
     108,164 AGL Energy Ltd.                   $    1,524,637
   4,726,661 Infigen Energy (b) (c)                 2,015,838
                                               --------------
                                                    3,540,475
                                               --------------
             CANADA -- 5.5%
     300,404 Boralex, Inc., Class A                 4,193,306
      19,110 TransAlta Renewables, Inc.               170,143
                                               --------------
                                                    4,363,449
                                               --------------
             CAYMAN ISLANDS -- 3.0%
   2,095,929 China High Speed Transmission
                Equipment Group Co., Ltd. (b)       2,409,622
                                               --------------
             CHINA -- 11.9%
   7,694,711 China Longyuan Power Group
                Corp., Ltd., Class H                6,467,672
     281,701 China Suntien Green Energy Corp.,
                Ltd., Class H                          78,447
   2,718,727 Xinjiang Goldwind Science &
                Technology Co., Ltd., Class H       2,920,729
                                               --------------
                                                    9,466,848
                                               --------------
             DENMARK -- 16.6%
     102,019 Orsted A/S (d)                         6,930,030
      92,553 Vestas Wind Systems A/S                6,259,637
                                               --------------
                                                   13,189,667
                                               --------------
             FRANCE -- 2.0%
     109,930 Engie S.A.                             1,616,486
                                               --------------
             GERMANY -- 11.4%
     151,309 E. ON SE                               1,542,446
     305,454 Nordex SE (c)                          3,286,160
     319,977 PNE AG                                 1,032,795
      63,571 RWE AG                                 1,568,442
      12,432 Siemens AG                             1,592,666
                                               --------------
                                                    9,022,509
                                               --------------
             GREECE -- 2.1%
     224,083 Terna Energy S.A.                      1,657,292
                                               --------------
             ITALY -- 3.6%
     325,801 Enel S.p.A                             1,668,931
      49,954 Prysmian S.p.A.                        1,163,461
                                               --------------
                                                    2,832,392
                                               --------------
             JAPAN -- 4.2%
      96,710 Mitsui & Co., Ltd.                     1,719,790
     214,904 Toray Industries, Inc.                 1,614,334
                                               --------------
                                                    3,334,124
                                               --------------
             NETHERLANDS -- 1.3%
      55,198 SIF Holding N.V.                       1,025,401
                                               --------------
             PORTUGAL -- 1.7%
     374,221 EDP-Energias de Portugal S.A.          1,380,806
                                               --------------

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOUTH KOREA -- 0.9%
       5,325 Dongkuk Structures &
                Construction Co., Ltd.         $       19,130
     382,693 Unison Co., Ltd. (c)                     714,153
                                               --------------
                                                      733,283
                                               --------------
             SPAIN -- 11.5%
       4,053 Acciona S.A.                             367,329
     200,003 Audax Renovables S.A. (c)                433,078
      59,175 Endesa S.A.                            1,278,601
     216,909 Iberdrola S.A.                         1,596,175
     432,079 Siemens Gamesa Renewable
                Energy S.A. (c)                     5,468,148
                                               --------------
                                                    9,143,331
                                               --------------
             SWEDEN -- 1.8%
      70,614 SKF AB, Class B                        1,393,227
                                               --------------
             SWITZERLAND -- 2.4%
      68,561 ABB Ltd.                               1,620,063
       3,639 BKW AG                                   230,636
          66 Gurit Holding AG                          55,549
                                               --------------
                                                    1,906,248
                                               --------------
             UNITED KINGDOM -- 1.9%
      99,506 SSE PLC                                1,486,326
                                               --------------
             UNITED STATES -- 13.5%
      37,721 Alliant Energy Corp.                   1,605,783
      93,987 American Superconductor
                Corp. (b) (c)                         653,210
      19,891 Duke Energy Corp.                      1,591,678
     124,882 General Electric Co.                   1,409,918
       9,500 NextEra Energy, Inc.                   1,592,200
      74,488 TPI Composites, Inc. (c)               2,126,632
      25,314 Trinity Industries, Inc.                 927,505
       9,653 Woodward, Inc.                           780,541
                                               --------------
                                                   10,687,467
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%          79,188,953
             (Cost $81,152,154)                --------------

             MONEY MARKET FUNDS -- 0.6%
     466,896 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.08% (e) (f)                         466,896
             (Cost $466,896)                   --------------

Page 44                 See Notes to Financial Statements


FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 3.7%
$    512,818 BNP Paribas S.A., 2.24% (e),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $512,914. Collateralized by
                U.S. Treasury Notes, interest
                rates of 2.625%  to 3.500%, due
                02/15/19 to 11/15/20. The value
                of the collateral including
                accrued interest is
                $523,253. (f)                  $      512,818
   2,396,169 JPMorgan Chase & Co.,
                2.15% (e), dated 09/28/18, due
                10/01/18, with a maturity value
                of $2,396,598. Collateralized
                by U.S. Treasury Note, interest
                rate of 1.375%, due 08/31/23.
                The value of the collateral
                including accrued interest is
                $2,447,054. (f)                     2,396,169
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 3.7%                             2,908,987
             (Cost $2,908,987)                 --------------

             TOTAL INVESTMENTS -- 104.1%           82,564,836
             (Cost $84,528,037) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (4.1)%              (3,202,475)
                                               --------------
             NET ASSETS -- 100.0%              $   79,362,361
                                               ==============

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   All or a portion of this security is on loan (see Note 2E - Securities
      Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,012,125 and the total value of the collateral held by the
      Fund is $3,375,883.

(c)   Non-income producing security.

(d)   This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e)   Rate shown reflects yield as of September 30, 2018.

(f)   This security serves as collateral for securities on loan.

(g)   Aggregate cost for federal income tax purposes is $87,269,126. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $4,120,061 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $8,824,351. The net unrealized depreciation was $4,704,290.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    79,188,953  $          --  $           --
Money Market Funds            466,896             --              --
Repurchase Agreements              --      2,908,987              --
                      ----------------------------------------------
Total Investments     $    79,655,849  $   2,908,987  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

                        See Notes to Financial Statements                Page 45


FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    3,012,125
Non-cash Collateral(2)                             (3,012,125)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2)   At September 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    2,908,987
Non-cash Collateral(4)                             (2,908,987)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At September 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Euro                                                32.3%
United States Dollar                                17.0
Danish Krone                                        16.0
Hong Kong Dollar                                    14.4
Canadian Dollar                                      5.3
Australian Dollar                                    4.3
Japanese Yen                                         4.0
Swiss Franc                                          2.3
British Pound Sterling                               1.8
Swedish Krona                                        1.7
South Korean Won                                     0.9
                                                   ------
    Total                                          100.0%
                                                   ======

Page 46                 See Notes to Financial Statements


FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.8%
             AUSTRALIA -- 4.2%
       7,376 CIMIC Group Ltd.                  $      273,839
      44,687 Downer EDI Ltd.                          254,863
       5,993 Monadelphous Group Ltd.                   69,659
                                               --------------
                                                      598,361
                                               --------------
             CANADA -- 3.5%
       7,538 SNC-Lavalin Group, Inc.                  307,379
       7,386 Stantec, Inc.                            183,728
                                               --------------
                                                      491,107
                                               --------------
             CAYMAN ISLANDS -- 1.0%
     139,574 China State Construction
                International Holdings Ltd.           147,448
                                               --------------
             CHINA -- 4.5%
     299,697 China Communications
                Construction Co., Ltd., Class H       306,268
     329,877 China Railway Group Ltd.,
                Class H                               326,997
                                               --------------
                                                      633,265
                                               --------------
             FINLAND -- 0.7%
      13,958 YIT OYJ                                   97,722
                                               --------------
             FRANCE -- 8.5%
       8,862 Bouygues S.A.                            383,068
       3,473 Eiffage S.A.                             387,748
       4,633 Vinci S.A.                               441,197
                                               --------------
                                                    1,212,013
                                               --------------
             GERMANY -- 1.8%
       1,573 HOCHTIEF AG                              260,800
                                               --------------
             IRELAND -- 2.2%
       6,557 Kingspan Group PLC                       305,738
                                               --------------
             JAPAN -- 29.0%
      25,200 Chiyoda Corp.                            205,158
      11,700 COMSYS Holdings Corp.                    346,510
      17,400 JGC Corp.                                399,088
      24,000 Kajima Corp.                             348,741
       9,000 Kandenko Co., Ltd.                        92,915
      10,600 Kinden Corp.                             169,701
       3,470 Kumagai Gumi Co., Ltd.                    96,050
      10,000 Kyowa Exeo Corp.                         292,642
      19,200 Maeda Corp.                              253,477
       4,400 Maeda Road Construction Co., Ltd.         89,495
       2,100 Nippo Corp.                               38,536
       6,220 Nishimatsu Construction Co., Ltd.        157,443
      35,800 Obayashi Corp.                           339,032
       3,900 Okumura Corp.                            122,368
      27,400 Penta-Ocean Construction Co., Ltd.       182,554
       1,800 Raito Kogyo Co., Ltd.                     25,744
      36,200 Shimizu Corp.                            330,394
       1,100 SHO-BOND Holdings Co., Ltd.               88,778
       7,600 Taisei Corp.                             346,488
      19,100 Toda Corp.                               137,846
       2,400 Toshiba Plant Systems & Services
                Corp.                                  51,287
                                               --------------
                                                    4,114,247
                                               --------------

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             NETHERLANDS -- 3.2%
       3,978 Arcadis N.V.                      $       66,555
      10,058 Boskalis Westminster (b)                 316,586
      18,790 Koninklijke BAM Groep N.V.                72,168
                                               --------------
                                                      455,309
                                               --------------
             NORWAY -- 0.3%
       3,778 Veidekke ASA                              41,267
                                               --------------
             PANAMA -- 1.8%
      13,780 McDermott International, Inc. (c)        253,965
                                               --------------
             PHILIPPINES -- 0.6%
      13,680 Manila Electric Co.                       86,086
                                               --------------
             SOUTH KOREA -- 3.5%
      40,280 Daewoo Engineering &
                Construction Co., Ltd. (c)            214,972
       5,858 GS Engineering & Construction
                Corp.                                 276,199
                                               --------------
                                                      491,171
                                               --------------
             SPAIN -- 4.7%
      10,307 ACS Actividades de Construccion
                y Servicios S.A.                      438,947
      28,239 Obrascon Huarte Lain S.A.                 56,295
      22,146 Sacyr S.A.                                64,924
       3,624 Tecnicas Reunidas S.A.                   111,545
                                               --------------
                                                      671,711
                                               --------------
             SWEDEN -- 4.6%
       7,173 NCC AB, Class B                          127,118
      15,012 Peab AB                                  137,411
      19,667 Skanska AB, Class B                      386,263
                                               --------------
                                                      650,792
                                               --------------
             UNITED KINGDOM -- 2.8%
      57,474 Balfour Beatty PLC                       205,334
      14,827 Galliford Try PLC                        195,382
                                               --------------
                                                      400,716
                                               --------------
             UNITED STATES -- 22.9%
       9,959 AECOM (c)                                325,261
       3,371 Dycom Industries, Inc. (c)               285,187
       4,377 EMCOR Group, Inc.                        328,756
       8,167 Fluor Corp.                              474,503
       4,239 Granite Construction, Inc.               193,722
       6,537 Jacobs Engineering Group, Inc.           500,080
      16,058 KBR, Inc.                                339,306
       7,281 MasTec, Inc. (c)                         325,097
      10,750 Quanta Services, Inc. (c)                358,835
       6,640 Tutor Perini Corp. (c)                   124,832
                                               --------------
                                                    3,255,579
                                               --------------
             TOTAL COMMON STOCKS -- 99.8%          14,167,297
             (Cost $12,658,956)                --------------

             MONEY MARKET FUNDS -- 0.2%
      35,426 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.08% (d) (e)                          35,426
             (Cost $35,426)                    --------------

                        See Notes to Financial Statements                Page 47


FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.6%
$     38,910 BNP Paribas S.A., 2.24% (d),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $38,917. Collateralized by U.S.
                Treasury Notes, interest rates
                of 2.625% to 3.500%, due
                02/15/19 to 11/15/20. The value
                of the collateral including
                accrued interest is
                $39,702. (e)                   $       38,910
     181,809 JPMorgan Chase & Co., 2.15% (d),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $181,842. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.375%, due 08/31/23.
                The value of the collateral
                including accrued interest is
                $185,670. (e)                         181,809
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 1.6%                               220,719
             (Cost $220,719)                   --------------

             TOTAL INVESTMENTS -- 101.6%           14,423,442
             (Cost $12,915,101) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (1.6)%                (229,125)
                                               --------------
             NET ASSETS -- 100.0%              $   14,194,317
                                               ==============

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   All or a portion of this security is on loan (see Note 2E - Securities
      Lending in the Notes to Financial Statements). The aggregate value of such securities is $235,881 and the total value of the collateral held by the
      Fund is $256,145.

(c)   Non-income producing security.

(d)   Rate shown reflects yield as of September 30, 2018.

(e)   This security serves as collateral for securities on loan.

(f)   Aggregate cost for federal income tax purposes is $13,024,932. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $2,135,247 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $736,737. The net unrealized appreciation was $1,398,510.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    14,167,297  $          --  $           --
Money Market Funds             35,426             --              --
Repurchase Agreements              --        220,719              --
                      ----------------------------------------------
Total Investments     $    14,202,723  $     220,719  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

Page 48                 See Notes to Financial Statements


FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      235,881
Non-cash Collateral(2)                               (235,881)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2)   At September 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      220,719
Non-cash Collateral(4)                               (220,719)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At September 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Japanese Yen                                        28.5%
United States Dollar                                26.1
Euro                                                20.8
Hong Kong Dollar                                     5.4
Swedish Krona                                        4.5
Australian Dollar                                    4.2
South Korean Won                                     3.4
Canadian Dollar                                      3.4
British Pound Sterling                               2.8
Philippine Peso                                      0.6
Norwegian Krone                                      0.3
                                                   ------
    Total                                          100.0%
                                                   ======

                        See Notes to Financial Statements                Page 49


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 100.1%
             CANADA -- 0.3%
       2,966 Fortis, Inc.                      $       96,169
                                               --------------
             CHINA -- 0.1%
       4,808 BYD Co., Ltd., Class H (b)                34,517
                                               --------------
             FRANCE -- 8.2%
      34,130 Schneider Electric SE                  2,746,124
                                               --------------
             GERMANY -- 4.1%
       5,223 Siemens AG                               669,120
      30,384 SMA Solar Technology AG                  711,896
                                               --------------
                                                    1,381,016
                                               --------------
             IRELAND -- 5.4%
       2,814 Eaton Corp. PLC                          244,058
       6,006 Johnson Controls International
                PLC                                   210,210
      49,531 nVent Electric PLC                     1,345,262
                                               --------------
                                                    1,799,530
                                               --------------
             ITALY -- 8.3%
      50,403 Enel S.p.A.                              258,192
     107,634 Prysmian S.p.A.                        2,506,865
                                               --------------
                                                    2,765,057
                                               --------------
             JAPAN -- 3.3%
       1,700 NEC Corp.                                 46,981
       2,000 NGK Insulators Ltd.                       32,987
      46,300 Nissin Electric Co., Ltd.                421,353
      36,700 Osaki Electric Co., Ltd.                 282,954
      17,100 Panasonic Corp.                          199,189
       3,600 Toshiba Corp. (c)                        104,084
                                               --------------
                                                    1,087,548
                                               --------------
             JERSEY ISLAND -- 8.0%
      31,618 Aptiv PLC                              2,652,750
                                               --------------
             NETHERLANDS -- 0.0%
         725 STMicroelectronics N.V.                   13,296
                                               --------------
             SPAIN -- 8.3%
     132,134 Red Electrica Corp., S.A.              2,767,590
                                               --------------
             SWITZERLAND -- 12.1%
     118,035 ABB Ltd.                               2,789,109
      18,863 Landis+Gyr Group AG                    1,259,904
                                               --------------
                                                    4,049,013
                                               --------------
             TAIWAN -- 0.1%
       3,020 Advantech Co., Ltd.                       22,502
                                               --------------
             UNITED KINGDOM -- 0.7%
      22,069 National Grid PLC                        227,645
                                               --------------
             UNITED STATES -- 41.2%
      23,352 Advanced Energy Industries,
                Inc. (c)                            1,206,131
      16,729 American Superconductor
                Corp. (b) (c)                         116,267
       2,465 Analog Devices, Inc.                     227,914
         125 AZZ, Inc.                                  6,312
      17,845 Badger Meter, Inc.                       944,893
         241 Belden, Inc.                              17,210

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             UNITED STATES (CONTINUED)
      14,563 Cisco Systems, Inc.               $      708,490
      20,337 Control4 Corp. (c)                       698,169
         154 Digi International, Inc. (c)               2,071
         265 EnerSys                                   23,089
      61,126 Enphase Energy, Inc. (c)                 296,461
         134 ESCO Technologies, Inc.                    9,119
      53,761 General Electric Co.                     606,962
       4,374 Honeywell International, Inc.            727,834
         329 Hubbell, Inc.                             43,944
       4,749 International Business Machines
                Corp.                                 718,096
      20,954 Itron, Inc. (c)                        1,345,247
         415 MasTec, Inc. (c)                          18,530
      11,604 MYR Group, Inc. (c)                      378,755
       2,479 NVIDIA Corp.                             696,649
      14,320 Oracle Corp.                             738,339
      40,224 Quanta Services, Inc. (c)              1,342,677
      29,016 SolarEdge Technologies, Inc. (c)       1,092,452
         703 Tesla, Inc. (b) (c)                      186,133
         122 Valmont Industries, Inc.                  16,897
      27,860 Veoneer, Inc. (c)                      1,534,250
         299 WESCO International, Inc. (c)             18,374
                                               --------------
                                                   13,721,265
                                               --------------
             TOTAL COMMON STOCKS -- 100.1%         33,364,022
             (Cost $32,608,534)                --------------

             MONEY MARKET FUNDS -- 0.1%
      37,303 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.08% (d) (e)                          37,303
             (Cost $37,303)                    --------------

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.7%
$     40,971 BNP Paribas S.A., 2.24% (d),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $40,979. Collateralized by U.S.
                Treasury Notes, interest rates
                of 2.625% to 3.500%, due
                02/15/19 to 11/15/20. The value
                of the collateral including
                accrued interest is
                $41,805. (e)                           40,971
     191,442 JPMorgan Chase & Co.,
                2.15% (d), dated 09/28/18, due
                10/01/18, with a maturity value
                of $191,476. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.375%, due 08/31/23.
                The value of the collateral
                including accrued interest is
                $195,507. (e)                         191,442
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.7%                               232,413
             (Cost $232,413)                   --------------

Page 50                 See Notes to Financial Statements


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

             DESCRIPTION                               VALUE
-------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.9%       $   33,633,738
             (Cost $32,878,250) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.9)%                (300,664)
                                               --------------
             NET ASSETS -- 100.0%              $   33,333,074
                                               ==============

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   All or a portion of this security is on loan (see Note 2E - Securities
      Lending in the Notes to Financial Statements). The aggregate value of such securities is $241,453 and the total value of the collateral held by the
      Fund is $269,716.

(c)   Non-income producing security.

(d)   Rate shown reflects yield as of September 30, 2018.

(e)   This security serves as collateral for securities on loan.

(f)   Aggregate cost for federal income tax purposes is $33,016,585. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $2,421,743 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $1,804,590. The net unrealized appreciation was $617,153.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    33,364,022  $          --  $           --
Money Market Funds             37,303             --              --
Repurchase Agreements              --        232,413              --
                      ----------------------------------------------
Total Investments     $    33,401,325  $     232,413  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      241,453
Non-cash Collateral(2)                               (241,453)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2)   At September 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      232,413
Non-cash Collateral(4)                               (232,413)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At September 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                54.9%
Euro                                                28.7
Swiss Franc                                         12.0
Japanese Yen                                         3.2
British Pound Sterling                               0.7
Canadian Dollar                                      0.3
Hong Kong Dollar                                     0.1
New Taiwan Dollar                                    0.1
                                                   ------
    Total                                          100.0%
                                                   ======

                        See Notes to Financial Statements                Page 51


FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.8%
             AUSTRALIA -- 7.9%
      72,225 Alumina Ltd.                      $      144,616
      44,482 Fortescue Metals Group Ltd.              126,043
       7,615 Inghams Group Ltd.                        21,357
      14,684 Woodside Petroleum Ltd.                  409,502
                                               --------------
                                                      701,518
                                               --------------
             BRAZIL -- 0.4%
       1,906 Cia de Saneamento de Minas
                Gerais-COPASA                          18,401
       1,350 SLC Agricola S.A.                         20,311
                                               --------------
                                                       38,712
                                               --------------
             CANADA -- 3.5%
      10,892 ARC Resources Ltd.                       121,430
       1,901 Russel Metals, Inc.                       39,443
       4,457 Vermilion Energy, Inc.                   146,814
                                               --------------
                                                      307,687
                                               --------------
             CAYMAN ISLANDS -- 0.2%
      43,805 China Zhongwang Holdings Ltd.             21,432
                                               --------------
             CHILE -- 0.5%
      80,996 Aguas Andinas S.A., Class A               44,826
                                               --------------
             CHINA -- 1.4%
      52,000 Yanzhou Coal Mining Co., Ltd.,
                Class H                                60,248
     178,000 Zijin Mining Group Co., Ltd.,
                Class H                                68,441
                                               --------------
                                                      128,689
                                               --------------
             FINLAND -- 4.5%
      10,155 UPM-Kymmene OYJ                          398,517
                                               --------------
             FRANCE -- 15.3%
      10,433 Suez                                     148,266
      13,574 TOTAL S.A., ADR                          874,030
      17,058 Veolia Environnement S.A.                340,451
                                               --------------
                                                    1,362,747
                                               --------------
             HONG KONG -- 1.7%
      87,546 Guangdong Investment Ltd.                155,446
                                               --------------
             INDIA -- 2.0%
      26,280 National Aluminium Co., Ltd.              21,969
       8,578 Oil India Ltd.                            25,980
      10,006 Vedanta Ltd., ADR                        128,077
                                               --------------
                                                      176,026
                                               --------------
             INDONESIA -- 1.1%
     420,810 Adaro Energy Tbk PT                       51,819
      78,787 Bukit Asam Tbk PT                         22,841
      11,166 Indo Tambangraya Megah Tbk PT             19,370
                                               --------------
                                                       94,030
                                               --------------
             JAPAN -- 0.6%
       2,800 Nippon Paper Industries Co., Ltd.         51,530
                                               --------------
             MALAYSIA -- 0.2%
      56,400 FGV Holdings Bhd                          21,124
                                               --------------

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             NORWAY -- 4.2%
      12,579 Marine Harvest ASA                $      291,417
       1,591 Salmar ASA                                79,406
                                               --------------
                                                      370,823
                                               --------------
             PORTUGAL -- 0.2%
       1,845 Altri S.G.P.S. S.A.                       17,694
                                               --------------
             RUSSIA -- 7.1%
      54,481 Magnitogorsk Iron & Steel Works
                PJSC                                   43,398
       2,967 Novolipetsk Steel PJSC, GDR               79,961
       5,447 Severstal PJSC, GDR                       90,693
      33,151 Tatneft PJSC                             422,742
                                               --------------
                                                      636,794
                                               --------------
             SINGAPORE -- 1.5%
      56,000 Wilmar International Ltd.                131,904
                                               --------------
             SOUTH AFRICA -- 1.4%
       2,998 African Rainbow Minerals Ltd.             27,261
         967 Assore Ltd.                               23,579
       7,482 Exxaro Resources Ltd.                     76,909
                                               --------------
                                                      127,749
                                               --------------
             SOUTH KOREA -- 3.8%
       1,725 SK Innovation Co., Ltd.                  334,348
                                               --------------
             TAIWAN -- 0.4%
      21,574 Taiwan Fertilizer Co., Ltd.               32,856
                                               --------------
             THAILAND -- 0.6%
     103,100 Thai Union Group PCL                      57,065
                                               --------------
             TURKEY -- 0.8%
      38,545 Eregli Demir ve Celik Fabrikalari
                TAS                                    70,446
                                               --------------
             UNITED KINGDOM -- 26.0%
      12,946 Pennon Group PLC                         120,345
      18,383 Rio Tinto PLC                            929,669
      13,146 Royal Dutch Shell PLC, Class A,
                ADR                                   895,768
       7,302 Severn Trent PLC                         175,978
      20,874 United Utilities Group PLC               191,540
                                               --------------
                                                    2,313,300
                                               --------------
             UNITED STATES -- 14.5%
       3,210 Alliance Resource Partners, L.P. (b)      65,484
      10,179 Exxon Mobil Corp.                        865,418
       7,344 International Paper Co.                  360,958
                                               --------------
                                                    1,291,860
                                               --------------

             TOTAL INVESTMENTS -- 99.8%             8,887,123
             (Cost $7,979,662) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                    20,663
                                               --------------
             NET ASSETS -- 100.0%              $    8,907,786
                                               ==============

Page 52                 See Notes to Financial Statements


FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Security is a Master Limited Partnership ("MLP").

(c)   Aggregate cost for federal income tax purposes is $7,985,899. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $1,317,783 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $416,559. The net unrealized appreciation was $901,224.

ADR   - American Depositary Receipt

GDR   - Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $     8,887,123  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                39.5%
British Pound Sterling                              16.0
Euro                                                10.2
Australian Dollar                                    7.9
Russian Ruble                                        5.2
Norwegian Krone                                      4.2
South Korean Won                                     3.8
Hong Kong Dollar                                     3.4
Canadian Dollar                                      1.8
Singapore Dollar                                     1.5
South African Rand                                   1.4
Indonesian Rupiah                                    1.1
Turkish Lira                                         0.8
Thai Baht                                            0.6
Japanese Yen                                         0.6
Indian Rupee                                         0.5
Chilean Peso                                         0.5
Brazilian Real                                       0.4
New Taiwan Dollar                                    0.4
Malaysian Ringgit                                    0.2
                                                   ------
    Total                                          100.0%
                                                   ======

                        See Notes to Financial Statements                Page 53


FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.6%
             AUSTRALIA -- 1.7%
       2,490 GrainCorp Ltd., Class A           $       14,219
      17,792 Incitec Pivot Ltd.                        51,187
       3,566 Nufarm Ltd. (b)                           17,271
                                               --------------
                                                       82,677
                                               --------------
             BELGIUM -- 0.4%
         469 Tessenderlo Group S.A. (c)                17,425
                                               --------------
             BERMUDA -- 2.1%
       1,524 Bunge Ltd.                               104,714
                                               --------------
             CANADA -- 4.5%
       3,912 Nutrien Ltd.                             225,879
                                               --------------
             CHILE -- 1.2%
       1,310 Sociedad Quimica y Minera de
                Chile S.A., ADR                        59,893
                                               --------------
             CHINA -- 0.2%
      18,310 China BlueChemical Ltd., Class H           7,415
                                               --------------
             GERMANY -- 24.7%
       5,394 BASF SE                                  479,410
       5,921 Bayer AG                                 525,973
       5,071 Evonik Industries AG                     181,635
       2,083 K+S AG                                    43,726
                                               --------------
                                                    1,230,744
                                               --------------
             INDIA -- 5.8%
       4,523 Chambal Fertilizers and Chemicals
                Ltd.                                    9,456
       3,172 Coromandel International Ltd.             17,676
       1,333 Escorts Ltd.                              11,250
      13,513 Mahindra & Mahindra Ltd.                 160,491
       1,493 PI Industries Ltd.                        14,662
       2,771 Tata Chemicals Ltd.                       26,468
       5,542 UPL Ltd.                                  50,787
                                               --------------
                                                      290,790
                                               --------------
             JAPAN -- 9.9%
      13,400 Kubota Corp.                             227,736
       2,200 Mitsui Chemicals, Inc.                    55,010
       1,600 Nissan Chemical Corp.                     84,492
         500 Sakata Seed Corp.                         17,999
      18,000 Sumitomo Chemical Co., Ltd.              105,351
                                               --------------
                                                      490,588
                                               --------------
             LUXEMBOURG -- 0.2%
       1,270 Adecoagro S.A. (c)                         9,335
                                               --------------
             MALAYSIA -- 4.0%
      87,101 Petronas Chemicals Group Bhd             196,995
                                               --------------
             NETHERLANDS -- 5.0%
      14,751 CNH Industrial N.V.                      177,159
       2,293 OCI N.V. (c)                              73,293
                                               --------------
                                                      250,452
                                               --------------
             NORWAY -- 2.9%
       2,973 Yara International ASA                   146,006
                                               --------------

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             RUSSIA -- 1.9%
       1,409 PhosAgro PJSC                     $       54,135
      31,950 Uralkali PJSC (c)                         40,479
                                               --------------
                                                       94,614
                                               --------------
             SINGAPORE -- 3.3%
      69,700 Wilmar International Ltd.                164,174
                                               --------------
             SWITZERLAND -- 0.7%
         112 Bucher Industries AG                      35,972
                                               --------------
             TAIWAN -- 0.3%
      10,664 Taiwan Fertilizer Co., Ltd.               16,241
                                               --------------
             TURKEY -- 0.1%
         581 Turk Traktor ve Ziraat
                Makineleri AS                           4,621
                                               --------------
             UNITED STATES -- 30.7%
         861 AGCO Corp.                                52,340
       2,541 CF Industries Holdings, Inc.             138,332
       3,274 Deere & Co.                              492,180
       6,988 DowDuPont, Inc.                          449,398
       1,465 FMC Corp.                                127,719
       4,195 Mosaic (The) Co.                         136,254
         391 Raven Industries, Inc.                    17,888
         603 Scotts Miracle-Gro (The) Co.              47,474
       1,145 Toro (The) Co.                            68,666
                                               --------------
                                                    1,530,251
                                               --------------

             TOTAL INVESTMENTS -- 99.6%             4,958,786
             (Cost $4,860,083) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                    20,077
                                               --------------
             NET ASSETS -- 100.0%              $    4,978,863
                                               ==============

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2018, securities noted as such are valued at
      $17,271 or 0.3% of net assets.

(c)   Non-income producing security.

(d)   Aggregate cost for federal income tax purposes is $4,874,499. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $401,807 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $317,520. The net unrealized appreciation was $84,287.

ADR   - American Depositary Receipt

Page 54                 See Notes to Financial Statements


FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                   TOTAL
                  VALUE AT
                 9/30/2018       LEVEL 1        LEVEL 2        LEVEL 3
                ---------------------------------------------------------
Common Stocks:
Australia       $     82,677   $     65,406   $     17,271   $         --
Other Country
   Categories*     4,876,109      4,876,109             --             --
                ---------------------------------------------------------
Total
   Investments  $  4,958,786   $  4,941,515   $     17,271   $         --
                =========================================================

* See Portfolio of Investments for country breakout.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                37.9%
Euro                                                26.6
Japanese Yen                                         9.9
Indian Rupee                                         5.9
Canadian Dollar                                      4.6
Malaysian Ringgit                                    4.0
Singapore Dollar                                     3.3
Norwegian Krone                                      2.9
Russian Ruble                                        1.9
Australian Dollar                                    1.7
Swiss Franc                                          0.7
Taiwan Dollar                                        0.3
Hong Kong Dollar                                     0.2
Turkish Lira                                         0.1
                                                   ------
    Total                                          100.0%
                                                   ======

                        See Notes to Financial Statements                Page 55


FIRST TRUST BICK INDEX FUND (BICK)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.8%
             BRAZIL -- 24.9%
     412,503 Ambev S.A., ADR                   $    1,885,139
     363,186 B3 S.A. - Brasil Bolsa Balcao          2,104,357
     276,389 Banco Bradesco S.A., ADR               1,956,834
     262,556 Banco do Brasil S.A.                   1,910,716
     322,832 BB Seguridade Participacoes S.A.       1,921,700
     392,595 BRF S.A. (b)                           2,129,912
     523,373 Cielo S.A.                             1,581,050
      99,955 Embraer S.A., ADR                      1,958,118
      98,924 Fibria Celulose S.A., ADR              1,833,062
     492,701 Gerdau S.A. (Preference Shares)        2,083,751
     184,083 Itau Unibanco Holding S.A., ADR        2,021,231
     824,080 Itausa-Investimentos Itau S.A.
                (Preference Shares)                 2,052,778
     773,281 Kroton Educacional S.A.                2,167,496
     367,066 Localiza Rent A Car S.A.               2,077,758
     279,453 Lojas Renner S.A.                      2,142,320
      60,675 Magazine Luiza S.A.                    1,847,947
     396,972 Petrobras Distribuidora S.A.           1,913,817
     176,462 Petroleo Brasileiro S.A., ADR          2,129,896
     102,635 Raia Drogasil S.A.                     1,841,232
     555,371 Rumo S.A. (b)                          2,053,135
     167,046 Suzano Papel e Celulose S.A.           1,985,004
     193,947 Telefonica Brasil S.A., ADR            1,887,104
     191,958 Ultrapar Participacoes S.A.            1,772,446
     145,314 Vale S.A., ADR                         2,156,460
                                               --------------
                                                   47,413,263
                                               --------------
             CAYMAN ISLANDS -- 17.1%
     172,877 AAC Technologies Holdings, Inc.        1,795,385
      10,960 Alibaba Group Holding Ltd.,
                ADR (b)                             1,805,770
       8,469 Baidu, Inc., ADR (b)                   1,936,691
   1,289,120 Country Garden Holdings Co., Ltd.      1,625,325
      48,995 Ctrip.com International Ltd.,
                ADR (b)                             1,821,144
     903,092 Geely Automobile Holdings Ltd.         1,799,643
      66,372 iQIYI, Inc., ADR (b)                   1,796,690
      61,282 JD.com, Inc., ADR (b)                  1,598,847
      41,437 Momo, Inc., ADR (b)                    1,814,941
       9,702 NetEase, Inc., ADR                     2,214,481
      24,404 New Oriental Education &
                Technology Group, Inc., ADR (b)     1,806,140
      66,395 Pagseguro Digital Ltd., Class A (b)    1,837,150
     150,918 Sunny Optical Technology Group
                Co., Ltd.                           1,740,839
      64,802 TAL Education Group, ADR (b)           1,666,059
      44,328 Tencent Holdings Ltd.                  1,830,119
      24,995 Weibo Corp., ADR (b)                   1,827,884
     659,971 Yatra Online, Inc. (b)                 3,682,638
                                               --------------
                                                   32,599,746
                                               --------------
             CHINA -- 7.1%
   4,265,112 Bank of China Ltd., Class H            1,896,005
   2,166,424 China Construction Bank Corp.,
                Class H                             1,892,907
     848,354 China Life Insurance Co., Ltd.,
                Class H                             1,926,809

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CHINA (CONTINUED)
   1,907,754 China Petroleum & Chemical
                Corp., Class H                 $    1,910,593
   2,604,393 Industrial and Commercial Bank
                of China Ltd., Class H              1,902,971
   2,578,137 PetroChina Co., Ltd., Class H          2,087,974
     198,915 Ping An Insurance (Group) Co. of
                China Ltd., Class H                 2,020,061
                                               --------------
                                                   13,637,320
                                               --------------
             HONG KONG -- 2.0%
   1,084,441 CNOOC Ltd.                             2,147,175
     760,000 CSPC Pharmaceutical Group Ltd.         1,613,520
                                               --------------
                                                    3,760,695
                                               --------------
             INDIA -- 16.8%
      97,474 Dr. Reddy's Laboratories Ltd.,
                ADR                                 3,372,600
      33,823 HDFC Bank Ltd., ADR                    3,182,744
     355,685 ICICI Bank Ltd., ADR                   3,019,766
     329,827 Infosys Ltd., ADR                      3,354,341
     180,276 Larsen & Toubro Ltd., GDR              3,125,986
      98,996 Reliance Industries Ltd., GDR (c)      3,400,513
      78,832 State Bank of India, GDR (b)           2,912,842
     184,650 Tata Motors Ltd., ADR (b)              2,836,224
     268,016 Vedanta Ltd., ADR                      3,430,605
     665,097 Wipro Ltd., ADR                        3,465,155
                                               --------------
                                                   32,100,776
                                               --------------
             ISLE OF MAN -- 1.9%
     303,120 Eros International PLC (b)             3,652,596
                                               --------------
             JERSEY ISLAND -- 1.8%
      66,086 WNS (Holdings) Ltd., ADR (b)           3,353,865
                                               --------------
             MAURITIUS -- 1.6%
     108,223 MakeMyTrip Ltd. (b)                    2,970,721
                                               --------------
             SOUTH KOREA -- 25.7%
       8,119 Amorepacific Corp.                     1,910,353
      23,619 Celltrion Healthcare Co., Ltd. (d)     1,963,193
       7,908 Celltrion, Inc. (d)                    2,117,355
      35,586 Hyundai Engineering &
                Construction Co., Ltd.              2,165,477
       9,532 Hyundai Mobis Co., Ltd.                1,959,248
      17,081 Hyundai Motor Co.                      1,994,131
      40,060 Hyundai Steel Co.                      2,040,469
      41,299 KB Financial Group, Inc.               2,017,945
      70,006 Korea Electric Power Corp.             1,852,311
       5,834 LG Chem Ltd.                           1,922,314
     100,479 LG Display Co., Ltd.                   1,730,132
      27,802 LG Electronics, Inc.                   1,779,529
       6,757 Lotte Chemical Corp.                   1,693,438
       2,839 NAVER Corp.                            1,832,521
       6,540 POSCO                                  1,736,335
       4,612 Samsung Biologics Co.,
                Ltd. (b) (c)                        2,220,246
      17,359 Samsung C&T Corp.                      2,026,586
      13,262 Samsung Electro-Mechanics Co.,
                Ltd.                                1,661,860
      44,070 Samsung Electronics Co., Ltd.          1,845,437

Page 56                 See Notes to Financial Statements


FIRST TRUST BICK INDEX FUND (BICK)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SOUTH KOREA (CONTINUED)
       9,047 Samsung SDI Co., Ltd.             $    2,108,316
      48,972 Shinhan Financial Group Co., Ltd.      1,986,694
      27,947 SillaJen, Inc. (b)                     2,579,917
      25,725 SK Hynix, Inc.                         1,695,287
      11,063 SK Innovation Co., Ltd.                2,144,282
       8,134 SK Telecom Co., Ltd.                   2,067,873
                                               --------------
                                                   49,051,249
                                               --------------
             UNITED STATES -- 0.9%
      49,590 Yum China Holdings, Inc.               1,741,105
                                               --------------
             TOTAL INVESTMENTS -- 99.8%           190,281,336
             (Cost $195,706,803) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                   367,120
                                               --------------
             NET ASSETS -- 100.0%              $  190,648,456
                                               ==============

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c)   This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d)   Non-income producing security which makes payment- in-kind ("PIK")
      distributions. For the fiscal year ended September 30, 2018, the Fund received 0 and 239 shares of Celltrion Healthcare Co., Ltd. and Celltrion,
      Inc., respectively.

(e)   Aggregate cost for federal income tax purposes is $198,559,132. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $16,221,227 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $24,499,023. The net unrealized depreciation was $8,277,796.

ADR   - American Depositary Receipt

GDR   - Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $   190,281,336  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                43.8%
South Korean Won                                    25.8
Brazilian Real                                      16.6
Hong Kong Dollar                                    13.8
                                                   ------
    Total                                          100.0%
                                                   ======

                        See Notes to Financial Statements                Page 57


FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 98.4%
             CANADA -- 3.5%
      53,179 BlackBerry Ltd. (b)               $      605,177
                                               --------------
             CAYMAN ISLANDS -- 2.9%
   4,366,252 FIH Mobile Ltd. (b)                      501,974
                                               --------------
             CHINA -- 2.9%
      51,568 BYD Co., Ltd., Class H (c)               370,208
       2,671 China Telecom Corp., Ltd.,
                ADR                                   132,001
                                               --------------
                                                      502,209
                                               --------------
             FINLAND -- 3.3%
     102,237 Nokia OYJ, ADR                           570,483
                                               --------------
             FRANCE -- 0.7%
       7,769 Orange S.A.                              123,892
                                               --------------
             GERMANY -- 0.7%
       7,791 Deutsche Telekom AG                      125,600
                                               --------------
             GUERNSEY -- 1.8%
       4,680 Amdocs Ltd.                              308,786
                                               --------------
             HONG KONG -- 4.4%
      13,618 China Mobile Ltd.                        134,208
     869,427 Lenovo Group Ltd.                        635,271
                                               --------------
                                                      769,479
                                               --------------
             ITALY -- 0.7%
     197,402 Telecom Italia S.p.A. (b)                119,868
                                               --------------
             JAPAN -- 11.9%
     201,700 Japan Display, Inc. (b)                  221,902
       4,750 KDDI Corp.                               131,229
       9,000 Kyocera Corp.                            540,222
       4,870 NTT DOCOMO, Inc.                         130,944
       1,400 SoftBank Group Corp.                     141,331
       9,900 Sony Corp.                               606,965
      10,200 Toshiba Corp. (b)                        294,904
                                               --------------
                                                    2,067,497
                                               --------------
             NETHERLANDS -- 1.6%
      14,832 STMicroelectronics N.V.                  269,848
                                               --------------
             RUSSIA -- 0.8%
      16,270 Mobile TeleSystems PJSC,
                ADR                                   138,783
                                               --------------
             SINGAPORE -- 3.1%
      41,147 Flex Ltd. (b)                            539,849
                                               --------------
             SOUTH KOREA -- 7.0%
       9,131 KT Corp., ADR                            135,596
       8,224 LG Electronics, Inc.                     526,395
      13,037 Samsung Electronics Co., Ltd.            545,926
                                               --------------
                                                    1,207,917
                                               --------------
             SPAIN -- 0.7%
      15,511 Telefonica S.A.                          122,786
                                               --------------
             SWEDEN -- 1.8%
      36,187 Telefonaktiebolaget LM Ericsson,
                Class B                               321,177
                                               --------------

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TAIWAN -- 15.8%
     390,767 HTC Corp. (b)                     $      519,606
     632,603 Inventec Corp.                           567,692
      37,314 MediaTek, Inc.                           301,245
     263,266 Pegatron Corp.                           526,825
       7,008 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR          309,473
     801,297 Wistron Corp.                            522,248
                                               --------------
                                                    2,747,089
                                               --------------
             UNITED KINGDOM -- 0.7%
      58,974 Vodafone Group PLC                       126,447
                                               --------------
             UNITED STATES -- 34.1%
         251 Alphabet, Inc., Class C (b)              299,561
       2,049 American Tower Corp.                     297,720
       3,091 Analog Devices, Inc.                     285,794
       2,493 Apple, Inc.                              562,770
       3,948 AT&T, Inc.                               132,574
       1,395 Broadcom, Inc.                           344,188
       9,985 CEVA, Inc. (b)                           287,069
       9,675 Ciena Corp. (b)                          302,247
       2,679 Crown Castle International Corp.         298,253
         701 Equinix, Inc.                            303,456
       6,309 Intel Corp.                              298,352
       5,053 Maxim Integrated Products, Inc.          284,939
       5,817 Micron Technology, Inc. (b)              263,103
       2,380 Motorola Solutions, Inc.                 309,733
       4,447 QUALCOMM, Inc.                           320,317
       1,968 SBA Communications Corp. (b)             316,120
       3,346 Skyworks Solutions, Inc.                 303,516
       6,331 Synaptics, Inc. (b)                      288,820
       2,718 Texas Instruments, Inc.                  291,614
       2,319 Verizon Communications, Inc.             123,811
                                               --------------
                                                    5,913,957
                                               --------------
             TOTAL COMMON STOCKS -- 98.4%          17,082,818
             (Cost $16,118,436)                --------------

             MONEY MARKET FUNDS -- 0.0%
       3,783 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.08% (d) (e)                           3,783
             (Cost $3,783)                     --------------

Page 58                 See Notes to Financial Statements


FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.1%
$      4,155 BNP Paribas S.A., 2.24% (d),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $4,156. Collateralized by U.S.
                Treasury Notes, interest rates
                of 2.625% to 3.500%, due
                02/15/19 to 11/15/20. The value
                of the collateral including
                accrued interest is
                $4,240. (e)                    $        4,155
      19,414 JPMorgan Chase & Co., 2.15% (d),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $19,418. Collateralized by U.S.
                Treasury Note, interest rate of
                1.375%, due 08/31/23. The value
                of the collateral including
                accrued interest is
                $19,827. (e)                           19,414
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 0.1%                                23,569
             (Cost $23,569)                    --------------

             TOTAL INVESTMENTS -- 98.5%            17,110,170
             (Cost $16,145,788) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- 1.5%                   259,473
                                               --------------
             NET ASSETS -- 100.0%              $   17,369,643
                                               ==============

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c)   All or a portion of this security is on loan (see Note 2E - Securities
      Lending in the Notes to Financial Statements). The aggregate value of such securities is $25,837 and the total value of the collateral held by the
      Fund is $27,352.

(d)   Rate shown reflects yield as of September 30, 2018.

(e)   This security serves as collateral for securities on loan.

(f)   Aggregate cost for federal income tax purposes is $16,535,846. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $1,785,570 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $1,211,246. The net unrealized appreciation was $574,324.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    17,082,818  $          --  $           --
Money Market Funds              3,783             --              --
Repurchase Agreements              --         23,569              --
                      ----------------------------------------------
Total Investments     $    17,086,601  $      23,569  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

                        See Notes to Financial Statements                Page 59


FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $       25,837
Non-cash Collateral(2)                                (25,837)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2)   At September 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $       23,569
Non-cash Collateral(4)                                (23,569)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At September 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
United States Dollar                                50.7%
New Taiwan Dollar                                   14.2
Japanese Yen                                        12.1
Hong Kong Dollar                                     9.6
South Korean Won                                     6.3
Euro                                                 4.5
Swedish Krona                                        1.9
British Pound Sterling                               0.7
                                                   ------
    Total                                          100.0%
                                                   ======

Page 60                 See Notes to Financial Statements


FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.6%
             BERMUDA -- 1.4%
     153,592 Brilliance China Automotive
                Holdings Ltd.                  $      248,389
                                               --------------
             CAYMAN ISLANDS -- 3.7%
      42,869 China Harmony New Energy Auto
                Holding Ltd.                           17,852
     331,153 Geely Automobile Holdings Ltd.           659,908
                                               --------------
                                                      677,760
                                               --------------
             CHINA -- 5.2%
     145,916 AviChina Industry & Technology
                Co., Ltd., Class H                     96,179
      96,056 BAIC Motor Corp., Ltd.,
                Class H (b)                            76,935
      41,083 BYD Co., Ltd., Class H (c)               294,936
      42,345 Chongqing Changan Automobile
                Co., Ltd., Class B                     34,186
     124,666 Dongfeng Motor Group Co., Ltd.,
                Class H                               128,355
     184,785 Great Wall Motor Co., Ltd.,
                Class H                               117,787
     167,496 Guangzhou Automobile Group
                Co., Ltd., Class H                    185,504
                                               --------------
                                                      933,882
                                               --------------
             FRANCE -- 7.9%
      26,400 Peugeot S.A.                             712,039
       8,432 Renault S.A.                             729,352
                                               --------------
                                                    1,441,391
                                               --------------
             GERMANY -- 19.2%
       7,501 Bayerische Motoren Werke AG              676,779
      22,466 Daimler AG                             1,417,672
       9,120 Porsche Automobil Holding SE
                (Preference Shares)                   614,149
       4,442 Volkswagen AG (Preference
                Shares)                               781,859
                                               --------------
                                                    3,490,459
                                               --------------
             ITALY -- 0.1%
       9,386 Piaggio & C. S.p.A.                       21,479
                                               --------------
             JAPAN -- 34.7%
      49,035 Honda Motor Co., Ltd.                  1,484,170
      35,759 Mazda Motor Corp.                        429,284
      40,800 Mitsubishi Motors Corp.                  287,992
      77,576 Nissan Motor Co., Ltd.                   726,123
       3,500 Nissan Shatai Co., Ltd.                   31,575
      24,465 Subaru Corp.                             749,324
      11,159 Suzuki Motor Corp.                       639,172
      23,276 Toyota Motor Corp.                     1,453,470
      17,712 Yamaha Motor Co., Ltd.                   496,503
                                               --------------
                                                    6,297,613
                                               --------------
             MALAYSIA -- 0.1%
      18,093 UMW Holdings Bhd                          21,947
                                               --------------

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOUTH KOREA -- 6.7%
       6,483 Hyundai Motor Co.                 $      756,861
      14,244 Kia Motors Corp.                         450,723
                                               --------------
                                                    1,207,584
                                               --------------
             TAIWAN -- 0.2%
      51,524 Yulon Motor Co., Ltd.                     36,618
                                               --------------
             UNITED STATES -- 20.4%
     139,625 Ford Motor Co.                         1,291,531
      40,387 General Motors Co.                     1,359,831
       9,324 Harley-Davidson, Inc.                    422,377
       2,413 Tesla, Inc. (c) (d)                      638,890
                                               --------------
                                                    3,712,629
                                               --------------
             TOTAL COMMON STOCKS -- 99.6%          18,089,751
             (Cost $20,158,419)                --------------

             MONEY MARKET FUNDS -- 0.6%
     116,915 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                2.08% (e) (f)                         116,915
             (Cost $116,915)                   --------------

 PRINCIPAL
   VALUE     DESCRIPTION                                VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 4.0%
$    128,415 BNP Paribas S.A., 2.24% (e),
                dated 09/28/18, due 10/01/18,
                with a maturity value of
                $128,439. Collateralized by
                U.S. Treasury Notes, interest
                rates of 2.625% to 3.500%, due
                02/15/19 to 11/15/20. The value
                of the collateral including
                accrued interest is
                $131,028. (f)                         128,415
     600,025 JPMorgan Chase & Co.,
                2.15% (e), dated 09/28/18, due
                10/01/18, with a maturity value
                of $600,133. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.375%, due 08/31/23.
                The value of the collateral
                including accrued interest is
                $612,767. (f)                         600,025
                                               --------------
             TOTAL REPURCHASE AGREEMENTS
                -- 4.0%                               728,440
             (Cost $728,440)                   --------------

             TOTAL INVESTMENTS -- 104.2%           18,935,106
             (Cost $21,003,774) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (4.2)%                (767,669)
                                               --------------
             NET ASSETS -- 100.0%              $   18,167,437
                                               ==============

                        See Notes to Financial Statements                Page 61


FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(c)   All or a portion of this security is on loan (see Note 2E - Securities
      Lending in the Notes to Financial Statements). The aggregate value of such securities is $737,010 and the total value of the collateral held by the
      Fund is $845,355.

(d)   Non-income producing security.

(e)   Rate shown reflects yield as of September 30, 2018.

(f)   This security serves as collateral for securities on loan.

(g)   Aggregate cost for federal income tax purposes is $21,415,094. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $878,201 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $3,358,189. The net unrealized depreciation was $2,479,988.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    18,089,751  $          --  $           --
Money Market Funds            116,915             --              --
Repurchase Agreements              --        728,440              --
                      ----------------------------------------------
Total Investments     $    18,206,666  $     728,440  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      737,010
Non-cash Collateral(2)                               (737,010)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2)   At September 30, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $      728,440
Non-cash Collateral(4)                               (728,440)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At September 30, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Japanese Yen                                        33.2%
Euro                                                26.2
United States Dollar                                24.1
Hong Kong Dollar                                     9.8
South Korean Won                                     6.4
New Taiwan Dollar                                    0.2
Malaysian Ringgit                                    0.1
                                                   ------
    Total                                          100.0%
                                                   ======

Page 62                 See Notes to Financial Statements


FIRST TRUST CLOUD COMPUTING ETF (SKYY)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             CANADA -- 4.6%
   2,472,270 Open Text Corp.                   $   94,045,151
                                               --------------
             GERMANY -- 4.5%
     764,317 SAP SE, ADR                           94,010,991
                                               --------------
             INDIA -- 1.3%
   5,187,699 Wipro Ltd., ADR                       27,027,912
                                               --------------
             ISRAEL -- 1.4%
     245,101 Check Point Software
                Technologies Ltd. (b)              28,841,034
                                               --------------
             UNITED STATES -- 88.2%
     336,538 Activision Blizzard, Inc.             27,996,596
      95,723 Adobe Systems, Inc. (b)               25,840,424
   1,143,653 Akamai Technologies, Inc. (b)         83,658,217
      78,381 Alphabet, Inc., Class A (b)           94,612,138
      52,909 Amazon.com, Inc. (b)                 105,976,727
     259,035 Apple, Inc.                           58,474,561
   2,018,460 Cisco Systems, Inc.                   98,198,079
     217,232 Equinix, Inc.                         94,037,560
     497,995 F5 Networks, Inc. (b)                 99,310,163
     449,524 Facebook, Inc., Class A (b)           73,928,717
   3,176,319 Hewlett Packard Enterprise Co.        51,805,763
     342,562 International Business Machines
                Corp.                              51,798,800
     118,363 Intuit, Inc.                          26,915,746
     282,615 j2 Global, Inc.                       23,414,653
   3,236,046 Juniper Networks, Inc.                96,984,299
     489,756 Microsoft Corp.                       56,013,394
   1,261,832 NetApp, Inc.                         108,378,750
     245,182 Netflix, Inc. (b)                     91,729,942
     883,823 NetScout Systems, Inc. (b)            22,316,531
   1,845,208 Oracle Corp.                          95,138,924
     530,772 Red Hat, Inc. (b)                     72,333,608
     666,569 salesforce.com, Inc. (b)             106,004,468
   2,162,234 Teradata Corp. (b)                    81,537,844
     627,057 VMware, Inc., Class A (b)             97,858,515
  19,592,785 Zynga, Inc., Class A (b)              78,567,068
                                               --------------
                                                1,822,831,487
                                               --------------
             TOTAL INVESTMENTS -- 100.0%        2,066,756,575
             (Cost $1,646,823,947) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                   382,933
                                               --------------
             NET ASSETS -- 100.0%              $2,067,139,508
                                               ==============

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c)   Aggregate cost for federal income tax purposes is $1,655,386,892. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $418,048,084 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $6,678,401. The net unrealized appreciation was $411,369,683.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $ 2,066,756,575  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

                        See Notes to Financial Statements                Page 63


FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 99.8%
             AUSTRALIA -- 2.8%
     194,722 South32 Ltd.                      $      551,760
      11,461 WiseTech Global Ltd.                     183,007
                                               --------------
                                                      734,767
                                               --------------
             BRAZIL -- 2.6%
      25,616 Hapvida Participacoes e
                Investimentos S.A. (b) (c)            152,229
      11,894 IRB Brasil Resseguros S.A.               194,819
      18,614 Notre Dame Intermedica
                Participacoes S.A. (c)                121,173
      44,313 Petrobras Distribuidora S.A.             213,635
                                               --------------
                                                      681,856
                                               --------------
             CANADA -- 3.6%
       4,150 Canada Goose Holdings, Inc. (c)          267,841
       4,049 Shopify, Inc., Class A (c)               665,899
                                               --------------
                                                      933,740
                                               --------------
             CAYMAN ISLANDS -- 16.6%
     140,394 CK Asset Holdings Ltd.                 1,053,625
      95,000 Country Garden Services Holdings
                Co., Ltd. (c)                         161,401
       4,799 GDS Holdings Ltd., ADR (c)               168,589
      11,987 Pagseguro Digital Ltd., Class A (c)      331,680
      22,411 Pinduoduo, Inc., ADR (c)                 589,185
       6,941 Sea Ltd., ADR (c)                         95,994
      44,214 Wuxi Biologics Cayman,
                Inc. (b) (c)                          447,034
     604,200 Xiaomi Corp., Class B (b) (c)          1,196,306
      19,855 ZTO Express Cayman, Inc., ADR            328,997
                                               --------------
                                                    4,372,811
                                               --------------
             CHINA -- 9.9%
   1,774,000 China Tower Corp. Ltd.,
                Class H (b) (c)                       258,338
     419,908 China Vanke Co., Ltd., Class H         1,389,260
   1,541,000 Postal Savings Bank of China Co.,
                Ltd., Class H (b)                     970,464
                                               --------------
                                                    2,618,062
                                               --------------
             DENMARK -- 5.2%
      19,988 Orsted A/S (b)                         1,357,761
                                               --------------
             FINLAND -- 0.4%
       5,044 DNA OYJ                                  112,793
                                               --------------
             GERMANY -- 10.0%
       7,072 Delivery Hero SE (b) (c)                 340,097
       4,093 Scout24 AG (b)                           190,847
      38,037 Siemens Healthineers AG (b) (c)        1,672,667
      13,920 Uniper SE                                428,450
                                               --------------
                                                    2,632,061
                                               --------------
             HONG KONG -- 1.7%
     275,038 China Resources Pharmaceutical
                Group Ltd. (b)                        436,359
                                               --------------

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             IRELAND -- 0.7%
       6,810 nVent Electric PLC                $      184,960
                                               --------------
             ITALY -- 3.1%
       9,731 Moncler S.p.A.                           419,162
      49,681 Poste Italiane S.p.A. (b)                396,968
                                               --------------
                                                      816,130
                                               --------------
             JAPAN -- 18.7%
     171,200 Japan Post Holdings Co., Ltd.          2,037,162
       1,400 KH Neochem Co., Ltd.                      54,524
       6,100 Kyushu Railway Co.                       185,760
      64,500 Recruit Holdings Co., Ltd.             2,152,649
       1,900 SanBio Co., Ltd. (c)                      65,970
      12,200 SG Holdings Co., Ltd.                    319,657
       7,500 Skylark Holdings Co., Ltd.               110,962
                                               --------------
                                                    4,926,684
                                               --------------
             MEXICO -- 0.4%
      45,362 Banco del Bajio S.A. (b)                 111,987
                                               --------------
             MULTI-NATIONAL -- 1.5%
     386,448 HK Electric Investments & HK
                Electric Investments Ltd.             389,985
                                               --------------
             NETHERLANDS -- 11.6%
       1,120 Adyen N.V. (b) (c)                       914,163
       5,591 ASR Nederland N.V.                       266,538
       9,324 Ferrari N.V.                           1,283,919
      12,973 NN Group N.V.                            578,844
                                               --------------
                                                    3,043,464
                                               --------------
             SINGAPORE -- 0.8%
      26,400 BOC Aviation Ltd. (b)                    204,702
                                               --------------
             SPAIN -- 3.1%
       4,755 Aena SME S.A. (b)                        825,358
                                               --------------
             SWITZERLAND -- 0.7%
       2,143 Sunrise Communications Group
                AG (b)                                194,014
                                               --------------
             UNITED STATES -- 0.7%
       3,314 Veoneer, Inc. (c)                        182,502
                                               --------------
             UNITED KINGDOM -- 4.2%
       8,982 Atlassian Corp. PLC, Class A (c)         863,529
       5,230 Fevertree Drinks PLC                     245,951
                                               --------------
                                                    1,109,480
                                               --------------
             VIRGIN ISLANDS -- 1.5%
       5,680 Michael Kors Holdings Ltd. (c)           389,421
                                               --------------
             TOTAL INVESTMENTS -- 99.8%            26,258,897
             (Cost $23,756,069) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                    62,803
                                               --------------
             NET ASSETS -- 100.0%              $   26,321,700
                                               ==============

Page 64                 See Notes to Financial Statements


FIRST TRUST INTERNATIONAL IPO ETF (FPXI)

PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2018

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(c)   Non-income producing security.

(d)   Aggregate cost for federal income tax purposes is $23,793,958. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $3,366,835 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $901,896. The net unrealized appreciation was $2,464,939.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $    26,258,897  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-------------------------------------------------------------
Euro                                                28.3%
Hong Kong Dollar                                    24.8
Japanese Yen                                        18.8
United States Dollar                                15.5
Danish Krone                                         5.2
Australian Dollar                                    2.8
Brazilian Real                                       2.6
British Pound Sterling                               0.9
Swiss Franc                                          0.7
Mexican Peso                                         0.4
                                                   ------
    Total                                          100.0%
                                                   ======

                        See Notes to Financial Statements                Page 65


FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2018

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 100.3%
             FRANCE -- 3.0%
     178,531 Thales S.A.                       $   25,361,107
                                               --------------
             ISRAEL -- 7.0%
     216,952 Check Point Software
                Technologies Ltd. (b)              25,528,742
     334,226 CyberArk Software Ltd. (b)            26,684,604
     264,856 Radware Ltd. (b)                       7,010,738
                                               --------------
                                                   59,224,084
                                               --------------
             JAPAN -- 3.0%
     399,636 Trend Micro, Inc.                     25,711,487
                                               --------------
             JERSEY -- 1.6%
     311,454 Mimecast Ltd. (b)                     13,043,694
                                               --------------
             SOUTH KOREA -- 1.0%
     175,720 Ahnlab, Inc.                           8,411,748
                                               --------------
             UNITED KINGDOM -- 5.8%
     894,721 Avast PLC (b) (c)                      3,306,137
   3,200,296 BAE Systems PLC                       26,270,775
   2,010,746 Sophos Group PLC (c)                  12,789,605
     343,470 Ultra Electronics Holdings PLC         7,109,178
                                               --------------
                                                   49,475,695
                                               --------------
             UNITED STATES -- 78.9%
     335,470 Akamai Technologies, Inc. (b)         24,539,630
     125,579 CACI International, Inc.,
                Class A (b)                        23,125,373
   1,055,354 Cisco Systems, Inc.                   51,342,972
     133,286 F5 Networks, Inc. (b)                 26,579,894
   1,518,495 FireEye, Inc. (b)                     25,814,415
     620,070 ForeScout Technologies, Inc. (b)      23,413,843
     300,947 Fortinet, Inc. (b)                    27,768,380
     337,815 Imperva, Inc. (b)                     15,691,507
     253,220 Itron, Inc. (b)                       16,256,724
     886,633 Juniper Networks, Inc.                26,572,391
     525,041 KeyW Holding (The) Corp. (b)           4,546,855
     136,022 ManTech International Corp.,
                Class A                             8,610,193
     234,008 OneSpan, Inc. (b)                      4,457,852
     218,107 Palo Alto Networks, Inc. (b)          49,130,783
     212,448 Proofpoint, Inc. (b)                  22,589,596
     276,845 Qualys, Inc. (b)                      24,666,889
     252,780 Raytheon Co.                          52,239,515
     277,906 Ribbon Communications, Inc. (b)        1,898,098
     762,125 SailPoint Technologies Holding,
                Inc. (b)                           25,927,493
     217,747 Science Applications International
                Corp.                              17,550,408
     393,397 Splunk, Inc. (b)                      47,565,631
   2,500,701 Symantec Corp.                        53,214,917
     713,666 Tenable Holdings, Inc. (b)            27,747,334
     341,093 Varonis Systems, Inc. (b)             24,985,062
     323,970 Verint Systems, Inc. (b)              16,230,897
     158,923 VeriSign, Inc. (b)                    25,446,751
     191,854 Zix Corp. (b)                          1,064,790
                                               --------------
                                                  668,978,193
                                               --------------

             DESCRIPTION                                VALUE
-------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.3%       $  850,206,008
             (Cost $732,734,877) (d)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.3)%              (2,532,522)
                                               --------------
             NET ASSETS -- 100.0%              $  847,673,486
                                               ==============

(a)   Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.

(b)   Non-income producing security.

(c)   This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d)   Aggregate cost for federal income tax purposes is $745,654,871. As of
      September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $117,221,320 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $12,670,183. The net unrealized appreciation was $104,551,137.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30,
2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      ----------------------------------------------
Common Stocks*        $   850,206,008  $          --  $           --
                      ==============================================

* See Portfolio of Investments for country breakout.

Page 66                 See Notes to Financial Statements


                      This page intentionally left blank.


FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2018


                                                                                                          FIRST TRUST
                                                                              FIRST TRUST               FTSE EPRA/NAREIT
                                                                           STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                            SELECT DIVIDEND               REAL ESTATE
                                                                               INDEX FUND                  INDEX FUND
                                                                                 (FDD)                       (FFR)
                                                                         ----------------------      ----------------------
ASSETS:
Investments, at value .................................................     $    452,175,110            $     44,932,674
Cash ..................................................................                   --                          --
Foreign currency, at value ............................................                   --                      14,896
Due from authorized participant .......................................                   --                          --
Receivables:
   Capital shares sold ................................................                   --                          --
   Investment securities sold .........................................              111,522                          --
   Reclaims ...........................................................            2,719,238                      35,694
   Dividends ..........................................................              489,723                     165,873
   Securities lending income ..........................................                   --                          --
   From investment advisor ............................................                   --                          --
Prepaid expenses ......................................................                2,029                       1,273
                                                                            ----------------            ----------------
   TOTAL ASSETS .......................................................          455,497,622                  45,150,410
                                                                            ----------------            ----------------
LIABILITIES:
Due to custodian ......................................................                   --                          --
Due to custodian foreign currency .....................................              111,495                          --
Payables:
   Investment securities purchased ....................................                   --                          --
   Investment advisory fees ...........................................              151,913                       8,827
   Licensing fees .....................................................              250,664                      13,820
   Shareholder reporting fees .........................................               31,661                       6,108
   Audit and tax fees .................................................               23,675                      27,250
   Trustees' fees .....................................................                   73                           4
   Collateral for securities on loan ..................................                   --                          --
   Foreign capital gains tax ..........................................                   --                          --
Other liabilities .....................................................              104,187                      20,707
                                                                            ----------------            ----------------
   TOTAL LIABILITIES ..................................................              673,668                      76,716
                                                                            ----------------            ----------------

NET ASSETS ............................................................     $    454,823,954            $     45,073,694
                                                                            ================            ================
NET ASSETS CONSIST OF:
Paid-in capital .......................................................     $    465,798,266            $     42,231,984
Par value .............................................................              346,533                      10,000
Accumulated distributable earnings (loss) .............................          (11,320,845)                  2,831,710
                                                                            ----------------            ----------------
NET ASSETS ............................................................     $    454,823,954            $     45,073,694
                                                                            ================            ================

NET ASSET VALUE, per share ............................................     $          13.12            $          45.07
                                                                            ================            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share) .............................           34,653,334                   1,000,002
                                                                            ================            ================
Investments, at cost ..................................................     $    446,680,594            $     40,861,131
                                                                            ================            ================
Foreign currency, at cost (proceeds) ..................................     $       (111,495)           $         14,947
                                                                            ================            ================
Securities on loan, at value ..........................................     $             --            $             --
                                                                            ================            ================


Page 68                 See Notes to Financial Statements



                                                          FIRST TRUST              FIRST TRUST
        FIRST TRUST              FIRST TRUST                GLOBAL               NASDAQ(R) CLEAN            FIRST TRUST
     DOW JONES GLOBAL              GLOBAL                 ENGINEERING          EDGE(R) SMART GRID          INDXX GLOBAL
      SELECT DIVIDEND            WIND ENERGY           AND CONSTRUCTION          INFRASTRUCTURE          NATURAL RESOURCES
        INDEX FUND                   ETF                      ETF                  INDEX FUND               INCOME ETF
           (FGD)                    (FAN)                    (FLM)                   (GRID)                   (FTRI)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $   481,012,567          $    82,564,836          $    14,423,442          $    33,633,738          $     8,887,123
                   --                       --                       --                1,543,267                       --
              350,234                       --                   13,458                1,269,937                        2
                   --                       --                       --                       --                       --

                   --                       --                       --                       --                       --
              174,608                   71,923                       --                       --                       --
            1,364,123                  222,833                   12,073                   37,694                   14,389
            2,059,584                   54,895                   39,152                   18,419                   21,374
                   --                    4,064                      434                      930                       --
                   --                       --                    2,276                       --                       --
                1,379                    1,284                    1,264                       10                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
          484,962,495               82,919,835               14,492,099               36,503,995                8,922,888
      ---------------          ---------------          ---------------          ---------------          ---------------

              161,214                        4                    2,299                       --                    9,910
                   --                   70,909                       --                       --                       --

                   --                       --                       --                2,840,339                       --
              158,883                   27,426                       --                   10,133                    5,021
              193,118                   20,976                    4,418                    7,836                       --
               31,463                   11,385                    4,323                    5,604                       --
               27,250                   26,491                   26,491                   26,491                       --
                   52                       10                        3                        4                       --
                   --                3,375,883                  256,145                  269,716                       --
                   --                       --                       --                       --                       --
              110,529                   24,390                    4,103                   10,798                      171
      ---------------          ---------------          ---------------          ---------------          ---------------
              682,509                3,557,474                  297,782                3,170,921                   15,102
      ---------------          ---------------          ---------------          ---------------          ---------------

      $   484,279,986          $    79,362,361          $    14,194,317          $    33,333,074          $     8,907,786
      ===============          ===============          ===============          ===============          ===============

      $   539,539,637          $   142,004,410          $    20,007,729          $    34,092,909          $    69,261,809
              192,500                   63,500                    2,500                    7,000                    7,000
          (55,452,151)             (62,705,549)              (5,815,912)                (766,835)             (60,361,023)
      ---------------          ---------------          ---------------          ---------------          ---------------
      $   484,279,986          $    79,362,361          $    14,194,317          $    33,333,074          $     8,907,786
      ===============          ===============          ===============          ===============          ===============

      $         25.16          $         12.50          $         56.78          $         47.62          $         12.73
      ===============          ===============          ===============          ===============          ===============

           19,250,002                6,350,002                  250,002                  700,002                  700,002
      ===============          ===============          ===============          ===============          ===============
      $   477,123,703          $    84,528,037          $    12,915,101          $    32,878,250          $     7,979,662
      ===============          ===============          ===============          ===============          ===============
      $       349,953          $       (71,862)         $        13,431          $     1,291,586          $             2
      ===============          ===============          ===============          ===============          ===============
      $            --          $     3,012,125          $       235,881          $       241,453          $            --
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 69


FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
SEPTEMBER 30, 2018


                                                                              FIRST TRUST                 FIRST TRUST
                                                                              INDXX GLOBAL                    BICK
                                                                            AGRICULTURE ETF                INDEX FUND
                                                                                 (FTAG)                      (BICK)
                                                                         ----------------------      ----------------------
ASSETS:
Investments, at value .................................................     $      4,958,786            $    190,281,336
Cash ..................................................................                7,975                          --
Foreign currency, at value ............................................                   50                       7,262
Due from authorized participant .......................................                   --                          --
Receivables:
   Capital shares sold ................................................                   --                          --
   Investment securities sold .........................................                   --                          --
   Reclaims ...........................................................               19,545                      29,763
   Dividends ..........................................................                7,665                     431,510
   Securities lending income ..........................................                   --                          --
   From investment advisor ............................................                   --                          --
Prepaid expenses ......................................................                   --                          --
                                                                            ----------------            ----------------
   TOTAL ASSETS .......................................................            4,994,021                 190,749,871
                                                                            ----------------            ----------------
LIABILITIES:
Due to custodian ......................................................                   --                         447
Due to custodian foreign currency .....................................                   --                          --
Payables:
   Investment securities purchased ....................................                   --                          --
   Investment advisory fees ...........................................                2,875                     100,968
   Licensing fees .....................................................                   --                          --
   Shareholder reporting fees .........................................                   --                          --
   Audit and tax fees .................................................                   --                          --
   Trustees' fees .....................................................                   --                          --
   Collateral for securities on loan ..................................                   --                          --
   Foreign capital gains tax ..........................................               12,283                          --
Other liabilities .....................................................                   --                          --
                                                                            ----------------            ----------------
   TOTAL LIABILITIES ..................................................               15,158                     101,415
                                                                            ----------------            ----------------

NET ASSETS ............................................................     $      4,978,863            $    190,648,456
                                                                            ================            ================
NET ASSETS CONSIST OF:
Paid-in capital .......................................................     $     23,895,612            $    209,492,634
Par value .............................................................                1,899                      72,000
Accumulated distributable earnings (loss) .............................          (18,918,648)                (18,916,178)
                                                                            ----------------            ----------------
NET ASSETS ............................................................     $      4,978,863            $    190,648,456
                                                                            ================            ================

NET ASSET VALUE, per share ............................................     $          26.21            $          26.48
                                                                            ================            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share) .............................              189,928                   7,200,002
                                                                            ================            ================
Investments, at cost ..................................................     $      4,860,083            $    195,706,803
                                                                            ================            ================
Foreign currency, at cost (proceeds) ..................................     $             50            $          7,260
                                                                            ================            ================
Securities on loan, at value ..........................................     $             --            $             --
                                                                            ================            ================


Page 70                 See Notes to Financial Statements



        FIRST TRUST              FIRST TRUST              FIRST TRUST                                       FIRST TRUST
          NASDAQ                NASDAQ GLOBAL                CLOUD                 FIRST TRUST                NASDAQ
        SMARTPHONE                  AUTO                   COMPUTING              INTERNATIONAL            CYBERSECURITY
        INDEX FUND               INDEX FUND                   ETF                    IPO ETF                    ETF
          (FONE)                   (CARZ)                   (SKYY)                   (FPXI)                   (CIBR)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $    17,110,170          $    18,935,106          $ 2,066,756,575          $    26,258,897          $   850,206,008
              273,471                       --                  901,384                       --                       --
                3,151                    1,477                       --                    5,715                       --
                   --                       --                       --                       --                   45,337

                   --                       --                       --                       --                4,274,003
                   --                       --                       --                   10,805                1,050,832
                1,384                   27,199                  132,205                   13,883                    7,130
               17,773                   72,920                  342,599                   61,043                   84,843
                  997                    1,459                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
           17,406,946               19,038,161            2,068,132,763               26,350,343              855,668,153
      ---------------          ---------------          ---------------          ---------------          ---------------

                   --                   13,970                       --                   13,670                2,300,256
                   --                       --                       --                       --                    1,069

                   --                      980                       --                       --                5,283,641
                9,951                   10,419                  993,255                   14,973                  409,701
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
               27,352                  845,355                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
               37,303                  870,724                  993,255                   28,643                7,994,667
      ---------------          ---------------          ---------------          ---------------          ---------------

      $    17,369,643          $    18,167,437          $ 2,067,139,508          $    26,321,700          $   847,673,486
      ===============          ===============          ===============          ===============          ===============

      $    17,530,619          $    23,141,456          $ 1,661,107,577          $    25,559,441          $   752,631,697
                3,500                    5,000                  364,500                    7,500                  297,500
             (164,476)              (4,979,019)             405,667,431                  754,759               94,744,289
      ---------------          ---------------          ---------------          ---------------          ---------------
      $    17,369,643          $    18,167,437          $ 2,067,139,508          $    26,321,700          $   847,673,486
      ===============          ===============          ===============          ===============          ===============

      $         49.63          $         36.33          $         56.71          $         35.10          $         28.49
      ===============          ===============          ===============          ===============          ===============

              350,002                  500,002               36,450,002                  750,002               29,750,002
      ===============          ===============          ===============          ===============          ===============
      $    16,145,788          $    21,003,774          $ 1,646,823,947          $    23,756,069          $   732,734,877
      ===============          ===============          ===============          ===============          ===============
      $         3,150          $         1,477          $            --          $         5,715          $        (1,069)
      ===============          ===============          ===============          ===============          ===============
      $        25,837          $       737,010          $            --          $            --          $            --
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 71


FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2018


                                                                                                         FIRST TRUST
                                                                             FIRST TRUST               FTSE EPRA/NAREIT
                                                                          STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                           SELECT DIVIDEND               REAL ESTATE
                                                                              INDEX FUND                  INDEX FUND
                                                                                (FDD)                       (FFR)
                                                                        ----------------------      ----------------------
INVESTMENT INCOME:
Dividends .............................................................    $     28,612,398            $      2,010,933
Securities lending income (net of fees) ...............................                  --                          --
Foreign withholding tax ...............................................          (2,711,261)                    (83,252)
                                                                           ----------------            ----------------
   Total investment income ............................................          25,901,137                   1,927,681
                                                                           ----------------            ----------------

EXPENSES:
Investment advisory fees ..............................................           2,147,598                     188,905
Licensing fees ........................................................             313,570                      56,618
Accounting and administration fees ....................................             270,503                      29,470
Custodian fees ........................................................             123,081                      49,282
Shareholder reporting fees ............................................              72,113                       9,292
Audit and tax fees ....................................................              70,714                      46,289
Transfer agent fees ...................................................              26,840                       2,359
Legal fees ............................................................              21,377                       1,798
Listing fees ..........................................................               8,865                       7,001
Trustees' fees and expenses ...........................................               7,705                       7,053
Registration and filing fees ..........................................              (1,668)                         --
Other expenses ........................................................              10,287                       2,837
                                                                           ----------------            ----------------
   Total expenses .....................................................           3,070,985                     400,904
   Less fees waived and expenses reimbursed by
      the investment advisor ..........................................                  --                    (117,546)
                                                                           ----------------            ----------------
   Net expenses .......................................................           3,070,985                     283,358
                                                                           ----------------            ----------------
NET INVESTMENT INCOME (LOSS) ..........................................          22,830,152                   1,644,323
                                                                           ----------------            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................           4,177,532                     130,745
   In-kind redemptions ................................................           8,452,310                   1,139,313
   Foreign currency transactions ......................................            (147,461)                    (53,084)
   Foreign capital gains tax ..........................................                  --                          --
                                                                           ----------------            ----------------
Net realized gain (loss) ..............................................          12,482,381                   1,216,974
                                                                           ----------------            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................         (31,493,374)                 (1,124,589)
   Foreign currency translation                                                     (68,185)                     (1,089)
Deferred foreign capital gains tax ....................................                  --                          --
                                                                           ----------------            ----------------
Net change in unrealized appreciation (depreciation) ..................         (31,561,559)                 (1,125,678)
                                                                           ----------------            ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ...............................         (19,079,178)                     91,296
                                                                           ----------------            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................................    $      3,750,974            $      1,735,619
                                                                           ================            ================


(a)   Fund is subject to a unitary fee (see Note 3 in the Notes to Financial
      Statements).

Page 72                 See Notes to Financial Statements



                                                          FIRST TRUST              FIRST TRUST
        FIRST TRUST              FIRST TRUST                GLOBAL               NASDAQ(R) CLEAN            FIRST TRUST
     DOW JONES GLOBAL              GLOBAL                 ENGINEERING          EDGE(R) SMART GRID          INDXX GLOBAL
      SELECT DIVIDEND            WIND ENERGY           AND CONSTRUCTION          INFRASTRUCTURE          NATURAL RESOURCES
        INDEX FUND                   ETF                      ETF                  INDEX FUND               INCOME ETF
           (FGD)                    (FAN)                    (FLM)                   (GRID)                   (FTRI)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $    27,442,697          $     2,350,171          $       421,761          $       597,682          $       424,133
                   --                  464,758                   23,323                   52,817                    3,137
           (2,256,358)                (243,568)                 (42,381)                 (55,341)                 (33,761)
      ---------------          ---------------          ---------------          ---------------          ---------------
           25,186,339                2,571,361                  402,703                  595,158                  393,509
      ---------------          ---------------          ---------------          ---------------          ---------------

            1,993,748                  366,637                   74,994                  132,542                   62,078 (a)
              282,275                   91,659                   18,748                   29,822                       --
              252,271                   47,554                   11,612                   18,080                       --
              137,857                   41,042                    9,238                   11,570                       --
               65,430                   22,027                    6,496                    9,410                       --
               74,289                   26,130                   26,130                   26,130                       --
               24,911                    4,580                      937                    1,656                       --
               19,304                    3,516                      745                    1,328                       --
                7,001                    7,507                    7,507                    6,009                       --
                7,635                    7,111                    7,019                    7,039                       --
                3,867                      600                       (6)                   1,223                       --
               11,105                    2,978                    1,238                    1,079                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
            2,879,693                  621,341                  164,658                  245,888                   62,078

                   --                  (71,385)                 (33,419)                 (13,940)                      --
      ---------------          ---------------          ---------------          ---------------          ---------------
            2,879,693                  549,956                  131,239                  231,948                   62,078
      ---------------          ---------------          ---------------          ---------------          ---------------
           22,306,646                2,021,405                  271,464                  363,210                  331,431
      ---------------          ---------------          ---------------          ---------------          ---------------

            3,173,160                  849,663                 (260,155)               1,450,406                  430,043
            3,754,610                6,852,365                1,604,091                1,649,447                   79,687
             (219,886)                   1,065                   (2,921)                  (7,897)                  (6,778)
                   --                       --                       --                       --                       98
      ---------------          ---------------          ---------------          ---------------          ---------------
            6,707,884                7,703,093                1,341,015                3,091,956                  503,050
      ---------------          ---------------          ---------------          ---------------          ---------------

          (18,666,430)             (12,603,156)              (1,766,839)              (4,082,396)                  89,426
              (21,287)                  (9,348)                    (416)                   7,333                     (258)
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
          (18,687,717)             (12,612,504)              (1,767,255)              (4,075,063)                  89,168
      ---------------          ---------------          ---------------          ---------------          ---------------

          (11,979,833)              (4,909,411)                (426,240)                (983,107)                 592,218
      ---------------          ---------------          ---------------          ---------------          ---------------

      $    10,326,813          $    (2,888,006)         $      (154,776)         $      (619,897)         $       923,649
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 73


FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED SEPTEMBER 30, 2018


                                                                             FIRST TRUST
                                                                             INDXX GLOBAL                FIRST TRUST
                                                                             AGRICULTURE                     BICK
                                                                                 ETF                      INDEX FUND
                                                                                (FTAG)                      (BICK)
                                                                        ----------------------      ----------------------
INVESTMENT INCOME:
Dividends .............................................................    $        164,370            $      4,737,550
Securities lending income (net of fees) ...............................                  --                          --
Foreign withholding tax ...............................................             (14,430)                   (250,445)
                                                                           ----------------            ----------------
   Total investment income ............................................             149,940                   4,487,105
                                                                           ----------------            ----------------

EXPENSES:
Investment advisory fees ..............................................              46,449 (a)               1,458,551 (a)
Licensing fees ........................................................                  --                          --
Accounting and administration fees ....................................                  --                          --
Custodian fees ........................................................                  --                          --
Shareholder reporting fees ............................................                  --                          --
Audit and tax fees ....................................................                  --                          --
Transfer agent fees ...................................................                  --                          --
Legal fees ............................................................                  --                          --
Listing fees ..........................................................                  --                          --
Trustees' fees and expenses ...........................................                  --                          --
Registration and filing fees ..........................................                  --                          --
Other expenses ........................................................                  --                          --
                                                                           ----------------            ----------------
   Total expenses .....................................................              46,449                   1,458,551
   Less fees waived and expenses reimbursed by
      the investment advisor ..........................................                  --                          --
                                                                           ----------------            ----------------
   Net expenses .......................................................              46,449                   1,458,551
                                                                           ----------------            ----------------
NET INVESTMENT INCOME (LOSS) ..........................................             103,491                   3,028,554
                                                                           ----------------            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................             126,891                    (403,119)
   In-kind redemptions ................................................             696,621                   1,880,050
   Foreign currency transactions ......................................                 (32)                   (109,293)
   Foreign capital gains tax ..........................................                (211)                         --
                                                                           ----------------            ----------------
Net realized gain (loss)...............................................             823,269                   1,367,638
                                                                           ----------------            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................          (1,038,565)                (22,490,430)
   Foreign currency translation .......................................                (426)                      1,822
Deferred foreign capital gains tax.....................................             (12,283)                         --
                                                                           ----------------            ----------------
Net change in unrealized appreciation (depreciation) ..................          (1,051,274)                (22,488,608)
                                                                           ----------------            ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ...............................            (228,005)                (21,120,970)
                                                                           ----------------            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................................    $       (124,514)           $    (18,092,416)
                                                                           ================            ================


(a)   Fund is subject to a unitary fee (see Note 3 in the Notes to Financial
      Statements).

Page 74                 See Notes to Financial Statements



        FIRST TRUST              FIRST TRUST              FIRST TRUST                                       FIRST TRUST
          NASDAQ                NASDAQ GLOBAL                CLOUD                 FIRST TRUST                NASDAQ
        SMARTPHONE                  AUTO                   COMPUTING              INTERNATIONAL            CYBERSECURITY
        INDEX FUND               INDEX FUND                   ETF                    IPO ETF                    ETF
          (FONE)                   (CARZ)                   (SKYY)                   (FPXI)                   (CIBR)
   ---------------------    ---------------------    ---------------------    ---------------------    ---------------------

      $       351,734          $       679,989          $    13,416,398          $       578,734          $     3,466,780
                9,992                   17,551                   88,588                       --                       --
              (32,894)                 (63,211)                (302,073)                 (53,218)                 (33,228)
      ---------------          ---------------          ---------------          ---------------          ---------------
              328,832                  634,329               13,202,913                  525,516                3,433,552
      ---------------          ---------------          ---------------          ---------------          ---------------

              113,068 (a)              141,454 (a)            9,050,487 (a)              173,527 (a)            3,200,469 (a)
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
              113,068                  141,454                9,050,487                  173,527                3,200,469

                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
              113,068                  141,454                9,050,487                  173,527                3,200,469
      ---------------          ---------------          ---------------          ---------------          ---------------
              215,764                  492,875                4,152,426                  351,989                  233,083
      ---------------          ---------------          ---------------          ---------------          ---------------

             (156,330)                 (68,355)              (1,909,741)              (1,296,472)             (11,581,877)
            3,465,592                  279,502              199,673,171                  408,082               50,902,700
              (10,044)                   1,507                      (77)                     261                   36,193
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
            3,299,218                  212,654              197,763,353                 (888,129)              39,357,016
      ---------------          ---------------          ---------------          ---------------          ---------------

           (3,474,380)              (2,271,423)             242,652,589                  972,400               94,157,439
                 (124)                  (2,931)                      73                     (834)                    (571)
                   --                       --                       --                       --                       --
      ---------------          ---------------          ---------------          ---------------          ---------------
           (3,474,504)              (2,274,354)             242,652,662                  971,566               94,156,868
      ---------------          ---------------          ---------------          ---------------          ---------------

             (175,286)              (2,061,700)             440,416,015                   83,437              133,513,884
      ---------------          ---------------          ---------------          ---------------          ---------------

      $        40,478          $    (1,568,825)         $   444,568,441          $       435,426          $   133,746,967
      ===============          ===============          ===============          ===============          ===============


                        See Notes to Financial Statements                Page 75


FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                   FIRST TRUST
                                                                                                STOXX(R) EUROPEAN
                                                                                                 SELECT DIVIDEND
                                                                                                   INDEX FUND
                                                                                                      (FDD)
                                                                                     ---------------------------------------
                                                                                         Year Ended           Year Ended
                                                                                         9/30/2018            9/30/2017
                                                                                     ------------------   ------------------
OPERATIONS:
Net investment income (loss)........................................................  $     22,830,152     $     12,496,889
Net realized gain (loss)............................................................        12,482,381           (9,556,662)
Net change in unrealized appreciation (depreciation)................................       (31,561,559)          56,620,547
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from operations..................................................................         3,750,974           59,560,774
                                                                                      ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...............................................................       (22,961,086)
                                                                                      ----------------
Net investment income...............................................................                            (12,541,609)
                                                                                                           ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................................        33,402,329          329,934,695
Cost of shares redeemed.............................................................       (88,895,004)         (12,917,222)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................................................       (55,492,675)         317,017,473
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets.............................................       (74,702,787)         364,036,638

NET ASSETS:
Beginning of period.................................................................       529,526,741          165,490,103
                                                                                      ----------------     ----------------
End of period.......................................................................  $    454,823,954     $    529,526,741
                                                                                      ================     ================
Accumulated net investment income (loss)
   at end of period.................................................................                       $        483,376
                                                                                                           ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................................        38,903,334           14,003,334
Shares sold.........................................................................         2,400,000           26,000,000
Shares redeemed.....................................................................        (6,650,000)          (1,100,000)
                                                                                      ----------------     ----------------
Shares outstanding, end of period...................................................        34,653,334           38,903,334
                                                                                      ================     ================


Page 76                  See Notes to Financial Statements



              FIRST TRUST                                FIRST TRUST
            FTSE EPRA/NAREIT                              DOW JONES                                FIRST TRUST
     DEVELOPED MARKETS REAL ESTATE                 GLOBAL SELECT DIVIDEND                      GLOBAL WIND ENERGY
               INDEX FUND                                INDEX FUND                                    ETF
                 (FFR)                                      (FGD)                                     (FAN)
----------------------------------------   ---------------------------------------   ---------------------------------------
    Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
    9/30/2018             9/30/2017            9/30/2018            9/30/2017            9/30/2018            9/30/2017
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $      1,644,323      $      1,484,066     $     22,306,646     $     17,251,679     $      2,021,405     $      2,392,743
        1,216,974             4,188,825            6,707,884          (10,025,224)           7,703,093           (1,895,898)
       (1,125,678)           (5,828,016)         (18,687,717)          45,568,289          (12,612,504)           3,453,323
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

        1,735,619              (155,125)          10,326,813           52,794,744           (2,888,006)           3,950,168
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

       (1,810,508)                               (22,052,312)                               (1,611,016)
 ----------------                           ----------------                          ----------------
                             (2,038,758)                              (16,896,832)                               (5,861,912)
                       ----------------                          ----------------                          ----------------

               --             2,148,061           58,302,537           96,718,906           17,312,970           25,969,586
       (6,551,405)          (19,830,022)         (33,183,708)          (5,798,222)         (33,918,808)         (10,686,531)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

       (6,551,405)          (17,681,961)          25,118,829           90,920,684          (16,605,838)          15,283,055
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
       (6,626,294)          (19,875,844)          13,393,330          126,818,596          (21,104,860)          13,371,311

       51,699,988            71,575,832          470,886,656          344,068,060          100,467,221           87,095,910
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     45,073,694      $     51,699,988     $    484,279,986     $    470,886,656     $     79,362,361     $    100,467,221
 ================      ================     ================     ================     ================     ================

                       $       (218,502)                         $      1,714,742                          $     (1,330,446)
                       ================                          ================                          ================

        1,150,002             1,550,002           18,300,002           14,650,002            7,650,002            6,550,002
               --                50,000            2,250,000            3,900,000            1,300,000            2,000,000
         (150,000)             (450,000)          (1,300,000)            (250,000)          (2,600,000)            (900,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
        1,000,002             1,150,002           19,250,002           18,300,002            6,350,002            7,650,002
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 77


FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                                                   FIRST TRUST
                                                                                               GLOBAL ENGINEERING
                                                                                                AND CONSTRUCTION
                                                                                                       ETF
                                                                                                      (FLM)
                                                                                     ---------------------------------------
                                                                                         Year Ended           Year Ended
                                                                                         9/30/2018            9/30/2017
                                                                                     ------------------   ------------------
OPERATIONS:
Net investment income (loss)........................................................  $        271,464     $        187,475
Net realized gain (loss)............................................................         1,341,015             (231,704)
Net change in unrealized appreciation (depreciation)................................        (1,767,255)           2,711,316
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from operations..................................................................          (154,776)           2,667,087
                                                                                      ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...............................................................          (341,187)
                                                                                      ----------------
Net investment income...............................................................                               (188,882)
                                                                                                           ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................................         3,108,725                   --
Cost of shares redeemed.............................................................        (5,484,426)                  --
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................................................        (2,375,701)                  --
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets.............................................        (2,871,664)           2,478,205

NET ASSETS:
Beginning of period.................................................................        17,065,981           14,587,776
                                                                                      ----------------     ----------------
End of period.......................................................................  $     14,194,317     $     17,065,981
                                                                                      ================     ================
Accumulated net investment income (loss)
   at end of period.................................................................                       $         17,592
                                                                                                           ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................................           300,002              300,002
Shares sold.........................................................................            50,000                   --
Shares redeemed.....................................................................          (100,000)                  --
                                                                                      ----------------     ----------------
Shares outstanding, end of period...................................................           250,002              300,002
                                                                                      ================     ================


Page 78                 See Notes to Financial Statements



               FIRST TRUST                               FIRST TRUST
         NASDAQ(R) CLEAN EDGE(R)                        INDXX GLOBAL                               FIRST TRUST
        SMART GRID INFRASTRUCTURE                     NATURAL RESOURCES                           INDXX GLOBAL
               INDEX FUND                                INCOME ETF                              AGRICULTURE ETF
                 (GRID)                                    (FTRI)                                    (FTAG)
----------------------------------------   ---------------------------------------   ---------------------------------------
    Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
    9/30/2018             9/30/2017            9/30/2018            9/30/2017            9/30/2018            9/30/2017
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $        363,210      $        294,415     $        331,431     $        340,706     $        103,491     $        106,868
        3,091,956             1,708,918              503,050              516,077              823,269              178,502
       (4,075,063)            3,069,138               89,168              623,992           (1,051,274)           1,083,745
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

         (619,897)            5,072,471              923,649            1,480,775             (124,514)           1,369,115
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

         (398,796)                                  (320,671)                                  (90,971)
 ----------------                           ----------------                          ----------------
                               (281,786)                                 (342,401)                                 (105,711)
                       ----------------                          ----------------                          ----------------

       12,522,625            14,616,905                   --                   --            1,350,249            2,460,039
       (5,121,525)           (6,172,180)            (608,642)          (2,888,270)          (3,972,391)                  --
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

        7,401,100             8,444,725             (608,642)          (2,888,270)          (2,622,142)           2,460,039
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
        6,382,407            13,235,410               (5,664)          (1,749,896)          (2,837,627)           3,723,443

       26,950,667            13,715,257            8,913,450           10,663,346            7,816,490            4,093,047
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     33,333,074      $     26,950,667     $      8,907,786     $      8,913,450     $      4,978,863     $      7,816,490
 ================      ================     ================     ================     ================     ================

                       $         34,782                          $         15,535                          $          6,190
                       ================                          ================                          ================

          550,002               350,002              750,002            1,000,002              289,928              189,928
          250,000               350,000                   --                   --               50,000              100,000
         (100,000)             (150,000)             (50,000)            (250,000)            (150,000)                  --
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
          700,002               550,002              700,002              750,002              189,928              289,928
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 79


FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                                                   FIRST TRUST
                                                                                                      BICK
                                                                                                   INDEX FUND
                                                                                                     (BICK)
                                                                                     ---------------------------------------
                                                                                         Year Ended           Year Ended
                                                                                         9/30/2018            9/30/2017
                                                                                     ------------------   ------------------
OPERATIONS:
Net investment income (loss)........................................................  $      3,028,554     $      1,458,713
Net realized gain (loss)............................................................         1,367,638            5,621,591
Net change in unrealized appreciation (depreciation)................................       (22,488,608)          16,538,217
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from operations..................................................................       (18,092,416)          23,618,521
                                                                                      ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...............................................................        (2,678,851)
                                                                                      ----------------
Net investment income...............................................................                             (1,503,661)
                                                                                                           ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................................        38,356,789          194,792,215
Cost of shares redeemed.............................................................       (29,799,700)         (22,073,679)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................................................         8,557,089          172,718,536
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets.............................................       (12,214,178)         194,833,396

NET ASSETS:
Beginning of period.................................................................       202,862,634            8,029,238
                                                                                      ----------------     ----------------
End of period.......................................................................  $    190,648,456     $    202,862,634
                                                                                      ================     ================
Accumulated net investment income (loss)
   at end of period.................................................................                       $        (47,536)
                                                                                                           ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................................         7,050,002              350,002
Shares sold.........................................................................         1,250,000            7,450,000
Shares redeemed.....................................................................        (1,100,000)            (750,000)
                                                                                      ----------------     ----------------
Shares outstanding, end of period...................................................         7,200,002            7,050,002
                                                                                      ================     ================


Page 80                 See Notes to Financial Statements



                 FIRST TRUST                               FIRST TRUST
                   NASDAQ                                    NASDAQ                                  FIRST TRUST
                 SMARTPHONE                                GLOBAL AUTO                             CLOUD COMPUTING
                 INDEX FUND                                INDEX FUND                                    ETF
                   (FONE)                                    (CARZ)                                    (SKYY)
----------------------------------------   ---------------------------------------   ---------------------------------------
     Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
      9/30/2018             9/30/2017            9/30/2018            9/30/2017            9/30/2018            9/30/2017
------------------    ------------------   ------------------   ------------------   ------------------   ------------------

 $        215,764      $        134,367     $        492,875     $        442,314     $      4,152,426     $      2,647,892
        3,299,218               230,978              212,654             (321,052)         197,763,353           64,945,736
       (3,474,504)            2,308,284           (2,274,354)           4,030,851          242,652,662           92,334,305
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

           40,478             2,673,629           (1,568,825)           4,152,113          444,568,441          159,927,933
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

         (316,837)                                  (458,452)                               (4,648,945)
 ----------------                           ----------------                          ----------------
                               (150,566)                                 (471,232)                               (2,930,650)
                       ----------------                          ----------------                          ----------------

       10,472,764             4,836,616            4,140,193            5,435,250          969,178,677          536,313,716
      (10,510,233)                   --           (2,057,562)         (12,709,492)        (430,888,455)        (192,023,068)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

          (37,469)            4,836,616            2,082,631           (7,274,242)         538,290,222          344,290,648
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
         (313,828)            7,359,679               55,354           (3,593,361)         978,209,718          501,287,931

       17,683,471            10,323,792           18,112,083           21,705,444        1,088,929,790          587,641,859
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     17,369,643      $     17,683,471     $     18,167,437     $     18,112,083     $  2,067,139,508     $  1,088,929,790
 ================      ================     ================     ================     ================     ================

                       $             77                          $         42,383                          $             --
                       ================                          ================                          ================

          350,002               250,002              450,002              650,002           26,000,002           17,200,002
          200,000               100,000              100,000              150,000           18,850,000           14,100,000
         (200,000)                   --              (50,000)            (350,000)          (8,400,000)          (5,300,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
          350,002               350,002              500,002              450,002           36,450,002           26,000,002
 ================      ================     ================     ================     ================     ================


                        See Notes to Financial Statements                Page 81


FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                                                   FIRST TRUST
                                                                                                  INTERNATIONAL
                                                                                                     IPO ETF
                                                                                                     (FPXI)
                                                                                     ---------------------------------------
                                                                                         Year Ended           Year Ended
                                                                                         9/30/2018            9/30/2017
                                                                                     ------------------   ------------------
OPERATIONS:
Net investment income (loss)........................................................  $        351,989     $         97,788
Net realized gain (loss)............................................................          (888,129)              (6,246)
Net change in unrealized appreciation (depreciation)................................           971,566            1,309,471
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from operations..................................................................           435,426            1,401,013
                                                                                      ----------------     ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...............................................................          (400,571)
                                                                                      ----------------
Net investment income...............................................................                                (69,131)
                                                                                                           ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...........................................................         5,608,443           19,674,902
Cost of shares redeemed.............................................................        (1,751,068)          (1,324,851)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting
   from shareholder transactions....................................................         3,857,375           18,350,051
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets.............................................         3,892,230           19,681,933

NET ASSETS:
Beginning of period.................................................................        22,429,470            2,747,537
                                                                                      ----------------     ----------------
End of period.......................................................................  $     26,321,700     $     22,429,470
                                                                                      ================     ================
Accumulated net investment income (loss)
   at end of period.................................................................                       $         34,896
                                                                                                           ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.............................................           650,002              100,002
Shares sold.........................................................................           150,000              600,000
Shares redeemed.....................................................................           (50,000)             (50,000)
                                                                                      ----------------     ----------------
Shares outstanding, end of period...................................................           750,002              650,002
                                                                                      ================     ================


Page 82                 See Notes to Financial Statements



              FIRST TRUST
                 NASDAQ
           CYBERSECURITY ETF
                 (CIBR)
----------------------------------------
    Year Ended            Year Ended
    9/30/2018             9/30/2017
------------------    ------------------

 $        233,083      $        267,773
       39,357,016             1,240,231
       94,156,868            16,093,789
 ----------------      ----------------

      133,746,967            17,601,793
 ----------------      ----------------

         (387,720)
 ----------------
                               (362,720)
                       ----------------

      587,931,146           213,854,386
     (187,191,788)          (20,333,389)
 ----------------      ----------------

      400,739,358           193,520,997
 ----------------      ----------------
      534,098,605           210,760,070

      313,574,881           102,814,811
 ----------------      ----------------
 $    847,673,486      $    313,574,881
 ================      ================

                       $        (51,025)
                       ================

       14,350,002             5,200,002
       22,200,000            10,150,000
       (6,800,000)           (1,000,000)
 ----------------      ----------------
       29,750,002            14,350,002
 ================      ================


                        See Notes to Financial Statements                Page 83


FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)


                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     13.61      $     11.82      $     11.92     $     13.50      $     12.94
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.59             0.42             0.55            0.55             0.58
Net realized and unrealized gain (loss)                (0.49)            1.79            (0.10)          (1.59)            0.57
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                        0.10             2.21             0.45           (1.04)            1.15
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.59)           (0.42)           (0.55)          (0.54)           (0.59)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     13.12      $     13.61      $     11.82     $     11.92      $     13.50
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                        0.74%           18.93%            3.88%          (7.90)%           8.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   454,824      $   529,527      $   165,490     $   165,751      $   167,480

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.57%            0.60%            0.60%           0.60%            0.64%
Ratio of net expenses to average net assets             0.57%            0.60%            0.60%           0.60%            0.60%
Ratio of net investment income (loss) to
   average net assets                                   4.25%            3.96%            4.63%           4.45%            4.90%
Portfolio turnover rate (b)                               35%              21%              34%             33%              32%


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)


                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     44.96      $     46.18      $     41.00     $     41.09      $     39.87
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            1.48             0.89             0.90            1.15             1.05
Net realized and unrealized gain (loss)                 0.31            (0.65)            5.20            0.11             1.27
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                        1.79             0.24             6.10            1.26             2.32
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (1.68)           (1.46)           (0.92)          (1.35)           (1.10)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     45.07      $     44.96      $     46.18     $     41.00      $     41.09
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                        3.99%            0.67%           14.95%           2.97%            5.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    45,074      $    51,700      $    71,576     $    98,394      $   108,887

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.85%            0.70%            0.72%           0.71%            0.71%
Ratio of net expenses to average net assets             0.60%            0.60%            0.60%           0.60%            0.60%
Ratio of net investment income (loss) to
   average net assets                                   3.48%            2.40%            2.53%           2.76%            2.45%
Portfolio turnover rate (b)                                9%               6%               6%             10%              12%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 84                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)


                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     25.73      $     23.49      $     21.62     $     26.64      $     25.62
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            1.15             1.03             1.07            1.21             1.21
Net realized and unrealized gain (loss)                (0.58)            2.23             1.82           (4.97)            1.02
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                        0.57             3.26             2.89           (3.76)            2.23
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (1.14)           (1.02)           (1.02)          (1.26)           (1.21)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     25.16      $     25.73      $     23.49     $     21.62      $     26.64
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                        2.26%           14.14%           13.68%         (14.51)%           8.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   484,280      $   470,887      $   344,068     $   407,445      $   562,192

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.58%            0.58%            0.58%           0.60%            0.60%
Ratio of net expenses to average net assets             0.58%            0.58%            0.58%           0.60%            0.60%
Ratio of net investment income (loss) to
   average net assets                                   4.48%            4.43%            4.63%           4.71%            4.56%
Portfolio turnover rate (b)                               31%              35%              43%             34%              33%


FIRST TRUST GLOBAL WIND ENERGY ETF (FAN)


                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     13.13      $     13.30      $     10.38     $     11.57      $     10.43
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.28             0.41             0.20            0.31             0.14
Net realized and unrealized gain (loss)                (0.66)            0.32             2.93           (1.15)            1.14
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                       (0.38)            0.73             3.13           (0.84)            1.28
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.25)           (0.90)           (0.21)          (0.35)           (0.14)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     12.50      $     13.13      $     13.30     $     10.38      $     11.57
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       (2.92)%           6.21%           30.42%          (7.37)%          12.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    79,362      $   100,467      $    87,096     $    39,959      $    86,745

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.68%            0.71%            0.74%           0.75%            0.70%
Ratio of net expenses to average net assets             0.60%            0.60%            0.60%           0.60%            0.60%
Ratio of net investment income (loss) to
   average net assets                                   2.21%            2.88%            1.80%           2.75%            1.23%
Portfolio turnover rate (b)                               22%              78%              26%             25%              24%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 85


FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF (FLM)


                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     56.89      $     48.63      $     44.17     $     48.12      $     47.92
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.79             0.62             0.96            0.60             0.62
Net realized and unrealized gain (loss)                 0.16             8.27             4.46           (4.02)            0.42
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                        0.95             8.89             5.42           (3.42)            1.04
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (1.06)           (0.63)           (0.96)          (0.53)           (0.84)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     56.78      $     56.89      $     48.63     $     44.17      $     48.12
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                        1.67%           18.39%           12.40%          (7.19)%           2.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    14,194      $    17,066      $    14,588     $    15,460      $    16,841

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.88%            0.92%            1.03%           0.99%            0.87%
Ratio of net expenses to average net assets             0.70%            0.70%            0.70%           0.70%            0.70%
Ratio of net investment income (loss) to
   average net assets                                   1.45%            1.20%            2.01%           1.21%            1.30%
Portfolio turnover rate (b)                               16%              20%              28%             46%              41%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)


                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     49.00      $     39.19      $     31.52     $     35.38      $     33.83
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.52             0.57             0.42            0.38             0.51
Net realized and unrealized gain (loss)                (1.32)            9.82             7.65           (3.88)            1.61
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                       (0.80)           10.39             8.07           (3.50)            2.12
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.58)           (0.58)           (0.40)          (0.36)           (0.57)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     47.62      $     49.00      $     39.19     $     31.52      $     35.38
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       (1.66)%          26.73%           25.77%          (9.97)%           6.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    33,333      $    26,951      $    13,715     $    11,034      $    14,152

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.74%            0.84%            1.07%           0.99%            0.98%
Ratio of net expenses to average net assets             0.70%            0.70%            0.70%           0.70%            0.70%
Ratio of net investment income (loss) to
   average net assets                                   1.10%            1.44%            1.27%           1.02%            1.45%
Portfolio turnover rate (b)                               60%              32%              37%             18%              35%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 86                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF (FTRI)


                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     11.88      $     10.66      $     10.99     $     21.19      $     22.16
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.48             0.41             0.33            0.23             0.41
Net realized and unrealized gain (loss)                 0.83             1.22            (0.32)         (10.23)           (0.92)
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                        1.31             1.63             0.01          (10.00)           (0.51)
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.46)           (0.41)           (0.34)          (0.20)           (0.41)
Return of capital                                         --               --               --              --            (0.05)
                                                 -----------      -----------      -----------     -----------      -----------
Total distributions                                    (0.46)           (0.41)           (0.34)          (0.20)           (0.46)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     12.73      $     11.88      $     10.66     $     10.99      $     21.19
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       11.12%           15.47%            0.20%         (47.50)%          (2.38)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $     8,908      $     8,913      $    10,663     $    12,643      $    26,486

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%            0.70%            0.70%           0.70%            0.71% (b)
Ratio of net expenses to average net assets             0.70%            0.70%            0.70%           0.70%            0.71% (b)
Ratio of net investment income (loss) to
   average net assets                                   3.74%            3.39%            3.00%           1.27%            1.74%
Portfolio turnover rate (c)                               50%              61%             179% (d)         40%              28%


FIRST TRUST INDXX GLOBAL AGRICULTURE ETF (FTAG)


                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016          2015 (f)         2014 (f)
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     26.96      $     21.55      $     26.90     $     56.20      $     64.35
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.44             0.39             0.20            0.60             0.45
Net realized and unrealized gain (loss)                (0.83)            5.41            (5.46)         (28.95)           (7.15)
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                       (0.39)            5.80            (5.26)         (28.35)           (6.70)
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.36)           (0.39)           (0.09)          (0.95)           (1.45)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     26.21      $     26.96      $     21.55     $     26.90      $     56.20
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       (1.46)%          27.09%          (18.92)%        (51.20)%         (10.64)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $     4,979      $     7,816      $     4,093     $     5,380      $    10,677

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%            0.70%            0.72% (e)       0.70%            0.72% (b)
Ratio of net expenses to average net assets             0.70%            0.70%            0.72% (e)       0.70%            0.72% (b)
Ratio of net investment income (loss) to
   average net assets                                   1.56%            1.80%            1.74%           1.17%            0.46%
Portfolio turnover rate (c)                               30%              38%             137% (d)         40%              43%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)   The variation in the portfolio turnover rate is due to the change in the
      Fund's underlying index effective on the close of business December 18,
      2015, which resulted in a complete rebalance of the Fund's portfolio.

(e)   Includes foreign capital gains tax. If this tax expense was not included, the expense ratio would have been 0.70%.

(f)   All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset values reported on September 30, 2015 and 2014 prior to the reverse share split restatement were $5.38 and $11.24, respectively.

                        See Notes to Financial Statements                Page 87


FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST BICK INDEX FUND (BICK)


                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     28.77      $     22.94      $     18.76     $     25.12      $     23.65
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.40             0.33             0.28            0.32             0.35
Net realized and unrealized gain (loss)                (2.34)            5.85             4.19           (6.34)            1.53
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                       (1.94)            6.18             4.47           (6.02)            1.88
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.35)           (0.35)           (0.29)          (0.34)           (0.41)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     26.48      $     28.77      $     22.94     $     18.76      $     25.12
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       (6.82)%          27.14%           23.99%         (24.15)%           7.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   190,648      $   202,863      $     8,029     $     7,503      $    17,581

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.64%            0.64%            0.64%           0.64%            0.64%
Ratio of net expenses to average net assets             0.64%            0.64%            0.64%           0.64%            0.64%
Ratio of net investment income (loss) to
   average net assets                                   1.33%            2.15%            1.37%           1.17%            1.35%
Portfolio turnover rate (b)                               65%              86%              59%             70%             126%


FIRST TRUST NASDAQ SMARTPHONE INDEX FUND (FONE)


                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     50.52      $     41.29      $     34.93     $     36.86      $     32.10
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.72             0.44             0.47            0.36             0.43
Net realized and unrealized gain (loss)                (0.60)            9.29             6.34           (1.95)            4.75
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                        0.12             9.73             6.81           (1.59)            5.18
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (1.01)           (0.50)           (0.45)          (0.34)           (0.42)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     49.63      $     50.52      $     41.29     $     34.93      $     36.86
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                        0.20%           23.68%           19.60%          (4.35)%          16.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    17,370      $    17,683      $    10,324     $    10,479      $    11,059

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%            0.70%            0.70%           0.70%            0.70%
Ratio of net expenses to average net assets             0.70%            0.70%            0.70%           0.70%            0.70%
Ratio of net investment income (loss) to
   average net assets                                   1.34%            1.04%            1.14%           0.93%            1.22%
Portfolio turnover rate (b)                               80%              18%              28%             28%              32%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 88                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)


                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     40.25      $     33.39      $     33.46     $     37.93      $     38.75
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.98             0.87             0.80            0.64             0.51
Net realized and unrealized gain (loss)                (3.98)            6.87            (0.09)          (4.50)           (0.84)
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                       (3.00)            7.74             0.71           (3.86)           (0.33)
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.92)           (0.88)           (0.78)          (0.61)           (0.49)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     36.33      $     40.25      $     33.39     $     33.46      $     37.93
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       (7.57)%          23.46%            2.24%         (10.38)%          (0.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    18,167      $    18,112      $    21,705     $    31,791      $    64,481

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%            0.70%            0.70%           0.70%            0.70%
Ratio of net expenses to average net assets             0.70%            0.70%            0.70%           0.70%            0.70%
Ratio of net investment income (loss) to
   average net assets                                   2.44%            2.20%            2.16%           1.34%            1.35%
Portfolio turnover rate (b)                               16%              17%              17%             18%              20%


FIRST TRUST CLOUD COMPUTING ETF (SKYY)


                                                                            YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------------------------------
                                                    2018             2017             2016            2015             2014
                                                -------------    -------------    -------------   -------------    -------------
Net asset value, beginning of period             $     41.88      $     34.17      $     28.08     $     27.34      $     24.60
                                                 -----------      -----------      -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.14             0.13             0.15            0.09             0.02
Net realized and unrealized gain (loss)                14.84             7.72             6.09            0.74             2.74
                                                 -----------      -----------      -----------     -----------      -----------
Total from investment operations                       14.98             7.85             6.24            0.83             2.76
                                                 -----------      -----------      -----------     -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.15)           (0.14)           (0.15)          (0.09)           (0.02)
                                                 -----------      -----------      -----------     -----------      -----------
Net asset value, end of period                   $     56.71      $     41.88      $     34.17     $     28.08      $     27.34
                                                 ===========      ===========      ===========     ===========      ===========
TOTAL RETURN (a)                                       35.80%           23.00%           22.30%           3.04%           11.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $ 2,067,140      $ 1,088,930      $   587,642     $   470,291      $   341,751

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.60%            0.60%            0.60%           0.60%            0.60%
Ratio of net expenses to average net assets             0.60%            0.60%            0.60%           0.60%            0.60%
Ratio of net investment income (loss) to
   average net assets                                   0.28%            0.34%            0.49%           0.31%            0.10%
Portfolio turnover rate (b)                                7%              14%              23%             25%              12%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 89


FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST INTERNATIONAL IPO ETF (FPXI)


                                                           YEAR ENDED SEPTEMBER 30,                  PERIOD
                                                -----------------------------------------------       ENDED
                                                     2018            2017             2016        9/30/2015 (a)
                                                -------------    -------------    -------------   -------------
Net asset value, beginning of period             $     34.51      $     27.47      $     25.24     $     30.00
                                                 -----------      -----------      -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.49             0.22             0.51            0.37
Net realized and unrealized gain (loss)                 0.66             7.07             2.14           (4.76)
                                                 -----------      -----------      -----------     -----------
Total from investment operations                        1.15             7.29             2.65           (4.39)
                                                 -----------      -----------      -----------     -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.56)           (0.25)           (0.42)          (0.37)
                                                 -----------      -----------      -----------     -----------
Net asset value, end of period                   $     35.10      $     34.51      $     27.47     $     25.24
                                                 ===========      ===========      ===========     ===========
TOTAL RETURN (b)                                        3.35%           26.71%           10.62%         (14.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $    26,322      $    22,429      $     2,748     $     1,262

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.70%            0.70%            0.71% (c)       0.70% (d)
Ratio of net expenses to average net assets             0.70%            0.70%            0.71% (c)       0.70% (d)
Ratio of net investment income (loss) to
   average net assets                                   1.42%            1.62%            2.25%           1.01% (d)
Portfolio turnover rate (e)                               83%              58%              75%             98%


FIRST TRUST NASDAQ CYBERSECURITY ETF (CIBR)


                                                           YEAR ENDED SEPTEMBER 30,                  PERIOD
                                                -----------------------------------------------       ENDED
                                                    2018             2017             2016        9/30/2015 (a)
                                                -------------    -------------    -------------   -------------
Net asset value, beginning of period             $     21.85      $     19.77      $     17.15     $     20.00
                                                 -----------      -----------      -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.02             0.03             0.23           (0.01)
Net realized and unrealized gain (loss)                 6.64             2.09             2.62           (2.84)
                                                 -----------      -----------      -----------     -----------
Total from investment operations                        6.66             2.12             2.85           (2.85)
                                                 -----------      -----------      -----------     -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.02)           (0.04)           (0.23)             --
                                                 -----------      -----------      -----------     -----------
Net asset value, end of period                   $     28.49      $     21.85      $     19.77     $     17.15
                                                 ===========      ===========      ===========     ===========
TOTAL RETURN (b)                                       30.49%           10.73%           16.83%         (14.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   847,673      $   313,575      $   102,815     $    79,753

RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.60%            0.60%            0.60%           0.60% (d)
Ratio of net expenses to average net assets             0.60%            0.60%            0.60%           0.60% (d)
Ratio of net investment income (loss) to
   average net assets                                   0.04%            0.13%            1.37%          (0.30)% (d)
Portfolio turnover rate (e)                               56%              67%              49%              7%


(a)   Inception dates for FPXI and CIBR are November 4, 2014 and July 6, 2015,
      respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 90                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 6, 2006, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of fourteen funds that are offering shares as follows, including the exchange on which they are listed and traded:

    First Trust STOXX(R) European Select Dividend Index Fund - (NYSE Arca, Inc.
       ("NYSE Arca") ticker "FDD")
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund -
       (NYSE Arca ticker "FFR")
    First Trust Dow Jones Global Select Dividend Index Fund - (NYSE Arca ticker
       "FGD")
    First Trust Global Wind Energy ETF - (NYSE Arca ticker "FAN")
    First Trust Global Engineering and Construction ETF - (NYSE Arca ticker
       "FLM")
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund -
        (The Nasdaq Stock Market LLC ("Nasdaq") ticker "GRID")
    First Trust Indxx Global Natural Resources Income ETF - (Nasdaq ticker
       "FTRI")
    First Trust Indxx Global Agriculture ETF - (Nasdaq ticker "FTAG")
    First Trust BICK Index Fund - (Nasdaq ticker "BICK")
    First Trust Nasdaq Smartphone Index Fund - (Nasdaq ticker "FONE")
    First Trust NASDAQ Global Auto Index Fund - (Nasdaq ticker "CARZ")
    First Trust Cloud Computing ETF - (Nasdaq ticker "SKYY")
    First Trust International IPO ETF - (Nasdaq ticker "FPXI")
    First Trust Nasdaq Cybersecurity ETF - (Nasdaq ticker "CIBR")

Each fund represents a separate series of shares of beneficial interest in the
Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in
Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


FUND                                                                            INDEX
First Trust STOXX(R) European Select Dividend Index Fund                        STOXX(R) Europe Select Dividend 30 Index
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           FTSE EPRA/NAREIT Developed Index
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones Global Select Dividend Index(SM)
First Trust Global Wind Energy ETF                                              ISE Clean Edge Global Wind Energy(TM) Index
First Trust Global Engineering and Construction ETF                             ISE Global Engineering and Construction(TM) Index
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure                   NASDAQ OMX(R) Clean Edge(R) Smart Grid
    Index Fund                                                                     Infrastructure Index(SM)
First Trust Indxx Global Natural Resources Income ETF                           Indxx Global Natural Resources Income Index
First Trust Indxx Global Agriculture ETF                                        Indxx Global Agriculture Index
First Trust BICK Index Fund                                                     ISE BICK(TM) Index
First Trust Nasdaq Smartphone Index Fund                                        Nasdaq CTA Smartphone Index(SM)
First Trust NASDAQ Global Auto Index Fund                                       NASDAQ OMX Global Auto Index(SM)
First Trust Cloud Computing ETF                                                 ISE Cloud Computing(TM) Index
First Trust International IPO ETF                                               IPOX International Index
First Trust Nasdaq Cybersecurity ETF                                            Nasdaq CTA Cybersecurity Index(SM)


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                                         Page 91


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities.
Each Fund's NAV is calculated by dividing the value of all assets of each Fund
(including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1)    the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5)    the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8)    whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of September 30, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the
Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of
Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments"

                                                                         Page 93


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statements of
Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

E. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the
Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A
Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities.
Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral.
The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2018, only FAN, FLM, GRID, FONE and CARZ had securities in the securities lending program. During the fiscal year ended September 30, 2018, only FAN, FLM, GRID,
FTRI, FONE, CARZ and SKYY participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

F. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S.
Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the
U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended September 30, 2018, were received as collateral for lending securities.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2018 was as follows:


                                                                                 Distributions    Distributions   Distributions
                                                                                   paid from        paid from       paid from
                                                                                    Ordinary         Capital        Return of
                                                                                     Income           Gains          Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $     22,961,086  $           --  $           --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  1,810,508              --              --
First Trust Dow Jones Global Select Dividend Index Fund                               22,052,312              --              --
First Trust Global Wind Energy ETF                                                     1,611,016              --              --
First Trust Global Engineering and Construction ETF                                      341,187              --              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 398,796              --              --
First Trust Indxx Global Natural Resources Income ETF                                    320,671              --              --
First Trust Indxx Global Agriculture ETF                                                  90,971              --              --
First Trust BICK Index Fund                                                            2,678,851              --              --
First Trust Nasdaq Smartphone Index Fund                                                 316,837              --              --
First Trust NASDAQ Global Auto Index Fund                                                458,452              --              --
First Trust Cloud Computing ETF                                                        4,648,945              --              --
First Trust International IPO ETF                                                        400,571              --              --
First Trust Nasdaq Cybersecurity ETF                                                     387,720              --              --


The tax character of distributions paid by each Fund during the fiscal year ended September 30, 2017 was as follows:


                                                                                 Distributions    Distributions   Distributions
                                                                                   paid from        paid from       paid from
                                                                                    Ordinary         Capital        Return of
                                                                                     Income           Gains          Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $     12,541,609  $           --  $           --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  2,038,758              --              --
First Trust Dow Jones Global Select Dividend Index Fund                               16,896,832              --              --
First Trust Global Wind Energy ETF                                                     5,861,912              --              --
First Trust Global Engineering and Construction ETF                                      188,882              --              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 281,786              --              --
First Trust Indxx Global Natural Resources Income ETF                                    342,401              --              --
First Trust Indxx Global Agriculture ETF                                                 105,711              --              --
First Trust BICK Index Fund                                                            1,503,661              --              --
First Trust Nasdaq Smartphone Index Fund                                                 150,566              --              --
First Trust NASDAQ Global Auto Index Fund                                                471,232              --              --
First Trust Cloud Computing ETF                                                        2,930,650              --              --
First Trust International IPO ETF                                                         69,131              --              --
First Trust Nasdaq Cybersecurity ETF                                                     362,720              --              --


                                                                         Page 95


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

As of September 30, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                                   Accumulated         Net
                                                                                 Undistributed     Capital and      Unrealized
                                                                                    Ordinary          Other        Appreciation
                                                                                     Income        Gain (Loss)    (Depreciation)
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $        204,981  $  (12,805,588) $    1,279,762
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    506,337        (561,318)      2,886,691
First Trust Dow Jones Global Select Dividend Index Fund                                1,800,059     (56,418,880)       (833,330)
First Trust Global Wind Energy ETF                                                       331,505     (58,330,813)     (4,706,241)
First Trust Global Engineering and Construction ETF                                       28,083      (7,242,242)      1,398,247
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                  (7,896)     (1,384,015)        625,076
First Trust Indxx Global Natural Resources Income ETF                                     22,275     (61,284,474)        901,176
First Trust Indxx Global Agriculture ETF                                                  19,755     (19,010,611)         72,208
First Trust BICK Index Fund                                                              815,353     (11,451,439)     (8,280,092)
First Trust Nasdaq Smartphone Index Fund                                                  (4,247)       (734,447)        574,218
First Trust NASDAQ Global Auto Index Fund                                                 85,558      (2,583,438)     (2,481,139)
First Trust Cloud Computing ETF                                                              (77)     (5,702,175)    411,369,683
First Trust International IPO ETF                                                         65,701      (1,775,031)      2,464,089
First Trust Nasdaq Cybersecurity ETF                                                          --      (9,806,210)    104,550,499


H. INCOME AND OTHER TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in "Net change in unrealized appreciation (depreciation)" on the
Statements of Operations. The capital gains tax paid on securities sold is included in "Net realized gain (loss) on foreign capital gains tax" on the
Statements of Operations.

India's Finance Bill, 2018 ("Finance Bill, 2018") was enacted into law on March
29, 2018 and amongst other provisions, it introduces a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million will be taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 will be considered exempt due to a grandfather clause in the provision. In the case of the sale of listed shares held by a Fund for one year or less, the income would be classified as short-term capital gains and would be taxable at
15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to securities transaction tax ("STT"). The Finance
Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to
4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax. Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains would be taxed at 10% (plus applicable surcharge and cess) and short-term capital gains would be taxed at 30% (plus applicable surcharge and cess). The Finance Bill,
2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses and long-term losses can be netted against short-term gains and long-term gains, respectively.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2015, 2016,
2017 and 2018 remain open to federal and state audit. As of September 30, 2018, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds'
financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"),
net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2018, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018


                                                                                      Capital Loss                     Total
                                                                                       Available        Post          Capital
                                                                                        through      Enactment -       Loss
                                                                                       9/30/2019    No Expiration    Available
                                                                                      ------------  -------------  -------------
First Trust STOXX(R) European Select Dividend Index Fund                              $    161,155  $  12,644,433  $  12,805,588
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                        1,838        559,480        561,318
First Trust Dow Jones Global Select Dividend Index Fund                                    323,583     56,095,297     56,418,880
First Trust Global Wind Energy ETF                                                       9,549,964     48,780,849     58,330,813
First Trust Global Engineering and Construction ETF                                        615,538      6,626,704      7,242,242
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                        --      1,384,015      1,384,015
First Trust Indxx Global Natural Resources Income ETF                                           --     61,284,474     61,284,474
First Trust Indxx Global Agriculture ETF                                                        --     19,010,611     19,010,611
First Trust BICK Index Fund                                                                     --     11,451,439     11,451,439
First Trust Nasdaq Smartphone Index Fund                                                        --        734,447        734,447
First Trust NASDAQ Global Auto Index Fund                                                       --      2,583,438      2,583,438
First Trust Cloud Computing ETF                                                                 --      5,702,175      5,702,175
First Trust International IPO ETF                                                               --      1,775,031      1,775,031
First Trust Nasdaq Cybersecurity ETF                                                            --      9,806,210      9,806,210


During the taxable year ended September 30, 2018, the following Funds utilized capital loss carryforwards in the following amounts:


                                                                                     Capital Loss
                                                                                 Carryforward Utilized
                                                                                 ---------------------
First Trust STOXX(R) European Select Dividend Index Fund                             $ 4,489,236
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                     34,535
First Trust Dow Jones Global Select Dividend Index Fund                                4,013,289
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund               1,498,927
First Trust Indxx Global Natural Resources Income ETF                                    434,001
First Trust Indxx Global Agriculture ETF                                                 148,724
First Trust BICK Index Fund                                                              981,694
First Trust Nasdaq Smartphone Index Fund                                                 205,494
First Trust Cloud Computing ETF                                                           28,719


At the taxable year ended September 30, 2018, the following Funds' capital loss carryforwards expired in the following amounts:


                                                                                     Capital Loss
                                                                                        Expired
                                                                                 ---------------------
First Trust STOXX(R) European Select Dividend Index Fund                             $ 4,853,444
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    744,825
First Trust Dow Jones Global Select Dividend Index Fund                                1,274,694
First Trust Global Wind Energy ETF                                                     8,357,650
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 928,889
First Trust Indxx Global Natural Resources Income ETF                                     74,393
First Trust Indxx Global Agriculture ETF                                                 344,523


Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day on the following fiscal year for federal income tax purposes. For the fiscal year ended September 30, 2018, the following
Funds incurred and elected to defer late year ordinary or capital losses in the following amounts:


                                                                                Qualified Late Year Losses
                                                                                --------------------------
                                                                           Ordinary Losses       Capital Losses
                                                                           ---------------       --------------
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund   $    7,896            $     --
First Trust Nasdaq Smartphone Index Fund                                        4,247                  --
First Trust Cloud Computing ETF                                                    77                  --


In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various

                                                                         Page 97


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2018, the adjustments for each Fund were as follows:


                                                                                                   Accumulated
                                                                                  Accumulated      Net Realized
                                                                                 Net Investment   Gain (Loss) on     Paid-in
                                                                                 Income (Loss)     Investments       Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $       (147,461) $   (2,892,224) $    3,039,685
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                    216,285        (378,653)        162,368
First Trust Dow Jones Global Select Dividend Index Fund                                 (169,017)     (1,642,240)      1,811,257
First Trust Global Wind Energy ETF                                                       860,700       2,492,225      (3,352,925)
First Trust Global Engineering and Construction ETF                                       25,934      (1,554,827)      1,528,893
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                  (7,092)       (636,982)        644,074
First Trust Indxx Global Natural Resources Income ETF                                     (5,968)          1,625           4,343
First Trust Indxx Global Agriculture ETF                                                  (1,530)       (328,262)        329,792
First Trust BICK Index Fund                                                               30,698      (1,698,043)      1,667,345
First Trust Nasdaq Smartphone Index Fund                                                  83,095      (3,371,395)      3,288,300
First Trust NASDAQ Global Auto Index Fund                                                  8,752        (234,773)        226,021
First Trust Cloud Computing ETF                                                          496,442    (195,809,467)    195,313,025
First Trust International IPO ETF                                                         79,387        (485,900)        406,513
First Trust Nasdaq Cybersecurity ETF                                                     182,560     (49,017,184)     48,834,624


I. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for First Trust Indxx Global Natural Resources
Income ETF, First Trust Indxx Global Agriculture ETF, First Trust BICK Index
Fund, First Trust Nasdaq Smartphone Index Fund, First Trust NASDAQ Global Auto
Index Fund, First Trust Cloud Computing ETF, First Trust International IPO ETF,
and First Trust Nasdaq Cybersecurity ETF (the "Unitary Fee Funds"), for which expenses other than excluded expenses (discussed in Note 3) are paid by the
Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following
"Licensors" for the respective Funds:


FUND                                                                            LICENSOR
First Trust STOXX(R) European Select Dividend Index Fund                        STOXX Limited
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           FTSE International Limited
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones & Company, Inc.
First Trust Global Wind Energy ETF                                              Nasdaq, Inc.
First Trust Global Engineering and Construction ETF                             Nasdaq, Inc.
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund        Nasdaq, Inc.
First Trust Indxx Global Natural Resources Income ETF                           Indxx, LLC
First Trust Indxx Global Agriculture ETF                                        Indxx, LLC
First Trust BICK Index Fund                                                     Nasdaq, Inc.
First Trust Nasdaq Smartphone Index Fund                                        Nasdaq, Inc.
First Trust NASDAQ Global Auto Index Fund                                       Nasdaq, Inc.
First Trust Cloud Computing ETF                                                 Nasdaq, Inc.
First Trust International IPO ETF                                               IPOX(R) Schuster, LLC
First Trust Nasdaq Cybersecurity ETF                                            Nasdaq, Inc.


The respective license agreements allow for the use of each Fund's respective index and of certain trademarks and trade names of the respective Licensors. The
Funds are sub-licensees to the applicable license agreements. The Funds, except for the Unitary Fee Funds, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the Unitary Fee Funds are paid by First Trust from the unitary investment advisory fees it receives from each of these Funds.

J. NEW ACCOUNTING PRONOUNCEMENT

On August 28, 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13,
"Disclosure Framework - Changes to the Disclosure Requirements for Fair Value
Measurement," which amends the fair value measurement disclosure requirements of
ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

disclosure requirements. The ASU is effective for fiscal years beginning after
December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU.
The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the following Unitary Fee Funds, First Trust is paid an annual unitary management fee at the specified rate of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding fee payments under the Investment Management Agreement, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage expense, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

                                                               % of Daily
                                                               Net Assets
                                                              ------------
First Trust Indxx Global Natural Resources Income ETF            0.70%
First Trust Indxx Global Agriculture ETF                         0.70%
First Trust BICK Index Fund                                      0.64%
First Trust Nasdaq Smartphone Index Fund                         0.70%
First Trust NASDAQ Global Auto Index Fund                        0.70%
First Trust Cloud Computing ETF                                  0.60%
First Trust International IPO ETF                                0.70%
First Trust Nasdaq Cybersecurity ETF                             0.60%

For the First Trust STOXX(R) European Select Dividend Index Fund, First Trust
FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones
Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First
Trust Global Engineering and Construction ETF and First Trust NASDAQ(R) Clean
Edge(R) Smart Grid Infrastructure Index Fund (such Funds, the "Expense Cap
Funds"), First Trust is paid an annual management fee of 0.40% of such Fund's average daily net assets. For the Expense Cap Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement
("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such
Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses)
exceed the following amount as a percentage of average daily net assets per year
(the "Expense Cap") at least through January 31, 2020.


                                                                                         Expense Cap
                                                                                        -------------
First Trust STOXX(R) European Select Dividend Index Fund                                    0.60%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                       0.60%
First Trust Dow Jones Global Select Dividend Index Fund                                     0.60%
First Trust Global Wind Energy ETF                                                          0.60%
First Trust Global Engineering and Construction ETF                                         0.70%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                    0.70%


Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust.
These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

                                                                         Page 99


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

The advisory fee waivers and expense reimbursements for the fiscal year ended
September 30, 2018 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:


                                                                                  Fees Waived or Expenses Borne by First Trust
                                                                                              Subject to Recovery
                                                                                  --------------------------------------------
                                                           Advisory    Expense       Year        Year        Year
                                                             Fee        Reim-       Ended       Ended       Ended
                                                           Waivers    bursements  9/30/2016   9/30/2017   9/30/2018    Total
                                                          ----------  ----------  ----------  ----------  ----------  --------
First Trust FTSE EPRA/NAREIT Developed
   Markets Real Estate Index Fund                         $  117,546  $       --  $  102,416  $   60,987  $  117,546  $280,949
First Trust Global Wind Energy ETF                            71,385          --      74,347      93,898      71,385   239,630
First Trust Global Engineering and Construction ETF           33,419          --      47,282      33,893      33,419   114,594
First Trust NASDAQ(R) Clean Edge(R) Smart Grid
   Infrastructure Index Fund                                  13,940          --      42,554      28,627      13,940    85,121


The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2018, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                                   Purchases          Sales
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $    183,841,647  $  187,129,746
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  4,137,454       4,271,278
First Trust Dow Jones Global Select Dividend Index Fund                              153,684,541     151,894,727
First Trust Global Wind Energy ETF                                                    21,307,822      20,071,625
First Trust Global Engineering and Construction ETF                                    3,084,815       3,013,892
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund              19,854,613      19,640,940
First Trust Indxx Global Natural Resources Income ETF                                  4,455,341       4,476,354
First Trust Indxx Global Agriculture ETF                                               1,931,022       2,237,220
First Trust BICK Index Fund                                                          156,495,546     145,449,594
First Trust Nasdaq Smartphone Index Fund                                              13,084,093      12,944,498
First Trust NASDAQ Global Auto Index Fund                                              3,725,355       3,094,751
First Trust Cloud Computing ETF                                                      110,368,035     109,637,955
First Trust International IPO ETF                                                     20,921,418      20,393,570
First Trust Nasdaq Cybersecurity ETF                                                 314,615,317     299,285,216



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

For the fiscal year ended September 30, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                                   Purchases          Sales
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $     33,249,922  $   87,966,575
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                         --       6,580,364
First Trust Dow Jones Global Select Dividend Index Fund                               56,971,346      32,883,185
First Trust Global Wind Energy ETF                                                    16,249,351      32,299,880
First Trust Global Engineering and Construction ETF                                    2,829,987       5,292,746
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund              12,434,926       5,088,019
First Trust Indxx Global Natural Resources Income ETF                                         --         549,471
First Trust Indxx Global Agriculture ETF                                               1,210,700       3,522,299
First Trust BICK Index Fund                                                           14,681,951      17,148,500
First Trust Nasdaq Smartphone Index Fund                                               8,745,347       9,287,963
First Trust NASDAQ Global Auto Index Fund                                              3,389,152       1,896,592
First Trust Cloud Computing ETF                                                      967,179,337     430,696,709
First Trust International IPO ETF                                                      4,692,183       1,409,752
First Trust Nasdaq Cybersecurity ETF                                                 575,142,821     187,411,191


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). In order to purchase Creation Units of a Fund, an
Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation
Unit Aggregation) and the market value of the Deposit Securities, and/or (ii)
cash in lieu of all or a portion of the Deposit Securities. If the Cash
Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash
Component. If the Cash Component is a negative number (i.e., the NAV per
Creation Unit Aggregation is less than the Deposit Amount), the Authorized
Participant will receive the Cash Component. Authorized Participants purchasing
Creation Units must pay to BNYM, as transfer agent, a creation fee (the
"Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each
Creation Unit will equal the daily NAV per share times the number of shares in a
Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the
Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

                                                                        Page 101


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2018

The standard Creation Transaction Fees and the Redemption Transaction Fees are
as follows:


                                                                                    Creation        Redemption
                                                                                  Transaction      Transaction
                                                                                      Fees             Fees
                                                                                ----------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $            500  $          500
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                      4,500           4,500
First Trust Dow Jones Global Select Dividend Index Fund                                    2,000           2,000
First Trust Global Wind Energy ETF                                                         1,000           1,000
First Trust Global Engineering and Construction ETF                                        1,500           1,500
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                     500             500
First Trust Indxx Global Natural Resources Income ETF                                      2,500           2,500
First Trust Indxx Global Agriculture ETF                                                   2,000           2,000
First Trust BICK Index Fund                                                                2,500           2,500
First Trust Nasdaq Smartphone Index Fund                                                   1,000           1,000
First Trust NASDAQ Global Auto Index Fund                                                  1,000           1,000
First Trust Cloud Computing ETF                                                              500             500
First Trust International IPO ETF                                                          1,000           1,000
First Trust Nasdaq Cybersecurity ETF                                                         500             500


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2020.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were the following subsequent events:

On October 5, 2018 and November 6, 2018, First Trust IPOX(R) Europe Equity
Opportunities ETF and First Trust Dow Jones International Internet ETF,
additional series of the Trust, began trading under the symbols "FPXE" and
"FDNI", respectively, on Nasdaq.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED FUND
II:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT
Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select
Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Global
Engineering and Construction ETF, First Trust NASDAQ(R) Clean Edge(R) Smart Grid
Infrastructure Index Fund, First Trust Indxx Global Natural Resources Income
ETF, First Trust Indxx Global Agriculture ETF, First Trust BICK Index Fund,
First Trust Nasdaq Smartphone Index Fund, First Trust NASDAQ Global Auto Index
Fund, First Trust Cloud Computing ETF, First Trust International IPO ETF and
First Trust Nasdaq Cybersecurity ETF (the "Funds"), each a series of the First
Trust Exchange-Traded Fund II (the "Trust"), including the portfolios of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except First Trust
International IPO ETF and First Trust Nasdaq Cybersecurity ETF; the related statement of operations for the year ended September 30, 2018, and the statements of changes in net assets for each of the two years in the period ended September 30, 2018, and financial highlights for each of the three years in the period ended September 30, 2018, and for the period November 4, 2014
(commencement of operations) through September 30, 2015, for First Trust
International IPO ETF; the related statement of operations for the year ended
September 30, 2018, and the statements of changes in net assets for each of the two years in the period ended September 30, 2018, and financial highlights for each of the three years in the period ended September 30, 2018, and for the period July 6, 2015 (commencement of operations) through September 30, 2015, for
First Trust Nasdaq Cybersecurity ETF, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position the Funds, except First
Trust International IPO ETF and First Trust Nasdaq Cybersecurity ETF as of
September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the
United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of First Trust International IPO ETF and First Trust Nasdaq
Cybersecurity ETF as of September 30, 2018; the results of operations for the year then ended, the changes in net assets for each of the two years in the period ended September 30, 2018, and financial highlights for each of the three years in the period ended September 30, 2018, and for the period November 4,
2014 (commencement of operations) through September 30, 2015, for First Trust
International IPO ETF; and the results of operations for the year ended
September 30, 2018, the changes in net assets for each of the two years in the period ended September 30, 2018, and financial highlights for each of the three years in the period ended September 30, 2018, and for the period July 6, 2015
(commencement of operations) through September 30, 2015, for First Trust Nasdaq
Cybersecurity ETF, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Chicago, Illinois
November 21, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                        Page 103

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q. The
Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on each
Fund's website at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov;
and (4) for review and copying at the SEC's Public Reference Room ("PRR") in
Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended September 30, 2018, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:


                                                                                     Dividends Received
                                                                                          Deduction
                                                                                    ---------------------
First Trust STOXX(R) European Select Dividend Index Fund                                     0.00%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                        0.00%
First Trust Dow Jones Global Select Dividend Index Fund                                     17.16%
First Trust Global Wind Energy ETF                                                          14.01%
First Trust Global Engineering and Construction ETF                                          8.94%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                    25.66%
First Trust Indxx Global Natural Resources Income ETF                                       19.71%
First Trust Indxx Global Agriculture ETF                                                    39.03%
First Trust BICK Index Fund                                                                  0.00%
First Trust Nasdaq Smartphone Index Fund                                                    31.01%
First Trust NASDAQ Global Auto Index Fund                                                   33.96%
First Trust Cloud Computing ETF                                                            100.00%
First Trust International IPO ETF                                                            0.00%
First Trust Nasdaq Cybersecurity ETF                                                       100.00%


For the taxable year ended September 30, 2018, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:


                                                                                  Qualified Dividend Income
                                                                                  -------------------------
First Trust STOXX(R) European Select Dividend Index Fund                                   100.00%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                       11.22%
First Trust Dow Jones Global Select Dividend Index Fund                                    100.00%
First Trust Global Wind Energy ETF                                                         100.00%
First Trust Global Engineering and Construction ETF                                        100.00%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                   100.00%
First Trust Indxx Global Natural Resources Income ETF                                      100.00%
First Trust Indxx Global Agriculture ETF                                                   100.00%
First Trust BICK Index Fund                                                                 69.24%
First Trust Nasdaq Smartphone Index Fund                                                    71.82%
First Trust NASDAQ Global Auto Index Fund                                                  100.00%
First Trust Cloud Computing ETF                                                            100.00%
First Trust International IPO ETF                                                           94.02%
First Trust Nasdaq Cybersecurity ETF                                                       100.00%



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

The following Funds meet the requirements of Section 853 of the Internal Revenue
Code and elects to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended September 30, 2018, the total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:


                                                                     Gross Foreign Income           Foreign Taxes Paid
                                                                  ---------------------------   ---------------------------
                                                                     Amount       Per Share        Amount       Per Share
                                                                  -------------  ------------   -------------  ------------
First Trust STOXX(R) European Select Dividend Index Fund          $  28,587,791  $       0.82   $   2,711,261  $       0.08
First Trust Dow Jones Global Select Dividend Index Fund              23,546,894          1.22       2,253,845          0.12
First Trust Global Wind Energy ETF                                    1,881,867          0.30         216,369          0.03
First Trust Global Engineering and Construction ETF                     326,312          1.31          31,997          0.13
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure
   Index Fund                                                           497,562          0.71          54,714          0.08
First Trust Indxx Global Natural Resources Income ETF                   310,754          0.44          26,479          0.04
First Trust Indxx Global Agriculture ETF                                120,856          0.64          14,641          0.08
First Trust BICK Index Fund                                           4,725,876          0.66         238,782          0.03
First Trust Nasdaq Smartphone Index Fund                                239,634          0.68          28,936          0.08
First Trust NASDAQ Global Auto Index Fund                               466,651          0.93          56,745          0.11
First Trust International IPO ETF                                       575,148          0.77          49,679          0.07


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE
MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL
RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF
ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU
SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES,
AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR
CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS,
WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the
Fund.

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

                                                                        Page 105


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent that a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S.
securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

        NOT FDIC INSURED        NOT BANK GUARANTEED      MAY LOSE VALUE


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

                              ADVISORY AGREEMENTS

 BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

                            (NON-UNITARY FEE FUNDS)

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund II (the
"Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the following six series of the
Trust (each a "Fund" and collectively, the "Funds"):

   First Trust STOXX(R) European Select Dividend Index Fund (FDD)
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
   First Trust Dow Jones Global Select Dividend Index Fund (FGD)
   First Trust Global Engineering and Construction ETF (FLM)
   First Trust Global Wind Energy ETF (FAN)
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index
      Fund (GRID)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The
Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds
("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source
(the "Peer Group"), and as compared to fees charged to other clients of the
Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the
Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.
The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the
Advisor and considered that it includes a robust program for monitoring the
Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the
First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the
Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective, policies and restrictions.

The Board considered the advisory fee rate payable by each Fund under the
Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through January 31, 2020.
For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the

                                                                        Page 107


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Groups, as well as advisory and unitary fee rates charged by the
Advisor to other fund (including ETFs) and non-fund clients, as applicable.
Because each Fund's Peer Group included peer funds that pay a unitary fee, the
Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net)
expense ratio of FAN was below the median total (net) expense ratio of the peer funds in the Fund's Peer Group, the total (net) expense ratio of FGD was equal to the median total (net) expense ratio of the peer funds in the Fund's Peer
Group and the total (net) expense ratios of FDD, FFR, FLM and GRID were above the median total (net) expense ratio of the peer funds in each Fund's respective
Peer Group. With respect to the Peer Groups, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Groups and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2017 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. The Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between each Fund's performance and that of its underlying index. Based on the information provided and its ongoing review of performance, the Board concluded that, after factoring in the impact of fair valuations and currency exchange rates, each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to that of its respective Peer Group and to that of one or more broad-based benchmark indexes, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December
31, 2017 and the estimated profitability level for each Fund calculated by the
Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or
FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

 BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

                              (UNITARY FEE FUNDS)

The Board of First Trust Exchange-Traded Fund II (the "Trust"), including the
Independent Trustees, unanimously approved the continuation of the Investment
Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor")
on behalf of the following eight series of the Trust (each a "Fund" and collectively, the "Funds"):


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

   First Trust Nasdaq Smartphone Index Fund (FONE)
   First Trust BICK Index Fund (BICK)
   First Trust Indxx Global Natural Resources Income ETF (FTRI)
   First Trust Indxx Global Agriculture ETF (FTAG)
   First Trust NASDAQ Global Auto Index Fund (CARZ)
   First Trust Cloud Computing ETF (SKYY)
   First Trust International IPO ETF (FPXI)
   First Trust Nasdaq Cybersecurity ETF (CIBR)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The
Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds
("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source
(the "Peer Group"), and as compared to fees charged to other clients of the
Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.
The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the
Advisor and considered that it includes a robust program for monitoring the
Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the
First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the
Agreements have been and are expected to remain satisfactory and that the
Advisor has managed each Fund consistent with the Fund's investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Groups, as well as advisory and unitary fee rates charged by the
Advisor to other fund (including ETFs) and non-fund clients, as applicable.
Because each Fund's Peer Group included peer funds that pay a unitary fee and because each Fund pays a unitary fee, the Board determined that expense ratios

                                                                        Page 109


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fees for BICK and FTAG were equal to the median total (net) expense ratio of the peer funds in each Fund's respective
Peer Group and the unitary fees for FONE, FTRI, CARZ, SKYY, FPXI and CIBR were above the median total (net) expense ratio of the peer funds in each Fund's respective Peer Group. With respect to the Peer Groups, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer
Groups and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2017 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. With respect to FTRI and FTAG, the Board noted that during 2015, shareholders of each Fund approved changes to each Fund's investment objective and, effective December 18,
2015, each Fund changed its name and ticker symbol, FTRI began tracking the
Indxx Global Natural Resources Income Index and FTAG began tracking the Indxx
Global Agricultural Index, and that the performance information included a blend of the old and new indexes. The Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between FONE's, BICK's, FTRI's, FTAG's, CARZ's, FPXI's and CIBR's performance and that of each of their underlying indexes. Based on the information provided and its ongoing review of performance, the Board concluded that, after factoring in the impact of the fair valuations and currency exchange rates, each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to that of its respective Peer Group and to that of one or more broad-based benchmark indexes, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the
Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs
(including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2017 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds'
portfolios. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund II funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund
Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,264,370.
This figure is comprised of $50,882 paid (or to be paid) in fixed compensation and $1,213,488 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include
$885,211 paid (or to be paid) to senior management of First Trust Advisors L.P.
and $379,159 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                        Page 111


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                               TERM OF OFFICE                                                   THE FIRST TRUST     DIRECTORSHIPS
                               AND YEAR FIRST                                                     FUND COMPLEX     HELD BY TRUSTEE
  NAME, YEAR OF BIRTH AND        ELECTED OR                  PRINCIPAL OCCUPATIONS                OVERSEEN BY        DURING PAST
  POSITION WITH THE TRUST         APPOINTED                   DURING PAST 5 YEARS                   TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician; Officer, Wheaton Orthopedics;             157         None
(1951)                                           Limited Partner, Gundersen Real Estate
                              o Since Inception  Limited Partnership (June 1992 to
                                                 December 2016); Member, Sportsmed
                                                 LLC (April 2007 to November 2015)

Thomas R. Kadlec, Trustee     o Indefinite Term  President, ADM Investors Services, Inc.              157         Director of ADM
(1957)                                           (Futures Commission Merchant)                                    Investor Services,
                              o Since Inception                                                                   Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises (Financial and           157         Director of Trust
(1956)                                           Management Consulting)                                           Company of
                              o Since Inception                                                                   Illinois

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (August 2018 to Present),             157         Director of
(1954)                                           Managing Director and Chief Operating                            Covenant
                              o Since Inception  Officer (January 2015 to August 2018), Pelita                    Transport Inc.
                                                 Harapan Educational Foundation (Educational                      (May 2003 to
                                                 Product  and  Services); President and Chief                     May 2014)
                                                 Executive Officer (June 2012 to September
                                                 2014), Servant Interactive LLC (Educational
                                                 Products and Services); President and Chief
                                                 Executive Officer (June 2012 to September
                                                 2014), Dew Learning LLC (Educational
                                                 Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust                 157         None
Chairman of the Board                            Advisors L.P. and First Trust
(1955)                        o Since Inception  Portfolios L.P.; Chairman of the
                                                 Board of Directors, BondWave LLC
                                                 (Software Development Company)
                                                 and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)


                              POSITION AND               TERM OF OFFICE
     NAME AND                    OFFICES                 AND LENGTH OF                        PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH               WITH TRUST                   SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief Executive   o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Officer                                                (January 2016 to Present), Controller (January 2011
                                                      o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                             to January 2016), First Trust Advisors L.P. and First
                                                                             Trust Portfolios L.P.; Chief Financial Officer
                                                                             (January 2016 to Present), BondWave LLC (Software
                                                                             Development Company) and Stonebridge Advisors
                                                                             LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial      o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                      President (April 2012 to July 2016), First Trust
                      Accounting Officer              o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief             o Indefinite Term      General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                          First Trust Portfolios L.P.; Secretary and General
                                                      o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                             Advisors LLC

Daniel J. Lindquist   Vice President                  o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                       First Trust Portfolios L.P.
                                                      o Since Inception

Kristi A. Maher       Chief Compliance Officer        o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                                and First Trust Portfolios L.P.
                                                      o Since Inception

Roger F. Testin       Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1966)                                                                       and First Trust Portfolios L.P.
                                                      o Since Inception

Stan Ueland           Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1970)                                                                       and First Trust Portfolios L.P.
                                                      o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                        Page 113


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2018 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017


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

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

FIRST TRUST

First Trust Exchange-Traded Fund II

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


First Trust Exchange-Traded Fund IV
First Trust Heitman Global Prime Real Estate ETF (PRME)

Annual Report
For the Year Ended
October 31, 2018

First Trust Heitman Global Prime Real Estate ETF (PRME)
Annual Report
October 31, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Heitman Real Estate Securities LLC (“Heitman” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust Heitman Global Prime Real Estate ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Heitman Global Prime Real Estate ETF (PRME)
Annual Letter from the Chairman and CEO
October 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Heitman Global Prime Real Estate ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2018, including a market overview and a performance analysis. We encourage you to read this report carefully and discuss it with your financial advisor.
As I mentioned in my April 2018 letter, 2017 was a very strong year for U.S. and global markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, investors were hoping for another strong year in the markets. For the entire first quarter, however, increased market volatility was the norm for U.S. and global markets. The markets continued their volatility throughout the second quarter. During April and May, the Dow Jones Industrial Average (“DJIA”) closed out each month slightly down, but ended both June and July slightly up. August was a strong month for stocks, and the DJIA finished August just under its previous high in January of 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S& P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 5% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 9% for the same period.
Based on continued strong job growth and the economic outlook in the U.S., the Federal Reserve (the “Fed”) raised interest rates in March, June and September. At their September meeting, the Fed also indicated the possibility of one more rate hike in 2018 as well as three more rate hikes in 2019.
Trade tensions have had an impact on markets around the world and could continue to do so in the future. However, our economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Heitman Global Prime Real Estate ETF (PRME)
First Trust Heitman Global Prime Real Estate ETF (the “Fund”) is an actively managed exchange-traded fund that seeks to deliver long-term total return by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts (“REITs”), real estate operating companies (“REOCs”) and common stocks or depositary receipts of companies primarily engaged in the real estate industry. Accordingly, the Fund is concentrated in REITs and/or real estate management and development companies (including REOCs), sub-industries of the real estate industry group. The Fund will not invest directly in real estate. The Fund is non-diversified. Shares of the Fund are listed on the NYSE Arca, Inc. under the ticker symbol “PRME.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/18	Inception (11/11/15) to 10/31/18	Inception (11/11/15) to 10/31/18
Fund Performance
NAV	0.77%	2.63%	8.01%
Market Price	1.96%	2.86%	8.74%
Index Performance
FTSE EPRA/NAREIT Developed Index	1.23%	5.21%	16.28%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME) (Continued)
Sub-Industry Classification	% of Total Investments
Office REITs	25.0%
Retail REITs	22.7
Industrial REITs	12.9
Residential REITs	11.4
Diversified REITs	9.0
Real Estate Operating Companies	8.9
Diversified Real Estate Activities	6.2
IT Consulting & Other Services	2.4
Hotel & Resort REITs	1.5
Total	100.0%
Top Ten Holdings	% of Total Investments
AvalonBay Communities, Inc.	7.9%
Prologis, Inc.	6.3
Simon Property Group, Inc.	5.6
Federal Realty Investment Trust	4.1
Inmobiliaria Colonial Socimi S.A.	4.0
Rexford Industrial Realty, Inc.	3.8
Equity Residential	3.6
Fabege AB	3.3
Boston Properties, Inc.	3.2
Nippon Building Fund, Inc.	3.0
Total	44.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through October 31, 2018
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 12, 2015 (commencement of trading) through October 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/12/15 – 10/31/16	106	5	0	0
11/1/16 – 10/31/17	32	10	0	0
11/1/17 – 10/31/18	35	27	24	36
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/12/15 – 10/31/16	123	8	2	0
11/1/16 – 10/31/17	68	103	31	7
11/1/17 – 10/31/18	39	50	33	8

Portfolio Commentary
First Trust Heitman Global Prime Real Estate ETF (PRME)
Annual Report
October 31, 2018 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Heitman Global Prime Real Estate ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Heitman Real Estate Securities LLC, a registered investment advisor (the “Sub-Advisor”) located in Chicago, Illinois, serves as the sub-advisor to the Fund with responsibility for North America. Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH, each a registered investment advisor located in Hong Kong and Germany, respectively, and each an affiliate of the Sub-Advisor, serve as sub-sub-advisors to the Fund with responsibility for investments in the Asia-Pacific region and Europe.
Portfolio Management Team
Jerry Ehlinger, CFA – Managing Director of the Sub-Advisor and Lead Portfolio Manager in the Sub-Advisor’s North American Public Real Estate Securities group
John White – Managing Director of Heitman International Real Estate Securities HK Limited and Lead Portfolio Manager in Sub-Advisor’s the Asia-Pacific Public Real Estate Securities group
Jacques Perdrix – Senior Vice President of the Sub-Advisor’s European Public Real Estate Securities group
Andreas Welter – Senior Vice President of the Sub-Advisor’s European Public Real Estate Equity group
Commentary
Market Recap
The 12-month period ended October 31, 2018 has seen large swings in sentiment which caused property stocks to exhibit a mixed bag of returns. The beginning of 2018 was met with great bullishness following the passing of the “Tax Cuts and Jobs Act of 2017” tax reform bill in December 2017, as well as the general optimism that comes with the start of a new year. However, this optimism and belief that the global economy was in great shape led interest rates higher around the globe. This caused investors to sell higher yield investments like property stocks, causing a large performance gap between property stocks and general equities.
This optimism started to fade, though, as trade war headlines began to dominate the news for most of the latter half of 2018. This caused defensive factors, such as lower yield and lower beta, to outperform cyclical factors during this time. We also saw some mergers and acquisitions (“M&A”) activity as Brookfield Asset Management acquired regional mall company GGP and also made a bid for Forest City, a diversified real estate investment trust (“REIT”). If the disconnect between private market values and public market values continues, we would expect further M&A activity to close the gap.
Performance Analysis
In terms of performance analysis, the Asia-Pacific regions were about flat while North America was slightly positive. The variation is mainly due to the strength in the U.S. dollar over the period. Within Asia-Pac, Japan had the highest return as official land prices nationwide were announced at positive 0.1% year-over-year, marking the first rise in land prices in 27 years. The office market also continues to be tight with vacancy dropping to a historical low of 2.45% in the Tokyo five wards, allowing Prime office owners to push rental rate increases. Hong Kong was the worst performer in that region as the rate hiking cycle in the U.S. has stoked fears of rising debt cost for property.
In Europe, Continental Europe performed better than the United Kingdom as the Brexit negotiations continue to cast a shadow on the London market. However, real estate fundamentals remain strong in all asset classes except for retail. We expect this to continue as economic growth remains positive. We remain cautious on retail, but the discounted valuations could spark some M&A activity. We expect continued cap rate compression in the office sector, especially in prime Paris, Spain, and Sweden on the back of strong like-for-like rental growth. Logistics continues to be a secular winner of technological change in e-commerce and the global supply chain.
In North America, the U.S. performed better than Canada primarily due to the strength in the U.S. Dollar. Fundamentals continue to look firm with a lack of new significant new supply and steady demand growth. Industrial continues to be the standout winner from secular tailwinds in technology as it benefits from growth in e-commerce and the resulting demand for warehouse space.

Portfolio Commentary (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
Annual Report
October 31, 2018 (Unaudited)
In terms of performance, the Fund returned 0.77% on a net asset value (“NAV”) versus the 1.23% return for the FTSE EPRA/NAREIT Index (the “benchmark”) over the last year with outperformance coming from Asia and Europe and underperformance coming from North America. Outperformance in Asia was driven by strong selection in Hong Kong and an underweight on Singapore developers. The strong selection in Hong Kong was driven by an overweight on Wharf Real Estate Investment Company Limited where they posted strong results early in the year. Singapore developers underperformed after the government applied more stringent requirements on lenders to cool the housing market. Europe’s outperformance was driven by an overweight on Fabege. Fabege put up strong results driven by an improving Swedish economy and strong office market that led to Fabege putting up better than expected earnings results. In North America, the underperformance was primarily driven by an overweight on the office sector and poor selection within the office sector as well as an underweight on the net lease sector. Office continues to lag in the U.S. due to large cap-ex requirements slowing growth. Our overweight on Empire State Realty Trust underperformed due to weaker than expected results in early 2018. The net lease sector has no Prime stocks in it and outperformed the benchmark over the last year due to strong earnings growth.
Market and Fund Outlook
Our outlook is little changed as we look around the globe at real estate fundamentals and see a continued positive environment with job growth driving demand and supply remaining at or below long-run averages in most sectors and cities. We believe this should support property values, but where stock prices are not rising in tandem, we expect to see management teams look to M&A and other methods to create value to close the gap between public and private valuations. That theme continued again in the third quarter of 2018 with further M&A expected as long as property stocks trade at a discount to private market valuations.

First Trust Heitman Global Prime Real Estate ETF (PRME)
Understanding Your Fund Expenses
October 31, 2018 (Unaudited)
As a shareholder of the First Trust Heitman Global Prime Real Estate ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2018.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Heitman Global Prime Real Estate ETF (PRME)
Actual	$1,000.00	$983.10	0.95%	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2018 through October 31, 2018), multiplied by 184/365 (to reflect the six-month period).

First Trust Heitman Global Prime Real Estate ETF (PRME)
Portfolio of Investments
October 31, 2018
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (a) – 82.3%
	Australia – 7.0%
3,905	Dexus	$28,206
4,584	Goodman Group	33,695
12,391	Scentre Group	34,923
20,126	Vicinity Centres	37,769
		134,593
	France – 2.9%
379	Gecina S.A.	55,677
	Hong Kong – 2.1%
58,849	Champion REIT	39,623
	Japan – 5.9%
9	Activia Properties, Inc.	37,329
3	Kenedix Office Investment Corp.	18,585
10	Nippon Building Fund, Inc.	57,163
		113,077
	Multinational – 2.2%
230	Unibail-Rodamco-Westfield	41,755
	Singapore – 2.1%
16,000	CapitaLand Commercial Trust	19,983
21,900	Mapletree Logistics Trust	19,131
		39,114
	Spain – 4.0%
7,581	Inmobiliaria Colonial Socimi S.A.	76,206
	United Kingdom – 5.3%
5,293	British Land (The) Co., PLC	40,052
880	Derwent London PLC	32,946
2,443	Shaftesbury PLC	28,010
		101,008
	United States – 50.8%
1,058	Acadia Realty Trust	29,455
436	Alexandria Real Estate Equities, Inc.	53,292
856	AvalonBay Communities, Inc.	150,125
511	Boston Properties, Inc.	61,708
1,860	Brookfield Property REIT, Inc.	35,879
967	Chesapeake Lodging Trust	28,420
2,302	Empire State Realty Trust, Inc., Class A	36,510
1,046	Equity Residential	67,948
630	Federal Realty Investment Trust	78,152
1,817	Hudson Pacific Properties, Inc.	55,055
758	Kilroy Realty Corp.	52,211
1,855	Prologis, Inc.	119,592
2,315	Rexford Industrial Realty, Inc.	73,316
582	Simon Property Group, Inc.	106,809
Shares	Description	Value

	United States (Continued)
830	Washington Real Estate Investment Trust	$23,132
		971,604
	Total Real Estate Investment Trusts	1,572,657
	(Cost $1,629,837)
COMMON STOCKS (a) – 17.5%
	Canada – 2.8%
3,617	First Capital Realty, Inc.	53,962
	Cayman Islands – 2.7%
8,320	Wharf Real Estate Investment Co., Ltd.	51,510
	Hong Kong – 2.1%
3,012	Sun Hung Kai Properties Ltd.	39,138
	Japan – 4.2%
1,384	Mitsubishi Estate Co., Ltd.	22,146
987	Mitsui Fudosan Co., Ltd.	22,253
1,031	Sumitomo Realty & Development Co., Ltd.	35,480
		79,879
	Netherlands – 2.4%
791	InterXion Holding NV (b)	46,566
	Sweden – 3.3%
4,992	Fabege AB	63,769
	Total Common Stocks	334,824
	(Cost $353,120)
	Total Investments – 99.8%	1,907,481
	(Cost $1,982,957) (c)
	Net Other Assets and Liabilities – 0.2%	4,032
	Net Assets – 100.0%	$1,911,513

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $1,997,600. As of October 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $16,606 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $106,725. The net unrealized depreciation was $90,119.

See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Portfolio of Investments (Continued)
October 31, 2018

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Real Estate Investment Trusts*	$ 1,572,657	$ 1,572,657	$ —	$ —
Common Stocks*	334,824	334,824	—	—
Total Investments	$ 1,907,481	$ 1,907,481	$—	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
USD	53.4%
JPY	10.1
EUR	9.1
AUD	7.1
HKD	6.8
GBP	5.3
SEK	3.3
CAD	2.8
SGD	2.1
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Statement of Assets and Liabilities
October 31, 2018
ASSETS:
Investments, at value (Cost $1,982,957)	$ 1,907,481
Cash	6,990
Foreign currency (Cost $84)	83
Receivables:
Investment securities sold	12,508
Dividends	1,610
Dividend reclaims	1,005
Total Assets	1,929,677
LIABILITIES:
Payables:
Investment securities purchased	16,612
Investment advisory fees	1,552
Total Liabilities	18,164
NET ASSETS	$1,911,513
NET ASSETS consist of:
Paid-in capital	$ 2,120,164
Par value	1,000
Accumulated distributable earnings (loss)	(209,651)
NET ASSETS	$1,911,513
NET ASSET VALUE, per share	$19.11
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	100,002
See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Statement of Operations
For the Year Ended October 31, 2018
INVESTMENT INCOME:
Dividends	$ 76,810
Foreign withholding tax	(1,397)
Total investment income	75,413
EXPENSES:
Investment advisory fees	11,026
Total expenses	11,026
NET INVESTMENT INCOME (LOSS)	64,387
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(67,394)
In-kind redemptions	45,497
Foreign currency transactions	24
Net realized gain (loss)	(21,873)
Net change in unrealized appreciation (depreciation) on:
Investments	(93,661)
Foreign currency translation	(67)
Net change in unrealized appreciation (depreciation)	(93,728)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(115,601)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(51,214)

See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Statements of Changes in Net Assets
	Year Ended 10/31/2018	Year Ended 10/31/2017
OPERATIONS:
Net investment income (loss)	$ 64,387	$ 15,372
Net realized gain (loss)	(21,873)	27,390
Net change in unrealized appreciation (depreciation)	(93,728)	39,105
Net increase (decrease) in net assets resulting from operations	(51,214)	81,867
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(73,927)
Net investment income		(46,757)
Total distributions to shareholders	(73,927)	(46,757)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,966,321	1,885,063
Cost of shares redeemed	(938,142)	(1,895,367)
Net increase (decrease) in net assets resulting from shareholder transactions	1,028,179	(10,304)
Total increase (decrease) in net assets	903,038	24,806
NET ASSETS:
Beginning of period	1,008,475	983,669
End of period	$1,911,513	$1,008,475
Accumulated net investment income (loss) at end of period		$7,526
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	50,002	50,002
Shares sold	100,000	100,000
Shares redeemed	(50,000)	(100,000)
Shares outstanding, end of period	100,002	50,002
See Notes to Financial Statements

First Trust Heitman Global Prime Real Estate ETF (PRME)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,		Period Ended 10/31/2016 (a)
	2018	2017
Net asset value, beginning of period	$ 20.17	$ 19.67	$ 20.16
Income from investment operations:
Net investment income (loss)	1.08	0.31	0.40
Net realized and unrealized gain (loss)	(0.89)	1.13	(0.45)
Total from investment operations	0.19	1.44	(0.05)
Distributions paid to shareholders from:
Net investment income	(1.25)	(0.94)	(0.44)
Net asset value, end of period	$19.11	$20.17	$19.67
Total return (b)	0.77%	7.48%	(0.28)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,912	$ 1,008	$ 984
Ratio of total expenses to average net assets	0.95%	0.95%	0.95% (c)
Ratio of net investment income (loss) to average net assets	5.55%	1.51%	2.10% (c)
Portfolio turnover rate (d)	85%	104%	78%

(a)	Inception date is November 11, 2015, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of eight funds that are currently offering shares. This report covers the First Trust Heitman Global Prime Real Estate ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker PRME on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which the Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to provide long-term total return. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts (“REITs”), real estate operating companies (“REOCs”) and common stocks or depositary receipts of companies primarily engaged in the real estate industry. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities.The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018
the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2018, is included with the Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2018 and 2017, was as follows:
Distributions paid from:	2018	2017
Ordinary income	$73,927	$46,757
Capital gains	—	—
Return of capital	—	—
As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$10,432
Accumulated capital and other losses	(129,936)
Net unrealized appreciation (depreciation)	(90,147)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, and 2018 remain open to

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018
federal and state audit. As of October 31, 2018, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2018, the Fund had $129,936 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2018, the Fund had no net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2018, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$8,487	$(46,707)	$38,220
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Fund and First Trust have retained Heitman Real Estate Securities LLC (“Heitman” or the “Sub-Advisor”) to serve as its investment sub-advisor and Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH (the “Sub-Sub-Advisors”) to serve as the investment sub-sub-advisors. In this capacity, the Sub-Advisor is responsible for the selection and on-going monitoring of the securities in the Fund’s investment portfolio and overseeing the Sub-Sub-Advisors. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Heitman and its management of the investment of the Fund’s assets and will pay Heitman for its services as the Fund’s sub-advisor. The Sub-Sub-Advisors’ fees are paid by the Sub-Advisor out of its sub-advisory fee. First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018
Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
On May 14, 2018, shareholders of the Fund voted to approve a new investment sub-advisory agreement with the existing Sub-Advisor and new investment sub-sub-advisory agreements with each of the existing Sub-Sub-Advisors (collectively, the “New Agreements”). The Board of Trustees of the Trust had previously approved the New Agreements in connection with a change in control of Heitman LLC, the parent company of the Sub-Advisor and the Sub-Sub-Advisors, and the related “assignment” (as defined in the 1940 Act) of, resulting in the termination of, each of (i) the investment sub-advisory agreement among the Trust, First Trust, as the Fund’s investment advisor, and the Sub-Advisor; (ii) the investment sub-sub-advisory agreement among the Trust, First Trust, as the Fund’s investment advisor, the Sub-Advisor, and Heitman international Real Estate Securities HK Limited; and (iii) the investment sub-sub-advisory agreement among the Trust, First Trust, as the Fund’s investment advisor, the Sub-Advisor, and Heitman international Real Estate Securities GmbH (collectively, the “Previous Agreements”). The New Agreements took effect following the shareholder approval and are substantially similar to the Previous Agreements.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2018, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $1,033,897 and $1,056,650, respectively.
For the fiscal year ended October 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales were $1,952,493 and $930,015, respectively.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $700. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Notes to Financial Statements (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $700. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2020.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Heitman Global Prime Real Estate ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund IV, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended October 31, 2018 and 2017 and the period from November 11, 2015 (commencement of operations) through October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2018 and 2017 and for the period from November 11, 2015 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 21, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose the Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a monthly basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Federal Tax Information
For the fiscal year ended October 31, 2018, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
0.00%	12.30%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to some or all of the Funds are identified below, but not all of the material risks relevant to each Fund are included in this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund’s corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund’s portfolio managers use derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.
Equity Securities Risk. To the extent a Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as

Additional Information (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Fund of Funds Risk. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.
Index Constituent Risk. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a Fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the Fund and its shareholders.
Management Risk. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.
Market Risk. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

Additional Information (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Heitman Global Prime Real Estate ETF (the “Fund”). The Board approved the continuation of the Advisory Agreement for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Advisory Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (which included mutual funds, closed-end funds and exchange-traded funds (“ETFs”)) compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to renew the Advisory Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
The Board noted that it had approved a new Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor and Heitman Real Estate Securities LLC (the “Sub-Advisor”) and new Investment Sub-Sub-Advisory Agreements (the “Sub-Sub-Advisory Agreements”) among the Trust, on behalf of the Fund, the Advisor, the Sub-Advisor and each of Heitman International Real Estate Securities HK Limited (“Heitman HK”) and Heitman International Real Estate Securities GmbH (“Heitman GmbH” and together with Heitman HK, the “Sub-Sub-Advisors”) at a meeting held on December 10–11, 2017 for an initial two-year term and that shareholders of the Fund approved the new Sub-Advisory Agreement and the new Sub-Sub-Advisory Agreements at a meeting held in May 2018. Accordingly, the Board did not consider the renewal of the Sub-Advisory Agreement or the Sub-Sub-Advisory Agreements at the June 11, 2018 meeting and will first consider their renewal at the Board’s June 2019 meeting.
In reviewing the Advisory Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Advisory Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor and the Sub-Sub-Advisors, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and that the Advisor oversees the Sub-Advisor’s and the Sub-Sub-Advisors’ day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s, the Sub-Sub-Advisors’ and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration

Additional Information (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Advisory Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund’s investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee, and that the Sub-Advisor pays each of Heitman HK and Heitman GmbH a pro rata portion of the sub-advisory fee received from the Advisor based on the proportion of assets managed by each. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was below the median total (net) expense ratio of the peer funds in the Peer Group. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs comparable to the Fund and that all but one of the peer funds were open-end mutual funds or closed-end funds. The Board also noted that none of the peer funds employed an unaffiliated advisor/sub-advisor or advisor/sub-advisor/sub-sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund (which includes the Sub-Sub-Advisors). The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2017 to the performance of the peer funds in the Peer Group and to a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Peer Group average and the benchmark index for the one-year period ended December 31, 2017.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor and the Sub-Sub-Advisors are compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Additional Information (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	159	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	159	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	159	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	159	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	159	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Heitman Global Prime Real Estate ETF (PRME)
October 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Heitman Global Prime Real Estate ETF
October 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Heitman Real Estate Securities LLC
191 North Wacker Drive, Suite 2500
Chicago, IL 60606
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

(1)	(a) Declaration of Trust of the Registrant. (1)

(b) Amended and Restated Establishment and Designation of Series. (5)

(2)	By-Laws of the Registrant. (1)
(3)	Not applicable.
(4)	Form of Agreement and Plan of Reorganization (included in the Proxy Statement/Prospectus as Exhibit A thereto). (8)
(5)	Not applicable.
(6)	(a) Investment Management Agreement between Registrant and First Trust Advisors L.P., dated December 6, 2010, relating to First Trust STOXX®European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Global Engineering and Construction ETF and First Trust NASDAQ®Clean Edge® Smart Grid Infrastructure Index Fund. (3)

(b) Amended Schedule A of the Investment Management Agreement between Registrant and First Trust Advisors L.P., dated January 20, 2011, relating to First Trust STOXX® European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Global Engineering and Construction ETF and First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund. (4)

(c) Expense Reimbursement, Fee Waiver and Recovery Agreement, relating to First Trust STOXX® European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Global Engineering and Construction ETF and First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund. (3)

(d) Letter Agreement regarding the Expense Reimbursement, Fee Waiver Recovery Agreement. (7)

(7)	(a) Distribution Agreement. (3)

(b) Amended Exhibit A of the Distribution Agreement. (6)

(8)	Not applicable.
(9)	(a) Custody Agreement between the Registrant and The Bank of New York. (2)

(b) Amended Schedule II of the Custody Agreement. (6)

(10)	(a) 12b-1 Service Plan. (2)

(b) Exhibit A to 12b-1 Service Plan. (6)

(c) 12b-1 Plan Extension Letter Agreement. (7)

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP dated May 8, 2019. (8)
(12)	Opinion and Consent of Chapman and Cutler LLP dated May 8, 2019. (8)
(13)	Not applicable.
(14)	(a) Consent of Independent Registered Public Accounting Firm for First Trust Heitman Global Prime Real Estate ETF. (8)

(b) Consent of Independent Registered Public Accounting Firm for First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. (8)

(15)	Not applicable.
(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement. (8)
(17)	Form of Proxy Card for First Trust Heitman Global Prime Real Estate ETF (included in the Proxy Statement/Prospectus). *

_______________

* To be filed by amendment.

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on June 21, 2007.
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on August 30, 2007.
(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on January 28, 2011.
(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on January 27, 2012.
(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on August 17, 2018.
(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on October 31, 2018.
(7)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on January 28, 2019.
(8)	Filed herewith.

ITEM 17: UNDERTAKINGS

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton and State of Illinois, on the 8th day of May, 2019.

First Trust Exchange-Traded Fund II

By: /s/ James M. Dykas

James M. Dykas, President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signature			Date
/s/ James M. Dykas	President and Chief Executive
James M. Dykas	Officer		May 8, 2019

/s/ Donald P. Swade	Treasurer, Chief Financial
Donald P. Swade	Officer and Chief Accounting Officer		May 8, 2019

)
James A. Bowen*	Trustee )
)
)
Richard E. Erickson*	Trustee )
)
	)	By:	/s/ W. Scott Jardine
Thomas R. Kadlec*	Trustee )		W. Scott Jardine
	)		Attorney-In-Fact
	)		May 8, 2019
Robert F. Keith*	Trustee )
)
)
Niel B. Nielson*	Trustee )
)
*	Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute Registrant’s Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, are filed herewith.

EXHIBIT INDEX

(11)	Opinion and Consent of Morgan, Lewis & Bockius LLP dated May 8, 2019.
(12)	Opinion and Consent of Chapman and Cutler LLP dated May 8, 2019.
(14)	(a) Consent of Independent Registered Public Accounting Firm for First Trust Heitman Global Prime Real Estate ETF.

(b) Consent of Independent Registered Public Accounting Firm for First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund.

(16)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement.